UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2023

Fundamental Equity Growth Funds
Concentrated Growth
Flexible Cap
Large Cap Core
Mid Cap Growth
Small Cap Growth
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities
U.S. Equity ESG

Goldman Sachs Fundamental Equity Growth Funds

∎	CONCENTRATED GROWTH

∎	FLEXIBLE CAP

∎	LARGE CAP CORE

∎	MID CAP GROWTH

∎	SMALL CAP GROWTH

∎	SMALL/MID CAP GROWTH

∎	STRATEGIC GROWTH

∎	TECHNOLOGY OPPORTUNITIES

∎	U.S. EQUITY ESG

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities rallied during the 12 months ended August 31, 2023 (the “Reporting Period”). The Standard & Poor’s® 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of 14.94%. The Russell 3000® Index generated a return of 14.76%. The U.S. equity market’s strength was predominantly driven throughout the Reporting Period by disinflation momentum, an upswing in soft economic landing expectations and consumer resilience. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

As the Reporting Period began in September 2022, the S&P 500 Index declined, impacted most by the noticeable tightening of financial conditions guided, in turn, by expectations for a more aggressive global interest rate hike cycle. The U.S. Federal Reserve (the “Fed”) increased its “raise and hold” messaging as the end of September approached. The Fed’s hawkish policy received plenty of support on the back of higher than consensus expected August inflation data and a still tight labor market that showed only moderate proof of cooling. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The end of the month drove a surge in fears that tighter financial conditions in conjunction with deteriorating liquidity were preparing the basis for “something to break.” More specifically, from an equities perspective, there appeared to be a great deal of concern that corporate earnings could suffer given the combination of margin pressure, demand destruction, higher labor costs, slower economic activity and a strong U.S. dollar eroding overseas sales.

In the fourth quarter of 2022, the S&P 500 Index solidly increased, attributable primarily to gains in October and November. Investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases. (A basis point is 1/100th of a percentage point.) Positive inflation developments further supported aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most. Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market. Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the technology sector. On the geopolitical front, the most constructive takeaways came from China’s zero-COVID pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

During the first quarter of 2023, the S&P 500 Index returned 7.53%, marking its second straight quarterly gain. Following a stellar start to the calendar year, February 2023 proved to be a setback for the disinflation path after nonfarm payrolls data illustrated the largest job growth in six months, and the U.S. unemployment rate fell to a 53-year low, in turn pushing market forecasts for the Fed’s terminal rate upward. (The terminal federal funds rate is the ultimate interest rate level the Fed sets as its target for a cycle of rate hikes or cuts.) The January 2023 Producer Price Index (“PPI”) and core Personal Consumption Expenditure (“PCE”) Index saw their largest monthly increases since mid-2022, illustrating that more work was needed to combat inflation. The bearish case was further supported by a disappointing fourth quarter 2022 corporate earnings season, as margins came under pressure by persistently high input costs and weaker demand. (Bearish refers to an expected downward movement in the prices of securities.) Consensus forecasts for the Fed’s interest rate path took a dovish turn in March 2023 due to an abrupt banking crisis that escalated the risk of raising interest rates. Economic data in March also contributed to the dovish sentiment, as February 2023 PPI, PCE and personal income growth data were cooler than consensus expected.

During the second quarter of 2023, the S&P 500 Index returned 8.74%, marking its third consecutive quarterly gain. In addition to those factors that drove strong performance throughout the Reporting Period, second quarter results were boosted by a better than consensus expected first quarter 2023 corporate earnings season and persistent enthusiasm around artificial intelligence (“AI”), including the possibility for a boom in AI-related chipmakers. In turn, growth stocks significantly outperformed their value counterparts, as mega-cap technology stocks accounted for a vast majority of the S&P 500 Index’s rally in the quarter. First quarter 2023 corporate earnings metrics, although supported by a lower bar, were well above their one-year averages due to a combination of ongoing pricing power, supply-chain normalization, cost-cutting initiatives and margin expansion. Disinflation progress was

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highlighted by a cooler than consensus expected May 2023 Consumer Price Index (“CPI”) reading, as the inflation rate fell to 4.0%, the lowest level in more than two years, on the back of lower energy prices. The May PPI and headline PCE Index data also came in below consensus forecasts. Furthermore, transitory inflation pressures, such as supply-chain disruptions, continued to fade throughout the quarter. The soft landing narrative continued to take form with a still-tight labor market and robust housing market helping to counteract the possibility of a recession. Despite the S&P 500 Index’s strong second calendar quarter, there were numerous bearish takeaways. These primarily surrounded the implacable higher-for-longer messaging from the Fed. Although the June Fed meeting left the federal funds rate unchanged, Fed Chair Powell made a hawkish statement that the Fed is open to additional rate hikes before year end. Concentrated market leadership was another concern for investors that raised doubts about the sustainability of the U.S. equity market rally. On the geopolitical front, a slower than consensus expected economic recovery in China presented an additional setback for the market.

In July 2023, U.S. equities continued to gain ground, driven by lower than consensus expected inflation, strong economic data and broadly resilient corporate quarter-end results. Spearheaded by initial outperformance of big information technology firms, the breadth of the rally expanded as second quarter 2023 earnings were widely reporting better than consensus expected results. As of July’s close, more than half of the S&P 500 Index companies had reported, with approximately 80% of the companies reporting positive earnings surprises. However, the majority of the corporate upside was derived from margin increases, as earnings growth was blended and slightly underwhelming consensus expectations. Supporting the relatively strong corporate data, the June CPI reading was the most dominant market mover for the month, with headline inflation falling more than consensus expected to 3% year over year. Coupled with falling inflation rates, second quarter Gross Domestic Product (“GDP”) was another signal of resilience, outperforming consensus expectations and rising 2.4% on an annualized basis, reflecting robust consumer spending durability. The theme of economic strength was further underpinned by the core PCE reading falling to its lowest level since September 2021, consumer confidence reaching its highest level since mid-2021, and both initial and continuing jobless claims realizing numbers below their respective forecasts. The Fed raised interest rates in July by another 25 basis points.

August 2023 saw the first monthly decline for the S&P 500 Index since February 2023. The U.S. equities market started the month sluggish, as Fitch Ratings, a leading credit rating agency, downgraded the U.S.’ credit rating by one notch from AAA to AA+. On the earnings front, S&P 500 Index companies saw earnings decline in the second quarter compared to a year earlier, marking the third consecutive quarter of negative earnings growth reported by the S&P 500 Index. Firms continued to juggle challenges regarding margin compression and top-line growth from rising costs, a reduction in consumer spending, and an increase in interest expenses. Mega-cap technology names, primarily in the semiconductor and software industries, continued to dominate headlines and positive sentiment from AI tailwinds. The theme of bearish corporate earnings was further underpinned by Fed Chair Powell’s cautious stance on monetary policy that is dependent on future economic data. Still, consumers exhibited resiliency, with personal spending rising in July, and data showing an ease in labor market pressures. Inflation seemed to be cooling based on CPI and labor market data. However, investors appeared to remain wary, as inflation may be stickier than consensus expected due to other macro factors.

For the Reporting Period overall, nine of the 11 sectors of the S&P 500 Index posted absolute gains, with six of the nine generating robust double-digit positive total returns. The information technology sector led the way, followed by communication services and industrials. On a relative basis, the weakest performing sectors in the S&P 500 Index were utilities, real estate and consumer staples.

Within the U.S. equity market, all capitalization segments generated positive absolute returns during the Reporting Period. Large-cap stocks, as measured by the Russell 1000® Index, were strongest, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, in a reversal from the prior 12-month period, growth stocks meaningfully outperformed value stocks on a relative basis across the capitalization spectrum during the Reporting Period. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we believed the U.S. equity market’s performance will likely depend on the effects of the Fed’s ongoing fight against inflation. Investor optimism improved during the Reporting Period with the consistent deceleration of

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MARKET REVIEW

inflation since its peak in the summer of 2022, thanks largely to declining oil prices and easing global supply constraints that pushed energy and core good prices lower. However, core inflation remained well above the Fed’s 2% target at the end of the Reporting Period, making the central bank inclined to further increase the federal funds rate. The most recent Summary of Economic Projections, a summary released four times a year of Fed policymakers’ projections on a variety of economic indicators and their views on the uncertainty and risks attending the outlook, was forecasting two additional interest rate hikes, bringing the terminal rate to 5.50% to 5.75%. Such a view was echoed by hawkish Fed commentary emphasizing that two additional interest rate hikes can be expected. After 500 basis points of interest rate hikes and the possibility for more, Fed commentary might have a more significant impact on the U.S. equity market than the absolute rate itself, in our opinion.

Although a U.S. economic recession remains a possibility, the combination of slowing inflation, resilient economic growth, and mega-cap technology dominance that we witnessed in the first eight months of 2023 has materially diminished the downside risks of a recession and more aggressive Fed policy, in our view. At the same time, we believed at the end of the Reporting Period that upside potential has vastly expanded from a potential AI-related profit boost. On the other hand, the lagged effect of monetary policy tightening has raised concerns around looming and unexpectedly large repercussions. Some key areas susceptible to recessionary risk, in our view, include the progression of unemployment claims and layoffs as well as tightening credit conditions and its consequent effect on small businesses.

We believe that implementing strategic active management may be the best course of action during this time. Without action, portfolios may be unbalanced during this period of macroeconomic uncertainty, with a decreasing, but still looming, possibility of recession. It is important to note that the S&P 500 Index is overly-concentrated now in the largest holdings and may not have the width of support necessary to weather a recessionary storm. As such, we intend to stay true, as always, to our quality-first investment approach as we continue to seek to invest in businesses with healthy balance sheets, relatively stable cash flow generation and differentiated business models aligned to secular advantages. We think focusing on higher quality investments can help navigate heightened volatility, while also positioning investors to benefit from the next upcycle. We continue to test our strategies and re-evaluate our assumptions with increasing information, staying focused on the long-term investment horizon.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fundamental Equity Growth Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

At a meeting of the Board of Trustees of Goldman Sachs Trust (the “Trust”) held on June 13-14, 2023, the Trustees approved, on behalf of the Goldman Sachs Concentrated Growth Fund and Goldman Sachs Small Cap Growth Fund (the “Funds”), the termination of Class R Shares of the Funds (the “Termination”).

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PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in U.S. equity investments selected for their potential to achieve capital appreciation over the long term. The Fund typically holds 30-40 companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest up to 10% of its total assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 24.58%, 23.69%, 24.94%, 24.88%, 24.90% and 24.97%, respectively. These returns compare to the 21.94% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole detracted from relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, industrials and consumer discretionary, wherein stock selection in each proved effective. Only partially offsetting these positive contributors was weak stock selection in communication services. Having overweighted allocations to real estate and materials, which each lagged the Russell Index during the Reporting Period, and having an underweighted allocation to communication services, which outpaced the Russell Index during the Reporting Period, also hurt. Having a position in cash during a Reporting Period when the Russell Index rallied further dampened the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in NVIDIA, Eli Lilly and Company and Old Dominion Freight Line.

NVIDIA is a semiconductor manufacturer and designer. Its shares initially rose during the Reporting Period, as investors had broad-based positive sentiment toward artificial intelligence (“AI”)-related companies. This positive momentum was then boosted when NVIDIA reported first and second quarter 2023 earnings that surpassed any bullish, or optimistic, consensus expectations. Second quarter 2023 revenue doubled from the previous year, as investment in AI propelled the company forward faster than even the company had anticipated. Overall, the beating of consensus expectations and raising of guidance was largely attributable to increased data center demand. Such demand was driven by companies increasingly focusing on AI, the non-data center business coming off a trough, a new product cycle related to Hopper, and strength in China as consumers there were demanding more of the lower specification semiconductors as they feared the possibility of further restrictions past the high end. (The NVIDIA Hopper architecture advances tensor core technology with the transformer engine, designed to accelerate the training of AI models.) At the end of the Reporting Period, we continued to view NVIDIA as one of the best positioned semiconductor companies over the long term, and we remained bullish on consumer-levered semiconductor companies. We believed NVIDIA’s competitive advantage, compelling intellectual property and high growth end markets, particularly toward AI and

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PORTFOLIO RESULTS

autonomous vehicles, may well propel the company forward in the months and years ahead.

Eli Lilly and Company (“Eli Lilly”) engages in the discovery, development and sale of pharmaceutical products. Its shares surged after the company’s first and second quarter 2023 financial results exceeded consensus expectations given acceleration of revenue growth with impressive performance from growth products and soaring demand of new products. The company saw especially notable results during the Reporting Period from its obesity trial on a new drug, which showed the best weight loss results of any similar product. Scientific studies showed that anti-obesity drugs can reduce the risk of cardiovascular events, which may help weight loss treatments gain health insurance coverage—resulting in availability for a broader market of patients. Overall, we continued at the end of the Reporting Period to believe that Eli Lilly had an attractive new product suite in development and the path to further market share capture remained intact. We further believed the company was well positioned to benefit from the secular growth trend targeting obesity with its best-in-class obesity drug and a full portfolio of next generation obesity drugs in its pipeline.

Less-than-truckload shipping company Old Dominion Freight Line was another top positive contributor to the Fund’s relative results during the Reporting Period. The company released a solid fourth quarter 2022 earnings report, with a bottom-line beat of consensus expectations driven by improved margins due to strong pricing and cost controls. The company also announced a 33% increase to its dividend. Shares of the company then appreciated again in June 2023 on news that industry rival, Yellow Corporation, could declare bankruptcy, which would create a significant opportunity for Old Dominion Freight Line to increase its market share. Such a scenario could also cause immediate pricing and volume gains for other less-than-truckload companies. Subsequently, the company announced second quarter 2023 earnings with a slight earnings per share beat of consensus expectations on improved margins. The results also featured pricing growth, moderating tonnage declines and strong cost control. At the end of the Reporting Period, we continued to believe the company was likely to hold up well in a potential economic downturn due to execution and superior industry structure. We also believed Old Dominion Freight Line may be poised to potentially benefit from what we saw as structural growth opportunities in the industry, with the freight cycle well below mid-cycle and with industry price discipline remaining strong.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were American Tower, BILL Holdings and Adobe.

American Tower, a provider and operator of wireless communication infrastructure, faced headwinds affecting its returns during the Reporting Period. These headwinds included rising interest rates increasing its debt interest payments, foreign exchange rate fluctuations affecting its international tower operations, and customer consolidation hurting its earnings. However, demand for its tower and data center infrastructures remained strong, and investors appeared to expect that American Tower can produce enough capital to increase its dividend by 10%. At the end of the Reporting Period, we believed recent issues impeding the company would likely fade, and long-term tailwinds may well help reaccelerate its growth as demand for its operations remained robust.

Cloud-based infrastructure software company BILL Holdings simplifies, digitizes and automates complex back-office financial operations. Despite reporting relatively strong third quarter 2022 earnings, the company’s share price depreciated in line with the broader software industry in November 2022 as overall unfavorable macroeconomic trends affected the entire complex. The company’s stock further declined after reporting a disappointing fourth quarter 2022 when it saw an unexpected slowdown in total payment volume especially in BILL Holding’s core business. The company also announced weak guidance for the next year, which caused some investor worry. Due to the slowdown relative to industry data in terms of total payment volume growth, we decided to exit the Fund’s position in BILL Holdings during the first quarter of 2023 in favor of what we considered to be better risk/reward opportunities elsewhere in the Fund’s portfolio.

Computer software company Adobe saw a drop in its stock’s price, predominantly attributable to the announcement of its acquisition of Figma for more than $20 billion. The deal was broadly perceived as a massive overpay that will bring immense dilution. On the positive side, the deal reduced Adobe’s competition, and we were optimistic at the end of the Reporting Period that it would heighten Adobe’s presence within the enterprise. Still, while we remained confident in the company’s long-term revenue growth potential and dominant position in its core creative market, which is set to widely expand its subscribers driven by digital

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PORTFOLIO RESULTS

transformation initiatives, we ultimately decided to sell out of the Fund’s position in Adobe in favor of other investment opportunities with what we believed were greater risk/reward prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position during the Reporting Period in financial business software company Intuit. We believe Intuit is a high quality business demonstrating durable revenue growth driven by pricing power, the opportunity to integrate generative AI into its offerings, its move to target upmarket customers, and product cross-sell abilities. The company has had continued subscriber growth and a high level of recurring revenue in defensive categories, which has allowed the company to withstand macroeconomic headwinds relatively well. Overall, we believe near-term headwinds the business may face are reflected in the stock already, and it has potential margin expansion opportunity going forward.

During the Reporting Period, we initiated a Fund position in pharmaceutical and biotechnology company AstraZeneca. In our view, the company has a rick product pipeline for 2023, and we believe it is one of the fastest growing names in the pharmaceuticals industry. We further believe that as China returns to growth and recent drug launches gain further adoption, this may well prove accretive to the company’s earnings potential.

Conversely, in addition to the sales of Adobe and BILL Holdings, already mentioned, we exited the Fund’s position in data analytics provider Verisk Analytics during the Reporting Period. A combination of decelerating organic revenue growth and transaction revenue headwinds in Verisk Analytics’ insurance business contributed to our decision to sell out of the company in favor of what we felt were other more attractive risk/reward opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, financials, industrials, materials and real estate increased and its allocations to communication services, consumer discretionary and health care decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had overweighted positions relative to the Russell Index in the materials, health care and real estate sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in communication services, consumer discretionary and industrials. The Fund was rather neutrally weighted relative to the Russell Index in consumer staples, financials and information technology and had no positions at all in the utilities and energy sectors at the end of the Reporting Period.

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FUND BASICS

Concentrated Growth Fund

as of August 31, 2023

TOP TEN HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	10.2%	Software
Apple, Inc.	10.1	Technology Hardware, Storage & Peripherals
NVIDIA Corp.	7.6	Semiconductors & Semiconductor Equipment
Amazon.com, Inc.	5.4	Broadline Retail
Eli Lilly & Co.	4.0	Pharmaceuticals
Mastercard, Inc., Class A	4.0	Financial Services
Alphabet, Inc., Class A	3.0	Interactive Media & Services
Marvell Technology, Inc.	3.0	Semiconductors & Semiconductor Equipment
Intuit, Inc.	2.6	Software
Sherwin-Williams Co. (The)	2.6	Chemicals

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on September 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	24.58%	11.46%	12.74%	—
Including sales charges	17.75%	10.20%	12.11%	—

Class C
Excluding contingent deferred sales charges	23.69%	10.63%	11.90%	—
Including contingent deferred sales charges	22.51%	10.63%	11.90%	—

Institutional	24.94%	11.82%	13.15%	—

Investor	24.88%	11.74%	13.03%	—

Class R6 (Commenced July 31, 2015)	24.90%	11.84%	N/A	12.18%

Class P (Commenced April 17, 2018)	24.97%	11.84%	N/A	13.17%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in small-, mid- and large-cap issuers. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Advisor to be positioned for long-term growth of capital. This strategy is combined with a quantitative risk allocation process that is used to assist portfolio construction and trading decisions.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Flexible Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 17.92%, 17.02%, 18.30%, 18.14%, 18.36%, 17.62% and 18.34%, respectively. These returns compare to the 15.94% average annual total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the S&P 500 Index on a relative basis during the Reporting Period due to stock selection overall. Sector allocation decisions as whole detracted, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were industrials, consumer staples and materials. Effective stock selection drove results in each of these sectors. The sectors that detracted most from the Fund’s relative results during the Reporting Period were health care, energy and communication services, wherein stock selection proved challenging. Having a position in cash, though small, during a Reporting Period when the S&P 500 Index rallied further dampened the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the S&P 500 Index were positions in Saia, General Electric and Pfizer.

Saia provides regional and interregional less-than-truckload (“LTL”) services through a single integrated organization. The share price of transportation holding company Saia skyrocketed during the Reporting Period, with investors apparently wanting to buy truckers’ shares before an economic recovery. Industry concerns surrounding LTL competitor and third-largest LTL company based on 2022 revenue, Yellow Corporation, further boosted Saia’s share price. Any potential reduction in Yellow Corporation’s operations would be a tailwind to volume and industry-wide pricing. At the end of the Reporting Period, we continued to think LTL fundamentals should hold up well in an economic downturn, and good operators should take share and drive significant operating leverage in a recovery. Saia also has a distinctive opportunity to continue closing the price gap versus industry-leading peers, in our opinion, as its service has improved along with greater network density.

Industrials conglomerate General Electric was another top positive contributor to the Fund’s relative results during the Reporting Period. The company’s share price initially benefited from the news of its divestiture of GE HealthCare as a standalone business. Despite reporting a top-line third quarter 2022 earnings miss of consensus expectations, the company’s share price appreciated because of a strong beat of consensus expectations on earnings and free cash flow. The company’s share price continued to appreciate in January 2023 on the news of a solid fourth quarter 2022 earnings release, as the company’s core business reported results ahead of consensus expectations. Additionally, investors reacted positively to General Electric’s newly deleveraged business in the wake of the then-recent spinoff of its health care segment. General Electric’s stock appreciated further after the company reaffirmed its 2023 guidance and announced expectations for greater aerospace

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PORTFOLIO RESULTS

profits. The company maintained this trend by announcing two quarters with results ahead of consensus expectations, as General Electric had the fastest free cash flow and earnings growth rate of large-cap industrial companies during these quarters. At the end of the Reporting Period, we continued to like General Electric for its leading aerospace exposure, which we believed was still below mid-cycle, as well as for its improvement and energy transition opportunities within its power business—all at an attractive valuation, in our view. Finally, we maintained our belief that the company’s balance sheet remained strong.

Pharmaceutical company Pfizer was a top contributor to the Fund’s relative results during the Reporting Period mostly due to strong third quarter 2022 earnings being announced in November 2022, beating consensus expectations. We ultimately decided to sell the Fund’s position in Pfizer at a lofty valuation and move on to focus on other businesses with what we believed were better risk/reward opportunities.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in Meta Platforms (Class A), Broadcom and Adobe.

Meta Platforms (Class A) is the parent company of Facebook, Instagram and Threads, engaging in the development of social media applications. Due to what many saw as excessive hiring and high product development costs, the company posted weak performance in 2022. The company has been focusing its efforts on different new devices to diversify and enter new markets. In doing so, it ramped up spending throughout the fourth quarter of 2022, especially on its metaverse construction project, which lost several billion dollars in 2022. As of the second quarter of 2023, the company had already showed improved cost efficiency and better engagement trends. Overall, the company performed well during the Reporting Period, especially in the narrow breadth growth lead market at the beginning of 2023, but the Fund’s underweight positioning caused the holding to be a relative detractor from results. At the end of the Reporting Period, we were optimistic that despite near-term challenges, the company can maintain its attractive operating margins and that the broader industry had positive tailwinds.

Similarly, the Fund’s underweight position in the strongly performing semiconductor company Broadcom led to it being a top detractor from relative results during the Reporting Period. The company primarily participates in semiconductor solutions as well as infrastructure software. At the end of the Reporting Period, we remained positive on Broadcom’s long-term positioning, as we believed there was growth opportunity within the artificial intelligence (“AI”) space. However, while we intend to continue to monitor the company, we still believed at the end of the Reporting Period that there were better risk/reward opportunities elsewhere in the sector.

Computer software company Adobe saw a drop in its stock’s price, predominantly attributable to the announcement of its acquisition of Figma for more than $20 billion. The deal was broadly perceived as a massive overpay that will bring immense dilution. On the positive side, the deal reduced Adobe’s competition, and we were optimistic at the end of the Reporting Period that it would heighten Adobe’s presence within the enterprise. As with the other holdings mentioned here, for the Reporting Period overall, the company performed well, especially in the narrow breadth growth lead market at the beginning of 2023, but the Fund’s underweight positioning caused the holding to be a relative detractor from results. While we remained confident in the company’s long-term revenue growth potential and dominant position in its core creative market, which is set to widely expand its subscribers driven by digital transformation initiatives, we ultimately decided to sell out of the Fund’s position in Adobe because of what we felt was its less attractive valuation after its rally in favor of other investment opportunities with what we believed were greater risk/reward prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We established a Fund position during the Reporting Period in financial business software company Intuit. We believe Intuit is a high quality business demonstrating durable revenue growth driven by pricing power, the opportunity to integrate generative AI into its offerings, its move to target upmarket customers, and product cross-sell abilities. The company has had continued subscriber growth and a high level of recurring revenue in defensive categories, which has allowed the company to withstand macroeconomic headwinds relatively well. Overall, we believe near-term

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PORTFOLIO RESULTS

headwinds the business may face are reflected in the stock already, and it has potential margin expansion opportunity going forward.

We initiated a Fund position in semiconductor equipment company Applied Materials during the Reporting Period. We believe the company will be a relatively strong performer given its exposure to lagging edge nodes. Further, we are increasingly bullish on the company’s trajectory in wafer fab equipment compared to its peers. Overall, we believe Applied Materials is well positioned to outperform its competitors given its higher exposure to logic and foundry investments.

Conversely, in addition to the sales of Adobe and Pfizer already mentioned, we exited the Fund’s position in multinational investment bank and financial services company Morgan Stanley during the Reporting Period. While we still like the company for the long term, its stock has been a relative outperformer versus its peers in recent history causing it to trade at a relative premium, in our view. Further, its management guided to flat net interest income for the rest of the calendar year. Given the events in the industry, investors appeared focused on the metric and margin headwinds the company faced. Ultimately, we preferred to rotate proceeds into ideas we had more conviction in for the medium to long term.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials increased and its allocations to information technology and real estate decreased relative to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had underweighted positions relative to the S&P 500 Index in the consumer staples and health care sectors and was rather neutrally weighted in the remaining nine sectors of the S&P 500 Index at the end of the Reporting Period.

11

FUND BASICS

Flexible Cap Fund

as of August 31, 2023

TOP TEN HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.6%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	6.4	Software
Amazon.com, Inc.	2.8	Broadline Retail
NVIDIA Corp.	2.7	Semiconductors & Semiconductor Equipment
Alphabet, Inc., Class A	2.6	Interactive Media & Services
Alphabet, Inc., Class C	2.0	Interactive Media & Services
JPMorgan Chase & Co.	1.6	Banks
Visa, Inc., Class A	1.5	Financial Services
Eli Lilly & Co.	1.5	Pharmaceuticals
SPDR S&P 500 ETF Trust	1.4

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 1, 2013 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Flexible Cap Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	17.92%	11.34%	13.00%	—
Including sales charges	11.43%	10.09%	12.36%	—

Class C
Excluding contingent deferred sales charges	17.02%	10.51%	12.15%	—
Including contingent deferred sales charges	15.97%	10.51%	12.15%	—

Institutional	18.30%	11.74%	13.42%	—

Investor	18.14%	11.61%	13.28%	—

Class R6 (Commenced July 31, 2015)	18.36%	11.76%	N/A	11.75%

Class R	17.62%	11.06%	12.72%	—

Class P (Commenced April 17, 2018)	18.34%	11.77%	N/A	12.26%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Large Cap Core Fund

Portfolio Composition

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap issuers. Large-cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell 1000® Index at the time of investment. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Large Cap Core Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 16.13%, 15.32%, 16.54%, 15.99%, 16.43%, 16.55%, 15.85% and 16.56%, respectively. These returns compare to the 15.40% average annual total return of the Fund’s benchmark, the Russell 1000® Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole detracted, albeit modestly, from the Fund’s relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were industrials, materials and consumer discretionary, wherein stock selection in each proved effective. The sectors that detracted most from the Fund’s relative performance during the Reporting Period were information technology, financials and communication services, wherein stock selection in each dampened results. Having underweighted allocations to information technology and communication services, the two strongest performing sectors in the Russell Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in Intuitive Surgical, Eaton and KLA.

Intuitive Surgical develops, manufactures and markets robotic surgical systems and related instruments and accessories for invasive surgery. Despite sporadic volatility throughout, the company’s shares generated a robust double-digit gain during the Reporting Period in large part, we believe, due to what we see as its solid balance sheet and progress within its use of artificial intelligence (“AI”) for health care. At the end of the Reporting Period, we continued to believe the company is one of the highest quality names in the medical device industry with a long runway of growth potential given its position in the expanding market of enabling minimally invasive procedures.

Power management company Eaton delivered solid operating results throughout the Reporting Period, starting in the third quarter of 2022 when it slightly beat consensus expectations with its results. The market began seeing the benefits for Eaton of being an electrical products company in an increasingly electrified world when the company announced a solid fourth quarter 2022 earnings report, which propelled

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PORTFOLIO RESULTS

the company’s stock forward, as it beat consensus expectations on both the top and bottom lines. Furthermore, the company illustrated strong backlog growth, which alludes to strong and ongoing order activity. Then, in July and August 2023, the company’s stock appreciated after it announced electric vehicle fleet charging solutions and after reporting second quarter 2023 earnings ahead of consensus expectations, driven by growth in its electrical and aerospace segments. Further, the company raised its guidance for the full calendar year, anticipating enhanced strength as the leading player in electrical products. At the end of the Reporting Period, we remained positive about the company, as its risk/reward profile looked compelling to us given that Eaton’s management has focused the company primarily as an electrical products business. We also believed the company’s direction was in line with multiple secular tailwinds and its portfolio would benefit from increased spending on U.S. manufacturing due to re-shoring tailwinds, electric vehicle investments and Inflation Reduction Act and Chips Act stimulus.

KLA is a semiconductor manufacturing company that seeks to empower innovation throughout the technology industry. Its performance was strong during the Reporting Period, and the company beat consensus expectations for three consecutive quarters and raised its guidance in its reports for the first and second quarters of 2023. We continued to favor KLA among the semiconductor capital equipment companies at the end of the Reporting Period, as it continued to outperform its peers. We believed KLA was well positioned at the end of the Reporting Period to benefit from secular growth trends.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in First Republic Bank, CVS Health and Meta Platforms (Class A).

First Republic Bank engages in the provision of private banking, business banking, real estate lending and wealth management. The company’s stock faced initial weakness when it reported third quarter 2022 earnings slightly better than consensus expected but guided future net interest margin in the lower end of its previous guidance. Then, in the first quarter of 2023, its stock price declined, driven by broader fear in the banking industry, as regional banks illustrated an asset/liability mismatch in invested securities that caused fears in customers. This led to withdrawals of balances from regional banks in favor of larger financial institutions. While we had previously liked its underlying businesses, we ultimately decided to sell the Fund’s position in First Republic Bank, as perception often drives stock prices, and fear around solvency caused volatility for regional banks.

Health care services provider and pharmacy retailer CVS Health was another top detractor from the Fund’s relative results during the Reporting Period. Shares of CVS Health took a hit in the fourth quarter of 2022 following the announcement that its largest health insurance plan for Medicare recipients received a lower star rating, making the plan ineligible for government bonus payments in 2024. Its stock also suffered from a pullback in the broader health care sector in the second half of December 2022. Further, the company’s share price depreciated after CVS Health reported weaker than consensus expected fourth quarter 2022 earnings. Investor concerns grew during the first quarter of 2023, as competition in the pharmaceutical space intensified, while the U.S. demand for prescription drugs has begun to decline, and the company continued to grapple with inflationary pressure on its pricing. At the end of the Reporting Period, we recognized that CVS Health has lagged the managed care organization peer group, but we were constructive about the company’s ability to offset recent headwinds by transferring its Medicare Advantage members to other four-star rated plans, along with share buybacks. Additionally, we thought CVS Health’s balance sheet remained strong.

Meta Platforms (Class A) is the parent company of Facebook, Instagram and Threads, engaging in the development of social media applications. Due to what many saw as excessive hiring and high product development costs, the company posted weak performance in 2022. The company has been focusing its efforts on different new devices to diversify and enter new markets. In doing so, it ramped up spending throughout the fourth quarter of 2022, especially on its metaverse construction project, which lost several billion dollars in 2022. As of the second quarter of 2023, the company had already showed improved cost efficiency and better engagement trends. At the end of the Reporting Period, we were optimistic that despite near-term challenges, the company can maintain its attractive operating margins and that the broader industry had positive tailwinds.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

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PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position during the Reporting Period in Domino’s Pizza. The company engages in the management of company and franchise-owned pizza stores. We believe in the company’s ability to post strong margins despite the current macroeconomic environment.

We established a Fund position in CoStar Group during the Reporting Period. The company provides online real estate marketplaces, information and analytics in the commercial and residential property markets. We purchased the stock ahead of its fourth quarter 2022 earnings release, as we believed its stock was being undervalued in the market and had a better risk/return profile than its peers.

Conversely, in addition to the sale of First Republic Bank mentioned earlier, we exited the Fund’s position in computer software company Adobe. The drop in its stock’s price during the Reporting Period can be predominantly attributed to its announced acquisition of Figma for more than $20 billion. The deal was broadly perceived as a massive overpay that may bring immense dilution. After thorough analysis, we ultimately decided to sell the Fund position in favor of other investment opportunities with what we saw as greater risk/reward prospects.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, relative to the Russell Index, the Fund’s allocations to materials and utilities increased and its allocations to communication services, industrials and information technology decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund was overweight relative to the Russell Index in materials, energy and health care. On the same date, the Fund was underweight relative to the Russell Index in information technology, financials and communication services and was rather neutrally weighted to consumer discretionary, consumer staples, industrials, real estate and utilities.

16

FUND BASICS

Large Cap Core Fund

as of August 31, 2023

TOP TEN HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.2%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	6.2	Software
Amazon.com, Inc.	3.1	Broadline Retail
NVIDIA Corp.	2.5	Semiconductors & Semiconductor Equipment
Alphabet, Inc., Class A	2.3	Interactive Media & Services
Alphabet, Inc., Class C	2.0	Interactive Media & Services
JPMorgan Chase & Co.	1.7	Banks
Procter & Gamble Co. (The)	1.5	Household Products
Visa, Inc., Class A	1.5	Financial Services
Bristol-Myers Squibb Co.	1.3	Pharmaceuticals

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS LARGE CAP CORE FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 1, 2013 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Core Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	16.13%	10.54%	12.87%	—
Including sales charges	9.76%	9.29%	12.23%	—

Class C
Excluding contingent deferred sales charges	15.32%	9.73%	12.04%	—
Including contingent deferred sales charges	14.16%	9.73%	12.04%	—

Institutional	16.54%	10.94%	13.30%	—

Service	15.99%	10.39%	12.74%	—

Investor	16.43%	10.81%	13.15%	—

Class R6 (Commenced July 31, 2015)	16.55%	10.95%	N/A	11.89%

Class R	15.85%	10.26%	12.58%	—

Class P (Commenced April 17, 2018)	16.56%	10.95%	N/A	11.55%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Mid Cap Growth Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers. Mid-cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell Midcap® Growth Index at the time of investment. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 7.76%, 7.00%, 8.11%, 7.64%, 8.09%, 8.10%, 7.53% and 8.15%, respectively. These returns compare to the 13.00% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns were solidly positive, the Fund underperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole also detracted from relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative performance during the Reporting Period were information technology, financials and consumer discretionary, wherein stock selection in each proved especially challenging. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, materials and industrials, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in First Republic Bank, BILL Holdings and Enphase Energy.

First Republic Bank engages in the provision of private banking, business banking, real estate lending and wealth management. The company’s stock faced initial weakness when it reported third quarter 2022 earnings slightly better than consensus expected but guided future net interest margin in the lower end of its previous guidance. Then, in the first quarter of 2023, its stock price declined driven by broader fear in the banking industry, as regional banks illustrated an asset/liability mismatch in invested securities that caused fears in customers. This led to withdrawals of balances from regional banks in favor of larger financial institutions. While we had previously liked its underlying businesses, we ultimately decided to sell the Fund’s position in First Republic Bank, as perception often drives stock prices, and fear around solvency caused volatility for regional banks.

Cloud-based infrastructure software company BILL Holdings simplifies, digitizes and automates complex back-office financial operations. Despite reporting relatively strong third quarter 2022 earnings, the company’s share price depreciated in line with the broader software industry in November 2022 as overall unfavorable macroeconomic trends affected the entire complex. The company’s stock further declined after reporting a disappointing fourth quarter

19

PORTFOLIO RESULTS

2022 when it saw an unexpected slowdown in total payment volume especially in BILL Holding’s core business. The company also announced weak guidance for the next year, which caused some investor worry. Due to the slowdown relative to industry data in terms of total payment volume growth, we decided to exit the Fund’s position in BILL Holdings during the first quarter of 2023 in favor of what we considered to be better risk/reward opportunities elsewhere in the Fund’s portfolio.

Enphase Energy is a global energy management technology company that develops and manufactures solar micro inverters and battery systems. Enphase Energy performed below consensus expectations due both to the negative effect of high U.S. interest rates on solar projects and uncertainty in the broader industry. Despite these headwinds the company faced, we continued at the end of the Reporting Period to have confidence in Enphase Energy with a long-term perspective. We remained encouraged that stable pricing, a bottoming in battery storage and expansion into the European Union could prove to be tailwinds until the U.S. recovery becomes more visible.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in CrowdStrike Holdings, Saia and Rockwell Automation.

CrowdStrike Holdings, a cybersecurity products and services provider, was a new purchase for the Fund during the Reporting Period. The company’s headline metrics beat consensus expectations during the Reporting Period as heightened demand for digital security services fueled the business forward. At the end of the Reporting Period, we continued to believe CrowdStrike Holdings offers a quality product, is gaining share in end-markets and features healthy profitability metrics.

Saia provides regional and interregional less-than-truckload (“LTL”) services through a single integrated organization. The share price of transportation holding company Saia skyrocketed during the Reporting Period, with investors apparently wanting to buy truckers’ shares before an economic recovery. Industry concerns surrounding LTL competitor and third-largest LTL company based on 2022 revenue, Yellow Corporation, further boosted Saia’s share price. Any potential reduction in Yellow Corporation’s operations would be a tailwind to volume and industry-wide pricing. At the end of the Reporting Period, we continued to think LTL fundamentals should hold up well in an economic downturn, and good operators should take share and drive significant operating leverage in a recovery. Saia also has a distinctive opportunity to continue closing the price gap versus industry-leading peers, in our opinion, as its service has improved along with greater network density.

Shares of industrial automation and information services provider Rockwell Automation appreciated largely in line with the electrical equipment industry. More specific to the company, Rockwell Automation’s stock appreciated after reporting solid operating results for the fourth quarter of 2022, even while guidance was conservative as the company was looking to regain credibility. Further, the company’s second quarter 2023 results illustrated strong results out of its software and controls business segment with orders remaining strong and software solutions outperforming due to the company broadening its customer base. Rockwell Automation has had a nice recovery following its disaster last year due to component shortages, and, at the end of the Reporting Period, we continued to like what its Chief Executive Officer has done strategically with the business. We also believed the company was well positioned as global industrial capital expenditures are being more centered around the U.S. this cycle, which should drive higher growth versus its peers, with the company’s new products adding higher profit content.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of shares of CrowdStrike Holdings mentioned earlier, we established a Fund position in off-price apparel and home accessories retailer Ross Stores during the Reporting Period. Off-price remains our favored segment of the retail industry for 2023. Also, the combination of Ross Stores’ underlying fundamentals remaining healthy, in our view, and its risk/reward profile appearing relatively more attractive to us prompted our decision to purchase the stock. We believe its stock can perform well as the company’s previous guidance does not assume any trade-down buying trends or store traffic improvements.

Conversely, in addition to the sales already mentioned, we exited the Fund’s position in data analytics provider Verisk

20

PORTFOLIO RESULTS

Analytics during the Reporting Period. A combination of decelerating organic revenue growth and transaction revenue headwinds in Verisk Analytics’ insurance business contributed to our decision to sell out of the company in favor of what we felt were other more attractive risk/reward opportunities.

We eliminated the Fund’s position in ON Semiconductor during the Reporting Period. ON Semiconductor produces semiconductor components used across a wide range of industries, including automotive electronics, wireless communication, consumer electronics and industrial automation. The automotive electronics segment has largely fueled the company’s growth and has delivered eight consecutive quarters of beats of consensus expectations and raises of guidance. Despite growth during the Reporting Period, we believe there is risk to the company’s numbers, as the automotive end-market continues to ship meaningfully above end-market consumption. Given ON Semiconductor’s strong position, we intend to continue to monitor the name to consider re-engaging at what we would view as an acceptable valuation in the future.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, information technology and materials increased and its allocations to financials and health care decreased relative to the Russell Index. The Fund’s position in cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had overweighted positions relative to the Russell Index in the materials and real estate sectors. On the same date, the Fund had an underweighted position compared to the Russell Index in financials and was rather neutrally weighted to the Index in the remaining sectors of the Russell Index with the exception of utilities where the Fund had no position at all at the end of the Reporting Period.

21

FUND BASICS

Mid Cap Growth Fund

as of August 31, 2023

TOP TEN HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Rockwell Automation, Inc.	3.2%	Electrical Equipment
Trade Desk, Inc. (The), Class A	2.6	Media
Ross Stores, Inc.	2.5	Specialty Retail
Dexcom, Inc.	2.4	Health Care Equipment & Supplies
West Pharmaceutical Services, Inc.	2.2	Life Sciences Tools & Services
Old Dominion Freight Line, Inc.	2.2	Ground Transportation
Crowdstrike Holdings, Inc., Class A	2.1	Software
Trane Technologies PLC	2.1	Building Products
MSCI, Inc.	2.0	Capital Markets
Martin Marietta Materials, Inc.	1.9	Construction Materials

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS MID CAP GROWTH FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on September 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	7.76%	8.26%	9.65%	—
Including sales charges	1.85%	7.05%	9.04%	—

Class C
Excluding contingent deferred sales charges	7.00%	7.50%	8.86%	—
Including contingent deferred sales charges	5.94%	7.50%	8.86%	—

Institutional	8.11%	8.62%	10.04%	—

Service	7.64%	8.09%	9.50%	—

Investor	8.09%	8.54%	9.93%	—

Class R6 (Commenced July 31, 2015)	8.10%	8.63%	N/A	8.99%

Class R	7.53%	8.01%	9.38%	—

Class P (Commenced April 17, 2018)	8.15%	8.64%	N/A	9.10%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

23

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers. Small-cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell 2000® Growth Index at the time of investment. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Small Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 7.62%, 6.77%, 7.89%, 7.92%, 7.98% and 7.99%, respectively. These returns compare to the 6.78% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation decisions as a whole also contributed positively.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the industrials, consumer staples and information technology sectors contributed most positively to the Fund’s results relative to the Russell Index during the Reporting Period. Only partially offsetting these positive contributors was stock selection in the health care and materials sectors, which detracted. Having an underweighted allocation to energy, which was the second-strongest performing sector in the Russell Index during the Reporting Period, also dampened the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in e.l.f. Beauty, Axcelis Technologies and AAON.

Cosmetic and skin care product provider e.l.f. Beauty was the top positive contributor to the Fund’s relative results during the Reporting Period. The market reacted positively to the company reporting better than consensus expected revenue and earnings growth for four consecutive quarters, driven by sales skyrocketing on the back of market share gains in the cosmetics and beauty channels. The company also raised its full year guidance for 2023. Despite inflation pressures impacting discretionary spending for consumers, e.l.f. Beauty continued to experience strong demand for its beauty products. The company also remained committed to growing its portfolio of brands with its acquisition during the Reporting Period of Naturium, a skin care company, which is expected to double its presence in the skin care industry and generate higher growth and stickier product demand relative to makeup/cosmetics. At the end of the Reporting Period, we believed e.l.f. Beauty would likely continue to thrive as a value beauty company in a more defensive environment and as one of the fastest growing cosmetic brands by market share.

24

PORTFOLIO RESULTS

Shares of capital equipment manufacturer Axcelis Technologies surged to start 2023 after the company raised its revenue forecast for the fourth quarter of 2022 and the full year. The company reported solid earnings results with robust demand for its Purion product family and record backlog strength. Axcelis Technologies also benefited from the artificial intelligence (“AI”)-induced rally in the first half of 2023. Additionally, the company announced multiple shipments of its proprietary ion implanters that will be used in the development of power devices assisting automotive industry electric vehicle applications. At the end of the Reporting Period, we believed Axcelis Technologies was well positioned for revenue growth given its market share success in the implant market and stands to benefit, in our opinion, from the easing of supply-chain issues.

The stock of air conditioning and heating equipment manufacturer AAON traded higher during the Reporting Period on a flurry of stronger than consensus expected earnings results in the second half of 2022. These results highlighted margin expansion, record sales from a strong backlog of its sustainable heating, ventilation and air conditioning (“HVAC”) products, and market share growth driven by robust performance in the company’s sales channel. Additionally, the market reacted favorably to the company’s shift to lower global warming potential refrigerant in its products, which could potentially protect AAON from future, more stringent regulations. At the end of the Reporting Period, we continued to view AAON as a high quality business and maintained our conviction in the company.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in Super Micro Computer, Alignment Healthcare and Omnicell.

Server and storage solutions manufacturer Super Micro Computer was the top detractor from relative results during the Reporting Period given the Fund’s underweighted position in its strongly performing stock. The company’s stock price surged during the Reporting Period on stronger than consensus expected earnings in the second half of 2022, primarily driven by robust demand for the company’s optimized rack-scale solutions and traction in its new generation product lines. Super Micro Computer also continued to benefit from AI tailwinds, as companies seek to bolster their cloud computing functionalities. At the end of the Reporting Period, we liked Super Micro Computer as a potential beneficiary of the AI revolution given its core involvement in sourcing hardware solutions for the development of data center infrastructure capabilities.

Shares of technology-enabled Medicare Advantage insurer Alignment Healthcare dropped considerably following its fourth quarter earnings miss of consensus expectations and its unimpressive 2023 full year guidance. Alignment Healthcare’s losses grew despite expanding its membership base, concerning investors about the company’s path to profitability in a challenging macroeconomic environment. Despite these headwinds, the company continued to establish a durable geographical footprint in California, in our view, positioning itself for margin expansion through the strategic internalization of its sales force. We ultimately sold the Fund’s position in Alignment Healthcare in favor of higher conviction names elsewhere in the Fund’s portfolio.

Omnicell is a company that engages in the provision of medication management automation solutions and adherence tools for health care systems and pharmacies. Its stock price fell as the company lowered its revenue guidance by 25% in light of headwinds in the industry from labor challenges, margin compression and an unfavorable macroeconomic environment. Omnicell has persistently reduced its profitability expectations as supply-chain pressures, cost headwinds and integration costs dragged bottom-line performance. Despite these headwinds, our long-term conviction in the company remained at the end of the Reporting Period, as we believed the company sat at an attractive and distinct point in the hospital ecosystem. We also believed Omnicell’s management team continued to be focused on recurring revenues and subscription software.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in electrical solutions provider nVent Electric during the Reporting Period. The company’s data solutions business segment provides promising growth opportunities, in our view, given the heightened traction in AI and data center demand. We also believe several of nVent Electric’s end markets stand to benefit from megatrends, including electrification, heightened government focus on infrastructure modernization and the shift toward sustainability.

25

PORTFOLIO RESULTS

We established a Fund position during the Reporting Period in distilled spirits manufacturer MGP Ingredients. The company continued during the Reporting Period to bolster its portfolio of premium-plus priced tier brands through its acquisition of Penelope Bourbon, which we expect to be accretive to its branded spirits business segment. We are confidence in MGP Ingredients’ suite of branded spirits propelling company’s long-term strategy as well as strengthening its competitive position within the industry.

Conversely, in addition to the sale of Alignment Healthcare mentioned earlier, we exited the Fund’s position in global analytics and digital solutions provider ExlService Holdings during the Reporting Period. We witnessed the company facing short-term headwinds driven by a reduction in corporate spending, and so we ultimately sold the Fund position in favor of other companies with what we felt were more compelling risk/reward profiles.

We eliminated the Fund’s position in cleantech integrator Ameresco during the Reporting Period. Its stock had been consistently under pressure during the Reporting Period, and we ultimately decided to sell the Fund position in favor of other, higher conviction names.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary increased and its allocation to health care decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had overweighted positions relative to the Russell Index in the industrials, consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, energy, materials and communication services. The Fund was rather neutrally weighted to the Russell Index in financials and consumer staples and had no positions at all in utilities and real estate at the end of the Reporting Period.

26

FUND BASICS

Small Cap Growth Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Badger Meter, Inc.	2.3%	Electronic Equipment, Instruments & Components
Core & Main, Inc., Class A	2.1	Trading Companies & Distributors
Axcelis Technologies, Inc.	2.1	Semiconductors & Semiconductor Equipment
Federal Signal Corp.	1.9	Machinery
Watts Water Technologies, Inc., Class A	1.9	Machinery
nVent Electric PLC	1.9	Electrical Equipment
AAON, Inc.	1.9	Building Products
MGP Ingredients, Inc.	1.8	Beverages
Moog, Inc., Class A	1.7	Aerospace & Defense
Balchem Corp.	1.6	Chemicals
[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets as of August 31, 2023.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

27

GOLDMAN SACHS SMALL CAP GROWTH FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on October 31, 2019 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Growth Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from October 31, 2019 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Since Inception
Class A (Commenced October 31, 2019)
Excluding sales charges	7.62%	9.95%
Including sales charges	1.69%	8.34%

Class C (Commenced October 31, 2019)
Excluding contingent deferred sales charges	6.77%	9.12%
Including contingent deferred sales charges	5.77%	9.11%

Institutional (Commenced October 31, 2019)	7.89%	10.34%

Investor (Commenced October 31, 2019)	7.92%	10.23%

Class R6 (Commenced October 31, 2019)	7.98%	10.36%

Class P (Commenced October 31, 2019)	7.99%	10.35%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

28

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (“Net Assets”) in a diversified portfolio of equity investments in small- and mid-cap issuers. Small- or mid-cap issuers are issuers with public stock capitalizations within the outside range of the market capitalizations of companies constituting the Russell 2000 Growth Index and the Russell Midcap Growth Index. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 5.74%, 4.92%, 6.10%, 5.55%, 5.99%, 6.09%, 5.48% and 6.09%, respectively. These returns compare to the 7.56% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Despite generating solid positive absolute returns, the Fund underperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation positioning as a whole contributed positively.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the health care, consumer staples and energy sectors detracted most from the Fund’s relative results during the Reporting Period. Partially offsetting these detractors was effective stock selection in the industrials, consumer discretionary and financials sectors, which contributed positively. Having an overweighted allocation to industrials, which was the second-strongest performing sector in the Russell Index during the Reporting Period, also boosted the Fund’s relative performance.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in Alignment Healthcare, Ashland and Penumbra.

Shares of technology-enabled Medicare Advantage insurer Alignment Healthcare dropped considerably following its fourth quarter earnings miss of consensus expectations and its unimpressive 2023 full year guidance. Alignment Healthcare’s losses grew despite expanding its membership base, concerning investors about the company’s path to profitability in a challenging macroeconomic environment. Despite these headwinds, the company continued to establish a durable geographical footprint in California, in our view, positioning itself for margin expansion through the strategic internalization of its sales force. We ultimately sold the Fund’s position in Alignment Healthcare in favor of higher conviction names elsewhere in the Fund’s portfolio.

Specialty chemical solutions provider Ashland’s stock struggled to gain momentum. Its management noted that China’s economic re-opening was progressing at a slower pace than consensus expected, and further that although de-stocking Ashland saw in December 2022 had slowed, it was still persistent in the first half of 2023. Consequently, Ashland lowered its fiscal year 2023 sales and earnings before interest, taxes, depreciation and amortization (“EBITDA”) guidance, causing its stock price to drop. At the end of the Reporting Period, we continued to like Ashland given what we saw as the company’s opportunity for self-help margin expansion, diversified nature of its business,

29

PORTFOLIO RESULTS

strong management team, and multiple just slightly above its long-term median, which was relatively low after the company shed the entire commodity chemicals piece of its business.

Medical devices manufacturer Penumbra was another top detractor from the Fund’s relative results during the Reporting Period. Despite its stronger than consensus expected second quarter 2023 earnings results and higher guidance for 2023, its stock price traded lower during the month of July as the highly anticipated launch of the company’s Thunderbolt device for removing blood clots from the brain was reported as behind schedule, sparking concern among investors. At the end of the Reporting Period, we remained confident in Penumbra’s product pipeline and believed the company could sustain momentum heading into 2024 and beyond. We were also encouraged by the traction in Penumbra’s product offerings globally, witnessing success with its first generation computer-assisted product launch in Europe.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in Lattice Semiconductor, AAON and Allegro Microsystems.

Programmable logic products designer Lattice Semiconductor’s stock appreciated during the Reporting Period on better than consensus expected earnings results for the third and fourth quarters of 2022, primarily driven by its strategic initiatives in its industrial and automotive business segments. Lattice Semiconductor also guided for top-line growth higher than consensus expectations. Further, during the Reporting Period, the company launched its newest power-efficient field programmable gate array platform, Lattice Avant, which is widely expected to expand its product portfolio and double its addressable market. At the end of the Reporting Period, we continued to like Lattice Semiconductor, as we believed its Nexus and Avant products were still in their early stages of adoption and may well extend the company’s revenue growth roadmap beyond 2023 and into 2024.

The stock of air conditioning and heating equipment manufacturer AAON traded higher during the Reporting Period on a flurry of stronger than consensus expected earnings results in the second half of 2022. These results highlighted margin expansion, record sales from a strong backlog of its sustainable heating, ventilation and air conditioning (“HVAC”) products, and market share growth driven by robust performance in the company’s sales channel. Additionally, the market reacted favorably to the company’s shift to lower global warming potential refrigerant in its products, which could potentially protect AAON from future, more stringent regulations. At the end of the Reporting Period, we continued to view AAON as a high quality business and maintained our conviction in the company.

Shares of integrated circuits developer and manufacturer Allegro Microsystems were up on multiple consecutive quarters of better than consensus expected earnings releases. The primary drivers of Allegro Microsystems’ strong performance were strong revenue growth, solid operating margins, and robust demand for its magnetic sensor and power integrated circuit. Moreover, its management set revenue and earnings guidance ahead of market expectations, further bolstering positive sentiment around the company’s earnings results. At the end of the Reporting Period, we remained optimistic on the company given what we saw as its strong end-market exposure, which includes electric vehicles, clean energy and industrial automation, as well as its technological competitive advantages, which should allow, in our view, for broadening of application over time.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in welding products manufacturer Lincoln Electric Holdings during the Reporting Period. We started the position because we viewed its lower valuation to be an attractive entry point to gain access to re-shoring and factory automation tailwinds.

We established a Fund position during the Reporting Period in Hubbell, a company that designs, manufactures and sells electrical and electronic products for non-residential and residential construction, industrial and utility applications. We liked the company as it has delivered relatively consistent free cash flow and stable earnings.

Conversely, in addition to the sale of Alignment Healthcare, mentioned earlier, we exited the Fund’s position during the Reporting Period in RBC Bearings, a company that engages in the design, manufacture and marketing of bearing

30

PORTFOLIO RESULTS

products. We no longer found the company’s valuation attractive and therefore sold the position in favor of what we considered to be companies with better risk/reward profiles.

We eliminated the Fund’s position during the Reporting Period in cloud-based human capital management software provider Paylocity Holding. While we admire its model, its stock was moving with the market’s confidence in the broader employment outlook rather than on company fundamentals, so we sold the position.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to materials increased and its allocation to health care decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had overweighted positions relative to the Russell Index in the industrials and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in energy, financials and health care. The Fund was rather neutrally weighted to the Russell Index in information technology, consumer discretionary, consumer staples and communication services and had no positions at all in utilities and real estate at the end of the Reporting Period.

31

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Allegion PLC	2.1%	Building Products
Lincoln Electric Holdings, Inc.	2.0	Machinery
RPM International, Inc.	1.9	Chemicals
Novanta, Inc.	1.9	Electronic Equipment, Instruments & Components
Kinsale Capital Group, Inc.	1.9	Insurance
MACOM Technology Solutions Holdings, Inc.	1.8	Semiconductors & Semiconductor Equipment
Tetra Tech, Inc.	1.8	Commercial Services & Supplies
Core & Main, Inc., Class A	1.8	Trading Companies & Distributors
Ashland, Inc.	1.8	Chemicals
Lattice Semiconductor Corp.	1.7	Semiconductors & Semiconductor Equipment
[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

32

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on September 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small/Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	5.74%	7.53%	9.97%	—
Including sales charges	-0.06%	6.32%	9.35%	—

Class C
Excluding contingent deferred sales charges	4.92%	6.71%	9.14%	—
Including contingent deferred sales charges	3.92%	6.71%	9.14%	—

Institutional	6.10%	7.87%	10.35%	—

Service	5.55%	7.32%	9.80%	—

Investor	5.99%	7.78%	10.24%	—

Class R6 (Commenced July 31, 2015)	6.09%	7.88%	N/A	8.50%

Class R	5.48%	7.26%	9.69%	—

Class P (Commenced April 17, 2018)	6.09%	7.88%	N/A	8.97%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

33

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund seeks to achieve its investment objective of seeing long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high quality business with sustainable growth including strong business franchises, favorable long-term prospects and excellent management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 22.18%, 21.30%, 22.54%, 21.93%, 22.50%, 22.48%, 21.92% and 22.53%, respectively. These returns compare to the 21.94% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund outperformed the Russell Index on a relative basis during the Reporting Period, attributable primarily to stock selection overall. Sector allocation as a whole detracted from relative performance, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in industrials, health care and information technology contributed most positively to the Fund’s relative performance during the Reporting Period. Having an underweighted allocation to industrials, which lagged the Russell Index during the Reporting Period, also boosted the Fund’s relative results. Only partially offsetting these positive contributors was challenging stock selection in the consumer discretionary, financials and communication services sectors, which detracted. Having an average overweight to consumer discretionary, which lagged the Russell Index during the Reporting Period, also dampened the Fund’s relative performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in NVIDIA, Eli Lilly and Company and Salesforce.

NVIDIA is a semiconductor manufacturer and designer. Its shares initially rose during the Reporting Period, as investors had broad-based positive sentiment toward artificial intelligence (“AI”)-related companies. This positive momentum was then boosted when NVIDIA reported first and second quarter 2023 earnings that surpassed any bullish consensus expectations. Second quarter 2023 revenue doubled from the previous year, as investment in AI propelled the company forward faster than even the company had anticipated. Overall, the beating of consensus expectations and raising of guidance was largely attributable to increased data center demand. Such demand was driven by companies increasingly focusing on AI, the non-data center business coming off a trough, a new product cycle related to Hopper, and strength in China as consumers there were demanding more of the lower specification semiconductors as they feared the possibility of further restrictions past the high end. (The NVIDIA Hopper architecture advances tensor core technology with the transformer engine, designed to accelerate the training of AI models.) At the end of the Reporting Period, we continued to view NVIDIA as one of the best positioned semiconductor companies over the long term, and we remained bullish on consumer-levered semiconductor companies. We believed NVIDIA’s competitive advantage, compelling intellectual property and high growth end markets, particularly toward AI and autonomous vehicles, may well propel the company forward in the months and years ahead.

34

PORTFOLIO RESULTS

Eli Lilly and Company (“Eli Lilly”) engages in the discovery, development and sale of pharmaceutical products. Its shares surged after the company’s first and second quarter 2023 financial results exceeded consensus expectations given acceleration of revenue growth with impressive performance from growth products and soaring demand of new products. The company saw especially notable results during the Reporting Period from its obesity trial on a new drug, which showed the best weight loss results of any similar product. Scientific studies showed that anti-obesity drugs can reduce the risk of cardiovascular events, which may help weight loss treatments gain health insurance coverage—resulting in availability for a broader market of patients. Overall, we continued at the end of the Reporting Period to believe that Eli Lilly had an attractive new product suite in development and the path to further market share capture remained intact. We further believed the company was well positioned to benefit from the secular growth trend targeting obesity with its best-in-class obesity drug and a full portfolio of next generation obesity drugs in its pipeline.

Customer relationship management software provider Salesforce, a new purchase for the Fund during the Reporting Period, was another top contributor to the Fund’s relative returns. Most of the company’s strength came in early 2023 when Salesforce announced a 10% reduction in workforce along with a broader reduction in costs across its business. Further, it was announced that Elliot Management initiated a multi-billion-dollar stake in the company, all of which was reflected positively by its stock price. In March 2023, the company reported its fourth quarter 2022 earnings, which largely beat consensus expectations, driven by growth in its cloud-based customer relationship management business that has more than 150,000 customers globally. The company further gained on news that Elliot Management dropped its plan to nominate directors to Salesforce’s board after its strong earnings. The company kept this momentum going as it reported first quarter 2023 earnings better than consensus expected across all metrics. At the end of the Reporting Period, we continued to believe there was a margin expansion and capital return opportunity in Salesforce’s stock and viewed the stock as underearning compared to other big software names in relation to its dominant market share. We also believed the company’s management was well equipped to navigate relatively conservative guidance and was focused on margin expansion by being more disciplined with capital.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The stocks detracting most from the Fund’s results relative to the Russell Index were BILL Holdings, Adobe and Enphase Energy.

Cloud-based infrastructure software company BILL Holdings simplifies, digitizes and automates complex back-office financial operations. Despite reporting relatively strong third quarter 2022 earnings, the company’s share price depreciated in line with the broader software industry in November 2022 as overall unfavorable macroeconomic trends affected the entire complex. The company’s stock further declined after reporting a disappointing fourth quarter 2022 when it saw an unexpected slowdown in total payment volume especially in BILL Holding’s core business. The company also announced weak guidance for the next year, which caused some investor worry. Due to the slowdown relative to industry data in terms of total payment volume growth, we decided to exit the Fund’s position in BILL Holdings during the first quarter of 2023 in favor of what we considered to be better risk/reward opportunities elsewhere in the Fund’s portfolio.

Computer software company Adobe saw a drop in its stock’s price early in the Reporting Period, predominantly attributable to the announcement of its acquisition of Figma for more than $20 billion. The deal was broadly perceived as a massive overpay that will bring immense dilution. On the positive side, the deal reduced Adobe’s competition, and we were optimistic at the end of the Reporting Period that it would heighten Adobe’s presence within the enterprise. Overall, the company performed well during the Reporting Period, especially in the narrow breadth growth lead market at the beginning of 2023, but the Fund’s underweight positioning caused the position to be a relative detractor from returns. At the end of the Reporting Period, we remained confident in the company’s long-term revenue growth potential and dominant position in its core creative market, which is set to widely expand its subscribers driven by digital transformation initiatives, but we also remained comfortable with the Fund’s underweight position given what we saw as valuation risk after its recent rally.

Enphase Energy, a new purchase for the Fund during the Reporting Period, is a global energy management technology company that develops and manufactures solar micro inverters and battery systems. Enphase Energy performed below consensus expectations due both to the negative effect of high U.S. interest rates on solar projects and uncertainty in

35

PORTFOLIO RESULTS

the broader industry. Despite these headwinds the company faced, we continued at the end of the Reporting Period to have confidence in Enphase Energy with a long-term perspective. We remained encouraged that stable pricing, a bottoming in battery storage and expansion into the European Union could prove to be tailwinds until the U.S. recovery becomes more visible.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases of Salesforce and Enphase Energy mentioned earlier, we established a Fund position in financial business software company Intuit during the Reporting Period. We believe Intuit is a high quality business demonstrating durable revenue growth driven by pricing power, the opportunity to integrate generative AI into its offerings, its move to target upmarket customers, and product cross-sell abilities. The company has had continued subscriber growth and a high level of recurring revenue in defensive categories, which has allowed the company to withstand macroeconomic headwinds relatively well. Overall, we believe near-term headwinds the business may face are reflected in the stock already, and it has potential margin expansion opportunity going forward.

We established a Fund position during the Reporting Period in construction equipment manufacturer Caterpillar. Caterpillar performed well during the Reporting Period, as investors were bullish on the name due to increased infrastructure spending in the U.S. and across the world. In our view, this momentum is likely to fare well for the company, as its construction equipment may well be in more demand to meet development needs. Also, the company is anticipating an even stronger second half of 2023 versus 2022, with higher total sales and revenues. We believe in Caterpillar, as, in our view, it is well positioned to benefit from the tailwinds from the U.S. infrastructure bill, the trough in China construction activity, and the beginning of a mining cycle to power a shift to electric vehicles.

Conversely, in addition to the sale of BILL Holdings, already mentioned, we exited the Fund’s position in health care and insurance business UnitedHealth Group during the Reporting Period. While we intend to continue to monitor the company, its stock price has been underperforming due to softness within the company’s fundamentals, lack of guided visibility, and the probability of the company experiencing adverse cyclical factors due to Medicaid policy changes in the future. Therefore, we opted to sell the position and reallocate the proceeds to what we saw as a more attractive risk/reward opportunity.

We eliminated the Fund’s position in data analytics provider Verisk Analytics during the Reporting Period. A combination of decelerating organic revenue growth and transaction revenue headwinds in Verisk Analytics’ insurance business contributed to our decision to sell out of the company in favor of what we felt were other more attractive risk/reward opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, industrials, information technology, materials and real estate increased and its allocations to communication services, consumer discretionary and health care decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had overweighted allocations relative to the Russell Index in materials and real estate and had an underweighted position compared to the Russell Index in communication services. The Fund was rather neutrally weighted in the consumer discretionary, consumer staples, energy, financials, health care, industrials and information technology sectors of the Russell Index and had no position at all in utilities at the end of the Reporting Period.

36

FUND BASICS

Strategic Growth Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	12.9%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	11.3	Software
NVIDIA Corp.	6.7	Semiconductors & Semiconductor Equipment
Amazon.com, Inc.	6.4	Broadline Retail
Alphabet, Inc., Class A	4.5	Interactive Media & Services
Mastercard, Inc., Class A	3.1	Financial Services
Eli Lilly & Co.	3.0	Pharmaceuticals
Alphabet, Inc., Class C	2.9	Interactive Media & Services
Tesla, Inc.	2.3	Automobiles
Marvell Technology, Inc.	1.8	Semiconductors & Semiconductor Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on September 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	22.18%	11.76%	13.82%	—
Including sales charges	15.45%	10.51%	13.17%	—

Class C
Excluding contingent deferred sales charges	21.30%	10.94%	12.97%	—
Including contingent deferred sales charges	20.19%	10.94%	12.97%	—

Institutional	22.54%	12.15%	14.25%	—

Service	21.93%	11.60%	13.67%	—

Investor	22.50%	12.05%	14.10%	—

Class R6 (Commenced July 31, 2015)	22.48%	12.18%	N/A	13.07%

Class R	21.92%	11.49%	13.54%	—

Class P (Commenced April 17, 2018)	22.53%	12.18%	N/A	13.29%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

38

PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 22.04%, 21.09%, 22.37%, 21.76%, 22.29%, 22.38% and 22.35%, respectively. These returns compare to the 19.85% average annual total return of the Fund’s benchmark, the NASDAQ Composite Total Return Index (the “NASDAQ Composite”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the NASDAQ Composite on a relative basis during the Reporting Period due primarily to sector allocation positioning overall. Stock selection as a whole also contributed positively to relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Composite have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, strong stock selection in the information technology, consumer discretionary and industrials sectors contributed positively to the Fund’s relative results. So, too, did having a relative overweight to the information technology sector, which outperformed the NASDAQ Composite during the Reporting Period, and having relative underweights to the consumer discretionary and industrials sectors, which lagged the NASDAQ Composite during the Reporting Period. These positive contributors were partially offset by challenging stock selection in the financials, real estate and communication services sectors, which detracted. Having relative overweights in financials and real estate, which each underperformed the NASDAQ Composite during the Reporting Period, and a relative underweight in communication services, which outpaced the NASDAQ Composite during the Reporting Period, also dampened the Fund’s performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the NASDAQ Composite were positions in NVIDIA, Tesla and Alphabet (Class C).

Generative artificial intelligence (“AI”) dominated investment discourse globally through 2023 year to date, with investors jostling to identify the largest beneficiaries of this emergent trend. One such beneficiary during the Reporting Period was NVIDIA, a semiconductor company powering interactive graphics on laptops, workstations, mobile devices and personal computers. NVIDIA’s world-leading smart graphics processing units (“GPUs”) were identified as the workhorses powering the AI revolution. As the proliferation of generative AI became a top priority for

39

PORTFOLIO RESULTS

virtually all hyperscalers who felt the urgency to demonstrate strong market leadership, demand for NVIDIA’s specialized chips skyrocketed, driving record revenues and a significant appreciation in its stock’s value. (In computing, hyperscale is the ability of an architecture to scale appropriately as increased demand is added to the system.) NVIDIA dominated the market for GPUs designed for complex computing tasks needed to power AI applications, accounting for 95% of the market for graphics processors that can be used for machine learning and large language models. At the end of the Reporting Period, we trimmed the Fund’s position in NVIDIA and reallocated the profits toward what we saw as other attractive opportunities, but we continued to view NVIDIA positively given its market dominance and sustained innovation placing the company at the forefront of the AI era.

Tesla is a leading developer of electric vehicles and energy generation and storage systems. The Fund benefited from not holding a position in Tesla, as its stock significantly underperformed the NASDAQ Composite during the Reporting Period. The company faced intense headwinds due to supply-chain disruptions and rising costs associated with elevated interest rates and inflation. Tesla also started the Reporting Period with an elevated valuation, which was compressed as investors increased discount rates to future growth in response to higher interest rates. At the end of the Reporting Period, we continued to see near-term risks potentially limiting the growth trajectory for Tesla going forward.

Alphabet, the parent company of Google, is a technology behemoth focused on online advertising, search engine technology and cloud-based solutions. Similarly to NVIDIA, Alphabet also benefited from the rise of AI in 2023. The introduction of Google Bard, Alphabet’s competitor to Microsoft’s Bing+AI artificial intelligence integrated search engine, was viewed as a strong indicator of the company’s generative AI capabilities. Given Google’s more than 90% market share in search, we believe Alphabet will likely benefit the most as consumers transition queries away from traditional searches to the conversational AI-enabled platforms. Moreover, investors have tipped Alphabet as a key winner in the “artificial age” given the company’s extensive history with AI and significant research and development investments since 2016, resulting in a deeply experienced and well-resourced AI development team. Additional tailwinds for the company during the Reporting Period included the relative resiliency of its search business segment, which grew modestly year-over-year in the fourth quarter of 2022. Despite macroeconomic weakness, Google remained the platform of choice for marketing expenditures focused on brand awareness. Other brand advertising platforms continued to recover from measurement and privacy changes on IOS devices. Therefore, at the end of the Reporting Period, we continued to view Alphabet positively given the company’s strong positioning within nascent segments, such as AI, as well as its continued dominance within areas, such as search/advertising and cloud computing.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the NASDAQ Composite were positions in Meta Platforms (Class A), American Tower and PayPal Holdings.

Meta Platforms (Class A) is the parent company of Facebook, Instagram and Threads, engaging in the development of social media applications. Due to what many saw as excessive hiring and high product development costs, the company posted weak performance in 2022. The company has been focusing its efforts on different new devices to diversify and enter new markets. In doing so, it ramped up spending throughout the fourth quarter of 2022, especially on its metaverse construction project, which lost several billion dollars in 2022. As of the second quarter of 2023, the company had already shown improved cost efficiency and better engagement trends. Overall, the company performed well during the Reporting Period, especially in the narrow breadth growth lead market at the beginning of 2023, but the Fund sold its position in Meta Platforms early in the Reporting Period and then did not hold a position in its stock when it benefited from the rise of AI as it enhanced investments in this novel technology. Thus, the holding was a relative detractor from Fund results.

American Tower, a provider and operator of wireless communication infrastructure, faced headwinds affecting its returns during the Reporting Period. These headwinds included rising interest rates increasing its debt interest payments, foreign exchange rate fluctuations affecting its international tower operations, and customer consolidation hurting its earnings. However, demand for its tower and data center infrastructures remained strong, and investors appeared to expect that American Tower can produce enough capital to increase its dividend by 10%. At the end of the Reporting Period, we believed recent issues impeding the company would likely fade, and long-term tailwinds may well help reaccelerate its growth as demand for its operations remained robust.

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PORTFOLIO RESULTS

PayPal Holdings, a financial technology and international payments company, faced margin compression in its key business segments during the Reporting Period due to the direct relationship between consumer discretionary spending and the company’s payment services. As consumers have spent less due to elevated inflation and rising recessionary concerns, PayPal Holdings saw less payment activity during the Reporting Period. Moreover, turbulence at its executive suite level resulted in investor concern for the governance of the company, further pressuring its stock. Despite these headwinds, at the end of the Reporting Period, we believed PayPal Holdings had an attractive business model, characterized by transaction-related fees, relatively low capital requirements, and strong free cash flow generation. As retail activity continues to migrate from brick-and-mortar stores to online and mobile venues, we believed the company was well positioned to maintain its market leadership in this industry.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in ASML Holding, a Dutch multinational company that specializes in the development and manufacturing of photolithography machines used to produce computer chips. As the supply of lithography machines remained low, ASML Holdings’ machines were in significant demand, which we believe should continue to drive its stock upward. Further, the market for manufacturing semiconductor capital equipment has high barriers to entry due to significant time and monetary investment requirements.

We established a Fund position in Motorola Solutions during the Reporting Period. Motorola solutions is an American information technology company focused on product and system integration and software and services. We believe robust demand for radio upgrades, surveillance programs, and public safety applications will likely drive the company’s revenue upward. Further, Motorola Solutions’ margins should continue to expand, in our opinion, following a price adjustment in 2022. We liked the company based on its management team’s execution and what we viewed as its healthy fundamentals and easing foreign currency headwinds in 2023.

Conversely, in addition to the sale of Meta Platforms, mentioned earlier, we exited the Fund’s position in Atlassian (Class A) during the Reporting Period. Atlassian is an Australian software company that develops products for software development teams and project managers. We elected to sell the position following the company management team’s decision to transition to a cloud software-as-a-service model. This transition negatively affected its margins and, in our view, decreased the upside potential for the company.

We eliminated the Fund position in ON Semiconductor during the Reporting Period. ON Semiconductor produces semiconductor components used across a wide range of industries, including automotive electronics, wireless communication, consumer electronics and industrial automation. The automotive electronics segment has largely fueled the company’s growth. and has delivered eight consecutive quarters of beats of consensus expectations and raises of guidance. Despite growth during the Reporting Period, we believe there is risk to the company’s numbers as the automotive end-market continues to ship meaningfully above end-market consumption. Thus, after being a top-performing stock in the Fund’s portfolio since we initiated the position last year, we decided to reallocate capital into semiconductor companies aligned to AI data centers.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to communication services and financials increased relative to the NASDAQ Composite and its relative exposure to information technology, real estate and industrials decreased.

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PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund was overweighted relative to the NASDAQ Composite in the information technology, financials and real estate sectors. On the same date, the Fund had underweighted exposure compared to the NASDAQ Composite in consumer discretionary, communication services and industrials. The Fund had no exposure to the utilities, materials, energy, health care or consumer staples sectors at the end of the Reporting Period.

42

FUND BASICS

Technology Opportunities Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	9.8%	Software
Alphabet, Inc., Class C	9.4	Interactive Media & Services
Amazon.com, Inc.	8.2	Broadline Retail
NVIDIA Corp.	6.8	Semiconductors & Semiconductor Equipment
Apple, Inc.	4.5	Technology Hardware, Storage & Peripherals
Marvell Technology, Inc.	3.5	Semiconductors & Semiconductor Equipment
Visa, Inc., Class A	3.2	Financial Services
Adobe, Inc.	3.2	Software
KLA Corp.	3.2	Semiconductors & Semiconductor Equipment
Oracle Corp.	3.0	Software

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

43

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Performance Summary

August 31, 2023

The following graph shows the value as of August 31, 2023, of a $10,000 investment made on September 1, 2013 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the NASDAQ Composite Total Return Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Technology Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	22.04%	11.91%	15.85%	—
Including sales charges	15.34%	10.66%	15.20%	—

Class C
Excluding contingent deferred sales charges	21.09%	11.08%	14.98%	—
Including contingent deferred sales charges	19.88%	11.08%	14.98%	—

Institutional	22.37%	12.26%	16.25%	—

Service	21.76%	11.69%	15.67%	—

Investor	22.29%	12.19%	16.13%	—

Class R6 (Commenced December 29, 2017)	22.38%	12.27%	N/A	14.81%

Class P (Commenced April 17, 2018)	22.35%	12.26%	N/A	13.47%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

44

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity ESG Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments of U.S. issuers that Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) believes adhere to the Fund’s environmental, social and governance (“ESG”) criteria. Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in U.S. companies that are considered by the Investment Adviser to be positioned for long-term growth of capital. The Fund may also invest up to 20% of its Net Assets in equity investments that may not adhere to the Fund’s ESG criteria, in non-U.S. issuers, and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs U.S. Equity ESG Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31. 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 16.46%, 15.58%, 16.87%, 16.76%, 16.90%, 16.17% and 16.93%, respectively. These returns compare to the 15.94% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What are the Fund’s investment criteria?

A	The Fund’s ESG criteria are generally designed to exclude companies that are involved in, and/or derive significant revenue from certain industries or product lines, including gambling, alcohol, tobacco, adult entertainment, for-profit prisons, oil and gas exploration and production, coal and weapons. Once the Investment Adviser determines that an issuer meets the Fund’s ESG criteria, the Investment Adviser conducts a supplemental analysis of individual companies’ corporate governance factors and a range of environmental and social factors that may vary by sector. This supplemental analysis is conducted alongside traditional fundamental, bottom-up financial analysis of individual companies, using traditional fundamental metrics. The Investment Adviser may engage in active dialogues with company management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and ESG analysis.

The Investment Adviser may sell holdings for several reasons, including, among others, changes in a company’s fundamentals or earnings, a company no longer meeting the Fund’s ESG criteria, or a company otherwise failing to conform to the Investment Adviser’s investment philosophy.

The Fund seeks to provide broad U.S. equity market exposure by investing in securities of U.S. issuers of any investment style.

The Fund’s performance benchmark index is the S&P 500 Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the S&P 500 Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole detracted from relative performance, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A

The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were industrials, consumer staples and financials, wherein stock selection in each proved effective. Only partially offsetting these positive contributors was challenging stock selection in information technology and communication services, which detracted. Having an average underweight to information technology, which was the strongest-performing sector in the S&P 500 Index during the Reporting Period, and having an

45

PORTFOLIO RESULTS

overweight to utilities, which was the weakest-performing sector in the S&P 500 Index during the Reporting Period, also dampened the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in Eli Lilly and Company, General Electric and NVIDIA.

Eli Lilly and Company (“Eli Lilly”) engages in the discovery, development and sale of pharmaceutical products. Its shares surged after the company’s first and second quarter 2023 financial results exceeded consensus expectations given acceleration of revenue growth with impressive performance from growth products and soaring demand of new products. The company saw especially notable results during the Reporting Period from its obesity trial on a new drug, which showed the best weight loss results of any similar product. Scientific studies showed that anti-obesity drugs can reduce the risk of cardiovascular events, which may help weight loss treatments gain health insurance coverage—resulting in availability for a broader market of patients. Overall, we continued at the end of the Reporting Period to believe that Eli Lilly had an attractive new product suite in development and the path to further market share capture remained intact. We further believed the company was well positioned to benefit from the secular growth trend targeting obesity with its best-in-class obesity drug and a full portfolio of next generation obesity drugs in its pipeline.

Industrials conglomerate General Electric was another top positive contributor to the Fund’s relative results during the Reporting Period. The company’s share price initially benefited from the news of its divestiture of GE HealthCare as a standalone business. Despite reporting a top-line third quarter 2022 earnings miss of consensus expectations, the company’s share price appreciated because of a strong beat of consensus expectations on earnings and free cash flow. The company’s share price continued to appreciate in January 2023 on the news of a solid fourth quarter 2022 earnings release, as the company’s core business reported results ahead of consensus expectations. Additionally, investors reacted positively to General Electric’s newly deleveraged business in the wake of the then-recent spinoff of its health care segment. General Electric’s stock appreciated further after the company reaffirmed its 2023 guidance and announced expectations for greater aerospace profits. The company maintained this trend by announcing two quarters with results ahead of expectations, as General Electric had the fastest free cash flow and earnings growth rate of large-cap industrial companies during these quarters. At the end of the Reporting Period, we continued to like General Electric for its leading aerospace exposure, which we believed was still below mid-cycle, as well as for its improvement and energy transition opportunities within its power business—all at an attractive valuation, in our view. Finally, we maintained our belief that the company’s balance sheet remained strong.

NVIDIA is a semiconductor manufacturer and designer. Its shares initially rose during the Reporting Period, as investors had broad-based positive sentiment toward artificial intelligence (“AI”)-related companies. This positive momentum was then boosted when NVIDIA reported first and second quarter 2023 earnings that surpassed any bullish consensus expectations. Second quarter 2023 revenue doubled from the previous year, as investment in AI propelled the company forward faster than even the company had anticipated. Overall, the beating of consensus expectations and raising of guidance was largely attributable to increased data center demand. Such demand was driven by companies increasingly focusing on AI, the non-data center business coming off a trough, a new product cycle related to Hopper, and strength in China as consumers there were demanding more of the lower specification semiconductors as they feared the possibility of further restrictions past the high end. (The NVIDIA Hopper architecture advances tensor core technology with the transformer engine, designed to accelerate the training of AI models.) At the end of the Reporting Period, we continued to view NVIDIA as one of the best positioned semiconductor companies over the long term, and we remained bullish on consumer-levered semiconductor companies. We believed NVIDIA’s competitive advantage, compelling intellectual property and high growth end markets, particularly toward AI and autonomous vehicles, may well propel the company forward in the months and years ahead.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the S&P 500 Index were positions in CVS Health, American Tower and NextEra Energy.

Health care services provider and pharmacy retailer CVS Health was the top detractor from the Fund’s relative results during the Reporting Period. Shares of CVS Health took a hit in the fourth quarter of 2022 following the announcement that its largest health insurance plan for Medicare recipients

46

PORTFOLIO RESULTS

received a lower star rating, making the plan ineligible for government bonus payments in 2024. Its stock also suffered from a pullback in the broader health care sector in the second half of December 2022. Further, the company’s share price depreciated after CVS Health reported weaker than consensus expected fourth quarter 2022 earnings. Investor concerns grew during the first quarter of 2023, as competition in the pharmaceutical space intensified, while the U.S. demand for prescription drugs has begun to decline, and the company continued to grapple with inflationary pressure on its pricing. At the end of the Reporting Period, we recognized that CVS Health has lagged the managed care organization peer group, but we were constructive about the company’s ability to offset recent headwinds by transferring its Medicare Advantage members to other four-star rated plans, along with share buybacks. Additionally, we thought CVS Health’s balance sheet remained strong.

American Tower, a provider and operator of wireless communication infrastructure, faced headwinds affecting its returns during the Reporting Period. These headwinds included rising interest rates increasing its debt interest payments, foreign exchange rate fluctuations affecting its international tower operations, and customer consolidation hurting its earnings. However, demand for its tower and data center infrastructures remained strong, and investors appeared to expect that American Tower can produce enough capital to increase its dividend by 10%. At the end of the Reporting Period, we believed recent issues impeding the company would likely fade, and long-term tailwinds may well help reaccelerate its growth as demand for its operations remained robust.

NextEra Energy, an electric power and energy infrastructure company, saw its stock decline largely in line with the broader utilities sector for the majority of the Reporting Period, as the sector was challenged in the growth-driven market that dominated. On a more stock-specific basis, the company’s stock declined after reporting fourth quarter 2022 revenue behind consensus expectations, even as the company beat earnings per share consensus expectations and reaffirmed forward guidance. Its stock also faced pressure after the head of its Florida utility, Florida Power & Light, retired after a probe about campaign finance laws in the state, though the company stood behind no wrongdoing. NextEra Energy’s stock also declined after it was announced its own Chief Executive Officer was planning to retire but would be replaced by a former Chief Financial Officer of the company. Overall, we believed at the end of the Reporting Period that NextEra Energy would be one of the largest beneficiaries of the Inflation Reduction Act, especially around wind power development, and that the company’s scale would provide the company with an advantage compared to its peers, and thus we maintained the Fund’s position in its stock.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position during the Reporting Period in construction equipment manufacturer Caterpillar. Caterpillar performed well during the Reporting Period, as investors were bullish on the name due to increased infrastructure spending in the U.S. and across the world. In our view, this momentum is likely to fare well for the company, as its construction equipment may well be in more demand to meet development needs. Also, the company is anticipating an even stronger second half of 2023 versus 2022, with higher total sales and revenues. We believe in Caterpillar, as, in our view, it is well positioned to benefit from the tailwinds from the U.S. infrastructure bill, the trough in China construction activity, and the beginning of a mining cycle to power a shift to electric vehicles.

We initiated a Fund position in multinational information technology services and consulting company Accenture during the Reporting Period. We believe Accenture is a market leader and a well-managed company that should benefit in a robust demand environment especially in areas of cost-cutting. The company has a broad service offering integrated with consulting, and it is well in tune, in our view, with broad technology trends. Further, we believe its stock may perform well should large deals start ramping up and short-term pressures start moderating through 2024.

Conversely, we exited the Fund’s position in global science and technology conglomerate Danaher during the Reporting Period. The company lowered its full year revenue guidance on the back of diminished biotechnology spending, which was not only a prevalent theme in the U.S. but also throughout China. We decided to sell the Fund position until we gain more clarity around the soft biotechnology spending environment, as weakness could spill, in our opinion, beyond 2023.

We eliminated the Fund’s position in entertainment and media company Walt Disney Company during the Reporting Period. We believe it may take some time for the company to

47

PORTFOLIO RESULTS

reorient itself given all the transformations it is undergoing. We also believe the softer macroeconomic environment does not make it promising for the company in the near term, especially for its parks segment. Ultimately, we decided to sell the position for what we viewed as better risk/reward opportunities in which we had more confidence.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials and materials increased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had overweighted positions relative to the S&P 500 Index in industrials, materials, utilities and health care. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in financials, consumer staples and consumer discretionary and was rather neutrally weighted to the S&P 500 Index in communication services, information technology and real estate. The Fund had no position at all in energy at the end of the Reporting Period.

48

FUND BASICS

U.S. Equity ESG Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	8.4%	Software
Apple, Inc.	6.7	Technology Hardware, Storage & Peripherals
Alphabet, Inc., Class A	5.5	Interactive Media & Services
NVIDIA Corp.	4.2	Semiconductors & Semiconductor Equipment
JPMorgan Chase & Co.	3.6	Banks
Eli Lilly & Co.	3.4	Pharmaceuticals
Procter & Gamble Co. (The)	3.1	Household Products
Cisco Systems, Inc.	2.6	Communications Equipment
Linde PLC	2.4	Chemicals
Ross Stores, Inc.	2.4	Specialty Retail

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

49

GOLDMAN SACHS U.S. EQUITY ESG FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on September 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity ESG Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	16.46%	10.39%	10.83%	—
Including sales charges	10.06%	9.15%	10.20%	—

Class C
Excluding contingent deferred sales charges	15.58%	9.55%	9.99%	—
Including contingent deferred sales charges	14.58%	9.55%	9.99%	—

Institutional	16.87%	10.78%	11.24%	—

Investor	16.76%	10.66%	11.10%	—

Class R6 (Commenced July 31, 2015)	16.90%	10.78%	N/A	10.25%

Class R	16.17%	10.11%	10.55%	—

Class P (Commenced April 17, 2018)	16.93%	10.78%	N/A	11.58%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

50

FUND BASICS

Index Definitions

The S&P 500® Index is the Standard & Poor’s® 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000 Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an index.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2500® Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Russell 2500® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The NASDAQ Composite Index includes all domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite Index is a broad based Index. It is not possible to invest directly in an index.

51

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.9%
Automobile Components – 1.3%
21,196	Aptiv PLC*	$2,150,334

Biotechnology – 3.4%
10,958	Alnylam Pharmaceuticals, Inc.*	2,167,712
3,420	Argenx SE ADR (Netherlands)*	1,718,516
13,535	Sarepta Therapeutics, Inc.*	1,637,870

		5,524,098

Broadline Retail – 5.4%
64,036	Amazon.com, Inc.*	8,837,608

Capital Markets – 1.6%
4,822	MSCI, Inc.	2,621,336

Chemicals – 4.5%
8,124	Linde PLC	3,144,313
15,298	Sherwin-Williams Co. (The)	4,156,773

		7,301,086

Commercial Services & Supplies – 1.4%
16,273	Waste Connections, Inc.	2,229,238

Electrical Equipment – 1.3%
6,847	Rockwell Automation, Inc.	2,136,812

Financial Services – 4.0%
15,958	Mastercard, Inc., Class A	6,584,909

Food Products – 2.1%
41,019	McCormick & Co., Inc.	3,366,840

Ground Transportation – 2.3%
8,562	Old Dominion Freight Line, Inc.	3,659,142

Health Care Equipment & Supplies – 5.0%
66,408	Boston Scientific Corp.*	3,582,047
10,556	Insulet Corp.*	2,023,691
8,078	Intuitive Surgical, Inc.*	2,525,829

		8,131,567

Hotels, Restaurants & Leisure – 1.3%
7,741	McDonald’s Corp.	2,176,382

Household Products – 1.8%
18,415	Procter & Gamble Co. (The)	2,842,171

Interactive Media & Services – 7.4%
36,344	Alphabet, Inc., Class A*	4,948,963
27,447	Alphabet, Inc., Class C*	3,769,845
5,616	Meta Platforms, Inc., Class A*	1,661,718
169,525	Snap, Inc., Class A*	1,754,584

		12,135,110

IT Services – 3.8%
11,503	Accenture PLC, Class A	3,724,326
16,067	Snowflake, Inc., Class A*	2,520,109

		6,244,435

Pharmaceuticals – 6.1%
49,367	AstraZeneca PLC ADR (United Kingdom)	3,348,070

Common Stocks – (continued)
Pharmaceuticals – (continued)
11,899	Eli Lilly & Co.	6,594,426

		9,942,496

Real Estate Management & Development – 1.5%
29,495	CoStar Group, Inc.*	2,418,295

Semiconductors & Semiconductor Equipment – 13.2%
13,044	Enphase Energy, Inc.*	1,650,457
5,202	KLA Corp.	2,610,728
83,663	Marvell Technology, Inc.	4,873,370
25,137	NVIDIA Corp.	12,406,366

		21,540,921

Software – 14.8%
7,947	Intuit, Inc.	4,305,764
50,749	Microsoft Corp.	16,633,492
14,300	Salesforce, Inc.*	3,166,878

		24,106,134

Specialized REITs – 1.5%
13,642	American Tower Corp. REIT	2,473,567

Specialty Retail – 2.0%
27,108	Ross Stores, Inc.	3,302,025

Technology Hardware, Storage & Peripherals – 10.1%
88,042	Apple, Inc.	16,540,451

Textiles, Apparel & Luxury Goods – 3.1%
7,308	Lululemon Athletica, Inc.*	2,786,248
22,988	NIKE, Inc., Class B	2,338,110

		5,124,358

TOTAL COMMON STOCKS
(Cost $85,078,045)		$161,389,315

Shares	Dividend Rate	Value

Investment Company – 0.8%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,245,843	5.234%	$1,245,843
(Cost $1,245,843)

TOTAL INVESTMENTS – 99.7%
(Cost $86,323,888)		$162,635,158

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		525,526

NET ASSETS – 100.0%		$163,160,684

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 97.5%
Aerospace & Defense – 0.6%
2,323	L3Harris Technologies, Inc.	$413,703

Automobile Components – 0.6%
3,966	Aptiv PLC*	402,351

Automobiles – 1.2%
3,358	Tesla, Inc.*	866,633

Banks – 3.4%
24,936	Bank of America Corp.	714,915
5,523	Citizens Financial Group, Inc.	155,362
5,710	East West Bancorp, Inc.	315,992
7,482	JPMorgan Chase & Co.	1,094,841
1,144	M&T Bank Corp.	143,057

		2,424,167

Beverages – 1.2%
1,538	Coca-Cola Co. (The)	92,019
5,348	Coca-Cola Europacific Partners PLC (United Kingdom)	342,860
1,625	Constellation Brands, Inc., Class A	423,410

		858,289

Biotechnology – 2.5%
1,042	AbbVie, Inc.	153,132
1,505	Biogen, Inc.*	402,377
3,336	BioMarin Pharmaceutical, Inc.*	304,843
6,639	Gilead Sciences, Inc.	507,751
3,482	Neurocrine Biosciences, Inc.*	379,155

		1,747,258

Broadline Retail – 2.8%
14,091	Amazon.com, Inc.*	1,944,699

Building Products – 1.0%
2,459	Allegion PLC	279,859
2,049	Trane Technologies PLC	420,578

		700,437

Capital Markets – 1.0%
805	MSCI, Inc.	437,614
4,701	Nasdaq, Inc.	246,709

		684,323

Chemicals – 2.2%
3,108	Celanese Corp.	392,727
1,790	Linde PLC	692,801
1,694	Sherwin-Williams Co. (The)	460,294

		1,545,822

Communications Equipment – 1.1%
14,040	Cisco Systems, Inc.	805,194

Consumer Finance – 1.2%
3,005	American Express Co.	474,760
4,355	Discover Financial Services	392,255

		867,015

Common Stocks – (continued)
Consumer Staples Distribution & Retail – 2.2%
6,074	Performance Food Group Co.*	377,378
3,109	Target Corp.	393,444
4,728	Walmart, Inc.	768,820

		1,539,642

Containers & Packaging – 0.6%
2,084	Avery Dennison Corp.	392,584

Electric Utilities – 1.7%
10,511	FirstEnergy Corp.	379,132
6,282	NextEra Energy, Inc.	419,637
6,838	Xcel Energy, Inc.	390,655

		1,189,424

Electrical Equipment – 1.0%
1,397	Eaton Corp. PLC	321,827
1,185	Rockwell Automation, Inc.	369,815

		691,642

Electronic Equipment, Instruments & Components – 0.6%
1,989	CDW Corp.	419,977

Entertainment – 1.3%
3,289	Electronic Arts, Inc.	394,614
3,411	Live Nation Entertainment, Inc.*	288,332
20,416	Warner Bros Discovery, Inc.*	268,266

		951,212

Financial Services – 5.2%
2,292	Berkshire Hathaway, Inc., Class B*	825,578
4,943	Fidelity National Information Services, Inc.	276,116
3,982	Fiserv, Inc.*	483,375
1,871	Jack Henry & Associates, Inc.	293,335
575	Mastercard, Inc., Class A	237,268
7,539	PayPal Holdings, Inc.*	471,263
4,398	Visa, Inc., Class A	1,080,501

		3,667,436

Food Products – 1.1%
4,450	McCormick & Co., Inc.	365,256
5,754	Mondelez International, Inc., Class A	410,030

		775,286

Ground Transportation – 1.2%
972	Old Dominion Freight Line, Inc.	415,404
1,002	Saia, Inc.*	427,052

		842,456

Health Care Equipment & Supplies – 2.2%
5,374	Boston Scientific Corp.*	289,873
998	Cooper Cos., Inc. (The)	369,250
1,579	Intuitive Surgical, Inc.*	493,722
3,172	Zimmer Biomet Holdings, Inc.	377,849

		1,530,694

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – 2.9%
2,143	Cencora, Inc.	$377,125
6,105	Centene Corp.*	376,373
7,032	CVS Health Corp.	458,276
995	Humana, Inc.	459,322
868	UnitedHealth Group, Inc.	413,671

		2,084,767

Health Care REITs – 0.5%
7,939	Ventas, Inc. REIT	346,776

Hotels, Restaurants & Leisure – 2.4%
1,011	Domino’s Pizza, Inc.	391,661
3,422	Expedia Group, Inc.*	370,911
2,023	McDonald’s Corp.	568,767
3,093	Yum! Brands, Inc.	400,172

		1,731,511

Household Durables – 0.5%
3,148	Lennar Corp., Class A	374,895

Household Products – 0.9%
5,481	Colgate-Palmolive Co.	402,689
1,579	Procter & Gamble Co. (The)	243,703

		646,392

Industrial Conglomerates – 0.8%
5,030	General Electric Co.	575,734

Insurance – 2.4%
3,753	Allstate Corp. (The)	404,611
4,912	Arch Capital Group Ltd.*	377,536
3,216	Globe Life, Inc.	358,809
2,689	Marsh & McLennan Cos., Inc.	524,328

		1,665,284

Interactive Media & Services – 6.3%
13,573	Alphabet, Inc., Class A*	1,848,235
10,419	Alphabet, Inc., Class C*	1,431,050
7,829	Match Group, Inc.*	366,945
2,658	Meta Platforms, Inc., Class A*	786,476

		4,432,706

IT Services – 1.0%
2,269	Accenture PLC, Class A	734,634

Life Sciences Tools & Services – 0.9%
315	Mettler-Toledo International, Inc.*	382,246
709	West Pharmaceutical Services, Inc.	288,492

		670,738

Machinery – 3.3%
2,137	Caterpillar, Inc.	600,775
1,157	Cummins, Inc.	266,156
4,701	Fortive Corp.	370,674
1,931	Illinois Tool Works, Inc.	477,633
3,422	ITT, Inc.	350,002
2,688	Xylem, Inc.	278,315

		2,343,555

Common Stocks – (continued)
Media – 0.4%
8,214	Interpublic Group of Cos., Inc. (The)	267,859

Metals & Mining – 0.5%
3,602	Steel Dynamics, Inc.	383,937

Multi-Utilities – 1.2%
4,536	Ameren Corp.	359,569
7,971	NiSource, Inc.	213,304
3,044	WEC Energy Group, Inc.	256,061

		828,934

Oil, Gas & Consumable Fuels – 4.2%
2,313	Chesapeake Energy Corp.	204,030
3,122	Chevron Corp.	502,954
1,987	ConocoPhillips	236,513
2,855	EOG Resources, Inc.	367,210
7,333	Exxon Mobil Corp.	815,356
14,952	Marathon Oil Corp.	393,985
3,384	Marathon Petroleum Corp.	483,134

		3,003,182

Pharmaceuticals – 3.5%
4,882	AstraZeneca PLC ADR (United Kingdom)	331,097
9,199	Bristol-Myers Squibb Co.	567,118
1,909	Eli Lilly & Co.	1,057,968
2,285	Johnson & Johnson	369,439
1,446	Merck & Co., Inc.	157,585

		2,483,207

Professional Services – 0.5%
2,975	Booz Allen Hamilton Holding Corp.	337,097

Residential REITs – 0.8%
1,801	AvalonBay Communities, Inc. REIT	331,060
3,766	Equity LifeStyle Properties, Inc. REIT	252,171

		583,231

Retail REITs – 0.6%
3,720	Simon Property Group, Inc. REIT	422,183

Semiconductors & Semiconductor Equipment – 6.3%
3,954	Applied Materials, Inc.	604,013
280	Broadcom, Inc.	258,409
2,803	Enphase Energy, Inc.*	354,664
883	KLA Corp.	443,151
6,233	Marvell Technology, Inc.	363,072
2,957	MKS Instruments, Inc.	296,380
3,843	NVIDIA Corp.	1,896,713
1,571	Texas Instruments, Inc.	264,022

		4,480,424

Software – 11.1%
11,523	AppLovin Corp., Class A*	498,024
6,022	DocuSign, Inc.*	302,906
6,708	Dynatrace, Inc.*	323,326
431	Fair Isaac Corp.*	389,878
1,159	Intuit, Inc.	627,958
13,865	Microsoft Corp.	4,544,392

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
1,533	Palo Alto Networks, Inc.*	$372,979
3,480	Salesforce, Inc.*	770,681

		7,830,144

Specialized REITs – 0.4%
7,460	CubeSmart REIT	311,157

Specialty Retail – 2.3%
673	Home Depot, Inc. (The)	222,292
2,558	Lowe’s Cos., Inc.	589,568
3,425	Ross Stores, Inc.	417,199
878	Ulta Beauty, Inc.*	364,396

		1,593,455

Technology Hardware, Storage & Peripherals – 7.1%
24,930	Apple, Inc.	4,683,599
5,800	Dell Technologies, Inc., Class C	326,192

		5,009,791

Textiles, Apparel & Luxury Goods – 0.8%
5,459	NIKE, Inc., Class B	555,235

TOTAL COMMON STOCKS
(Cost $55,414,667)		$68,957,072

Exchange-Traded Fund – 1.4%
2,172	SPDR S&P 500 ETF Trust
(Cost $949,111)		$978,160

Shares	Dividend Rate	Value

Investment Company – 0.5%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
346,974	5.234%	$346,974
(Cost $346,974)

TOTAL INVESTMENTS – 99.4%
(Cost $56,710,752)		$70,282,206

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		443,227

NET ASSETS – 100.0%		$70,725,433

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.9%
Aerospace & Defense – 0.9%
10,363	Boeing Co. (The)*	$2,321,623
19,462	L3Harris Technologies, Inc.	3,465,987
7,357	Northrop Grumman Corp.	3,186,243
1,656	TransDigm Group, Inc.*	1,496,776

		10,470,629

Automobile Components – 0.6%
54,511	Aptiv PLC*	5,530,141
39,157	Mobileye Global, Inc., Class A (Israel)*	1,390,465

		6,920,606

Automobiles – 1.4%
216,119	General Motors Co.	7,242,148
35,225	Tesla, Inc.*	9,090,868

		16,333,016

Banks – 3.5%
381,052	Bank of America Corp.	10,924,761
65,580	East West Bancorp, Inc.	3,629,197
138,109	JPMorgan Chase & Co.	20,209,490
24,659	M&T Bank Corp.	3,083,608
57,494	Pinnacle Financial Partners, Inc.	3,826,801

		41,673,857

Beverages – 1.2%
67,313	Coca-Cola Europacific Partners PLC (United Kingdom)	4,315,436
25,833	Constellation Brands, Inc., Class A	6,731,047
60,355	Monster Beverage Corp.*	3,464,981

		14,511,464

Biotechnology – 2.2%
14,291	Alnylam Pharmaceuticals, Inc.*	2,827,046
1,817	Argenx SE ADR (Netherlands)*	913,024
20,612	Biogen, Inc.*	5,510,824
17,836	BioMarin Pharmaceutical, Inc.*	1,629,854
33,483	Exact Sciences Corp.*	2,801,523
82,304	Gilead Sciences, Inc.	6,294,610
39,233	Sarepta Therapeutics, Inc.*	4,747,585
6,619	Seagen, Inc.*	1,363,977

		26,088,443

Broadline Retail – 3.3%
268,596	Amazon.com, Inc.*	37,068,934
25,937	Etsy, Inc.*	1,908,185

		38,977,119

Building Products – 0.5%
31,077	Trane Technologies PLC	6,378,865

Capital Markets – 2.4%
5,734	BlackRock, Inc.	4,016,896
45,971	Carlyle Group, Inc. (The)	1,487,162
94,947	Charles Schwab Corp. (The)	5,616,115
83,640	Morgan Stanley	7,121,946
9,135	MSCI, Inc.	4,965,969

Common Stocks – (continued)
Capital Markets – (continued)
11,769	Raymond James Financial, Inc.	1,230,920
9,057	S&P Global, Inc.	3,540,019
12,489	Tradeweb Markets, Inc., Class A	1,079,424

		29,058,451

Chemicals – 2.4%
17,120	Ashland, Inc.	1,483,106
25,034	Celanese Corp.	3,163,296
34,879	Linde PLC	13,499,568
38,061	Sherwin-Williams Co. (The)	10,341,935

		28,487,905

Commercial Services & Supplies – 0.2%
18,385	Waste Connections, Inc.	2,518,561

Communications Equipment – 1.3%
11,976	Arista Networks, Inc.*	2,338,075
155,527	Cisco Systems, Inc.	8,919,473
13,767	Motorola Solutions, Inc.	3,903,908

		15,161,456

Construction Materials – 0.9%
25,125	Martin Marietta Materials, Inc.	11,216,051

Consumer Finance – 0.6%
44,800	American Express Co.	7,077,952

Consumer Staples Distribution & Retail – 0.2%
23,343	Target Corp.	2,954,057

Containers & Packaging – 0.7%
8,410	Avery Dennison Corp.	1,584,276
135,647	Ball Corp.	7,385,979

		8,970,255

Diversified Telecommunication Services – 0.7%
546,946	AT&T, Inc.	8,089,331

Electric Utilities – 2.4%
73,341	Eversource Energy	4,680,623
135,295	Exelon Corp.	5,428,035
137,772	FirstEnergy Corp.	4,969,436
172,664	NextEra Energy, Inc.	11,533,955
32,520	Xcel Energy, Inc.	1,857,868

		28,469,917

Electrical Equipment – 2.4%
14,867	AMETEK, Inc.	2,371,435
52,207	Eaton Corp. PLC	12,026,927
42,519	Rockwell Automation, Inc.	13,269,330
34,602	Shoals Technologies Group, Inc., Class A*	680,967

		28,348,659

Electronic Equipment, Instruments & Components – 0.4%
13,823	CDW Corp.	2,918,726
16,750	Keysight Technologies, Inc.*	2,232,775

		5,151,501

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS LARGE CAP CORE FUND

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – 0.2%
47,687	Schlumberger NV	$2,811,626

Entertainment – 1.0%
16,223	Electronic Arts, Inc.	1,946,436
34,128	Live Nation Entertainment, Inc.*	2,884,840
5,848	Netflix, Inc.*	2,536,161
22,233	Walt Disney Co. (The)*	1,860,457
226,358	Warner Bros Discovery, Inc.*	2,974,344

		12,202,238

Financial Services – 3.3%
27,080	Apollo Global Management, Inc.	2,365,167
25,649	Berkshire Hathaway, Inc., Class B*	9,238,770
41,338	Fiserv, Inc.*	5,018,020
87,167	PayPal Holdings, Inc.*	5,448,809
71,836	Visa, Inc., Class A	17,648,669

		39,719,435

Food Products – 1.6%
137,402	McCormick & Co., Inc.	11,277,956
106,735	Mondelez International, Inc., Class A	7,605,936

		18,883,892

Ground Transportation – 1.1%
15,947	Norfolk Southern Corp.	3,269,294
13,241	Old Dominion Freight Line, Inc.	5,658,806
84,307	Uber Technologies, Inc.*	3,981,820

		12,909,920

Health Care Equipment & Supplies – 3.7%
238,685	Boston Scientific Corp.*	12,874,669
6,781	Cooper Cos., Inc. (The)	2,508,902
63,344	Dexcom, Inc.*	6,396,477
12,450	Insulet Corp.*	2,386,790
24,582	Intuitive Surgical, Inc.*	7,686,300
105,504	Zimmer Biomet Holdings, Inc.	12,567,636

		44,420,774

Health Care Providers & Services – 2.5%
34,893	Centene Corp.*	2,151,154
196,490	CVS Health Corp.	12,805,253
11,391	Humana, Inc.	5,258,427
20,188	UnitedHealth Group, Inc.	9,621,197

		29,836,031

Health Care Technology – 0.5%
30,203	Veeva Systems, Inc., Class A*	6,303,366

Hotels, Restaurants & Leisure – 2.2%
1,023	Chipotle Mexican Grill, Inc.*	1,970,953
22,246	Domino’s Pizza, Inc.	8,618,100
48,988	Las Vegas Sands Corp.	2,687,482
33,051	McDonald’s Corp.	9,292,289
7,171	Wingstop, Inc.	1,151,949
19,174	Yum! Brands, Inc.	2,480,732

		26,201,505

Common Stocks – (continued)
Household Products – 2.5%
171,315	Colgate-Palmolive Co.	12,586,513
115,276	Procter & Gamble Co. (The)	17,791,698

		30,378,211

Industrial Conglomerates – 0.5%
50,542	General Electric Co.	5,785,037

Industrial REITs – 0.1%
9,232	EastGroup Properties, Inc. REIT	1,658,344

Insurance – 1.5%
15,650	Allstate Corp. (The)	1,687,226
28,816	Arch Capital Group Ltd.*	2,214,798
12,528	Chubb Ltd.	2,516,499
16,528	Globe Life, Inc.	1,844,029
729	Markel Group, Inc.*	1,078,133
21,303	Marsh & McLennan Cos., Inc.	4,153,872
20,385	Progressive Corp. (The)	2,720,786
26,166	Unum Group	1,287,106

		17,502,449

Interactive Media & Services – 5.2%
205,936	Alphabet, Inc., Class A*	28,042,305
172,772	Alphabet, Inc., Class C*	23,730,234
32,726	Meta Platforms, Inc., Class A*	9,683,296
108,727	Snap, Inc., Class A*	1,125,325

		62,581,160

IT Services – 2.3%
42,800	Accenture PLC, Class A	13,857,356
66,168	International Business Machines Corp.	9,715,447
21,969	Snowflake, Inc., Class A*	3,445,838

		27,018,641

Life Sciences Tools & Services – 1.8%
29,880	Danaher Corp.	7,918,200
34,558	Illumina, Inc.*	5,709,673
19,300	West Pharmaceutical Services, Inc.	7,853,170

		21,481,043

Machinery – 2.8%
44,600	Caterpillar, Inc.	12,538,398
49,969	Illinois Tool Works, Inc.	12,359,832
85,147	Stanley Black & Decker, Inc.	8,036,174

		32,934,404

Media – 0.2%
48,907	Interpublic Group of Cos., Inc. (The)	1,594,857
25,061	New York Times Co. (The), Class A	1,109,451

		2,704,308

Metals & Mining – 0.9%
60,484	Freeport-McMoRan, Inc.	2,413,917
75,256	Steel Dynamics, Inc.	8,021,537

		10,435,454

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Shares	Description	Value

Common Stocks – (continued)
Multi-Utilities – 0.5%
102,671	CMS Energy Corp.	$5,769,084

Office REITs – 0.3%
36,066	Alexandria Real Estate Equities, Inc. REIT	4,195,918

Oil, Gas & Consumable Fuels – 5.4%
46,269	Cheniere Energy, Inc.	7,551,101
112,718	Chesapeake Energy Corp.	9,942,855
69,907	Chevron Corp.	11,262,018
11,757	ConocoPhillips	1,399,436
12,926	DT Midstream, Inc.	675,901
52,841	EOG Resources, Inc.	6,796,409
55,032	Exxon Mobil Corp.	6,119,008
56,755	Hess Corp.	8,768,647
16,264	HF Sinclair Corp.	895,984
91,975	Marathon Oil Corp.	2,423,541
15,821	Marathon Petroleum Corp.	2,258,764
70,410	Targa Resources Corp.	6,072,862

		64,166,526

Passenger Airlines – 0.1%
33,141	United Airlines Holdings, Inc.*	1,650,753

Personal Care Products – 0.5%
33,649	Estee Lauder Cos., Inc. (The), Class A	5,401,674

Pharmaceuticals – 3.3%
116,399	AstraZeneca PLC ADR (United Kingdom)	7,894,180
244,390	Bristol-Myers Squibb Co.	15,066,643
20,814	Eli Lilly & Co.	11,535,119
27,994	Zoetis, Inc.	5,333,137

		39,829,079

Professional Services – 0.2%
5,665	Equifax, Inc.	1,170,956
3,992	Verisk Analytics, Inc.	966,942

		2,137,898

Real Estate Management & Development – 0.5%
75,992	CoStar Group, Inc.*	6,230,584

Residential REITs – 0.3%
11,127	AvalonBay Communities, Inc. REIT	2,045,365
30,696	Equity LifeStyle Properties, Inc. REIT	2,055,404

		4,100,769

Retail REITs – 0.2%
18,109	Simon Property Group, Inc. REIT	2,055,190

Semiconductors & Semiconductor Equipment – 6.1%
30,085	Applied Materials, Inc.	4,595,785
12,987	Enphase Energy, Inc.*	1,643,245
29,680	KLA Corp.	14,895,502
206,178	Marvell Technology, Inc.	12,009,868
60,804	Micron Technology, Inc.	4,252,632
61,120	NVIDIA Corp.	30,165,776

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
34,754	Texas Instruments, Inc.	5,840,757

		73,403,565

Software – 8.8%
6,652	Atlassian Corp., Class A*	1,357,407
6,532	Cadence Design Systems, Inc.*	1,570,554
20,643	Dynatrace, Inc.*	994,992
3,263	HubSpot, Inc.*	1,783,295
10,317	Intuit, Inc.	5,589,854
224,805	Microsoft Corp.	73,682,087
40,183	Oracle Corp.	4,837,631
12,542	Palo Alto Networks, Inc.*	3,051,469
32,148	Salesforce, Inc.*	7,119,496
14,390	Workday, Inc., Class A*	3,518,355
15,284	Zscaler, Inc.*	2,385,068

		105,890,208

Specialized REITs – 0.8%
16,696	American Tower Corp. REIT	3,027,319
47,576	CubeSmart REIT	1,984,395
2,540	Equinix, Inc. REIT	1,984,705
70,291	VICI Properties, Inc. REIT	2,167,774

		9,164,193

Specialty Retail – 2.4%
18,031	Lowe’s Cos., Inc.	4,155,785
29,004	RH*	10,591,971
84,533	Ross Stores, Inc.	10,296,964
7,702	Ulta Beauty, Inc.*	3,196,561

		28,241,281

Technology Hardware, Storage & Peripherals – 6.4%
392,597	Apple, Inc.	73,757,198
41,523	Dell Technologies, Inc., Class C	2,335,254

		76,092,452

Textiles, Apparel & Luxury Goods – 1.0%
57,983	Capri Holdings Ltd.*	3,043,528
10,779	Lululemon Athletica, Inc.*	4,109,601
45,069	NIKE, Inc., Class B	4,583,968

		11,737,097

TOTAL COMMON STOCKS
(Cost $766,040,103)		$1,182,692,204

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS LARGE CAP CORE FUND

Schedule of Investments (continued)

August 31, 2023

Shares	Dividend Rate	Value

Investment Company – 0.4%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,257,679	5.234%	$5,257,679
(Cost $5,257,679)

TOTAL INVESTMENTS – 99.3%
(Cost $771,297,782)		$1,187,949,883

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		8,371,189

NET ASSETS – 100.0%		$1,196,321,072

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP GROWTH FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.6%
Aerospace & Defense – 1.9%
44,565	L3Harris Technologies, Inc.	$7,936,581
71,677	Woodward, Inc.	9,272,853

		17,209,434

Automobile Components – 1.8%
115,462	Aptiv PLC*	11,713,620
125,751	Mobileye Global, Inc., Class A (Israel)*	4,465,418

		16,179,038

Biotechnology – 7.0%
55,080	Alnylam Pharmaceuticals, Inc.*	10,895,926
25,491	Biogen, Inc.*	6,815,274
67,403	BioMarin Pharmaceutical, Inc.*	6,159,286
105,936	Exact Sciences Corp.*	8,863,665
89,804	Neurocrine Biosciences, Inc.*	9,778,757
64,463	Sarepta Therapeutics, Inc.*	7,800,668
59,161	Seagen, Inc.*	12,191,307

		62,504,883

Broadline Retail – 1.5%
184,293	Etsy, Inc.*	13,558,436

Building Products – 2.1%
89,142	Trane Technologies PLC	18,297,287

Capital Markets – 3.5%
107,773	KKR & Co., Inc.	6,769,222
33,357	MSCI, Inc.	18,133,533
70,454	Tradeweb Markets, Inc., Class A	6,089,339

		30,992,094

Chemicals – 1.9%
142,346	Ashland, Inc.	12,331,434
31,370	PPG Industries, Inc.	4,447,011

		16,778,445

Communications Equipment – 1.3%
61,062	Arista Networks, Inc.*	11,921,134

Construction Materials – 1.9%
38,334	Martin Marietta Materials, Inc.	17,112,681

Consumer Finance – 0.6%
57,797	Discover Financial Services	5,205,776

Containers & Packaging – 1.6%
258,786	Ball Corp.	14,090,898

Electrical Equipment – 4.6%
80,645	AMETEK, Inc.	12,863,684
90,199	Rockwell Automation, Inc.	28,149,304

		41,012,988

Electronic Equipment, Instruments & Components – 2.5%
184,807	Amphenol Corp., Class A	16,333,243
46,820	Keysight Technologies, Inc.*	6,241,106

		22,574,349

Common Stocks – (continued)
Entertainment – 0.9%
95,260	Live Nation Entertainment, Inc.*	8,052,328

Financial Services – 0.8%
79,439	Fidelity National Information Services, Inc.	4,437,462
16,879	Jack Henry & Associates, Inc.	2,646,290

		7,083,752

Food Products – 2.6%
139,334	McCormick & Co., Inc.	11,436,535
756,958	Utz Brands, Inc.	11,687,431

		23,123,966

Ground Transportation – 3.0%
44,941	Old Dominion Freight Line, Inc.	19,206,435
16,957	Saia, Inc.*	7,227,074

		26,433,509

Health Care Equipment & Supplies – 7.3%
15,367	Align Technology, Inc.*	5,687,941
24,460	Cooper Cos., Inc. (The)	9,049,956
210,023	Dexcom, Inc.*	21,208,123
70,300	Insulet Corp.*	13,477,213
125,869	Zimmer Biomet Holdings, Inc.	14,993,515

		64,416,748

Health Care Technology – 1.6%
69,135	Veeva Systems, Inc., Class A*	14,428,475

Hotel & Resort REITs – 0.8%
87,360	Ryman Hospitality Properties, Inc. REIT	7,428,221

Hotels, Restaurants & Leisure – 4.2%
37,957	Domino’s Pizza, Inc.	14,704,542
114,431	Expedia Group, Inc.*	12,403,176
79,224	Yum! Brands, Inc.	10,250,001

		37,357,719

IT Services – 0.5%
12,016	MongoDB, Inc.*	4,581,701

Life Sciences Tools & Services – 5.8%
76,426	Agilent Technologies, Inc.	9,252,896
39,572	Illumina, Inc.*	6,538,086
13,616	Mettler-Toledo International, Inc.*	16,522,743
47,893	West Pharmaceutical Services, Inc.	19,487,662

		51,801,387

Machinery – 6.2%
53,176	Chart Industries, Inc.*	9,602,522
42,024	Cummins, Inc.	9,667,201
143,513	Fortive Corp.	11,316,000
124,764	ITT, Inc.	12,760,862
108,965	Xylem, Inc.	11,282,236

		54,628,821

Media – 2.6%
292,042	Trade Desk, Inc. (The), Class A*	23,372,121

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MID CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 3.3%
77,851	Cheniere Energy, Inc.	$12,705,283
43,888	Chesapeake Energy Corp.	3,871,361
52,718	Hess Corp.	8,144,931
56,673	Targa Resources Corp.	4,888,046

		29,609,621

Professional Services – 1.5%
26,363	Equifax, Inc.	5,449,232
25,468	Paycom Software, Inc.	7,508,985

		12,958,217

Real Estate Management & Development – 1.8%
192,578	CoStar Group, Inc.*	15,789,470

Semiconductors & Semiconductor Equipment – 4.7%
82,574	Enphase Energy, Inc.*	10,448,088
86,861	Entegris, Inc.	8,796,413
242,345	Marvell Technology, Inc.	14,116,596
84,337	MKS Instruments, Inc.	8,453,098

		41,814,195

Software – 12.5%
44,630	ANSYS, Inc.*	14,231,168
19,842	Cadence Design Systems, Inc.*	4,770,810
112,940	Crowdstrike Holdings, Inc., Class A*	18,412,608
155,941	Datadog, Inc., Class A*	15,045,188
136,881	DocuSign, Inc.*	6,885,114
263,180	Dynatrace, Inc.*	12,685,276
11,521	Fair Isaac Corp.*	10,421,781
30,815	HubSpot, Inc.*	16,841,014
75,350	Zscaler, Inc.*	11,758,368

		111,051,327

Specialized REITs – 0.4%
13,611	SBA Communications Corp. REIT	3,056,078

Specialty Retail – 4.8%
23,422	RH*	8,553,480
180,951	Ross Stores, Inc.	22,041,641
27,822	Ulta Beauty, Inc.*	11,546,965

		42,142,086

Textiles, Apparel & Luxury Goods – 1.1%
24,863	Lululemon Athletica, Inc.*	9,479,267

TOTAL COMMON STOCKS
(Cost $723,517,335)		$876,046,452

Shares	Dividend Rate	Value

Investment Company – 1.6%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,928,891	5.234%	$13,928,891
(Cost $13,928,891)

TOTAL INVESTMENTS – 100.2%
(Cost $737,446,226)		$889,975,343

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,475,017)

NET ASSETS – 100.0%		$888,500,326

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 2.2%
12,398	Kratos Defense & Security Solutions, Inc.*	$199,484
5,880	Moog, Inc., Class A	683,021

		882,505

Automobile Components – 1.7%
4,137	Dorman Products, Inc.*	341,344
3,205	Fox Factory Holding Corp.*	355,146

		696,490

Beverages – 1.8%
6,008	MGP Ingredients, Inc.	720,359

Biotechnology – 4.7%
10,036	Alkermes PLC*	292,951
4,183	Arrowhead Pharmaceuticals, Inc.*	115,618
6,048	Beam Therapeutics, Inc.*	140,193
8,107	Cytokinetics, Inc.*	283,258
14,294	Dynavax Technologies Corp.*	205,262
11,049	Halozyme Therapeutics, Inc.*	470,245
8,251	Ironwood Pharmaceuticals, Inc.*	72,609
8,780	Syndax Pharmaceuticals, Inc.*	162,518
4,733	Ultragenyx Pharmaceutical, Inc.*	174,127

		1,916,781

Broadline Retail – 1.3%
4,922	Ollie’s Bargain Outlet Holdings, Inc.*	379,388
6,911	Savers Value Village, Inc.*	171,047

		550,435

Building Products – 1.9%
12,069	AAON, Inc.	761,071

Capital Markets – 4.0%
3,643	Hamilton Lane, Inc., Class A	338,034
4,642	Houlihan Lokey, Inc.	488,988
2,488	Piper Sandler Cos.	370,662
5,460	PJT Partners, Inc., Class A	431,286

		1,628,970

Chemicals – 3.1%
7,302	Ashland, Inc.	632,572
4,549	Balchem Corp.	639,135

		1,271,707

Commercial Services & Supplies – 0.9%
4,882	Casella Waste Systems, Inc., Class A*	384,555

Communications Equipment – 1.5%
5,570	Calix, Inc.*	259,061
13,170	Extreme Networks, Inc.*	361,516

		620,577

Construction & Engineering – 3.7%
2,149	EMCOR Group, Inc.	481,913
4,421	MYR Group, Inc.*	628,092
5,015	Sterling Infrastructure, Inc.*	415,041

		1,525,046

Common Stocks – (continued)
Diversified Consumer Services – 0.5%
2,383	Bright Horizons Family Solutions, Inc.*	225,003

Electrical Equipment – 2.7%
13,532	nVent Electric PLC	765,099
17,936	Shoals Technologies Group, Inc., Class A*	352,981

		1,118,080

Electronic Equipment, Instruments & Components – 4.2%
5,531	Badger Meter, Inc.	918,588
3,610	Novanta, Inc.*	602,798
6,177	Vontier Corp.	194,020

		1,715,406

Energy Equipment & Services – 0.3%
2,273	Cactus, Inc., Class A	121,242

Financial Services – 1.4%
16,763	Flywire Corp.*	579,664

Food Products – 1.6%
16,725	Hostess Brands, Inc.*	476,328
8,630	Sovos Brands, Inc.*	193,312

		669,640

Health Care Equipment & Supplies – 7.2%
10,058	Axonics, Inc.*	576,323
9,586	Inari Medical, Inc.*	638,619
5,448	Inmode Ltd.*	212,962
3,542	iRhythm Technologies, Inc.*	366,137
4,686	Lantheus Holdings, Inc.*	320,710
6,118	Omnicell, Inc.*	347,870
6,262	PROCEPT BioRobotics Corp.*	213,597
1,228	Shockwave Medical, Inc.*	270,639

		2,946,857

Health Care Providers & Services – 0.9%
2,814	Acadia Healthcare Co., Inc.*	216,959
3,387	National Research Corp.	141,577

		358,536

Health Care Technology – 1.5%
16,265	Evolent Health, Inc., Class A*	414,920
4,102	Simulations Plus, Inc.	182,498

		597,418

Hotels, Restaurants & Leisure – 4.1%
3,812	Cava Group, Inc.*(a)	169,291
26,399	First Watch Restaurant Group, Inc.*	504,749
1,871	Texas Roadhouse, Inc.	194,771
2,977	Wingstop, Inc.	478,225
4,109	Wyndham Hotels & Resorts, Inc.	309,778

		1,656,814

Household Durables – 0.9%
1,218	TopBuild Corp.*	353,317

Insurance – 0.7%
3,874	Goosehead Insurance, Inc., Class A*	270,638

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SMALL CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Leisure Products – 0.8%
6,447	YETI Holdings, Inc.*	$322,028

Life Sciences Tools & Services – 3.2%
5,239	10X Genomics, Inc., Class A*	271,642
18,884	Cytek Biosciences, Inc.*	143,519
2,105	Medpace Holdings, Inc.*	568,918
8,363	Olink Holding AB ADR (Sweden)*	138,240
14,389	Pacific Biosciences of California, Inc.*	162,308

		1,284,627

Machinery – 9.6%
2,784	Chart Industries, Inc.*	502,735
12,856	Federal Signal Corp.	783,573
6,119	Franklin Electric Co., Inc.	591,769
2,669	RBC Bearings, Inc.*	615,311
8,308	Timken Co. (The)	634,897
4,122	Watts Water Technologies, Inc., Class A	778,110

		3,906,395

Media – 0.6%
16,969	Integral Ad Science Holding Corp.*	242,148

Oil, Gas & Consumable Fuels – 2.2%
2,861	Denbury, Inc.*	262,010
26,896	Kosmos Energy Ltd. (Ghana)*	195,803
2,475	Matador Resources Co.	157,162
19,631	Permian Resources Corp.	278,368

		893,343

Personal Care Products – 1.7%
4,328	elf Beauty, Inc.*	600,337
1,776	Oddity Tech Ltd., Class A (Israel)*(a)	73,864

		674,201

Pharmaceuticals – 1.4%
7,764	Amylyx Pharmaceuticals, Inc.*	167,392
2,870	Intra-Cellular Therapies, Inc.*	159,342
14,842	Revance Therapeutics, Inc.*	261,665

		588,399

Semiconductors & Semiconductor Equipment – 6.5%
4,343	Axcelis Technologies, Inc.*	834,508
10,172	Cohu, Inc.*	380,331
23,056	Credo Technology Group Holding Ltd.*	379,502
4,287	Onto Innovation, Inc.*	595,807
5,560	Power Integrations, Inc.	467,151

		2,657,299

Software – 12.0%
21,908	EngageSmart, Inc.*	387,991
27,154	Freshworks, Inc., Class A*	593,858
6,260	Gitlab, Inc., Class A*	296,536
6,997	HashiCorp, Inc., Class A*	204,032
15,905	Instructure Holdings, Inc.*	412,099
23,177	Lightspeed Commerce, Inc. (Canada)*	378,480
10,095	Nutanix, Inc., Class A*	313,954
13,654	PagerDuty, Inc.*	351,727

Common Stocks – (continued)
Software – (continued)
28,533	Sprinklr, Inc., Class A*	431,704
13,183	Tenable Holdings, Inc.*	598,113
12,789	Vertex, Inc., Class A*	286,346
5,688	Workiva, Inc.*	636,203

		4,891,043

Specialty Retail – 3.5%
37,526	Arhaus, Inc.*	371,507
6,515	Boot Barn Holdings, Inc.*	597,751
1,387	Murphy USA, Inc.	440,567

		1,409,825

Technology Hardware, Storage & Peripherals – 0.6%
832	Super Micro Computer, Inc.*	228,866

Textiles, Apparel & Luxury Goods – 0.9%
2,656	Crocs, Inc.*	258,535
3,796	On Holding AG, Class A (Switzerland)*	109,439

		367,974

Trading Companies & Distributors – 2.1%
25,974	Core & Main, Inc., Class A*	852,986

TOTAL COMMON STOCKS
(Cost $32,629,968)		$39,890,245

Shares	Dividend Rate	Value

Investment Company – 2.8%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,120,998	5.234%	$1,120,998
(Cost $1,120,998)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $33,750,966)		$41,011,243

Securities Lending Reinvestment Vehicle – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
242,183	5.234%	$242,183
(Cost $242,183)

TOTAL INVESTMENTS – 101.3%
(Cost $33,993,149)		$41,253,426

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(514,172)

NET ASSETS – 100.0%		$40,739,254

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.6%
Aerospace & Defense – 1.2%
133,216	HEICO Corp.	$22,474,871

Automobile Components – 0.6%
94,956	Fox Factory Holding Corp.*	10,522,074

Beverages – 0.9%
91,558	Celsius Holdings, Inc.*	17,949,030

Biotechnology – 6.8%
154,419	BioMarin Pharmaceutical, Inc.*	14,110,808
117,602	Cytokinetics, Inc.*	4,109,014
282,057	Exact Sciences Corp.*	23,599,709
383,322	Exelixis, Inc.*	8,582,579
533,269	Halozyme Therapeutics, Inc.*	22,695,929
45,783	Krystal Biotech, Inc.*	5,699,068
388,960	Natera, Inc.*	22,843,621
166,729	Neurocrine Biosciences, Inc.*	18,155,121
244,556	Ultragenyx Pharmaceutical, Inc.*	8,997,215

		128,793,064

Building Products – 3.5%
415,073	AAON, Inc.	26,174,503
353,671	Allegion PLC	40,251,297

		66,425,800

Capital Markets – 2.7%
91,360	Cboe Global Markets, Inc.	13,677,506
102,525	Hamilton Lane, Inc., Class A	9,513,295
124,417	Houlihan Lokey, Inc.	13,106,087
65,711	LPL Financial Holdings, Inc.	15,152,299

		51,449,187

Chemicals – 3.6%
385,053	Ashland, Inc.	33,357,141
354,935	RPM International, Inc.	35,401,217

		68,758,358

Commercial Services & Supplies – 1.8%
215,052	Tetra Tech, Inc.	33,838,432

Construction & Engineering – 2.4%
137,344	EMCOR Group, Inc.	30,799,392
69,969	Quanta Services, Inc.	14,684,394

		45,483,786

Consumer Staples Distribution & Retail – 2.7%
441,798	BJ’s Wholesale Club Holdings, Inc.*	29,772,767
84,633	Casey’s General Stores, Inc.	20,685,152

		50,457,919

Containers & Packaging – 2.2%
119,166	Avery Dennison Corp.	22,448,491
356,834	Ball Corp.	19,429,611

		41,878,102

Distributors – 1.2%
63,277	Pool Corp.	23,134,071

Common Stocks – (continued)
Electrical Equipment – 2.4%
99,887	Hubbell, Inc.	32,568,157
228,641	nVent Electric PLC	12,927,362

		45,495,519

Electronic Equipment, Instruments & Components – 2.7%
95,613	Badger Meter, Inc.	15,879,407
211,604	Novanta, Inc.*	35,333,636

		51,213,043

Energy Equipment & Services – 0.8%
288,662	Noble Corp. PLC	15,224,034

Entertainment – 1.2%
331,946	Liberty Media Corp.-Liberty Formula One, Class C*	22,834,565

Financial Services – 2.8%
254,349	Shift4 Payments, Inc., Class A*	14,444,480
897,774	Toast, Inc., Class A*	19,903,650
97,085	WEX, Inc.*	19,046,135

		53,394,265

Health Care Equipment & Supplies – 5.8%
380,485	Axonics, Inc.*	21,801,790
63,835	Cooper Cos., Inc. (The)	23,618,312
47,161	Inspire Medical Systems, Inc.*	10,699,888
170,760	iRhythm Technologies, Inc.*	17,651,461
43,989	Penumbra, Inc.*	11,635,090
63,751	Shockwave Medical, Inc.*	14,050,083
54,925	Teleflex, Inc.	11,684,745

		111,141,369

Health Care Providers & Services – 1.1%
596,397	Surgery Partners, Inc.*	21,625,355

Health Care Technology – 0.6%
453,484	Evolent Health, Inc., Class A*	11,568,377

Hotels, Restaurants & Leisure – 4.7%
52,850	Domino’s Pizza, Inc.	20,474,090
237,992	Texas Roadhouse, Inc.	24,774,967
163,850	Wingstop, Inc.	26,320,864
224,761	Wyndham Hotels & Resorts, Inc.	16,944,732

		88,514,653

Insurance – 1.8%
88,394	Kinsale Capital Group, Inc.	35,236,500

IT Services – 2.0%
303,020	Cloudflare, Inc., Class A*	19,705,391
219,861	Okta, Inc.*	18,360,592

		38,065,983

Life Sciences Tools & Services – 5.4%
343,560	Bio-Techne Corp.	26,935,104
415,331	Bruker Corp.	27,245,714
169,288	Repligen Corp.*	29,440,876
571,709	Stevanato Group SPA (Italy)	18,317,556

		101,939,250

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – 7.2%
77,939	Chart Industries, Inc.*	$14,074,224
110,107	IDEX Corp.	24,928,225
196,022	Lincoln Electric Holdings, Inc.	37,726,394
115,058	Nordson Corp.	28,090,260
197,169	Timken Co. (The)	15,067,655
91,401	Watts Water Technologies, Inc., Class A	17,253,767

		137,140,525

Oil, Gas & Consumable Fuels – 1.0%
59,642	Chesapeake Energy Corp.	5,261,021
147,195	Denbury, Inc.*	13,480,118

		18,741,139

Personal Care Products – 0.5%
70,795	elf Beauty, Inc.*	9,819,975

Professional Services – 1.0%
60,524	CACI International, Inc., Class A*	19,852,477

Semiconductors & Semiconductor Equipment – 5.9%
676,866	Allegro MicroSystems, Inc. (Japan)*	25,890,125
340,227	Lattice Semiconductor Corp.*	33,090,478
400,281	MACOM Technology Solutions Holdings, Inc.*	33,847,761
200,821	MKS Instruments, Inc.	20,128,289

		112,956,653

Software – 10.7%
354,552	Confluent, Inc., Class A*	11,732,126
112,320	CyberArk Software Ltd.*	18,649,613
478,237	DoubleVerify Holdings, Inc.*	16,169,193
629,981	Dynatrace, Inc.*	30,365,084
243,198	Elastic NV*	15,049,092
97,700	Manhattan Associates, Inc.*	19,795,974
83,779	Monday.com Ltd.*	14,865,746
372,751	Procore Technologies, Inc.*	25,179,330
626,821	Samsara, Inc., Class A*	17,149,823
494,484	Smartsheet, Inc., Class A*	20,634,817
848,373	UiPath, Inc., Class A*	13,412,777

		203,003,575

Specialty Retail – 2.9%
153,038	Five Below, Inc.*	26,316,414
286,254	Floor & Decor Holdings, Inc., Class A*	28,539,524

		54,855,938

Technology Hardware, Storage & Peripherals – 1.4%
723,298	Pure Storage, Inc., Class A*	26,465,474

Textiles, Apparel & Luxury Goods – 3.4%
243,445	Crocs, Inc.*	23,696,936
51,806	Deckers Outdoor Corp.*	27,410,037
460,627	On Holding AG, Class A (Switzerland)*	13,279,876

		64,386,849

Common Stocks – (continued)
Trading Companies & Distributors – 3.7%
1,028,586	Core & Main, Inc., Class A*	33,778,764
111,995	SiteOne Landscape Supply, Inc.*	19,172,424
50,066	Watsco, Inc.	18,251,561

		71,202,749

TOTAL COMMON STOCKS
(Cost $1,574,335,450)		$1,875,842,961

Shares	Dividend Rate	Value

Investment Company – 0.3%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,074,506	5.234%	$6,074,506
(Cost $6,074,506)

TOTAL INVESTMENTS – 98.9%
(Cost $1,580,409,956)		$1,881,917,467

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		20,287,526

NET ASSETS – 100.0%		$1,902,204,993

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.8%
Automobile Components – 0.5%
7,110	Aptiv PLC*	$721,310

Automobiles – 2.3%
13,415	Tesla, Inc.*	3,462,143

Beverages – 1.1%
14,934	Coca-Cola Co. (The)	893,501
12,119	Monster Beverage Corp.*	695,752

		1,589,253

Biotechnology – 3.3%
4,657	Alnylam Pharmaceuticals, Inc.*	921,248
1,540	Argenx SE ADR (Netherlands)*	773,834
3,333	Biogen, Inc.*	891,111
9,888	Exact Sciences Corp.*	827,329
9,427	Gilead Sciences, Inc.	720,977
6,317	Sarepta Therapeutics, Inc.*	764,420

		4,898,919

Broadline Retail – 6.7%
68,905	Amazon.com, Inc.*	9,509,579
6,025	Etsy, Inc.*	443,259

		9,952,838

Capital Markets – 1.8%
18,317	Charles Schwab Corp. (The)	1,083,450
2,845	MSCI, Inc.	1,546,599

		2,630,049

Chemicals – 2.9%
4,254	Linde PLC	1,646,468
9,528	Sherwin-Williams Co. (The)	2,588,948

		4,235,416

Commercial Services & Supplies – 0.9%
9,519	Waste Connections, Inc.	1,304,008

Construction Materials – 0.6%
1,941	Martin Marietta Materials, Inc.	866,482

Electrical Equipment – 0.9%
4,410	Rockwell Automation, Inc.	1,376,273

Electronic Equipment, Instruments & Components – 0.4%
7,041	Amphenol Corp., Class A	622,284

Financial Services – 4.3%
11,243	Mastercard, Inc., Class A	4,639,312
7,180	Visa, Inc., Class A	1,763,982

		6,403,294

Food Products – 1.3%
19,965	McCormick & Co., Inc.	1,638,727
3,612	Mondelez International, Inc., Class A	257,391

		1,896,118

Ground Transportation – 1.3%
4,353	Old Dominion Freight Line, Inc.	1,860,342

Common Stocks – (continued)
Health Care Equipment & Supplies – 2.6%
29,276	Boston Scientific Corp.*	1,579,148
4,587	Insulet Corp.*	879,374
4,674	Intuitive Surgical, Inc.*	1,461,466

		3,919,988

Health Care Providers & Services – 0.5%
1,583	Humana, Inc.	730,760

Health Care Technology – 0.3%
2,079	Veeva Systems, Inc., Class A*	433,887

Hotels, Restaurants & Leisure – 1.3%
320	Chipotle Mexican Grill, Inc.*	616,525
4,521	McDonald’s Corp.	1,271,079

		1,887,604

Household Products – 1.1%
10,468	Procter & Gamble Co. (The)	1,615,631

Interactive Media & Services – 8.6%
49,309	Alphabet, Inc., Class A*	6,714,406
30,934	Alphabet, Inc., Class C*	4,248,785
3,046	Meta Platforms, Inc., Class A*	901,281
84,391	Snap, Inc., Class A*	873,447

		12,737,919

IT Services – 2.5%
8,021	Accenture PLC, Class A	2,596,959
7,314	Snowflake, Inc., Class A*	1,147,201

		3,744,160

Life Sciences Tools & Services – 0.9%
3,093	Illumina, Inc.*	511,026
1,847	West Pharmaceutical Services, Inc.	751,544

		1,262,570

Machinery – 1.8%
8,030	Caterpillar, Inc.	2,257,474
1,093	Deere & Co.	449,157

		2,706,631

Metals & Mining – 0.3%
12,682	Freeport-McMoRan, Inc.	506,139

Oil, Gas & Consumable Fuels – 0.5%
4,209	Cheniere Energy, Inc.	686,909

Personal Care Products – 0.3%
3,142	Estee Lauder Cos., Inc. (The), Class A	504,385

Pharmaceuticals – 4.0%
22,241	AstraZeneca PLC ADR (United Kingdom)	1,508,384
8,079	Eli Lilly & Co.	4,477,382

		5,985,766

Professional Services – 0.6%
4,253	Equifax, Inc.	879,095

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Management & Development – 0.7%
13,440	CoStar Group, Inc.*	$1,101,946

Semiconductors & Semiconductor Equipment – 10.0%
5,366	Enphase Energy, Inc.*	678,960
2,840	KLA Corp.	1,425,311
46,498	Marvell Technology, Inc.	2,708,508
20,051	NVIDIA Corp.	9,896,171
2,269	ON Semiconductor Corp.*	223,406

		14,932,356

Software – 16.4%
902	Adobe, Inc.*	504,525
3,677	Atlassian Corp., Class A*	750,329
4,783	Intuit, Inc.	2,591,477
51,041	Microsoft Corp.	16,729,198
14,440	Oracle Corp.	1,738,432
8,002	Salesforce, Inc.*	1,772,123
532	ServiceNow, Inc.*	313,257

		24,399,341

Specialized REITs – 1.4%
5,261	American Tower Corp. REIT	953,924
1,465	Equinix, Inc. REIT	1,144,722

		2,098,646

Specialty Retail – 2.8%
6,084	Lowe’s Cos., Inc.	1,402,240
1,822	RH*	665,376
16,945	Ross Stores, Inc.	2,064,071

		4,131,687

Technology Hardware, Storage & Peripherals – 12.9%
101,877	Apple, Inc.	19,139,632

Textiles, Apparel & Luxury Goods – 2.0%
4,522	Lululemon Athletica, Inc.*	1,724,058
12,985	NIKE, Inc., Class B	1,320,704

		3,044,762

TOTAL INVESTMENTS – 99.8%
(Cost $65,203,435)		$148,268,543

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		335,175

NET ASSETS – 100.0%		$148,603,718

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.4%
Broadline Retail – 9.4%
371,744	Amazon.com, Inc.*	$51,304,389
5,383	MercadoLibre, Inc. (Brazil)*	7,387,414

		58,691,803

Communications Equipment – 2.9%
170,949	Cisco Systems, Inc.	9,803,925
29,627	Motorola Solutions, Inc.	8,401,328

		18,205,253

Financial Services – 8.4%
177,584	Fidelity National Information Services, Inc.	9,919,842
26,601	Mastercard, Inc., Class A	10,976,637
183,169	PayPal Holdings, Inc.*	11,449,894
82,537	Visa, Inc., Class A	20,277,690

		52,624,063

Ground Transportation – 1.0%
138,017	Uber Technologies, Inc.*	6,518,543

Interactive Media & Services – 10.3%
426,620	Alphabet, Inc., Class C*	58,596,257
585,905	Snap, Inc., Class A*	6,064,117

		64,660,374

IT Services – 3.0%
36,611	Accenture PLC, Class A	11,853,543
44,090	Snowflake, Inc., Class A*	6,915,517

		18,769,060

Semiconductors & Semiconductor Equipment – 19.5%
79,863	Applied Materials, Inc.	12,199,872
14,416	ASML Holding NV (Netherlands)	9,522,200
38,015	Enphase Energy, Inc.*	4,810,038
39,618	KLA Corp.	19,883,086
379,841	Marvell Technology, Inc.	22,125,738
86,174	NVIDIA Corp.	42,531,178
68,497	Texas Instruments, Inc.	11,511,606

		122,583,718

Software – 34.9%
36,099	Adobe, Inc.*	20,191,615
58,776	Autodesk, Inc.*	13,044,745
86,140	Datadog, Inc., Class A*	8,310,787
22,380	HubSpot, Inc.*	12,231,118
29,850	Intuit, Inc.	16,173,028
187,223	Microsoft Corp.	61,364,210
158,494	Oracle Corp.	19,081,093
45,910	Palo Alto Networks, Inc.*	11,169,903
63,363	Salesforce, Inc.*	14,032,370
16,700	ServiceNow, Inc.*	9,833,461
456,711	UiPath, Inc., Class A*	7,220,601
66,805	Workday, Inc., Class A*	16,333,823
62,058	Zscaler, Inc.*	9,684,151

		218,670,905

Common Stocks – (continued)
Specialized REITs – 4.5%
59,784	American Tower Corp. REIT	10,840,035
21,986	Equinix, Inc. REIT	17,179,421

		28,019,456

Technology Hardware, Storage & Peripherals – 4.5%
150,089	Apple, Inc.	28,197,220

TOTAL COMMON STOCKS
(Cost $347,046,838)		$616,940,395

Shares	Dividend Rate	Value

Investment Company – 1.5%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,421,313	5.234%	$9,421,313
(Cost $9,421,313)

TOTAL INVESTMENTS – 99.9%
(Cost $356,468,151)		$626,361,708

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		303,974

NET ASSETS – 100.0%		$626,665,682

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.3%
Automobile Components – 1.7%
3,995	Aptiv PLC*	$405,293

Banks – 3.6%
5,854	JPMorgan Chase & Co.	856,616

Broadline Retail – 1.3%
4,072	Etsy, Inc.*	299,577

Capital Markets – 3.5%
547	BlackRock, Inc.	383,196
5,369	Morgan Stanley	457,170

		840,366

Chemicals – 2.4%
1,477	Linde PLC	571,658

Communications Equipment – 2.6%
10,958	Cisco Systems, Inc.	628,441

Consumer Finance – 2.0%
2,942	American Express Co.	464,807

Containers & Packaging – 1.7%
7,277	Ball Corp.	396,233

Diversified Telecommunication Services – 1.8%
28,751	AT&T, Inc.	425,227

Electric Utilities – 2.2%
7,974	NextEra Energy, Inc.	532,663

Electrical Equipment – 4.1%
2,418	Eaton Corp. PLC	557,034
1,361	Rockwell Automation, Inc.	424,741

		981,775

Food Products – 2.2%
6,463	McCormick & Co., Inc.	530,483

Ground Transportation – 1.9%
1,078	Old Dominion Freight Line, Inc.	460,705

Health Care Equipment & Supplies – 4.9%
1,345	Cooper Cos., Inc. (The)	497,637
3,184	Dexcom, Inc.*	321,520
1,091	Intuitive Surgical, Inc.*	341,134

		1,160,291

Health Care Providers & Services – 3.6%
7,186	CVS Health Corp.	468,312
847	Humana, Inc.	391,000

		859,312

Hotels, Restaurants & Leisure – 2.3%
1,957	McDonald’s Corp.	550,211

Household Products – 3.1%
4,773	Procter & Gamble Co. (The)	736,665

Industrial Conglomerates – 2.2%
4,483	General Electric Co.	513,124

Common Stocks – (continued)
Interactive Media & Services – 5.5%
9,698	Alphabet, Inc., Class A*	1,320,577

IT Services – 2.0%
1,452	Accenture PLC, Class A	470,114

Machinery – 4.2%
1,719	Caterpillar, Inc.	483,262
5,057	Xylem, Inc.	523,602

		1,006,864

Media – 1.7%
8,922	New York Times Co. (The), Class A	394,977

Metals & Mining – 1.5%
3,333	Steel Dynamics, Inc.	355,264

Pharmaceuticals – 5.7%
8,783	Bristol-Myers Squibb Co.	541,472
1,473	Eli Lilly & Co.	816,337

		1,357,809

Semiconductors & Semiconductor Equipment – 7.9%
2,325	Enphase Energy, Inc.*	294,182
4,433	Marvell Technology, Inc.	258,222
2,008	NVIDIA Corp.	991,049
2,061	Texas Instruments, Inc.	346,372

		1,889,825

Software – 9.1%
3,707	DocuSign, Inc.*	186,462
6,083	Microsoft Corp.	1,993,764

		2,180,226

Specialized REITs – 1.9%
2,496	American Tower Corp. REIT	452,575

Specialty Retail – 2.4%
4,645	Ross Stores, Inc.	565,807

Technology Hardware, Storage & Peripherals – 6.7%
8,555	Apple, Inc.	1,607,228

Textiles, Apparel & Luxury Goods – 1.8%
4,179	NIKE, Inc., Class B	425,046

Water Utilities – 1.8%
3,019	American Water Works Co., Inc.	418,856

TOTAL COMMON STOCKS
(Cost $17,966,210)		$23,658,615

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS U.S. EQUITY ESG FUND

Schedule of Investments (continued)

August 31, 2023

Shares	Dividend Rate	Value

Investment Company – 0.6%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
142,769	5.234%	$142,769
(Cost $142,769)

TOTAL INVESTMENTS – 99.9%
(Cost $18,108,979)		$23,801,384

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		32,920

NET ASSETS – 100.0%		$23,834,304

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2023

	Concentrated Growth Fund	Flexible Cap Fund	Large Cap Core Fund
Assets:
Investments in unaffiliated issuers, at value (cost $85,078,045, $56,363,778 and $766,040,103, respectively)	$161,389,315	$69,935,232	$1,182,692,204
Investments in affiliated issuers, at value (cost $1,245,843, $346,974 and $5,257,679, respectively)	1,245,843	346,974	5,257,679
Cash	517,789	160,456	13,182,315
Receivables:
Dividends	106,281	84,956	1,293,786
Reimbursement from investment adviser	28,783	26,696	63,127
Fund shares sold	10,534	270,323	217,513
Investments sold	—	—	4,968,227
Other assets	54,053	40,084	60,875
Total assets	163,352,598	70,864,721	1,207,735,726

Liabilities:
Payables:
Management fees	97,082	31,563	660,473
Distribution and Service fees and Transfer Agency fees	7,303	9,636	287,514
Fund shares redeemed	5,718	18,670	715,035
Investments purchased	—	—	9,473,086
Accrued expenses	81,811	79,419	278,546
Total liabilities	191,914	139,288	11,414,654

Net Assets:
Paid-in capital	90,510,177	56,410,409	786,692,614
Total distributable earnings	72,650,507	14,315,024	409,628,458
NET ASSETS	$163,160,684	$70,725,433	$1,196,321,072
Net Assets:
Class A	$9,601,780	$19,759,849	$816,620,552
Class C	746,750	1,271,411	16,921,112
Institutional	11,282,327	12,775,660	104,216,755
Service	—	—	959,845
Investor	5,173,147	5,055,492	40,556,196
Class R6	2,086,926	7,235,833	88,466,647
Class R	—	117,822	8,577,294
Class P	134,269,754	24,509,366	120,002,671
Total Net Assets	$163,160,684	$70,725,433	$1,196,321,072
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	515,204	1,242,226	29,092,745
Class C	62,191	98,264	1,240,095
Institutional	531,635	725,088	3,085,363
Service	—	—	36,740
Investor	265,837	294,094	1,400,444
Class R6	98,656	411,680	2,623,185
Class R	—	7,855	331,631
Class P	6,349,430	1,393,432	3,559,692
Net asset value, offering and redemption price per share:(a)
Class A	$18.64	$15.91	$28.07
Class C	12.01	12.94	13.65
Institutional	21.22	17.62	33.78
Service	—	—	26.13
Investor	19.46	17.19	28.96
Class R6	21.15	17.58	33.72
Class R	—	15.00	25.86
Class P	21.15	17.59	33.71

(a)	Maximum public offering price per share for Class A Shares of the Concentrated Growth, Flexible Cap and Large Cap Core Funds is $19.72, $16.84 and $29.70, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2023

	Mid Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund
Assets:
Investments in unaffiliated issuers, at value (cost $723,517,335, $32,629,968 and $1,574,335,450, respectively)(a)	$876,046,452	$39,890,245	$1,875,842,961
Investments in affiliated issuers, at value (cost $13,928,891, $1,120,998 and $6,074,506, respectively)	13,928,891	1,120,998	6,074,506
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	242,183	—
Cash	1,914,645	50,000	1,453,857
Receivables:
Investments sold	6,633,993	—	20,705,760
Dividends	641,035	15,124	847,224
Fund shares sold	296,137	10,050	1,386,383
Reimbursement from investment adviser	33,901	26,651	—
Securities lending income	—	507	3
Other assets	17,783	14,215	75,309
Total assets	899,512,837	41,369,973	1,906,386,003

Liabilities:
Payables:
Investments purchased	9,491,194	285,367	—
Management fees	606,134	28,843	1,374,615
Fund shares redeemed	523,388	3,685	2,051,279
Distribution and Service fees and Transfer Agency fees	129,281	1,787	273,813
Payable upon return of securities loaned	—	242,183	—
Due to custodian	—	—	70,213
Accrued expenses	262,514	68,854	411,090
Total liabilities	11,012,511	630,719	4,181,010

Net Assets:
Paid-in capital	761,860,872	39,630,938	1,805,141,888
Total distributable earnings	126,639,454	1,108,316	97,063,105
NET ASSETS	$888,500,326	$40,739,254	$1,902,204,993
Net Assets:
Class A	$244,601,945	$560,523	$255,117,605
Class C	10,235,467	112,355	59,507,945
Institutional	275,045,262	22,012,428	759,588,134
Service	21,915,643	—	1,206,406
Investor	69,632,101	5,115,545	344,304,314
Class R6	192,600,741	79,665	150,699,032
Class R	31,402,780	—	8,575,794
Class P	43,066,387	12,858,738	323,205,763
Total Net Assets	$888,500,326	$40,739,254	$1,902,204,993
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	22,568,582	46,679	14,142,738
Class C	591,318	9,625	4,732,658
Institutional	15,514,639	1,808,065	36,383,877
Service	2,428,103	—	71,199
Investor	5,428,257	421,667	17,528,711
Class R6	10,841,611	6,542	7,207,724
Class R	3,479,224	—	518,581
Class P	2,422,714	1,056,368	15,455,431
Net asset value, offering and redemption price per share:(b)
Class A	$10.84	$12.01	$18.04
Class C	17.31	11.67	12.57
Institutional	17.73	12.17	20.88
Service	9.03	—	16.94
Investor	12.83	12.13	19.64
Class R6	17.76	12.18	20.91
Class R	9.03	—	16.54
Class P	17.78	12.17	20.91

(a)	Includes loaned securities having a market value of $—, $230,971 and $—, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Mid Cap Growth, Small Cap Growth and Small/Mid Cap Growth Funds is $11.47, $12.71 and $19.09, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2023

	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund
Assets:
Investments in unaffiliated issuers, at value (cost $65,203,435, $347,046,838 and $17,966,210, respectively)	$148,268,543	$616,940,395	$23,658,615
Investments in affiliated issuers, at value (cost $—, $9,421,313 and $142,769, respectively)	—	9,421,313	142,769
Cash	387,826	622,402	50,553
Receivables:
Dividends	86,293	316,485	19,508
Fund shares sold	36,096	244,532	1,600
Reimbursement from investment adviser	29,031	51,434	20,929
Other assets	63,728	23,269	29,020
Total assets	148,871,517	627,619,830	23,922,994

Liabilities:
Payables:
Management fees	87,613	464,084	11,012
Fund shares redeemed	68,126	165,023	—
Distribution and Service fees and Transfer Agency fees	15,481	117,218	4,479
Accrued expenses	96,579	207,823	73,199
Total liabilities	267,799	954,148	88,690

Net Assets:
Paid-in capital	59,150,876	406,878,584	20,116,542
Total distributable earnings	89,452,842	219,787,098	3,717,762
NET ASSETS	$148,603,718	$626,665,682	$23,834,304
Net Assets:
Class A	$35,059,265	$348,621,306	$7,854,989
Class C	2,352,595	17,228,980	1,006,591
Institutional	40,849,069	91,672,901	1,769,931
Service	990,310	8,898,989	—
Investor	5,363,547	23,449,935	673,221
Class R6	4,196,859	63,365,053	1,293,347
Class R	204,598	—	298,483
Class P	59,587,475	73,428,518	10,937,742
Total Net Assets	$148,603,718	$626,665,682	$23,834,304
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,061,761	17,250,397	447,554
Class C	200,610	1,586,031	61,930
Institutional	3,820,386	3,551,095	99,359
Service	119,714	469,788	—
Investor	506,214	941,233	37,762
Class R6	393,570	2,451,393	72,563
Class R	25,947	—	16,939
Class P	5,601,573	2,841,168	614,000
Net asset value, offering and redemption price per share:(a)
Class A	$8.63	$20.21	$17.55
Class C	11.73	10.86	16.25
Institutional	10.69	25.82	17.81
Service	8.27	18.94	—
Investor	10.60	24.91	17.83
Class R6	10.66	25.85	17.82
Class R	7.89	—	17.62
Class P	10.64	25.84	17.81

(a)	Maximum public offering price per share for Class A Shares of the Strategic Growth, Technology Opportunities and U.S. Equity ESG Funds is $9.13, $21.39 and $18.57, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2023

	Concentrated Growth Fund	Flexible Cap Fund	Large Cap Core Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,738, $— and $5,005, respectively)	$952,528	$701,414	$15,097,537

Dividends — affiliated issuers	36,090	22,223	297,910

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	—	21	673

Total investment income	988,618	723,658	15,396,120

Expenses:

Management fees	1,056,912	265,773	7,753,746

Professional fees	110,425	107,594	128,475

Registration fees	94,714	94,013	150,685

Transfer Agency fees(a)	55,810	31,971	1,385,673

Printing and mailing costs	31,826	41,675	146,013

Trustee fees	23,320	23,188	24,727

Distribution and/or Service (12b-1) fees(a)	23,254	34,760	2,064,665

Custody, accounting and administrative services	22,043	7,284	138,334

Shareholder meeting expense	1,568	1,412	22,657

Service fees — Class C	1,090	2,196	40,348

Shareholder Administration fees — Service Shares	—	—	1,973

Other	11,328	10,501	42,701

Total expenses	1,432,290	620,367	11,899,997

Less — expense reductions	(335,354)	(283,218)	(1,318,955)

Net expenses	1,096,936	337,149	10,581,042

NET INVESTMENT INCOME (LOSS)	(108,318)	386,509	4,815,078

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	4,730,632	722,759	18,950,661

Foreign currency transactions	(5)	—	(21)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	25,849,784	7,278,864	144,453,187

Foreign currency translations	—	—	93

Net realized and unrealized gain	30,580,411	8,001,623	163,403,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,472,093	$8,388,132	$168,218,998

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Concentrated Growth	$19,844	$3,271	$—	$139	$12,536	$688	$3,901	$—	$2,934	$380	$44	$35,327
Flexible Cap	27,937	6,586	—	237	17,563	1,386	4,083	—	1,319	783	74	6,763
Large Cap Core	1,900,658	121,043	1,972	40,992	1,202,584	25,537	37,622	316	49,145	24,325	12,974	33,170

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2023

	Mid Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $— and $9,942, respectively)	$5,274,601	$107,536	$9,961,720

Dividends — affiliated issuers	812,670	24,868	920,883

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	3,752	2,489	5,420

Total investment income	6,091,023	134,893	10,888,023

Expenses:

Management fees	8,309,412	276,786	16,693,137

Distribution and/or Service (12b-1) fees(a)	919,071	2,135	1,203,136

Transfer Agency fees(a)	766,095	13,815	1,581,254

Professional fees	135,267	94,096	110,684

Registration fees	116,160	87,017	174,803

Printing and mailing costs	108,990	38,921	145,367

Custody, accounting and administrative services	88,088	19,632	178,977

Shareholder Administration fees — Service Shares	52,723	—	3,150

Service fees — Class C	26,791	197	166,479

Shareholder meeting expense	26,362	589	56,007

Trustee fees	24,454	21,168	25,995

Other	37,533	10,608	113,962

Total expenses	10,610,946	564,964	20,452,951

Less — expense reductions	(1,537,768)	(265,300)	(319,375)

Net expenses	9,073,178	299,664	20,133,576

NET INVESTMENT LOSS	(2,982,155)	(164,771)	(9,245,553)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	27,254,816	(3,903,590)	(148,761,986)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	42,926,374	6,530,426	267,486,781

Net realized and unrealized gain	70,181,190	2,626,836	118,724,795

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,199,035	$2,462,065	$109,479,242

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Mid Cap Growth	$624,748	$80,376	$52,722	$161,225	$395,590	$16,969	$114,602	$8,436	$109,372	$56,898	$51,041	$13,187
Small Cap Growth	1,254	590	—	291	790	124	7,542	—	1,675	22	93	3,569
Small/Mid Cap Growth	655,679	499,438	3,150	44,869	415,208	105,509	311,905	504	592,126	45,121	14,206	96,675

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2023

	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,116, $25,482 and $—, respectively)	$935,070	$3,678,685	$328,767

Dividends — affiliated issuers	17,747	205,757	9,511

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	—	1,093	—

Total investment income	952,817	3,885,535	338,278

Expenses:

Management fees	936,312	5,115,297	119,282

Professional fees	105,905	107,562	107,533

Registration fees	98,957	121,637	95,070

Distribution and/or Service (12b-1) fees(a)	95,909	881,307	28,305

Transfer Agency fees(a)	90,234	603,278	18,878

Printing and mailing costs	54,327	31,242	33,229

Trustee fees	23,310	23,922	23,150

Custody, accounting and administrative services	21,519	63,906	9,011

Service fees — Class C	5,010	37,865	2,736

Shareholder meeting expense	3,212	16,498	863

Shareholder Administration fees — Service Shares	1,398	19,132	—

Other	16,701	48,984	9,824

Total expenses	1,452,794	7,070,630	447,881

Less — expense reductions	(338,633)	(963,880)	(259,960)

Net expenses	1,114,161	6,106,750	187,921

NET INVESTMENT INCOME (LOSS)	(161,344)	(2,221,215)	150,357

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	11,617,942	(14,584,246)	(298,709)

Foreign currency transactions	(3)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	15,586,018	121,447,287	3,581,902

Net realized and unrealized gain	27,203,957	106,863,041	3,283,193

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,042,613	$104,641,826	$3,433,550

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Strategic Growth	$78,612	$15,029	$1,398	$870	$49,721	$3,167	$14,513	$224	$4,835	$1,096	$275	$16,403
Technology Opportunities	748,580	113,596	19,131	—	473,358	23,951	32,055	3,061	34,934	15,279	—	20,640
U.S. Equity ESG	18,098	8,208	—	1,999	11,450	1,734	617	—	1,257	358	634	2,828

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Concentrated Growth Fund		Flexible Cap Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income (loss)	$(108,318)	$(685,184)	$386,509	$265,496

Net realized gain	4,730,627	7,307,548	722,759	1,821,470

Net change in unrealized gain (loss)	25,849,784	(61,510,282)	7,278,864	(6,760,402)

Net increase (decrease) in net assets resulting from operations	30,472,093	(54,887,918)	8,388,132	(4,673,436)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(775,270)	(1,982,323)	(320,512)	(475,431)

Class C Shares	(76,137)	(205,024)	(37,776)	(92,555)

Institutional Shares	(880,809)	(2,410,152)	(438,747)	(302,451)

Investor Shares	(16,742)	(37,303)	(3,084)	(3,157)

Class R6 Shares	(83,124)	(179,377)	(72,502)	(21,620)

Class R Shares	(3,470)	(7,600)	(460)	(700)
Class P Shares	(11,191,640)	(29,595,626)	(977,357)	(1,510,289)

Total distributions to shareholders	(13,027,192)	(34,417,405)	(1,850,438)	(2,406,203)

From share transactions:

Proceeds from sales of shares	18,219,063	8,712,665	34,903,216	18,075,359

Reinvestment of distributions	12,957,126	34,050,958	1,850,439	2,406,145

Cost of shares redeemed	(31,760,889)	(28,577,444)	(13,486,154)	(10,854,027)

Net increase (decrease) in net assets resulting from share transactions	(584,700)	14,186,179	23,267,501	9,627,477

TOTAL INCREASE (DECREASE)	16,860,201	(75,119,144)	29,805,195	2,547,838

Net Assets:

Beginning of year	146,300,483	221,419,627	40,920,238	38,372,400
End of year	$163,160,684	$146,300,483	$70,725,433	$40,920,238

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Large Cap Core Fund		Mid Cap Growth Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income (loss)	$4,815,078	$2,686,910	$(2,982,155)	$(6,374,973)

Net realized gain	18,950,640	90,087,091	27,254,816	38,510,258

Net change in unrealized gain (loss)	144,453,280	(299,531,227)	42,926,374	(392,512,705)

Net increase (decrease) in net assets resulting from operations	168,218,998	(206,757,226)	67,199,035	(360,377,420)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(58,898,160)	(94,467,095)	(23,026,495)	(67,635,332)

Class C Shares	(2,333,506)	(3,764,198)	(619,512)	(15,805,073)

Institutional Shares	(6,566,206)	(10,320,799)	(16,642,501)	(54,055,820)

Service Shares	(41,453)	(241,187)	(2,215,669)	(6,473,043)

Investor Shares	(2,864,034)	(2,350,236)	(5,328,564)	(15,664,510)

Class R6 Shares	(5,472,703)	(8,164,475)	(11,376,499)	(32,255,834)

Class R Shares	(695,499)	(1,189,253)	(3,449,738)	(10,238,647)
Class P Shares	(7,579,703)	(11,394,754)	(2,336,037)	(10,730,774)

Total distributions to shareholders	(84,451,264)	(131,891,997)	(64,995,015)	(212,859,033)

From share transactions:

Proceeds from sales of shares	75,870,461	190,798,465	117,079,662	177,404,726

Reinvestment of distributions	80,510,834	125,788,279	61,006,885	199,802,806

Cost of shares redeemed	(144,152,160)	(157,421,316)	(256,259,283)	(313,748,065)

Net increase (decrease) in net assets resulting from share transactions	12,229,135	159,165,428	(78,172,736)	63,459,467

TOTAL INCREASE (DECREASE)	95,996,869	(179,483,795)	(75,968,716)	(509,776,986)

Net Assets:

Beginning of year	1,100,324,203	1,279,807,998	964,469,042	1,474,246,028
End of year	$1,196,321,072	$1,100,324,203	$888,500,326	$964,469,042

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Small/Mid Cap Growth Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment loss	$(164,771)	$(89,313)	$(9,245,553)	$(15,895,479)

Net realized gain (loss)	(3,903,590)	(1,836,676)	(148,761,986)	56,322,415

Net change in unrealized gain (loss)	6,530,426	(5,366,673)	267,486,781	(1,071,662,762)

Net increase (decrease) in net assets resulting from operations	2,462,065	(7,292,662)	109,479,242	(1,031,235,826)

Distributions to shareholders:

From distributable earnings:

Class A Shares	—	(56,194)	—	(62,416,584)

Class C Shares	—	(11,684)	—	(24,413,751)

Institutional Shares	—	(1,688,009)	—	(153,957,378)

Service Shares	—	—	—	(263,322)

Investor Shares	—	(8,566)	—	(103,538,120)

Class R6 Shares	—	(8,574)	—	(17,155,030)

Class R Shares	—	(8,551)	—	(2,048,239)

Class P Shares	—	(635,615)	—	(73,222,947)

From return of capital:

Class A Shares	—	—	—	(526,146)

Class C Shares	—	—	—	(205,798)

Institutional Shares	—	—	—	(1,297,796)

Service Shares	—	—	—	(2,220)

Investor Shares	—	—	—	(872,783)

Class R6 Shares	—	—	—	(144,610)

Class R Shares	—	—	—	(17,266)
Class P Shares	—	—	—	(617,239)

Total distributions to shareholders	—	(2,417,193)	—	(440,699,229)

From share transactions:

Proceeds from sales of shares	20,340,089	25,068,068	335,106,863	911,040,668

Reinvestment of distributions	—	2,417,193	—	413,186,636

Cost of shares redeemed	(12,989,107)	(7,573,145)	(660,406,639)	(1,248,105,485)

Net increase (decrease) in net assets resulting from share transactions	7,350,982	19,912,116	(325,299,776)	76,121,819

TOTAL INCREASE (DECREASE)	9,813,047	10,202,261	(215,820,534)	(1,395,813,236)

Net Assets:

Beginning of year	30,926,207	20,723,946	2,118,025,527	3,513,838,763
End of year	$40,739,254	$30,926,207	$1,902,204,993	$2,118,025,527

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund		Technology Opportunities Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment loss	$(161,344)	$(684,236)	$(2,221,215)	$(4,371,060)

Net realized gain (loss)	11,617,939	11,142,187	(14,584,246)	103,357,854

Net change in unrealized gain (loss)	15,586,018	(64,450,982)	121,447,287	(351,713,397)

Net increase (decrease) in net assets resulting from operations	27,042,613	(53,993,031)	104,641,826	(252,726,603)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(3,688,064)	(7,953,403)	(59,073,390)	(74,869,236)

Class C Shares	(178,463)	(870,837)	(4,679,796)	(5,848,371)

Institutional Shares	(3,310,008)	(6,118,062)	(13,244,082)	(23,454,408)

Service Shares	(65,953)	(85,719)	(1,511,457)	(1,999,587)

Investor Shares	(206,704)	(363,863)	(3,799,155)	(5,464,239)

Class R6 Shares	(356,083)	(71,703)	(8,037,564)	(461,688)

Class R Shares	(22,119)	(28,431)	—	—
Class P Shares	(5,415,754)	(9,425,707)	(10,285,667)	(19,319,680)

Total distributions to shareholders	(13,243,148)	(24,917,725)	(100,631,111)	(131,417,209)

From share transactions:

Proceeds from sales of shares	21,797,412	27,677,941	84,245,348	192,213,977

Reinvestment of distributions	12,981,568	24,520,241	95,426,778	124,715,438

Cost of shares redeemed	(43,883,299)	(55,444,746)	(175,464,516)	(264,763,196)

Net increase (decrease) in net assets resulting from share transactions	(9,104,319)	(3,246,564)	4,207,610	52,166,219

TOTAL INCREASE (DECREASE)	4,695,146	(82,157,320)	8,218,325	(331,977,593)

Net Assets:

Beginning of year	143,908,572	226,065,892	618,447,357	950,424,950
End of year	$148,603,718	$143,908,572	$626,665,682	$618,447,357

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Equity ESG Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$150,357	$96,178

Net realized loss	(298,709)	(1,751,929)

Net change in unrealized gain (loss)	3,581,902	(3,493,632)

Net increase (decrease) in net assets resulting from operations	3,433,550	(5,149,383)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(27,866)	(142,692)

Class C Shares	—	(44,937)

Institutional Shares	(10,348)	(290,021)

Investor Shares	(3,657)	(31,256)

Class R6 Shares	(8,673)	(26,498)

Class R Shares	(624)	(8,964)

Class P Shares	(69,687)	(72,352)

Total distributions to shareholders	(120,855)	(616,720)

From share transactions:

Proceeds from sales of shares	6,071,106	27,832,323

Reinvestment of distributions	120,853	613,618

Cost of shares redeemed	(3,992,055)	(21,584,853)

Net increase in net assets resulting from share transactions	2,199,904	6,861,088

TOTAL INCREASE	5,512,599	1,094,985

Net Assets:

Beginning of year	18,321,705	17,226,720

End of year	$23,834,304	$18,321,705

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$16.72	$27.55	$22.91	$17.55	$19.33

Net investment loss(a)	(0.06)	(0.14)	(0.15)	(0.08)	(0.03)

Net realized and unrealized gain (loss)	3.74	(5.96)	6.24	6.92	0.35

Total from investment operations	3.68	(6.10)	6.09	6.84	0.32

Distributions to shareholders from net realized gains	(1.76)	(4.73)	(1.45)	(1.48)	(2.10)

Net asset value, end of year	$18.64	$16.72	$27.55	$22.91	$17.55

Total Return(b)	24.58%	(26.54)%	28.17%	41.52%	3.58%

Net assets, end of year (in 000’s)	$9,602	$7,778	$11,575	$9,302	$6,735

Ratio of net expenses to average net assets	1.07%	1.10%	1.11%	1.16%	1.16%

Ratio of total expenses to average net assets	1.38%	1.31%	1.32%	1.37%	1.45%

Ratio of net investment loss to average net assets	(0.36)%	(0.66)%	(0.63)%	(0.44)%	(0.18)%

Portfolio turnover rate(c)	32%	29%	37%	36%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$11.47	$20.54	$17.56	$13.87	$15.88

Net investment loss(a)	(0.12)	(0.21)	(0.24)	(0.17)	(0.13)

Net realized and unrealized gain (loss)	2.42	(4.13)	4.67	5.34	0.22

Total from investment operations	2.30	(4.34)	4.43	5.17	0.09

Distributions to shareholders from net realized gains	(1.76)	(4.73)	(1.45)	(1.48)	(2.10)

Net asset value, end of year	$12.01	$11.47	$20.54	$17.56	$13.87

Total Return(b)	23.69%	(27.13)%	27.24%	40.47%	2.81%

Net assets, end of year (in 000’s)	$747	$570	$1,008	$1,162	$823

Ratio of net expenses to average net assets	1.82%	1.85%	1.86%	1.91%	1.91%

Ratio of total expenses to average net assets	2.13%	2.06%	2.07%	2.10%	2.21%

Ratio of net investment loss to average net assets	(1.10)%	(1.42)%	(1.38)%	(1.23)%	(0.98)%

Portfolio turnover rate(c)	32%	29%	37%	36%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$18.74	$30.22	$24.92	$18.93	$20.61

Net investment income (loss)(a)	(0.01)	(0.09)	(0.08)	(0.01)	0.03

Net realized and unrealized gain (loss)	4.25	(6.66)	6.83	7.50	0.41

Total from investment operations	4.24	(6.75)	6.75	7.49	0.44

Distributions to shareholders from net investment income	—	—	—	(0.02)	(0.02)

Distributions to shareholders from net realized gains	(1.76)	(4.73)	(1.45)	(1.48)	(2.10)

Total distributions	(1.76)	(4.73)	(1.45)	(1.50)	(2.12)

Net asset value, end of year	$21.22	$18.74	$30.22	$24.92	$18.93

Total Return(b)	24.94%	(26.32)%	28.56%	41.98%	3.98%

Net assets, end of year (in 000’s)	$11,282	$9,676	$16,789	$13,744	$12,497

Ratio of net expenses to average net assets	0.78%	0.80%	0.80%	0.81%	0.80%

Ratio of total expenses to average net assets	1.01%	0.94%	0.95%	1.01%	1.07%

Ratio of net investment income (loss) to average net assets	(0.06)%	(0.37)%	(0.32)%	(0.07)%	0.17%

Portfolio turnover rate(c)	32%	29%	37%	36%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$17.34	$28.33	$23.46	$17.90	$19.66

Net investment income (loss)(a)	(0.01)	(0.09)	(0.09)	(0.03)	0.01

Net realized and unrealized gain (loss)	3.89	(6.17)	6.41	7.07	0.36

Total from investment operations	3.88	(6.26)	6.32	7.04	0.37

Distributions to shareholders from net investment income	—	—	—	— (b)	(0.03)

Distributions to shareholders from net realized gains	(1.76)	(4.73)	(1.45)	(1.48)	(2.10)

Total distributions	(1.76)	(4.73)	(1.45)	(1.48)	(2.13)

Net asset value, end of year	$19.46	$17.34	$28.33	$23.46	$17.90

Total Return(c)	24.88%	(26.35)%	28.50%	41.87%	3.83%

Net assets, end of year (in 000’s)	$5,173	$163	$296	$189	$133

Ratio of net expenses to average net assets	0.80%	0.85%	0.86%	0.91%	0.91%

Ratio of total expenses to average net assets	1.12%	1.06%	1.07%	1.11%	1.22%

Ratio of net investment income (loss) to average net assets	(0.06)%	(0.42)%	(0.39)%	(0.18)%	0.03%

Portfolio turnover rate(d)	32%	29%	37%	36%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$18.69	$30.15	$24.86	$18.88	$20.60

Net investment income (loss)(a)	(0.01)	(0.09)	(0.08)	(0.01)	0.04

Net realized and unrealized gain (loss)	4.23	(6.64)	6.82	7.49	0.39

Total from investment operations	4.22	(6.73)	6.74	7.48	0.43

Distributions to shareholders from net investment income	—	—	—	(0.02)	(0.05)

Distributions to shareholders from net realized gains	(1.76)	(4.73)	(1.45)	(1.48)	(2.10)

Total distributions	(1.76)	(4.73)	(1.45)	(1.50)	(2.15)

Net asset value, end of year	$21.15	$18.69	$30.15	$24.86	$18.88

Total Return(b)	24.90%	(26.31)%	28.59%	42.05%	4.00%

Net assets, end of year (in 000’s)	$2,087	$780	$1,497	$806	$538

Ratio of net expenses to average net assets	0.76%	0.79%	0.79%	0.80%	0.79%

Ratio of total expenses to average net assets	1.00%	0.93%	0.94%	0.98%	1.04%

Ratio of net investment income (loss) to average net assets	(0.05)%	(0.36)%	(0.30)%	(0.07)%	0.22%

Portfolio turnover rate(c)	32%	29%	37%	36%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$18.68	$30.14	$24.85	$18.88	$20.60

Net investment income (loss)(a)	(0.01)	(0.08)	(0.08)	(0.01)	0.03

Net realized and unrealized gain (loss)	4.24	(6.65)	6.82	7.48	0.40

Total from investment operations	4.23	(6.73)	6.74	7.47	0.43

Distributions to shareholders from net investment income	—	—	—	(0.02)	(0.05)

Distributions to shareholders from net realized gains	(1.76)	(4.73)	(1.45)	(1.48)	(2.10)

Total distributions	(1.76)	(4.73)	(1.45)	(1.50)	(2.15)

Net asset value, end of year	$21.15	$18.68	$30.14	$24.85	$18.88

Total Return(b)	24.97%	(26.32)%	28.60%	42.00%	4.01%

Net assets, end of year (in 000’s)	$134,270	$127,302	$190,213	$160,582	$128,289

Ratio of net expenses to average net assets	0.77%	0.79%	0.79%	0.80%	0.79%

Ratio of total expenses to average net assets	1.00%	0.93%	0.94%	0.99%	1.06%

Ratio of net investment income (loss) to average net assets	(0.06)%	(0.35)%	(0.31)%	(0.06)%	0.18%

Portfolio turnover rate(c)	32%	29%	37%	36%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$14.09	$16.94	$13.78	$11.93	$12.66

Net investment income(a)	0.08	0.06	0.03	0.07	0.09

Net realized and unrealized gain (loss)	2.35	(1.85)	3.93	2.48	0.15

Total from investment operations	2.43	(1.79)	3.96	2.55	0.24

Distributions to shareholders from net investment income	(0.08)	(0.03)	(0.06)	(0.08)	(0.10)

Distributions to shareholders from net realized gains	(0.53)	(1.03)	(0.74)	(0.62)	(0.87)

Total distributions	(0.61)	(1.06)	(0.80)	(0.70)	(0.97)

Net asset value, end of year	$15.91	$14.09	$16.94	$13.78	$11.93

Total Return(b)	17.92%	(11.46)%	30.12%	22.18%	3.07%

Net assets, end of year (in 000’s)	$19,760	$6,820	$7,359	$5,843	$5,383

Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	1.00%	0.97%

Ratio of total expenses to average net assets	1.54%	1.60%	2.00%	2.47%	2.88%

Ratio of net investment income to average net assets	0.52%	0.37%	0.21%	0.58%	0.74%

Portfolio turnover rate(c)	63%	49%	43%	69%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$11.57	$14.17	$11.67	$10.23	$11.00

Net investment loss(a)	(0.02)	(0.05)	(0.07)	(0.02)	—	(b)

Net realized and unrealized gain (loss)	1.92	(1.52)	3.31	2.10	0.13

Total from investment operations	1.90	(1.57)	3.24	2.08	0.13

Distributions to shareholders from net investment income	—	—	—	(0.02)	(0.03)

Distributions to shareholders from net realized gains	(0.53)	(1.03)	(0.74)	(0.62)	(0.87)

Total distributions	(0.53)	(1.03)	(0.74)	(0.64)	(0.90)

Net asset value, end of year	$12.94	$11.57	$14.17	$11.67	$10.23

Total Return(c)	17.02%	(12.07)%	29.19%	21.16%	2.30%

Net assets, end of year (in 000’s)	$1,271	$890	$1,354	$1,516	$1,288

Ratio of net expenses to average net assets	1.71%	1.71%	1.71%	1.75%	1.72%

Ratio of total expenses to average net assets	2.30%	2.35%	2.76%	3.19%	3.63%

Ratio of net investment loss to average net assets	(0.21)%	(0.39)%	(0.54)%	(0.16)%	0.00	%(d)

Portfolio turnover rate(e)	63%	49%	43%	69%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005% per share.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.53	$18.56	$15.01	$12.94	$13.61

Net investment income(a)	0.15	0.13	0.09	0.12	0.13

Net realized and unrealized gain (loss)	2.59	(2.04)	4.31	2.70	0.19

Total from investment operations	2.74	(1.91)	4.40	2.82	0.32

Distributions to shareholders from net investment income	(0.12)	(0.09)	(0.11)	(0.13)	(0.12)

Distributions to shareholders from net realized gains	(0.53)	(1.03)	(0.74)	(0.62)	(0.87)

Total distributions	(0.65)	(1.12)	(0.85)	(0.75)	(0.99)

Net asset value, end of year	$17.62	$15.53	$18.56	$15.01	$12.94

Total Return(b)	18.30%	(11.10)%	30.62%	22.53%	3.47%

Net assets, end of year (in 000’s)	$12,776	$8,832	$4,514	$594	$587

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.62%	0.59%

Ratio of total expenses to average net assets	1.18%	1.24%	1.46%	2.11%	2.41%

Ratio of net investment income to average net assets	0.91%	0.78%	0.54%	0.95%	1.08%

Portfolio turnover rate(c)	63%	49%	43%	69%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.12	$18.09	$14.66	$12.65	$13.35

Net investment income(a)	0.13	0.14	0.07	0.10	0.12

Net realized and unrealized gain (loss)	2.52	(2.01)	4.19	2.64	0.18

Total from investment operations	2.65	(1.87)	4.26	2.74	0.30

Distributions to shareholders from net investment income	(0.05)	(0.07)	(0.09)	(0.11)	(0.13)

Distributions to shareholders from net realized gains	(0.53)	(1.03)	(0.74)	(0.62)	(0.87)

Total distributions	(0.58)	(1.10)	(0.83)	(0.73)	(1.00)

Net asset value, end of year	$17.19	$15.12	$18.09	$14.66	$12.65

Total Return(b)	18.14%	(11.21)%	30.39%	22.43%	3.40%

Net assets, end of year (in 000’s)	$5,055	$66	$52	$38	$70

Ratio of net expenses to average net assets	0.72%	0.71%	0.71%	0.76%	0.72%

Ratio of total expenses to average net assets	1.22%	1.42%	1.74%	2.66%	2.63%

Ratio of net investment income to average net assets	0.77%	0.91%	0.46%	0.78%	0.99%

Portfolio turnover rate(c)	63%	49%	43%	69%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.50	$18.52	$14.98	$12.91	$13.61

Net investment income(a)	0.15	0.15	0.10	0.13	0.14

Net realized and unrealized gain (loss)	2.59	(2.05)	4.29	2.69	0.18

Total from investment operations	2.74	(1.90)	4.39	2.82	0.32

Distributions to shareholders from net investment income	(0.13)	(0.09)	(0.11)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	(0.53)	(1.03)	(0.74)	(0.62)	(0.87)

Total distributions	(0.66)	(1.12)	(0.85)	(0.75)	(1.02)

Net asset value, end of year	$17.58	$15.50	$18.52	$14.98	$12.91

Total Return(b)	18.36%	(11.12)%	30.64%	22.60%	3.47%

Net assets, end of year (in 000’s)	$7,236	$2,061	$334	$226	$202

Ratio of net expenses to average net assets	0.59%	0.58%	0.58%	0.61%	0.59%

Ratio of total expenses to average net assets	1.16%	1.26%	1.61%	2.10%	2.59%

Ratio of net investment income to average net assets	0.92%	0.92%	0.59%	0.96%	1.17%

Portfolio turnover rate(c)	63%	49%	43%	69%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$13.32	$16.08	$13.13	$11.40	$12.14

Net investment income (loss)(a)	0.03	— (b)	(0.01)	0.04	0.05

Net realized and unrealized gain (loss)	2.23	(1.73)	3.74	2.36	0.16

Total from investment operations	2.26	(1.73)	3.73	2.40	0.21

Distributions to shareholders from net investment income	(0.05)	—	(0.04)	(0.05)	(0.08)

Distributions to shareholders from net realized gains	(0.53)	(1.03)	(0.74)	(0.62)	(0.87)

Total distributions	(0.58)	(1.03)	(0.78)	(0.67)	(0.95)

Net asset value, end of year	$15.00	$13.32	$16.08	$13.13	$11.40

Total Return(c)	17.62%	(11.68)%	29.78%	21.78%	2.89%

Net assets, end of year (in 000’s)	$118	$10	$46	$49	$39

Ratio of net expenses to average net assets	1.21%	1.21%	1.21%	1.25%	1.22%

Ratio of total expenses to average net assets	1.75%	1.89%	2.23%	2.63%	3.13%

Ratio of net investment income (loss) to average net assets	0.22%	0.01%	(0.04)%	0.33%	0.49%

Portfolio turnover rate(d)	63%	49%	43%	69%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.51	$18.52	$14.99	$12.92	$13.61

Net investment income(a)	0.15	0.13	0.10	0.13	0.14

Net realized and unrealized gain (loss)	2.58	(2.02)	4.28	2.69	0.19

Total from investment operations	2.73	(1.89)	4.38	2.82	0.33

Distributions to shareholders from net investment income	(0.12)	(0.09)	(0.11)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	(0.53)	(1.03)	(0.74)	(0.62)	(0.87)

Total distributions	(0.65)	(1.12)	(0.85)	(0.75)	(1.02)

Net asset value, end of year	$17.59	$15.51	$18.52	$14.99	$12.92

Total Return(b)	18.34%	(11.07)%	30.55%	22.58%	3.56%

Net assets, end of year (in 000’s)	$24,509	$22,240	$24,713	$15,263	$11,110

Ratio of net expenses to average net assets	0.58%	0.58%	0.58%	0.61%	0.58%

Ratio of total expenses to average net assets	1.18%	1.22%	1.59%	1.94%	2.47%

Ratio of net investment income to average net assets	0.92%	0.75%	0.59%	0.96%	1.13%

Portfolio turnover rate(c)	63%	49%	43%	69%	50%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$26.18	$34.35	$26.94	$22.93	$32.46

Net investment income (loss)(a)	0.09	0.04	(0.05)	0.05	0.08

Net realized and unrealized gain (loss)	3.87	(4.79)	8.52	4.93	(0.28)

Total from investment operations	3.96	(4.75)	8.47	4.98	(0.20)

Distributions to shareholders from net investment income	(0.08)	—	(0.06)	(0.08)	— (b)

Distributions to shareholders from net realized gains	(1.99)	(3.42)	(1.00)	(0.89)	(9.33)

Total distributions	(2.07)	(3.42)	(1.06)	(0.97)	(9.33)

Net asset value, end of year	$28.07	$26.18	$34.35	$26.94	$22.93

Total Return(c)	16.13%	(15.37)%	32.38%	22.26%	3.72%

Net assets, end of year (in 000’s)	$816,621	$756,801	$961,786	$776,919	$708,827

Ratio of net expenses to average net assets	1.04%	1.07%	1.11%	1.14%	1.14%

Ratio of total expenses to average net assets	1.17%	1.15%	1.17%	1.22%	1.22%

Ratio of net investment income (loss) to average net assets	0.35%	0.14%	(0.17)%	0.23%	0.36%

Portfolio turnover rate(d)	42%	63%	46%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$13.81	$19.86	$16.05	$14.05	$24.01

Net investment loss(a)	(0.05)	(0.10)	(0.16)	(0.06)	(0.07)

Net realized and unrealized gain (loss)	1.91	(2.53)	4.97	2.95	(0.56)

Total from investment operations	1.86	(2.63)	4.81	2.89	(0.63)

Distributions to shareholders from net investment income	(0.03)	—	—	—	—

Distributions to shareholders from net realized gains	(1.99)	(3.42)	(1.00)	(0.89)	(9.33)

Total distributions	(2.02)	(3.42)	(1.00)	(0.89)	(9.33)

Net asset value, end of year	$13.65	$13.81	$19.86	$16.05	$14.05

Total Return(b)	15.32%	(16.04)%	31.41%	21.37%	3.01%

Net assets, end of year (in 000’s)	$16,921	$16,518	$21,144	$16,596	$18,674

Ratio of net expenses to average net assets	1.79%	1.82%	1.86%	1.89%	1.89%

Ratio of total expenses to average net assets	1.92%	1.90%	1.92%	1.97%	1.97%

Ratio of net investment loss to average net assets	(0.40)%	(0.61)%	(0.92)%	(0.45)%	(0.41)%

Portfolio turnover rate(c)	42%	63%	46%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$31.09	$40.01	$31.19	$26.39	$35.76

Net investment income(a)	0.21	0.17	0.07	0.16	0.20

Net realized and unrealized gain (loss)	4.64	(5.67)	9.90	5.70	(0.17)

Total from investment operations	4.85	(5.50)	9.97	5.86	0.03

Distributions to shareholders from net investment income	(0.17)	—	(0.15)	(0.17)	(0.07)

Distributions to shareholders from net realized gains	(1.99)	(3.42)	(1.00)	(0.89)	(9.33)

Total distributions	(2.16)	(3.42)	(1.15)	(1.06)	(9.40)

Net asset value, end of year	$33.78	$31.09	$40.01	$31.19	$26.39

Total Return(b)	16.54%	(15.08)%	32.86%	22.71%	4.14%

Net assets, end of year (in 000’s)	$104,217	$93,741	$118,823	$64,708	$60,169

Ratio of net expenses to average net assets	0.71%	0.72%	0.74%	0.76%	0.75%

Ratio of total expenses to average net assets	0.80%	0.78%	0.80%	0.84%	0.83%

Ratio of net investment income to average net assets	0.69%	0.49%	0.20%	0.58%	0.74%

Portfolio turnover rate(c)	42%	63%	46%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Service Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$24.51	$32.41	$25.46	$21.73	$31.33

Net investment income (loss)(a)	0.05	(0.03)	(0.08)	0.03	0.06

Net realized and unrealized gain (loss)	3.60	(4.45)	8.04	4.66	(0.33)

Total from investment operations	3.65	(4.48)	7.96	4.69	(0.27)

Distributions to shareholders from net investment income	(0.04)	—	(0.01)	(0.07)	—

Distributions to shareholders from net realized gains	(1.99)	(3.42)	(1.00)	(0.89)	(9.33)

Total distributions	(2.03)	(3.42)	(1.01)	(0.96)	(9.33)

Net asset value, end of year	$26.13	$24.51	$32.41	$25.46	$21.73

Total Return(b)	15.99%	(15.50)%	32.21%	22.12%	3.57%

Net assets, end of year (in 000’s)	$960	$486	$2,151	$1,814	$1,546

Ratio of net expenses to average net assets	1.21%	1.23%	1.24%	1.26%	1.25%

Ratio of total expenses to average net assets	1.30%	1.28%	1.30%	1.34%	1.33%

Ratio of net investment income (loss) to average net assets	0.20%	(0.11)%	(0.30)%	0.13%	0.25%

Portfolio turnover rate(c)	42%	63%	46%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$26.96	$35.18	$27.56	$23.43	$32.94

Net investment income(a)	0.16	0.13	0.02	0.11	0.15

Net realized and unrealized gain (loss)	3.98	(4.93)	8.73	5.05	(0.28)

Total from investment operations	4.14	(4.80)	8.75	5.16	(0.13)

Distributions to shareholders from net investment income	(0.15)	—	(0.13)	(0.14)	(0.05)

Distributions to shareholders from net realized gains	(1.99)	(3.42)	(1.00)	(0.89)	(9.33)

Total distributions	(2.14)	(3.42)	(1.13)	(1.03)	(9.38)

Net asset value, end of year	$28.96	$26.96	$35.18	$27.56	$23.43

Total Return(b)	16.43%	(15.16)%	32.71%	22.56%	3.96%

Net assets, end of year (in 000’s)	$40,556	$36,346	$21,889	$8,703	$6,649

Ratio of net expenses to average net assets	0.79%	0.81%	0.86%	0.89%	0.89%

Ratio of total expenses to average net assets	0.92%	0.90%	0.92%	0.96%	0.97%

Ratio of net investment income to average net assets	0.61%	0.44%	0.08%	0.46%	0.60%

Portfolio turnover rate(c)	42%	63%	46%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$31.04	$39.96	$31.14	$26.35	$35.75

Net investment income(a)	0.22	0.19	0.07	0.16	0.19

Net realized and unrealized gain (loss)	4.62	(5.69)	9.90	5.69	(0.17)

Total from investment operations	4.84	(5.50)	9.97	5.85	0.02

Distributions to shareholders from net investment income	(0.17)	—	(0.15)	(0.17)	(0.09)

Distributions to shareholders from net realized gains	(1.99)	(3.42)	(1.00)	(0.89)	(9.33)

Total distributions	(2.16)	(3.42)	(1.15)	(1.06)	(9.42)

Net asset value, end of year	$33.72	$31.04	$39.96	$31.14	$26.35

Total Return(b)	16.55%	(15.07)%	32.92%	22.71%	4.12%

Net assets, end of year (in 000’s)	$88,467	$78,897	$8,707	$2,454	$2,313

Ratio of net expenses to average net assets	0.70%	0.70%	0.73%	0.75%	0.74%

Ratio of total expenses to average net assets	0.79%	0.77%	0.78%	0.83%	0.83%

Ratio of net investment income to average net assets	0.70%	0.56%	0.21%	0.59%	0.75%

Portfolio turnover rate(c)	42%	63%	46%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$24.29	$32.19	$25.32	$21.63	$31.26

Net investment income (loss)(a)	0.02	(0.03)	(0.12)	— (b)	0.02

Net realized and unrealized gain (loss)	3.57	(4.45)	8.01	4.62	(0.32)

Total from investment operations	3.59	(4.48)	7.89	4.62	(0.30)

Distributions to shareholders from net investment income	(0.03)	—	(0.02)	(0.04)	—

Distributions to shareholders from net realized gains	(1.99)	(3.42)	(1.00)	(0.89)	(9.33)

Total distributions	(2.02)	(3.42)	(1.02)	(0.93)	(9.33)

Net asset value, end of year	$25.86	$24.29	$32.19	$25.32	$21.63

Total Return(c)	15.85%	(15.58)%	32.09%	21.90%	3.47%

Net assets, end of year (in 000’s)	$8,577	$8,186	$12,608	$10,097	$8,559

Ratio of net expenses to average net assets	1.29%	1.32%	1.36%	1.39%	1.39%

Ratio of total expenses to average net assets	1.42%	1.40%	1.42%	1.47%	1.47%

Ratio of net investment income (loss) to average net assets	0.10%	(0.12)%	(0.42)%	0.01%	0.11%

Portfolio turnover rate(d)	42%	63%	46%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$31.03	$39.94	$31.13	$26.34	$35.74

Net investment income(a)	0.22	0.18	0.07	0.16	0.20

Net realized and unrealized gain (loss)	4.62	(5.67)	9.89	5.69	(0.18)

Total from investment operations	4.84	(5.49)	9.96	5.85	0.02

Distributions to shareholders from net investment income	(0.17)	—	(0.15)	(0.17)	(0.09)

Distributions to shareholders from net realized gains	(1.99)	(3.42)	(1.00)	(0.89)	(9.33)

Total distributions	(2.16)	(3.42)	(1.15)	(1.06)	(9.42)

Net asset value, end of year	$33.71	$31.03	$39.94	$31.13	$26.34

Total Return(b)	16.56%	(15.08)%	32.90%	22.73%	4.13%

Net assets, end of year (in 000’s)	$120,003	$109,347	$132,700	$95,182	$85,422

Ratio of net expenses to average net assets	0.70%	0.71%	0.73%	0.75%	0.74%

Ratio of total expenses to average net assets	0.79%	0.77%	0.79%	0.83%	0.82%

Ratio of net investment income to average net assets	0.70%	0.50%	0.21%	0.59%	0.75%

Portfolio turnover rate(c)	42%	63%	46%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$11.03	$18.20	$17.14	$18.14	$23.42

Net investment loss(a)	(0.05)	(0.10)	(0.15)	(0.10)	(0.09)

Net realized and unrealized gain (loss)	0.86	(3.93)	5.26	4.13	0.69

Total from investment operations	0.81	(4.03)	5.11	4.03	0.60

Distributions to shareholders from net realized gains	(1.00)	(3.14)	(4.05)	(5.03)	(5.88)

Net asset value, end of year	$10.84	$11.03	$18.20	$17.14	$18.14

Total Return(b)	7.76%	(25.93)%	33.85%	28.84%	8.00%

Net assets, end of year (in 000’s)	$244,602	$262,404	$404,921	$347,644	$331,433

Ratio of net expenses to average net assets	1.19%	1.24%	1.24%	1.25%	1.27%

Ratio of total expenses to average net assets	1.39%	1.37%	1.37%	1.41%	1.39%

Ratio of net investment loss to average net assets	(0.51)%	(0.73)%	(0.87)%	(0.64)%	(0.51)%

Portfolio turnover rate(c)	43%	50%	57%	65%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data*

Net asset value, beginning of year	$17.15	$102.96	$162.72	$243.84	$386.64

Net investment loss(a)	(0.21)	(0.48)	(1.68)	(2.16)	(3.12)

Net realized and unrealized gain (loss)	1.37	(9.97)	39.12	41.76	1.44

Total from investment operations	1.16	(10.45)	37.44	39.60	(1.68)

Distributions to shareholders from net realized gains	(1.00)	(75.36)	(97.20)	(120.72)	(141.12)

Net asset value, end of year	$17.31	$17.15	$102.96	$162.72	$243.84

Total Return(b)	7.00%	(26.40)%	32.89%	27.86%	7.24%

Net assets, end of year (in 000’s)	$10,235	$13,261	$23,337	$28,894	$40,072

Ratio of net expenses to average net assets	1.94%	1.99%	1.99%	2.00%	2.02%

Ratio of total expenses to average net assets	2.14%	2.12%	2.12%	2.16%	2.14%

Ratio of net investment loss to average net assets	(1.26)%	(1.48)%	(1.62)%	(1.38)%	(1.25)%

Portfolio turnover rate(c)	43%	50%	57%	65%	69%

*	On June 10, 2022, the Fund’s Class C Shares affected a 24-for-1 reverse share split. All per share data prior to June 10, 2022 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$17.37	$26.68	$23.41	$22.93	$27.78

Net investment loss(a)	(0.03)	(0.08)	(0.13)	(0.06)	(0.04)

Net realized and unrealized gain (loss)	1.39	(6.09)	7.45	5.57	1.07

Total from investment operations	1.36	(6.17)	7.32	5.51	1.03

Distributions to shareholders from net realized gains	(1.00)	(3.14)	(4.05)	(5.03)	(5.88)

Net asset value, end of year	$17.73	$17.37	$26.68	$23.41	$22.93

Total Return(b)	8.11%	(25.69)%	34.27%	29.33%	8.34%

Net assets, end of year (in 000’s)	$275,045	$313,137	$478,127	$442,693	$491,659

Ratio of net expenses to average net assets	0.87%	0.90%	0.90%	0.91%	0.93%

Ratio of total expenses to average net assets	1.02%	1.00%	1.00%	1.03%	1.00%

Ratio of net investment loss to average net assets	(0.20)%	(0.39)%	(0.53)%	(0.29)%	(0.17)%

Portfolio turnover rate(c)	43%	50%	57%	65%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Service Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.36	$15.97	$15.50	$16.89	$22.29

Net investment loss(a)	(0.06)	(0.10)	(0.16)	(0.11)	(0.11)

Net realized and unrealized gain (loss)	0.73	(3.37)	4.68	3.75	0.59

Total from investment operations	0.67	(3.47)	4.52	3.64	0.48

Distributions to shareholders from net realized gains	(1.00)	(3.14)	(4.05)	(5.03)	(5.88)

Net asset value, end of year	$9.03	$9.36	$15.97	$15.50	$16.89

Total Return(b)	7.64%	(26.06)%	33.59%	28.64%	7.82%

Net assets, end of year (in 000’s)	$21,916	$21,107	$33,114	$27,723	$27,094

Ratio of net expenses to average net assets	1.37%	1.40%	1.40%	1.41%	1.43%

Ratio of total expenses to average net assets	1.52%	1.50%	1.50%	1.53%	1.51%

Ratio of net investment loss to average net assets	(0.70)%	(0.90)%	(1.03)%	(0.79)%	(0.67)%

Portfolio turnover rate(c)	43%	50%	57%	65%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$12.84	$20.61	$18.90	$19.47	$24.59

Net investment loss(a)	(0.03)	(0.07)	(0.12)	(0.07)	(0.05)

Net realized and unrealized gain (loss)	1.02	(4.56)	5.88	4.53	0.81

Total from investment operations	0.99	(4.63)	5.76	4.46	0.76

Distributions to shareholders from net realized gains	(1.00)	(3.14)	(4.05)	(5.03)	(5.88)

Net asset value, end of year	$12.83	$12.84	$20.61	$18.90	$19.47

Total Return(b)	8.09%	(25.79)%	34.19%	29.15%	8.33%

Net assets, end of year (in 000’s)	$69,632	$70,759	$105,878	$81,928	$77,012

Ratio of net expenses to average net assets	0.93%	0.99%	0.99%	1.00%	1.01%

Ratio of total expenses to average net assets	1.14%	1.12%	1.12%	1.16%	1.15%

Ratio of net investment loss to average net assets	(0.26)%	(0.48)%	(0.62)%	(0.39)%	(0.25)%

Portfolio turnover rate(c)	43%	50%	57%	65%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$17.40	$26.72	$23.44	$22.95	$27.80

Net investment loss(a)	(0.03)	(0.08)	(0.13)	(0.06)	(0.04)

Net realized and unrealized gain (loss)	1.39	(6.10)	7.46	5.58	1.07

Total from investment operations	1.36	(6.18)	7.33	5.52	1.03

Distributions to shareholders from net realized gains	(1.00)	(3.14)	(4.05)	(5.03)	(5.88)

Net asset value, end of year	$17.76	$17.40	$26.72	$23.44	$22.95

Total Return(b)	8.10%	(25.69)%	34.27%	29.35%	8.35%

Net assets, end of year (in 000’s)	$192,601	$199,472	$283,233	$211,480	$181,988

Ratio of net expenses to average net assets	0.86%	0.89%	0.89%	0.90%	0.92%

Ratio of total expenses to average net assets	1.01%	0.99%	0.99%	1.02%	1.00%

Ratio of net investment loss to average net assets	(0.18)%	(0.38)%	(0.53)%	(0.28)%	(0.16)%

Portfolio turnover rate(c)	43%	50%	57%	65%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.37	$15.99	$15.53	$16.92	$22.33

Net investment loss(a)	(0.07)	(0.11)	(0.17)	(0.12)	(0.13)

Net realized and unrealized gain (loss)	0.73	(3.37)	4.68	3.76	0.60

Total from investment operations	0.66	(3.48)	4.51	3.64	0.47

Distributions to shareholders from net realized gains	(1.00)	(3.14)	(4.05)	(5.03)	(5.88)

Net asset value, end of year	$9.03	$9.37	$15.99	$15.53	$16.92

Total Return(b)	7.53%	(26.10)%	33.44%	28.58%	7.75%

Net assets, end of year (in 000’s)	$31,403	$33,397	$54,987	$48,780	$45,005

Ratio of net expenses to average net assets	1.43%	1.49%	1.49%	1.50%	1.51%

Ratio of total expenses to average net assets	1.64%	1.62%	1.62%	1.66%	1.64%

Ratio of net investment loss to average net assets	(0.76)%	(0.98)%	(1.12)%	(0.89)%	(0.76)%

Portfolio turnover rate(c)	43%	50%	57%	65%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$17.41	$26.74	$23.45	$22.96	$27.80

Net investment loss(a)	(0.03)	(0.08)	(0.13)	(0.06)	(0.04)

Net realized and unrealized gain (loss)	1.40	(6.11)	7.47	5.58	1.08

Total from investment operations	1.37	(6.19)	7.34	5.52	1.04

Distributions to shareholders from net realized gains	(1.00)	(3.14)	(4.05)	(5.03)	(5.88)

Net asset value, end of year	$17.78	$17.41	$26.74	$23.45	$22.96

Total Return(b)	8.15%	(25.68)%	34.26%	29.34%	8.38%

Net assets, end of year (in 000’s)	$43,066	$50,932	$90,649	$69,989	$69,893

Ratio of net expenses to average net assets	0.86%	0.89%	0.89%	0.90%	0.92%

Ratio of total expenses to average net assets	1.01%	0.99%	0.99%	1.02%	1.00%

Ratio of net investment loss to average net assets	(0.19)%	(0.40)%	(0.53)%	(0.28)%	(0.16)%

Portfolio turnover rate(c)	43%	50%	57%	65%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class A Shares
	Year Ended August 31,					Period Ended August 31, 2020(a)
	2023	2022		2021
Per Share Data

Net asset value, beginning of period	$11.16	$16.89		$12.81		$10.00

Net investment loss(b)	(0.10)	(0.10	)(c)	(0.16	)(d)	(0.09)

Net realized and unrealized gain (loss)	0.95	(4.04)		5.36		2.92

Total from investment operations	0.85	(4.14)		5.20		2.83

Distributions to shareholders from net investment income	—	—		(0.02)		(0.02)

Distributions to shareholders from net realized gains	—	(1.59)		(1.10)		—

Total distributions	—	(1.59)		(1.12)		(0.02)

Net asset value, end of period	$12.01	$11.16		$16.89		$12.81

Total Return(e)	7.62%	(26.55)%		41.87%		28.30%

Net assets, end of period (in 000’s)	$561	$451		$669		$175

Ratio of net expenses to average net assets	1.24%	1.28%		1.28%		1.30	%(f)

Ratio of total expenses to average net assets	2.09%	2.16%		3.50%		8.30	%(f)

Ratio of net investment loss to average net assets	(0.85)%	(0.74	)%(c)	(1.01)%		(0.94	)%(f)

Portfolio turnover rate(g)	87%	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class C Shares
	Year Ended August 31,					Period Ended August 31, 2020(a)
	2023	2022		2021
Per Share Data

Net asset value, beginning of period	$10.93	$16.69		$12.74		$10.00

Net investment loss(b)	(0.17)	(0.20	)(c)	(0.27	)(d)	(0.15)

Net realized and unrealized gain (loss)	0.91	(3.97)		5.32		2.89

Total from investment operations	0.74	(4.17)		5.05		2.74

Distributions to shareholders from net investment income	—	—		—		—	(e)

Distributions to shareholders from net realized gains	—	(1.59)		(1.10)		—

Total distributions	—	(1.59)		(1.10)		—	(e)

Net asset value, end of period	$11.67	$10.93		$16.69		$12.74

Total Return(f)	6.77%	(27.08)%		40.86%		27.44%

Net assets, end of period (in 000’s)	$112	$72		$119		$91

Ratio of net expenses to average net assets	2.00%	2.03%		2.03%		2.06	%(g)

Ratio of total expenses to average net assets	2.84%	2.92%		4.09%		9.80	%(g)

Ratio of net investment loss to average net assets	(1.58)%	(1.48	)%(c)	(1.78)%		(1.70	)%(g)

Portfolio turnover rate(h)	87%	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Institutional Shares
	Year Ended August 31,					Period Ended August 31, 2020(a)
	2023	2022		2021
Per Share Data

Net asset value, beginning of period	$11.28	$16.98		$12.84		$10.00

Net investment loss(b)	(0.06)	(0.04	)(c)	(0.10	)(d)	(0.05)

Net realized and unrealized gain (loss)	0.95	(4.07)		5.37		2.91

Total from investment operations	0.89	(4.11)		5.27		2.86

Distributions to shareholders from net investment income	—	—		(0.03)		(0.02)

Distributions to shareholders from net realized gains	—	(1.59)		(1.10)		—

Total distributions	—	(1.59)		(1.13)		(0.02)

Net asset value, end of period	$12.17	$11.28		$16.98		$12.84

Total Return(e)	7.89%	(26.21)%		42.36%		28.68%

Net assets, end of period (in 000’s)	$22,012	$18,661		$14,313		$10,516

Ratio of net expenses to average net assets	0.91%	0.91%		0.91%		0.93	%(f)

Ratio of total expenses to average net assets	1.73%	1.75%		2.93%		8.24	%(f)

Ratio of net investment loss to average net assets	(0.49)%	(0.34	)%(c)	(0.66)%		(0.58	)%(f)

Portfolio turnover rate(g)	87%	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Investor Shares
	Year Ended August 31,					Period Ended August 31, 2020(a)
	2023	2022		2021
Per Share Data

Net asset value, beginning of period	$11.24	$16.96		$12.83		$10.00

Net investment loss(b)	(0.08)	(0.06	)(c)	(0.12	)(d)	(0.06)

Net realized and unrealized gain (loss)	0.97	(4.07)		5.37		2.91

Total from investment operations	0.89	(4.13)		5.25		2.85

Distributions to shareholders from net investment income	—	—		(0.02)		(0.02)

Distributions to shareholders from net realized gains	—	(1.59)		(1.10)		—

Total distributions	—	(1.59)		(1.12)		(0.02)

Net asset value, end of period	$12.13	$11.24		$16.96		$12.83

Total Return(e)	7.92%	(26.37)%		42.21%		28.55%

Net assets, end of period (in 000’s)	$5,116	$67		$91		$64

Ratio of net expenses to average net assets	0.98%	1.03%		1.03%		1.06	%(f)

Ratio of total expenses to average net assets	1.77%	1.90%		3.13%		9.22	%(f)

Ratio of net investment loss to average net assets	(0.63)%	(0.48	)%(c)	(0.78)%		(0.69	)%(f)

Portfolio turnover rate(g)	87%	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class R6 Shares
	Year Ended August 31,					Period Ended August 31, 2020(a)
	2023	2022		2021
Per Share Data

Net asset value, beginning of period	$11.28	$16.99		$12.84		$10.00

Net investment loss(b)	(0.06)	(0.05	)(c)	(0.10	)(d)	(0.05)

Net realized and unrealized gain (loss)	0.96	(4.07)		5.38		2.91

Total from investment operations	0.90	(4.12)		5.28		2.86

Distributions to shareholders from net investment income	—	—		(0.03)		(0.02)

Distributions to shareholders from net realized gains	—	(1.59)		(1.10)		—

Total distributions	—	(1.59)		(1.13)		(0.02)

Net asset value, end of period	$12.18	$11.28		$16.99		$12.84

Total Return(e)	7.98%	(26.25)%		42.44%		28.68%

Net assets, end of period (in 000’s)	$80	$68		$92		$64

Ratio of net expenses to average net assets	0.90%	0.90%		0.90%		0.93	%(f)

Ratio of total expenses to average net assets	1.72%	1.77%		3.00%		9.08	%(f)

Ratio of net investment loss to average net assets	(0.49)%	(0.35	)%(c)	(0.65)%		(0.55	)%(f)

Portfolio turnover rate(g)	87%	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class P Shares
	Year Ended August 31,					Period Ended August 31, 2020(a)
	2023	2022		2021
Per Share Data

Net asset value, beginning of period	$11.27	$16.98		$12.84		$10.00

Net investment loss(b)	(0.06)	(0.04	)(c)	(0.10	)(d)	(0.05)

Net realized and unrealized gain (loss)	0.96	(4.08)		5.37		2.91

Total from investment operations	0.90	(4.12)		5.27		2.86

Distributions to shareholders from net investment income	—	—		(0.03)		(0.02)

Distributions to shareholders from net realized gains	—	(1.59)		(1.10)		—

Total distributions	—	(1.59)		(1.13)		(0.02)

Net asset value, end of period	$12.17	$11.27		$16.98		$12.84

Total Return(e)	7.99%	(26.27)%		42.38%		28.68%

Net assets, end of period (in 000’s)	$12,859	$11,540		$5,349		$2,831

Ratio of net expenses to average net assets	0.90%	0.90%		0.90%		0.90	%(f)

Ratio of total expenses to average net assets	1.72%	1.75%		3.00%		6.73	%(f)

Ratio of net investment loss to average net assets	(0.49)%	(0.35	)%(c)	(0.64)%		(0.55	)%(f)

Portfolio turnover rate(g)	87%	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$17.06	$28.31	$23.56	$20.53	$23.94

Net investment loss(a)	(0.12)	(0.17)	(0.25)	(0.15)	(0.12	)(b)

Net realized and unrealized gain (loss)	1.10	(7.31)	8.84	6.20	0.36

Total from investment operations	0.98	(7.48)	8.59	6.05	0.24

Distributions to shareholders from net realized gains	—	(3.74)	(3.84)	(3.02)	(3.65)

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	—	(3.77)	(3.84)	(3.02)	(3.65)

Net asset value, end of year	$18.04	$17.06	$28.31	$23.56	$20.53

Total Return(c)	5.74%	(29.64)%	39.05%	33.09%	4.33%

Net assets, end of year (in 000’s)	$255,118	$276,714	$470,941	$309,715	$295,072

Ratio of net expenses to average net assets	1.26%	1.22%	1.21%	1.27%	1.26%

Ratio of total expenses to average net assets	1.30%	1.27%	1.26%	1.32%	1.32%

Ratio of net investment loss to average net assets	(0.70)%	(0.79)%	(0.94)%	(0.74)%	(0.59	)%(b)

Portfolio turnover rate(d)	62%	65%	60%	76%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$11.98	$21.23	$18.59	$16.90	$20.60

Net investment loss(a)	(0.18)	(0.24)	(0.34)	(0.25)	(0.22	)(b)

Net realized and unrealized gain (loss)	0.77	(5.24)	6.82	4.96	0.17

Total from investment operations	0.59	(5.48)	6.48	4.71	(0.05)

Distributions to shareholders from net realized gains	—	(3.74)	(3.84)	(3.02)	(3.65)

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	—	(3.77)	(3.84)	(3.02)	(3.65)

Net asset value, end of year	$12.57	$11.98	$21.23	$18.59	$16.90

Total Return(c)	4.92%	(30.18)%	38.00%	32.18%	3.50%

Net assets, end of year (in 000’s)	$59,508	$76,089	$145,721	$153,835	$166,172

Ratio of net expenses to average net assets	2.01%	1.97%	1.96%	2.02%	2.01%

Ratio of total expenses to average net assets	2.05%	2.02%	2.01%	2.08%	2.07%

Ratio of net investment loss to average net assets	(1.45)%	(1.54)%	(1.69)%	(1.55)%	(1.35	)%(b)

Portfolio turnover rate(d)	62%	65%	60%	76%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$19.68	$31.94	$26.09	$22.36	$25.63

Net investment loss(a)	(0.07)	(0.11)	(0.18)	(0.09)	(0.06	)(b)

Net realized and unrealized gain (loss)	1.27	(8.38)	9.87	6.84	0.44

Total from investment operations	1.20	(8.49)	9.69	6.75	0.38

Distributions to shareholders from net realized gains	—	(3.74)	(3.84)	(3.02)	(3.65)

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	—	(3.77)	(3.84)	(3.02)	(3.65)

Net asset value, end of year	$20.88	$19.68	$31.94	$26.09	$22.36

Total Return(c)	6.10%	(29.42)%	39.51%	33.55%	4.62%

Net assets, end of year (in 000’s)	$759,588	$824,359	$1,303,226	$921,412	$853,375

Ratio of net expenses to average net assets	0.93%	0.90%	0.89%	0.94%	0.93%

Ratio of total expenses to average net assets	0.93%	0.90%	0.89%	0.95%	0.93%

Ratio of net investment loss to average net assets	(0.37)%	(0.47)%	(0.63)%	(0.39)%	(0.26	)%(b)

Portfolio turnover rate(d)	62%	65%	60%	76%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Service Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$16.05	$26.92	$22.60	$19.84	$23.32

Net investment loss(a)	(0.14)	(0.27)	(0.27)	(0.18)	(0.15	)(b)

Net realized and unrealized gain (loss)	1.03	(6.83)	8.43	5.96	0.32

Total from investment operations	0.89	(7.10)	8.16	5.78	0.17

Distributions to shareholders from net realized gains	—	(3.74)	(3.84)	(3.02)	(3.65)

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	—	(3.77)	(3.84)	(3.02)	(3.65)

Net asset value, end of year	$16.94	$16.05	$26.92	$22.60	$19.84

Total Return(c)	5.55%	(29.78)%	38.78%	32.87%	4.13%

Net assets, end of year (in 000’s)	$1,206	$1,267	$22,781	$32,215	$18,395

Ratio of net expenses to average net assets	1.43%	1.39%	1.39%	1.44%	1.43%

Ratio of total expenses to average net assets	1.43%	1.39%	1.40%	1.45%	1.44%

Ratio of net investment loss to average net assets	(0.87)%	(1.10)%	(1.12)%	(0.92)%	(0.75	)%(b)

Portfolio turnover rate(d)	62%	65%	60%	76%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$18.53	$30.33	$24.96	$21.53	$24.85

Net investment loss(a)	(0.09)	(0.13)	(0.19)	(0.10)	(0.07	)(b)

Net realized and unrealized gain (loss)	1.20	(7.90)	9.40	6.55	0.40

Total from investment operations	1.11	(8.03)	9.21	6.45	0.33

Distributions to shareholders from net realized gains	—	(3.74)	(3.84)	(3.02)	(3.65)

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	—	(3.77)	(3.84)	(3.02)	(3.65)

Net asset value, end of year	$19.64	$18.53	$30.33	$24.96	$21.53

Total Return(c)	5.99%	(29.47)%	39.37%	33.44%	4.57%

Net assets, end of year (in 000’s)	$344,304	$428,149	$815,104	$495,629	$409,019

Ratio of net expenses to average net assets	1.01%	0.97%	0.96%	1.02%	1.01%

Ratio of total expenses to average net assets	1.05%	1.02%	1.01%	1.07%	1.07%

Ratio of net investment loss to average net assets	(0.45)%	(0.55)%	(0.69)%	(0.47)%	(0.34	)%(b)

Portfolio turnover rate(d)	62%	65%	60%	76%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$19.71	$31.98	$26.12	$22.38	$25.64

Net investment loss(a)	(0.07)	(0.10)	(0.18)	(0.08)	(0.05	)(b)

Net realized and unrealized gain (loss)	1.27	(8.40)	9.88	6.84	0.44

Total from investment operations	1.20	(8.50)	9.70	6.76	0.39

Distributions to shareholders from net realized gains	—	(3.74)	(3.84)	(3.02)	(3.65)

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	—	(3.77)	(3.84)	(3.02)	(3.65)

Net asset value, end of year	$20.91	$19.71	$31.98	$26.12	$22.38

Total Return(c)	6.09%	(29.41)%	39.51%	33.56%	4.67%

Net assets, end of year (in 000’s)	$150,699	$156,599	$139,453	$73,863	$54,916

Ratio of net expenses to average net assets	0.92%	0.89%	0.88%	0.93%	0.92%

Ratio of total expenses to average net assets	0.92%	0.89%	0.88%	0.94%	0.93%

Ratio of net investment loss to average net assets	(0.36)%	(0.43)%	(0.61)%	(0.38)%	(0.23	)%(b)

Portfolio turnover rate(d)	62%	65%	60%	76%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.68	$26.41	$22.24	$19.58	$23.08

Net investment loss(a)	(0.15)	(0.20)	(0.29)	(0.19)	(0.16	)(b)

Net realized and unrealized gain (loss)	1.01	(6.76)	8.30	5.87	0.31

Total from investment operations	0.86	(6.96)	8.01	5.68	0.15

Distributions to shareholders from net realized gains	—	(3.74)	(3.84)	(3.02)	(3.65)

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	—	(3.77)	(3.84)	(3.02)	(3.65)

Net asset value, end of year	$16.54	$15.68	$26.41	$22.24	$19.58

Total Return(c)	5.48%	(29.82)%	38.72%	32.78%	4.07%

Net assets, end of year (in 000’s)	$8,576	$9,301	$14,818	$13,209	$15,856

Ratio of net expenses to average net assets	1.51%	1.47%	1.46%	1.52%	1.51%

Ratio of total expenses to average net assets	1.55%	1.52%	1.51%	1.57%	1.57%

Ratio of net investment loss to average net assets	(0.95)%	(1.04)%	(1.20)%	(1.00)%	(0.85	)%(b)

Portfolio turnover rate(d)	62%	65%	60%	76%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$19.71	$31.98	$26.12	$22.38	$25.64

Net investment loss(a)	(0.07)	(0.11)	(0.18)	(0.08)	(0.05	)(b)

Net realized and unrealized gain (loss)	1.27	(8.39)	9.88	6.84	0.44

Total from investment operations	1.20	(8.50)	9.70	6.76	0.39

Distributions to shareholders from net realized gains	—	(3.74)	(3.84)	(3.02)	(3.65)

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	—	(3.77)	(3.84)	(3.02)	(3.65)

Net asset value, end of year	$20.91	$19.71	$31.98	$26.12	$22.38

Total Return(c)	6.09%	(29.41)%	39.51%	33.56%	4.67%

Net assets, end of year (in 000’s)	$323,206	$345,549	$601,794	$285,307	$188,657

Ratio of net expenses to average net assets	0.92%	0.89%	0.88%	0.93%	0.92%

Ratio of total expenses to average net assets	0.92%	0.89%	0.88%	0.94%	0.92%

Ratio of net investment loss to average net assets	(0.36)%	(0.46)%	(0.61)%	(0.38)%	(0.25	)%(b)

Portfolio turnover rate(d)	62%	65%	60%	76%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$8.06	$12.32	$11.24	$9.25	$13.83

Net investment loss(a)	(0.03)	(0.06)	(0.07)	(0.03)	(0.01)

Net realized and unrealized gain (loss)	1.58	(2.69)	2.92	3.58	(0.30)

Total from investment operations	1.55	(2.75)	2.85	3.55	(0.31)

Distributions to shareholders from net realized gains	(0.98)	(1.51)	(1.77)	(1.56)	(4.27)

Net asset value, end of year	$8.63	$8.06	$12.32	$11.24	$9.25

Total Return(b)	22.18%	(25.42)%	29.11%	43.98%	2.86%

Net assets, end of year (in 000’s)	$35,059	$33,996	$63,591	$36,688	$28,311

Ratio of net expenses to average net assets	1.06%	1.11%	1.12%	1.14%	1.14%

Ratio of total expenses to average net assets	1.36%	1.29%	1.30%	1.35%	1.40%

Ratio of net investment loss to average net assets	(0.34)%	(0.63)%	(0.60)%	(0.35)%	(0.07)%

Portfolio turnover rate(c)	33%	24%	31%	39%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$10.67	$18.96	$19.89	$18.27	$32.43

Net investment loss(a)	(0.11)	(0.21)	(0.24)	(0.21)	(0.18)

Net realized and unrealized gain (loss)	2.15	(3.55)	4.62	6.51	(1.17)

Total from investment operations	2.04	(3.76)	4.38	6.30	(1.35)

Distributions to shareholders from net realized gains	(0.98)	(4.53)	(5.31)	(4.68)	(12.81)

Net asset value, end of year	$11.73	$10.67	$18.96	$19.89	$18.27

Total Return(b)	21.30%	(25.97)%	28.22%	42.88%	2.07%

Net assets, end of year (in 000’s)	$2,353	$2,153	$3,901	$4,522	$4,142

Ratio of net expenses to average net assets	1.81%	1.86%	1.87%	1.89%	1.89%

Ratio of total expenses to average net assets	2.11%	2.04%	2.05%	2.11%	2.14%

Ratio of net investment loss to average net assets	(1.09)%	(1.37)%	(1.34)%	(1.25)%	(0.83)%

Portfolio turnover rate(c)	33%	24%	31%	39%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.72	$14.50	$12.88	$10.39	$14.92

Net investment income (loss)(a)	— (b)	(0.03)	(0.03)	0.01	0.03

Net realized and unrealized gain (loss)	1.95	(3.24)	3.42	4.07	(0.26)

Total from investment operations	1.95	(3.27)	3.39	4.08	(0.23)

Distributions to shareholders from net investment income	—	—	— (b)	(0.03)	(0.03)

Distributions to shareholders from net realized gains	(0.98)	(1.51)	(1.77)	(1.56)	(4.27)

Total distributions	(0.98)	(1.51)	(1.77)	(1.59)	(4.30)

Net asset value, end of year	$10.69	$9.72	$14.50	$12.88	$10.39

Total Return(c)	22.54%	(25.16)%	29.65%	44.36%	3.31%

Net assets, end of year (in 000’s)	$40,849	$39,300	$62,894	$60,474	$52,461

Ratio of net expenses to average net assets	0.76%	0.75%	0.75%	0.76%	0.75%

Ratio of total expenses to average net assets	1.00%	0.92%	0.93%	0.98%	1.00%

Ratio of net investment income (loss) to average net assets	(0.03)%	(0.25)%	(0.23)%	0.10%	0.32%

Portfolio turnover rate(d)	33%	24%	31%	39%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$7.78	$11.97	$10.97	$9.08	$13.67

Net investment loss(a)	(0.04)	(0.07)	(0.08)	(0.04)	(0.01)

Net realized and unrealized gain (loss)	1.51	(2.61)	2.85	3.49	(0.31)

Total from investment operations	1.47	(2.68)	2.77	3.45	(0.32)

Distributions to shareholders from net realized gains	(0.98)	(1.51)	(1.77)	(1.56)	(4.27)

Net asset value, end of year	$8.27	$7.78	$11.97	$10.97	$9.08

Total Return(b)	21.93%	(25.59)%	29.09%	43.67%	2.79%

Net assets, end of year (in 000’s)	$990	$536	$623	$505	$622

Ratio of net expenses to average net assets	1.26%	1.25%	1.25%	1.26%	1.25%

Ratio of total expenses to average net assets	1.49%	1.42%	1.43%	1.53%	1.53%

Ratio of net investment loss to average net assets	(0.53)%	(0.75)%	(0.72)%	(0.47)%	(0.14)%

Portfolio turnover rate(c)	33%	24%	31%	39%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.65	$14.41	$12.83	$10.34	$14.89

Net investment income (loss)(a)	(0.01)	(0.04)	(0.04)	(0.01)	0.02

Net realized and unrealized gain (loss)	1.94	(3.21)	3.39	4.07	(0.27)

Total from investment operations	1.93	(3.25)	3.35	4.06	(0.25)

Distributions to shareholders from net investment income	—	—	—	(0.01)	(0.03)

Distributions to shareholders from net realized gains	(0.98)	(1.51)	(1.77)	(1.56)	(4.27)

Total distributions	(0.98)	(1.51)	(1.77)	(1.57)	(4.30)

Net asset value, end of year	$10.60	$9.65	$14.41	$12.83	$10.34

Total Return(b)	22.50%	(25.18)%	29.42%	44.28%	3.14%

Net assets, end of year (in 000’s)	$5,364	$3,304	$3,232	$2,758	$1,533

Ratio of net expenses to average net assets	0.81%	0.86%	0.87%	0.89%	0.89%

Ratio of total expenses to average net assets	1.10%	1.04%	1.05%	1.06%	1.14%

Ratio of net investment income (loss) to average net assets	(0.07)%	(0.34)%	(0.35)%	(0.09)%	0.16%

Portfolio turnover rate(c)	33%	24%	31%	39%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.70	$14.46	$12.86	$10.37	$14.91

Net investment income (loss)(a)	— (b)	(0.02)	(0.03)	0.01	0.04

Net realized and unrealized gain (loss)	1.94	(3.23)	3.40	4.07	(0.27)

Total from investment operations	1.94	(3.25)	3.37	4.08	(0.23)

Distributions to shareholders from net investment income	—	—	— (b)	(0.03)	(0.04)

Distributions to shareholders from net realized gains	(0.98)	(1.51)	(1.77)	(1.56)	(4.27)

Total distributions	(0.98)	(1.51)	(1.77)	(1.59)	(4.31)

Net asset value, end of year	$10.66	$9.70	$14.46	$12.86	$10.37

Total Return(c)	22.48%	(25.09)%	29.57%	44.49%	3.33%

Net assets, end of year (in 000’s)	$4,197	$3,846	$789	$509	$477

Ratio of net expenses to average net assets	0.75%	0.74%	0.74%	0.75%	0.74%

Ratio of total expenses to average net assets	0.99%	0.92%	0.92%	0.99%	1.03%

Ratio of net investment income (loss) to average net assets	(0.03)%	(0.18)%	(0.22)%	0.10%	0.40%

Portfolio turnover rate(d)	33%	24%	31%	39%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$7.47	$11.55	$10.67	$8.88	$13.49

Net investment loss(a)	(0.04)	(0.08)	(0.09)	(0.06)	(0.03)

Net realized and unrealized gain (loss)	1.44	(2.49)	2.74	3.41	(0.31)

Total from investment operations	1.40	(2.57)	2.65	3.35	(0.34)

Distributions to shareholders from net realized gains	(0.98)	(1.51)	(1.77)	(1.56)	(4.27)

Net asset value, end of year	$7.89	$7.47	$11.55	$10.67	$8.88

Total Return(b)	21.92%	(25.57)%	28.74%	43.52%	2.67%

Net assets, end of year (in 000’s)	$205	$170	$213	$66	$292

Ratio of net expenses to average net assets	1.31%	1.36%	1.37%	1.40%	1.39%

Ratio of total expenses to average net assets	1.61%	1.54%	1.55%	1.75%	1.65%

Ratio of net investment loss to average net assets	(0.59)%	(0.85)%	(0.85)%	(0.66)%	(0.31)%

Portfolio turnover rate(c)	33%	24%	31%	39%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.68	$14.44	$12.84	$10.35	$14.90

Net investment income (loss)(a)	— (b)	(0.03)	(0.03)	0.01	0.04

Net realized and unrealized gain (loss)	1.94	(3.22)	3.40	4.07	(0.28)

Total from investment operations	1.94	(3.25)	3.37	4.08	(0.24)

Distributions to shareholders from net investment income	—	—	— (b)	(0.03)	(0.04)

Distributions to shareholders from net realized gains	(0.98)	(1.51)	(1.77)	(1.56)	(4.27)

Total distributions	(0.98)	(1.51)	(1.77)	(1.59)	(4.31)

Net asset value, end of year	$10.64	$9.68	$14.44	$12.84	$10.35

Total Return(c)	22.53%	(25.12)%	29.61%	44.56%	3.26%

Net assets, end of year (in 000’s)	$59,587	$60,603	$90,823	$78,539	$73,132

Ratio of net expenses to average net assets	0.75%	0.74%	0.74%	0.75%	0.74%

Ratio of total expenses to average net assets	0.99%	0.91%	0.92%	0.98%	0.99%

Ratio of net investment income (loss) to average net assets	(0.02)%	(0.24)%	(0.22)%	0.12%	0.32%

Portfolio turnover rate(d)	33%	24%	31%	39%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$20.84	$35.07	$29.76	$23.17	$27.91

Net investment loss(a)	(0.09)	(0.18)	(0.22)	(0.13)	(0.12)

Net realized and unrealized gain (loss)	3.45	(8.75)	8.18	10.43	0.44

Total from investment operations	3.36	(8.93)	7.96	10.30	0.32

Distributions to shareholders from net realized gains	(3.99)	(5.30)	(2.65)	(3.71)	(5.06)

Net asset value, end of year	$20.21	$20.84	$35.07	$29.76	$23.17

Total Return(b)	22.04%	(29.60)%	29.05%	51.05%	4.73%

Net assets, end of year (in 000’s)	$348,621	$324,628	$503,553	$429,267	$305,666

Ratio of net expenses to average net assets	1.22%	1.25%	1.26%	1.28%	1.34%

Ratio of total expenses to average net assets	1.42%	1.41%	1.41%	1.46%	1.48%

Ratio of net investment loss to average net assets	(0.50)%	(0.67)%	(0.72)%	(0.55)%	(0.53)%

Portfolio turnover rate(c)	36%	51%	41%	41%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$13.26	$24.46	$21.68	$17.94	$23.05

Net investment loss(a)	(0.12)	(0.25)	(0.31)	(0.23)	(0.24)

Net realized and unrealized gain (loss)	1.71	(5.65)	5.74	7.68	0.19

Total from investment operations	1.59	(5.90)	5.43	7.45	(0.05)

Distributions to shareholders from net realized gains	(3.99)	(5.30)	(2.65)	(3.71)	(5.06)

Net asset value, end of year	$10.86	$13.26	$24.46	$21.68	$17.94

Total Return(b)	21.09%	(30.13)%	28.13%	49.93%	3.97%

Net assets, end of year (in 000’s)	$17,229	$16,950	$27,866	$30,011	$24,948

Ratio of net expenses to average net assets	1.97%	2.00%	2.01%	2.03%	2.10%

Ratio of total expenses to average net assets	2.17%	2.16%	2.16%	2.21%	2.23%

Ratio of net investment loss to average net assets	(1.25)%	(1.43)%	(1.47)%	(1.31)%	(1.31)%

Portfolio turnover rate(c)	36%	51%	41%	41%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$25.38	$41.40	$34.57	$26.28	$30.78

Net investment loss(a)	(0.05)	(0.13)	(0.16)	(0.07)	(0.04)

Net realized and unrealized gain (loss)	4.48	(10.59)	9.64	12.07	0.60

Total from investment operations	4.43	(10.72)	9.48	12.00	0.56

Distributions to shareholders from net realized gains	(3.99)	(5.30)	(2.65)	(3.71)	(5.06)

Net asset value, end of year	$25.82	$25.38	$41.40	$34.57	$26.28

Total Return(b)	22.37%	(29.38)%	29.42%	51.49%	5.12%

Net assets, end of year (in 000’s)	$91,673	$97,095	$190,705	$157,267	$74,728

Ratio of net expenses to average net assets	0.93%	0.97%	0.98%	0.99%	0.98%

Ratio of total expenses to average net assets	1.06%	1.04%	1.04%	1.08%	1.09%

Ratio of net investment loss to average net assets	(0.22)%	(0.40)%	(0.44)%	(0.27)%	(0.17)%

Portfolio turnover rate(c)	36%	51%	41%	41%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Service Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$19.84	$33.72	$28.77	$22.56	$27.35

Net investment loss(a)	(0.12)	(0.25)	(0.27)	(0.17)	(0.15)

Net realized and unrealized gain (loss)	3.21	(8.33)	7.87	10.09	0.42

Total from investment operations	3.09	(8.58)	7.60	9.92	0.27

Distributions to shareholders from net realized gains	(3.99)	(5.30)	(2.65)	(3.71)	(5.06)

Net asset value, end of year	$18.94	$19.84	$33.72	$28.77	$22.56

Total Return(b)	21.76%	(29.76)%	28.78%	50.71%	4.62%

Net assets, end of year (in 000’s)	$8,899	$8,259	$38,670	$41,024	$29,084

Ratio of net expenses to average net assets	1.43%	1.47%	1.48%	1.49%	1.48%

Ratio of total expenses to average net assets	1.56%	1.54%	1.54%	1.58%	1.59%

Ratio of net investment loss to average net assets	(0.71)%	(0.93)%	(0.94)%	(0.77)%	(0.67)%

Portfolio turnover rate(c)	36%	51%	41%	41%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$24.65	$40.39	$33.79	$25.78	$30.33

Net investment loss(a)	(0.05)	(0.13)	(0.16)	(0.08)	(0.07)

Net realized and unrealized gain (loss)	4.30	(10.31)	9.41	11.80	0.58

Total from investment operations	4.25	(10.44)	9.25	11.72	0.51

Distributions to shareholders from net realized gains	(3.99)	(5.30)	(2.65)	(3.71)	(5.06)

Net asset value, end of year	$24.91	$24.65	$40.39	$33.79	$25.78

Total Return(b)	22.29%	(29.42)%	29.42%	51.40%	5.01%

Net assets, end of year (in 000’s)	$23,450	$26,044	$41,403	$48,387	$19,207

Ratio of net expenses to average net assets	0.97%	1.00%	1.01%	1.02%	1.09%

Ratio of total expenses to average net assets	1.17%	1.16%	1.16%	1.21%	1.23%

Ratio of net investment loss to average net assets	(0.25)%	(0.42)%	(0.47)%	(0.31)%	(0.29)%

Portfolio turnover rate(c)	36%	51%	41%	41%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$25.40	$41.43	$34.59	$26.29	$30.78

Net investment loss(a)	(0.05)	(0.06)	(0.15)	(0.08)	(0.02)

Net realized and unrealized gain (loss)	4.49	(10.67)	9.64	12.09	0.59

Total from investment operations	4.44	(10.73)	9.49	12.01	0.57

Distributions to shareholders from net realized gains	(3.99)	(5.30)	(2.65)	(3.71)	(5.06)

Net asset value, end of year	$25.85	$25.40	$41.43	$34.59	$26.29

Total Return(b)	22.38%	(29.38)%	29.44%	51.51%	5.15%

Net assets, end of year (in 000’s)	$63,365	$50,264	$3,134	$1,330	$138

Ratio of net expenses to average net assets	0.92%	0.94%	0.97%	0.97%	0.97%

Ratio of total expenses to average net assets	1.05%	1.04%	1.03%	1.06%	1.09%

Ratio of net investment loss to average net assets	(0.20)%	(0.23)%	(0.43)%	(0.28)%	(0.07)%

Portfolio turnover rate(c)	36%	51%	41%	41%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$25.40	$41.43	$34.59	$26.29	$30.79

Net investment loss(a)	(0.05)	(0.12)	(0.15)	(0.07)	(0.04)

Net realized and unrealized gain (loss)	4.48	(10.61)	9.64	12.08	0.60

Total from investment operations	4.43	(10.73)	9.49	12.01	0.56

Distributions to shareholders from net realized gains	(3.99)	(5.30)	(2.65)	(3.71)	(5.06)

Net asset value, end of year	$25.84	$25.40	$41.43	$34.59	$26.29

Total Return(b)	22.35%	(29.38)%	29.44%	51.51%	5.11%

Net assets, end of year (in 000’s)	$73,429	$95,207	$145,094	$63,555	$24,396

Ratio of net expenses to average net assets	0.92%	0.95%	0.97%	0.98%	0.97%

Ratio of total expenses to average net assets	1.05%	1.03%	1.03%	1.07%	1.08%

Ratio of net investment loss to average net assets	(0.20)%	(0.38)%	(0.43)%	(0.25)%	(0.16)%

Portfolio turnover rate(c)	36%	51%	41%	41%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.13	$18.89	$15.63	$13.59	$14.00

Net investment income(a)	0.08	0.05	0.04	0.09	0.12

Net realized and unrealized gain (loss)	2.40	(3.46)	4.91	2.56	0.64

Total from investment operations	2.48	(3.41)	4.95	2.65	0.76

Distributions to shareholders from net investment income	(0.06)	—	(0.07)	(0.15)	(0.08)

Distributions to shareholders from net realized gains	—	(0.35)	(1.62)	(0.46)	(1.09)

Total distributions	(0.06)	(0.35)	(1.69)	(0.61)	(1.17)

Net asset value, end of year	$17.55	$15.13	$18.89	$15.63	$13.59

Total Return(b)	16.46%	(18.42)%	34.66%	19.93%	6.80%

Net assets, end of year (in 000’s)	$7,855	$6,597	$7,354	$5,448	$3,878

Ratio of net expenses to average net assets	1.04%	1.03%	1.01%	1.05%	1.03%

Ratio of total expenses to average net assets	2.25%	2.23%	3.73%	3.30%	4.26%

Ratio of net investment income to average net assets	0.51%	0.31%	0.26%	0.64%	0.90%

Portfolio turnover rate(c)	34%	114%	31%	65%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$14.06	$17.71	$14.79	$12.91	$13.40

Net investment income (loss)(a)	(0.04)	(0.08)	(0.08)	(0.01)	0.02

Net realized and unrealized gain (loss)	2.23	(3.22)	4.62	2.41	0.62

Total from investment operations	2.19	(3.30)	4.54	2.40	0.64

Distributions to shareholders from net investment income	—	—	—	(0.06)	(0.04)

Distributions to shareholders from net realized gains	—	(0.35)	(1.62)	(0.46)	(1.09)

Total distributions	—	(0.35)	(1.62)	(0.52)	(1.13)

Net asset value, end of year	$16.25	$14.06	$17.71	$14.79	$12.91

Total Return(b)	15.58%	(19.04)%	33.65%	18.97%	6.04%

Net assets, end of year (in 000’s)	$1,007	$1,402	$2,430	$1,985	$1,487

Ratio of net expenses to average net assets	1.79%	1.78%	1.76%	1.80%	1.78%

Ratio of total expenses to average net assets	3.03%	2.94%	4.46%	4.07%	4.97%

Ratio of net investment income (loss) to average net assets	(0.24)%	(0.47)%	(0.49)%	(0.11)%	0.18%

Portfolio turnover rate(c)	34%	114%	31%	65%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.35	$19.13	$15.80	$13.73	$14.10

Net investment income(a)	0.14	0.14	0.10	0.14	0.16

Net realized and unrealized gain (loss)	2.43	(3.53)	4.97	2.58	0.67

Total from investment operations	2.57	(3.39)	5.07	2.72	0.83

Distributions to shareholders from net investment income	(0.11)	(0.04)	(0.12)	(0.19)	(0.11)

Distributions to shareholders from net realized gains	—	(0.35)	(1.62)	(0.46)	(1.09)

Total distributions	(0.11)	(0.39)	(1.74)	(0.65)	(1.20)

Net asset value, end of year	$17.81	$15.35	$19.13	$15.80	$13.73

Total Return(b)	16.87%	(18.13)%	35.11%	20.29%	7.27%

Net assets, end of year (in 000’s)	$1,770	$1,425	$1,921	$1,009	$791

Ratio of net expenses to average net assets	0.68%	0.67%	0.67%	0.70%	0.67%

Ratio of total expenses to average net assets	1.88%	1.51%	3.39%	2.99%	3.97%

Ratio of net investment income to average net assets	0.88%	0.74%	0.60%	0.99%	1.22%

Portfolio turnover rate(c)	34%	114%	31%	65%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.35	$19.14	$15.81	$13.72	$14.11

Net investment income(a)	0.12	0.10	0.09	0.11	0.15

Net realized and unrealized gain (loss)	2.44	(3.51)	4.96	2.60	0.65

Total from investment operations	2.56	(3.41)	5.05	2.71	0.80

Distributions to shareholders from net investment income	(0.08)	(0.03)	(0.10)	(0.16)	(0.10)

Distributions to shareholders from net realized gains	—	(0.35)	(1.62)	(0.46)	(1.09)

Total distributions	(0.08)	(0.38)	(1.72)	(0.62)	(1.19)

Net asset value, end of year	$17.83	$15.35	$19.14	$15.81	$13.72

Total Return(b)	16.76%	(18.22)%	34.99%	20.23%	7.05%

Net assets, end of year (in 000’s)	$673	$1,175	$878	$344	$1,064

Ratio of net expenses to average net assets	0.79%	0.78%	0.76%	0.85%	0.78%

Ratio of total expenses to average net assets	2.05%	1.96%	3.79%	3.75%	4.06%

Ratio of net investment income to average net assets	0.77%	0.57%	0.52%	0.76%	1.16%

Portfolio turnover rate(c)	34%	114%	31%	65%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.36	$19.14	$15.81	$13.73	$14.11

Net investment income(a)	0.15	0.12	0.10	0.13	0.17

Net realized and unrealized gain (loss)	2.43	(3.51)	4.96	2.60	0.65

Total from investment operations	2.58	(3.39)	5.06	2.73	0.82

Distributions to shareholders from net investment income	(0.12)	(0.04)	(0.11)	(0.19)	(0.11)

Distributions to shareholders from net realized gains	—	(0.35)	(1.62)	(0.46)	(1.09)

Total distributions	(0.12)	(0.39)	(1.73)	(0.65)	(1.20)

Net asset value, end of year	$17.82	$15.36	$19.14	$15.81	$13.73

Total Return(b)	16.90%	(18.13)%	35.09%	20.37%	7.20%

Net assets, end of year (in 000’s)	$1,293	$1,173	$1,199	$1,325	$3,229

Ratio of net expenses to average net assets	0.67%	0.66%	0.66%	0.71%	0.66%

Ratio of total expenses to average net assets	1.88%	1.85%	3.30%	3.84%	3.76%

Ratio of net investment income to average net assets	0.89%	0.68%	0.60%	0.96%	1.31%

Portfolio turnover rate(c)	34%	114%	31%	65%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.19	$19.01	$15.72	$13.67	$14.07

Net investment income(a)	0.04	0.01	0.03	0.05	0.08

Net realized and unrealized gain (loss)	2.41	(3.48)	4.92	2.57	0.67

Total from investment operations	2.45	(3.47)	4.95	2.62	0.75

Distributions to shareholders from net investment income	(0.02)	—	(0.04)	(0.11)	(0.06)

Distributions to shareholders from net realized gains	—	(0.35)	(1.62)	(0.46)	(1.09)

Total distributions	(0.02)	(0.35)	(1.66)	(0.57)	(1.15)

Net asset value, end of year	$17.62	$15.19	$19.01	$15.72	$13.67

Total Return(b)	16.17%	(18.62)%	34.35%	19.56%	6.58%

Net assets, end of year (in 000’s)	$298	$408	$482	$23	$20

Ratio of net expenses to average net assets	1.29%	1.28%	1.26%	1.30%	1.27%

Ratio of total expenses to average net assets	2.51%	2.48%	5.23%	3.68%	4.53%

Ratio of net investment income to average net assets	0.28%	0.06%	0.15%	0.39%	0.64%

Portfolio turnover rate(c)	34%	114%	31%	65%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.35	$19.13	$15.80	$13.73	$14.11

Net investment income(a)	0.15	0.12	0.11	0.14	0.17

Net realized and unrealized gain (loss)	2.43	(3.51)	4.95	2.58	0.65

Total from investment operations	2.58	(3.39)	5.06	2.72	0.82

Distributions to shareholders from net investment income	(0.12)	(0.04)	(0.11)	(0.19)	(0.11)

Distributions to shareholders from net realized gains	—	(0.35)	(1.62)	(0.46)	(1.09)

Total distributions	(0.12)	(0.39)	(1.73)	(0.65)	(1.20)

Net asset value, end of year	$17.81	$15.35	$19.13	$15.80	$13.73

Total Return(b)	16.93%	(18.14)%	35.11%	20.30%	7.22%

Net assets, end of year (in 000’s)	$10,938	$6,141	$2,963	$830	$2,135

Ratio of net expenses to average net assets	0.67%	0.66%	0.66%	0.71%	0.66%

Ratio of total expenses to average net assets	1.85%	1.85%	3.70%	3.98%	3.88%

Ratio of net investment income to average net assets	0.89%	0.72%	0.63%	0.98%	1.26%

Portfolio turnover rate(c)	34%	114%	31%	65%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Concentrated Growth and Small Cap Growth	A, C, Institutional, Investor, R6 and P	Diversified
Large Cap Core, Mid Cap Growth and Small/Mid Cap Growth	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Strategic Growth	A, C, Institutional, Service, Investor, R6, R and P	Non-Diversified
Flexible Cap and U.S. Equity ESG	A, C, Institutional, Investor, R6, R and P	Diversified
Technology Opportunities	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

149

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

150

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

151

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2023:

CONCENTRATED GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$5,066,586	$—	$—

North America	156,322,729	—	—

Investment Company	1,245,843	—	—

Total	$162,635,158	$—	$—

FLEXIBLE CAP FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$673,957	$—	$—

North America	68,283,115	—	—

Investment Company	346,974	—	—

Exchange-Traded Fund	978,160	—	—

Total	$70,282,206	$—	$—

LARGE CAP CORE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,390,465	$—	$—

Europe	13,122,640	—	—

North America	1,168,179,099	—	—

Investment Company	5,257,679	—	—

Total	$1,187,949,883	$—	$—

MID CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$4,465,418	$—	$—

North America	871,581,034	—	—

Investment Company	13,928,891	—	—

Total	$889,975,343	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

152

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$195,803	$—	$—

Asia	73,864	—	—

Europe	247,679	—	—

North America	39,372,899	—	—

Investment Company	1,120,998	—	—

Securities Lending Reinvestment Vehicle	242,183	—	—

Total	$41,253,426	$—	$—

SMALL/MID CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$25,890,125	$—	$—

Europe	31,597,432	—	—

North America	1,818,355,404	—	—

Investment Company	6,074,506	—	—

Total	$1,881,917,467	$—	$—

STRATEGIC GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$2,282,218	$—	$—

North America	145,986,325	—	—

Total	$148,268,543	$—	$—

TECHNOLOGY OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$9,522,200	$—	$—

North America	600,030,781	—	—

South America	7,387,414	—	—

Investment Company	9,421,313	—	—

Total	$626,361,708	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

153

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY ESG FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$23,658,615	$—	$—

Investment Company	142,769	—	—

Total	$23,801,384	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended August 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Contractual Management Rate	Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Concentrated Growth	0.76%	0.68%	0.65%	0.64%	0.62%	0.76%	0.73	%*
Flexible Cap	0.55	0.50	0.47	0.46	0.45	0.55	0.55
Large Cap Core	0.71	0.64	0.61	0.61	0.61	0.70	0.66	*
Mid Cap Growth	0.92	0.92	0.83	0.79	0.77	0.92	0.83	*
Small Cap Growth	0.85	0.85	0.77	0.73	0.71	0.85	0.85
Small/Mid Cap Growth	0.85	0.85	0.77	0.73	0.71	0.85	0.85
Strategic Growth	0.71	0.64	0.61	0.59	0.58	0.71	0.71
Technology Opportunities	0.94	0.85	0.80	0.79	0.77	0.94	0.88	*
U.S. Equity ESG Fund	0.55	0.50	0.47	0.46	0.45	0.55	0.55

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
*	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.72% as an annual percentage rate of the Concentrated Growth, 0.66% as an annual percentage rate of the Large Cap Core, 0.81% as an annual percentage rate of the Mid Cap Growth and 0.85% as an annual percentage rate of the Technology Opportunities Funds’ average daily net assets. This arrangement will remain in effect through at least December 29, 2023. Prior to December 29, 2022, the effective net management fee rate for the Mid Cap Growth Fund was 0.86%, the Technology Opportunities Fund was 0.91% and the Concentrated Growth Fund did not have management fee waivers.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Underlying Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Underlying Money Market Fund. For the fiscal year ended August 31, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Concentrated Growth	$1,300
Flexible Cap	896
Large Cap Core	10,591
Mid Cap Growth	32,032
Small Cap Growth	908
Small/Mid Cap Growth	34,668
Strategic Growth	692
Technology Opportunities	7,956
U.S. Equity ESG Fund	360

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

August 31, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Concentrated Growth	$4,042	$—
Flexible Cap	6,572	—
Large Cap Core	16,671	658
Mid Cap Growth	6,893	1,405
Small Cap Growth	46	—
Small/Mid Cap Growth	18,740	—
Strategic Growth	2,537	—
Technology Opportunities	6,306	931
U.S. Equity ESG Fund	568	—

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2023, the rate for Class A, Class C, Investor and Class R Shares was 0.16%.

For the fiscal year ended August 31, 2023, the transfer agency fee waivers were as follows:

Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares)
Fund	Before December 29, 2022	As of December 29, 2022*
Concentrated Growth	0.07%	0.08%
Mid Cap Growth	0.04%	0.06%
Large Cap Core	0.03%	0.03%
Small Cap Growth	—%	0.05%
Small/Mid Cap Growth	0.04%	0.04%
Strategic Growth	0.02%	0.08%
Technology Opportunities	0.08%	0.08%

*	These arrangements will remain in effect through at least December 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Concentrated Growth, Flexible Cap, Large Cap Core, Mid Cap Growth, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities, and U.S. Equity ESG Funds are 0.004%, 0.004%, 0.004%, 0.004%, 0.024%, 0.044%, 0.004%, 0.004%, and 0.084%, respectively. These Other Expense limitations will remain in place through at least December 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Concentrated Growth	$39,287	$7,974	$288,093	$335,354
Flexible Cap	896	—	282,322	283,218
Large Cap Core	487,414	244,692	586,849	1,318,955
Mid Cap Growth	869,973	193,431	474,364	1,537,768
Small Cap Growth	908	764	263,628	265,300
Small/Mid Cap Growth	34,668	284,707	—	319,375
Strategic Growth	692	22,496	315,445	338,633
Technology Opportunities	319,067	269,328	375,485	963,880
U.S. Equity ESG Fund	360	—	259,600	259,960

G. Line of Credit Facility — As of August 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

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Notes to Financial Statements (continued)

August 31, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — For the fiscal year ended August 31, 2023, Goldman Sachs earned the following amounts in brokerage commissions from portfolio transactions, on behalf of the Funds:

	Concentrated Growth	Flexible Cap Growth	Large Cap Core	Mid Cap Growth	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Brokerage commissions paid	$—	$—	$17,962	$6,057	$52	$50,535	$824	$24,904	$402

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares as of and for the fiscal year ended August 31, 2023:

Fund	Beginning Value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2023	Shares as of August 31, 2023	Dividend Income
Concentrated Growth	$601,795	$22,577,851	$(21,933,803)	$1,245,843	1,245,843	$36,090
Flexible Cap	—	23,733,271	(23,386,297)	346,974	346,974	22,223
Large Cap Core	2,302,429	65,954,720	(62,999,470)	5,257,679	5,257,679	297,910
Mid Cap Growth	25,770,714	202,452,830	(214,294,653)	13,928,891	13,928,891	812,670
Small Cap Growth	404,748	15,626,895	(14,910,645)	1,120,998	1,120,998	24,868
Small/Mid Cap Growth	4,992,100	472,524,186	(471,441,780)	6,074,506	6,074,506	920,883
Strategic Growth	1,183,975	21,394,863	(22,578,838)	—	—	17,747
Technology Opportunities	4,488,694	108,630,756	(103,698,137)	9,421,313	9,421,313	205,757
U.S. Equity ESG Fund	292,205	2,650,476	(2,799,912)	142,769	142,769	9,511

As of August 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following Funds:

Fund	Class C	Institutional	Class R6	Class R
Flexible Cap	—%	—%	—%	9%
Small Cap Growth	62	15	92	—
Strategic Growth	—	—	—	8
U.S. Equity ESG	—	—	—	10

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5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales
Concentrated Growth	$44,850,247	$59,503,411
Flexible Cap	51,548,867	30,252,051
Large Cap Core	463,864,876	529,034,589
Mid Cap Growth	383,188,623	516,156,615
Small Cap Growth	35,266,773	28,373,845
Small/Mid Cap Growth	1,211,270,231	1,549,625,276
Strategic Growth	44,297,297	65,517,197
Technology Opportunities	196,080,831	300,354,218
U.S. Equity ESG Fund	9,576,164	7,195,903

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a

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Notes to Financial Statements (continued)

August 31, 2023

6. SECURITIES LENDING (continued)

default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2023:

Fund	Beginning Value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2023
Concentrated Growth	$—	$6,314,588	$(6,314,588)	$—
Flexible Cap	—	304,190	(304,190)	—
Large Cap Core	—	453,256	(453,256)	—
Mid Cap Growth	—	10,611,054	(10,611,054)	—
Small Cap Growth	678,997	4,994,497	(5,431,311)	242,183
Small/Mid Cap Growth	7,120,875	32,295,491	(39,416,366)	—
Strategic Growth	—	2,991,924	(2,991,924)	—
Technology Opportunities	—	24,292,240	(24,292,240)	—
U.S. Equity ESG	—	—	—	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2023 was as follows:

	Concentrated Growth	Flexible Cap	Large Cap Core	Mid Cap Growth	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Distributions paid from:
Ordinary Income	$—	$418,161	$4,629,044	$—	$—	$—	$—	$—	$120,855
Net long-term capital gains	13,027,192	1,432,277	79,822,220	64,995,015	—	—	13,243,148	100,631,111	—
Total taxable distributions	$13,027,192	$1,850,438	$84,451,264	$64,995,015	$—	$—	$13,243,148	$100,631,111	$120,855

The tax character of distributions paid during the fiscal year ended August 31, 2022 were as follows:

	Concentrated Growth	Flexible Cap	Large Cap Core	Mid Cap Growth	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Distributions paid from:
Ordinary Income	$6,748,756	$1,039,734	$41,150,272	$64,922,993	$1,158,258	$85,487,683	$5,130,133	$22,089,157	$395,223
Net long-term capital gains	27,668,649	1,366,469	90,741,725	147,936,040	1,258,935	351,527,688	19,787,592	109,328,052	221,497
Total taxable distributions	$34,417,405	$2,406,203	$131,891,997	$212,859,033	$2,417,193	$437,015,371	$24,917,725	$131,417,209	$616,720
Return of Capital	$—	$—	$—	$—	$—	$3,683,858	$—	$—	$—

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7. TAX INFORMATION (continued)

As of August 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Concentrated Growth	Flexible Cap	Large Cap Core	Mid Cap Growth	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Undistributed ordinary income — net	$—	$463,371	$3,280,827	$—	$—	$—	$—	$—	$112,590
Undistributed long-term capital gains	—	602,963	—	—	—	—	7,119,683	—	—
Total undistributed earnings	$—	$1,066,334	$3,280,827	$—	$—	$—	$7,119,683	$—	$112,590
Capital loss carryforwards:
Perpetual Short-Term	$(1,338,300)	$—	$(2,134,380)	$(10,985,241)	$(2,985,863)	$(101,351,870)	$—	$(33,611,543)	$(1,496,583)
Perpetual Long-Term	—	—	—	—	$(206,591)	—	—	—	—
Timing differences (Qualified Late Year Loss Deferral and Post October Losses)	$(47,338)	$—	$(22)	$(12,655,249)	$(2,159,524)	$(98,902,023)	$(119,070)	$(3,670,790)	$(155,220)
Unrealized gains (losses) — net	74,036,145	13,248,690	408,482,033	150,279,944	6,460,294	297,316,998	82,452,229	257,069,431	5,256,975
Total accumulated earnings (losses) net	$72,650,507	$14,315,024	$409,628,458	$126,639,454	$1,108,316	$97,063,105	$89,452,842	$219,787,098	$3,717,762

As of August 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Concentrated Growth	Flexible Cap	Large Cap Core	Mid Cap Growth	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Tax Cost	$88,599,013	$57,033,516	$779,467,850	$739,695,399	$34,793,132	$1,584,600,469	$65,816,313	$369,292,277	$18,544,409
Gross unrealized gain	76,615,483	15,439,938	435,734,783	186,688,915	7,775,326	364,324,407	84,686,766	288,382,825	6,161,796
Gross unrealized loss	(2,579,338)	(2,191,248)	(27,252,750)	(36,408,971)	(1,315,032)	(67,007,409)	(2,234,537)	(31,313,394)	(904,821)
Net unrealized gains (losses)	$74,036,145	$13,248,690	$408,482,033	$150,279,944	$6,460,294	$297,316,998	$82,452,229	$257,069,431	$5,256,975

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

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Notes to Financial Statements (continued)

August 31, 2023

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from taxable overdistributions and net operating losses.

Fund	Paid-in Capital	Total Distributable Earnings
Concentrated Growth	$(418,797)	$418,797
Flexible Cap	$—	$—
Large Cap Core	$—	$—
Mid Cap Growth	$(4,569,002)	$4,569,002
Small Cap Growth	$(113,181)	$113,181
Small/Mid Cap Growth	$(10,585,454)	$10,585,454
Strategic Growth	$(372,739)	$372,739
Technology Opportunities	$(2,927,806)	$2,927,806
U.S. Equity ESG Fund	$—	$—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

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8. OTHER RISKS (continued)

Industry Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Growth investing is an example of an investment style. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase.

Issuer Concentration Risk — Under normal circumstances, the Concentrated Growth Fund and the U.S. Equity ESG Fund intend to invest in up to approximately 40 and 50 companies, respectively. As a result of the relatively small number of issuers in which a Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by a Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, a Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Strategic Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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Notes to Financial Statements (continued)

August 31, 2023

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) currently serve as a Trustee of each of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated Growth Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	126,946	$2,100,082	53,567	$1,088,740
Reinvestment of distributions	48,464	727,930	76,592	1,722,556
Shares redeemed	(125,431)	(2,022,450)	(85,090)	(1,649,644)
	49,979	805,562	45,069	1,161,652
Class C Shares
Shares sold	42,491	501,629	2,658	48,448
Reinvestment of distributions	7,825	76,137	13,210	205,023
Shares redeemed	(37,803)	(392,610)	(15,263)	(253,854)
	12,513	185,156	605	(383)
Institutional Shares
Shares sold	17,908	326,516	28,933	755,020
Reinvestment of distributions	50,269	858,083	91,553	2,303,473
Shares redeemed	(52,821)	(954,958)	(159,711)	(3,830,270)
	15,356	229,641	(39,225)	(771,777)
Investor Shares
Shares sold	273,528	4,736,761	1,877	43,726
Reinvestment of distributions	1,070	16,742	1,602	37,303
Shares redeemed	(18,176)	(327,730)	(4,525)	(112,181)
	256,422	4,425,773	(1,046)	(31,152)
Class R6 Shares
Shares sold	67,454	1,240,757	11,408	255,940
Reinvestment of distributions	4,887	83,124	7,152	179,377
Shares redeemed	(15,431)	(291,111)	(26,454)	(679,512)
	56,910	1,032,770	(7,894)	(244,195)
Class R Shares(a)
Reinvestment of distributions	249	3,470	361	7,600
Shares redeemed	(2,216)	(38,060)	—	—
	(1,967)	(34,590)	361	7,600
Class P Shares
Shares sold	473,712	9,313,318	289,419	6,520,791
Reinvestment of distributions	657,945	11,191,640	1,180,520	29,595,626
Shares redeemed	(1,597,111)	(27,733,970)	(966,546)	(22,051,983)
	(465,454)	(7,229,012)	503,393	14,064,434

NET INCREASE (DECREASE)	(76,241)	$(584,700)	501,263	$14,186,179

(a)	At the close of business on July 14, 2023, Class R Shares of the Goldman Sachs Concentrated Growth Fund were terminated.

165

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Notes to Financial Statements (continued)

August 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Flexible Cap Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	843,738	$12,409,214	86,701	$1,308,177
Reinvestment of distributions	23,089	320,512	29,159	475,373
Shares redeemed	(108,814)	(1,584,569)	(66,180)	(999,821)
	758,013	11,145,157	49,680	783,729
Class C Shares
Shares sold	42,180	527,861	6,202	77,699
Reinvestment of distributions	3,325	37,776	6,887	92,555
Shares redeemed	(24,137)	(283,704)	(31,760)	(387,807)
	21,368	281,933	(18,671)	(217,553)
Institutional Shares
Shares sold	537,497	8,519,739	607,045	9,859,567
Reinvestment of distributions	28,628	438,748	16,818	302,451
Shares redeemed	(409,710)	(6,418,090)	(298,420)	(4,678,195)
	156,415	2,540,397	325,443	5,483,823
Investor Shares
Shares sold	299,781	5,019,672	82,952	1,225,235
Reinvestment of distributions	206	3,084	180	3,157
Shares redeemed	(10,291)	(167,411)	(81,599)	(1,243,386)
	289,696	4,855,345	1,533	(14,994)
Class R6 Shares
Shares sold	366,119	6,151,144	143,395	2,292,856
Reinvestment of distributions	4,742	72,502	1,205	21,620
Shares redeemed	(92,148)	(1,445,441)	(29,685)	(482,788)
	278,713	4,778,205	114,915	1,831,688
Class R Shares
Shares sold	7,048	95,975	71	1,003
Reinvestment of distributions	35	460	45	700
Shares redeemed	(2)	(25)	(2,226)	(36,968)
	7,081	96,410	(2,110)	(35,265)
Class P Shares
Shares sold	137,552	2,179,611	196,463	3,310,822
Reinvestment of distributions	63,896	977,357	84,124	1,510,289
Shares redeemed	(242,398)	(3,586,914)	(180,247)	(3,025,062)
	(40,950)	(429,946)	100,340	1,796,049

NET INCREASE	1,470,336	$23,267,501	571,130	$9,627,477

166

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Core Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	598,659	$15,501,905	667,747	$20,190,513
Reinvestment of distributions	2,255,272	56,134,192	2,895,207	90,127,566
Shares redeemed	(2,664,917)	(68,519,802)	(2,656,235)	(78,546,761)
	189,014	3,116,295	906,719	31,771,318
Class C Shares
Shares sold	195,403	2,479,859	229,724	3,836,698
Reinvestment of distributions	187,167	2,277,760	226,391	3,735,452
Shares redeemed	(338,778)	(4,309,165)	(324,671)	(5,084,104)
	43,792	448,454	131,444	2,488,046
Institutional Shares
Shares sold	710,332	22,066,254	898,942	32,040,143
Reinvestment of distributions	184,800	5,524,687	234,186	8,634,427
Shares redeemed	(825,370)	(25,317,985)	(1,086,991)	(37,991,615)
	69,762	2,272,956	46,137	2,682,955
Service Shares
Shares sold	18,402	411,362	5,517	171,167
Reinvestment of distributions	1,610	37,336	8,063	235,186
Shares redeemed	(3,102)	(79,217)	(60,112)	(1,791,062)
	16,910	369,481	(46,532)	(1,384,709)
Investor Shares
Shares sold	769,807	21,876,661	878,949	26,913,189
Reinvestment of distributions	111,603	2,864,034	73,468	2,350,236
Shares redeemed	(829,362)	(21,770,606)	(226,172)	(6,689,283)
	52,048	2,970,089	726,245	22,574,142
Class R6 Shares
Shares sold	236,578	7,328,876	2,428,309	97,648,617
Reinvestment of distributions	181,282	5,409,816	221,102	8,138,748
Shares redeemed	(336,410)	(10,379,420)	(325,582)	(11,025,490)
	81,450	2,359,272	2,323,829	94,761,875
Class R Shares
Shares sold	40,837	975,554	61,134	1,698,179
Reinvestment of distributions	29,757	683,306	40,508	1,171,910
Shares redeemed	(75,965)	(1,775,346)	(156,317)	(4,410,724)
	(5,371)	(116,486)	(54,675)	(1,540,635)
Class P Shares
Shares sold	174,926	5,229,990	238,990	8,299,959
Reinvestment of distributions	254,067	7,579,703	309,640	11,394,754
Shares redeemed	(393,322)	(12,000,619)	(346,687)	(11,882,277)
	35,671	809,074	201,943	7,812,436

NET INCREASE	483,276	$12,229,135	4,235,110	$159,165,428

167

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Notes to Financial Statements (continued)

August 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Growth Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,194,971	$23,239,944	2,865,919	$38,744,563
Reinvestment of distributions	2,082,022	21,528,113	4,501,447	63,515,418
Shares redeemed	(5,505,296)	(57,901,918)	(5,818,501)	(78,844,257)
	(1,228,303)	(13,133,861)	1,548,865	23,415,724
Class C Shares
Shares sold	83,219	1,381,779	1,773,844	2,984,355
Reinvestment of distributions	36,639	608,206	16,943,845	15,588,337
Shares redeemed	(301,568)	(5,031,162)	(4,897,665)	(7,458,721)
Shares reduced by reverse share split	—	—	(18,491,042)	—
	(181,710)	(3,041,177)	(4,671,018)	11,113,971
Institutional Shares
Shares sold	2,110,692	35,711,131	4,002,806	78,454,077
Reinvestment of distributions	896,983	15,132,108	2,183,145	48,400,319
Shares redeemed	(5,523,469)	(94,241,708)	(6,074,741)	(121,921,904)
	(2,515,794)	(43,398,469)	111,210	4,932,492
Service Shares
Shares sold	322,700	2,821,775	315,191	3,580,580
Reinvestment of distributions	251,465	2,167,628	528,155	6,332,584
Shares redeemed	(400,695)	(3,512,490)	(661,619)	(7,354,326)
	173,470	1,476,913	181,727	2,558,838
Investor Shares
Shares sold	818,901	10,191,197	638,441	9,842,010
Reinvestment of distributions	436,410	5,328,564	955,153	15,664,510
Shares redeemed	(1,336,771)	(16,471,411)	(1,221,717)	(18,851,136)
	(81,460)	(951,650)	371,877	6,655,384
Class R6 Shares
Shares sold	2,035,299	34,451,427	1,423,855	28,208,823
Reinvestment of distributions	618,862	10,458,767	1,333,749	29,622,564
Shares redeemed	(3,276,613)	(54,232,479)	(1,892,491)	(39,014,067)
	(622,452)	(9,322,285)	865,113	18,817,320
Class R Shares
Shares sold	451,512	3,979,734	716,459	7,939,787
Reinvestment of distributions	399,938	3,447,462	828,335	9,948,299
Shares redeemed	(937,376)	(8,266,468)	(1,417,620)	(16,478,339)
	(85,926)	(839,272)	127,174	1,409,747
Class P Shares
Shares sold	325,041	5,302,675	360,167	7,650,531
Reinvestment of distributions	138,145	2,336,037	482,933	10,730,775
Shares redeemed	(965,908)	(16,601,647)	(1,308,156)	(23,825,315)
	(502,722)	(8,962,935)	(465,056)	(5,444,009)

NET INCREASE (DECREASE)	(5,044,897)	$(78,172,736)	(1,930,108)	$63,459,467

168

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	58,537	$706,438	6,253	$86,930
Reinvestment of distributions	—	—	3,949	56,194
Shares redeemed	(52,282)	(619,357)	(9,371)	(146,925)
	6,255	87,081	831	(3,801)
Class C Shares
Shares sold	3,944	45,019	203	3,400
Reinvestment of distributions	—	—	834	11,684
Shares redeemed	(951)	(9,943)	(1,553)	(18,917)
	2,993	35,076	(516)	(3,833)
Institutional Shares
Shares sold	616,396	6,953,831	987,112	13,306,036
Reinvestment of distributions	—	—	117,713	1,688,009
Shares redeemed	(463,206)	(5,148,825)	(292,642)	(4,136,059)
	153,190	1,805,006	812,183	10,857,986
Investor Shares
Shares sold	416,252	5,000,039	—	—
Reinvestment of distributions	—	—	599	8,566
Shares redeemed	(573)	(7,040)	—	—
	415,679	4,992,999	599	8,566
Class R6 Shares
Shares sold	554	6,077	—	—
Reinvestment of distributions	—	—	598	8,574
Shares redeemed	(4)	(45)	—	—
	550	6,032	598	8,574
Class R Shares(a)
Reinvestment of distributions	—	—	604	8,551
Shares redeemed	(5,984)	(72,227)	—	—
	(5,984)	(72,227)	604	8,551
Class P Shares
Shares sold	680,601	7,628,685	940,438	11,671,702
Reinvestment of distributions	—	—	44,356	635,615
Shares redeemed	(647,812)	(7,131,670)	(276,273)	(3,271,244)
	32,789	497,015	708,521	9,036,073

NET INCREASE	605,472	$7,350,982	1,522,820	$19,912,116

(a)	At the close of business on July 14, 2023, Class R Shares of the Goldman Sachs Small Cap Growth Fund were terminated.

169

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Growth Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,710,722	$29,535,985	3,114,189	$67,281,714
Reinvestment of distributions	—	—	2,552,550	57,508,951
Shares redeemed	(3,786,236)	(65,178,159)	(6,084,176)	(121,086,582)
	(2,075,514)	(35,642,174)	(417,437)	3,704,083
Class C Shares
Shares sold	342,229	4,133,974	645,289	10,470,670
Reinvestment of distributions	—	—	1,511,992	24,055,787
Shares redeemed	(1,959,542)	(23,637,550)	(2,672,344)	(40,083,086)
	(1,617,313)	(19,503,576)	(515,063)	(5,556,629)
Institutional Shares
Shares sold	6,666,890	132,515,782	14,692,296	359,746,220
Reinvestment of distributions	—	—	5,180,749	134,336,818
Shares redeemed	(12,167,338)	(241,397,817)	(18,792,831)	(423,747,448)
	(5,500,448)	(108,882,035)	1,080,214	70,335,590
Service Shares
Shares sold	12,602	209,145	9,072	178,528
Reinvestment of distributions	—	—	7,201	152,880
Shares redeemed	(20,301)	(340,149)	(783,639)	(21,409,133)
	(7,699)	(131,004)	(767,366)	(21,077,725)
Investor Shares
Shares sold	4,144,372	77,758,694	8,827,310	204,480,247
Reinvestment of distributions	—	—	4,273,625	104,404,651
Shares redeemed	(9,717,900)	(182,799,915)	(16,873,637)	(371,994,242)
	(5,573,528)	(105,041,221)	(3,772,702)	(63,109,344)
Class R6 Shares
Shares sold	1,374,923	27,675,512	4,742,519	114,758,803
Reinvestment of distributions	—	—	649,318	16,856,287
Shares redeemed	(2,112,790)	(42,295,451)	(1,807,490)	(40,785,853)
	(737,867)	(14,619,939)	3,584,347	90,829,237
Class R Shares
Shares sold	127,033	2,042,036	178,972	3,494,317
Reinvestment of distributions	—	—	97,930	2,031,076
Shares redeemed	(201,612)	(3,227,010)	(244,897)	(4,750,679)
	(74,579)	(1,184,974)	32,005	774,714
Class P Shares
Shares sold	3,073,051	61,235,735	6,249,224	150,630,169
Reinvestment of distributions	—	—	2,843,288	73,840,186
Shares redeemed	(5,146,665)	(101,530,588)	(10,381,385)	(224,248,462)
	(2,073,614)	(40,294,853)	(1,288,873)	221,893

NET INCREASE (DECREASE)	(17,660,562)	$(325,299,776)	(2,064,875)	$76,121,819

170

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Growth Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	322,158	$2,412,093	839,300	$8,591,829
Reinvestment of distributions	498,747	3,451,328	706,291	7,599,696
Shares redeemed	(974,825)	(7,441,585)	(2,490,756)	(23,637,155)
	(153,920)	(1,578,164)	(945,165)	(7,445,630)
Class C Shares
Shares sold	33,157	347,038	164,639	877,411
Reinvestment of distributions	18,885	178,463	182,565	870,836
Shares redeemed	(53,123)	(534,528)	(327,266)	(1,711,392)
Shares reduced by reverse share split	—	—	(435,313)	—
	(1,081)	(9,027)	(415,375)	36,855
Institutional Shares
Shares sold	1,103,806	9,656,953	744,668	8,859,222
Reinvestment of distributions	385,457	3,295,656	471,290	6,098,498
Shares redeemed	(1,710,461)	(15,689,694)	(1,511,298)	(17,831,363)
	(221,198)	(2,737,085)	(295,340)	(2,873,643)
Service Shares
Shares sold	64,325	510,634	19,795	219,302
Reinvestment of distributions	9,933	65,953	8,242	85,719
Shares redeemed	(23,463)	(165,647)	(11,155)	(127,012)
	50,795	410,940	16,882	178,009
Investor Shares
Shares sold	367,583	3,472,809	179,540	2,060,532
Reinvestment of distributions	24,375	206,704	28,316	363,863
Shares redeemed	(228,216)	(2,170,730)	(89,595)	(988,792)
	163,742	1,508,783	118,261	1,435,603
Class R6 Shares
Shares sold	33,887	312,753	368,358	4,723,565
Reinvestment of distributions	40,515	345,591	3,679	47,491
Shares redeemed	(77,324)	(713,994)	(30,112)	(363,709)
	(2,922)	(55,650)	341,925	4,407,347
Class R Shares
Shares sold	2,000	13,753	1,538	14,236
Reinvestment of distributions	3,494	22,119	2,846	28,431
Shares redeemed	(2,326)	(15,478)	(62)	(594)
	3,168	20,394	4,322	42,073
Class P Shares
Shares sold	585,456	5,071,379	207,968	2,331,844
Reinvestment of distributions	636,399	5,415,754	731,810	9,425,707
Shares redeemed	(1,882,177)	(17,151,643)	(967,911)	(10,784,729)
	(660,322)	(6,664,510)	(28,133)	972,822

NET DECREASE	(821,738)	$(9,104,319)	(1,202,623)	$(3,246,564)

171

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Technology Opportunities Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,913,042	$33,536,147	1,687,062	$42,565,183
Reinvestment of distributions	3,552,465	54,779,008	2,422,496	69,549,872
Shares redeemed	(3,789,907)	(65,364,768)	(2,891,477)	(76,452,357)
	1,675,600	22,950,387	1,218,081	35,662,698
Class C Shares
Shares sold	165,415	1,711,923	235,539	3,906,159
Reinvestment of distributions	560,074	4,665,417	318,359	5,845,080
Shares redeemed	(417,571)	(4,297,788)	(414,959)	(6,928,923)
	307,918	2,079,552	138,939	2,822,316
Institutional Shares
Shares sold	903,875	20,273,907	944,827	29,735,429
Reinvestment of distributions	628,475	12,349,543	634,728	22,139,319
Shares redeemed	(1,807,617)	(39,213,652)	(2,359,252)	(75,415,515)
	(275,267)	(6,590,202)	(779,697)	(23,540,767)
Service Shares
Shares sold	128,332	2,177,721	114,091	2,817,967
Reinvestment of distributions	104,455	1,511,457	72,669	1,988,963
Shares redeemed	(179,205)	(3,081,215)	(917,371)	(29,623,509)
	53,582	607,963	(730,611)	(24,816,579)
Investor Shares
Shares sold	217,621	4,637,208	276,365	8,380,247
Reinvestment of distributions	200,217	3,798,122	161,194	5,462,866
Shares redeemed	(533,249)	(11,276,734)	(406,065)	(11,600,332)
	(115,411)	(2,841,404)	31,494	2,242,781
Class R6 Shares
Shares sold	261,517	6,203,937	1,984,304	49,192,635
Reinvestment of distributions	408,413	8,037,564	13,225	461,688
Shares redeemed	(197,512)	(4,235,913)	(94,205)	(2,474,371)
	472,418	10,005,588	1,903,324	47,179,952
Class P Shares
Shares sold	726,632	15,704,505	1,823,373	55,616,357
Reinvestment of distributions	522,911	10,285,667	551,924	19,267,650
Shares redeemed	(2,156,999)	(47,994,446)	(2,128,728)	(62,268,189)
	(907,456)	(22,004,274)	246,569	12,615,818

NET INCREASE	1,211,384	$4,207,610	2,028,099	$52,166,219

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity ESG Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	63,036	$1,006,562	100,303	$1,667,025
Reinvestment of distributions	1,820	27,864	7,594	142,682
Shares redeemed	(53,326)	(866,250)	(61,195)	(1,001,721)
	11,530	168,176	46,702	807,986
Class C Shares
Shares sold	3,591	53,271	18,178	257,621
Reinvestment of distributions	—	—	2,559	44,937
Shares redeemed	(41,358)	(600,664)	(58,247)	(849,110)
	(37,767)	(547,393)	(37,510)	(546,552)
Institutional Shares
Shares sold	17,941	301,021	754,988	14,872,119
Reinvestment of distributions	668	10,348	15,067	287,217
Shares redeemed	(12,106)	(196,979)	(777,636)	(13,906,355)
	6,503	114,390	(7,581)	1,252,981
Investor Shares
Shares sold	3,356	56,997	41,836	782,804
Reinvestment of distributions	236	3,657	1,640	31,256
Shares redeemed	(42,375)	(670,197)	(12,811)	(228,347)
	(38,783)	(609,543)	30,665	585,713
Class R6 Shares
Shares sold	18,023	293,189	41,686	702,788
Reinvestment of distributions	559	8,673	1,374	26,210
Shares redeemed	(22,364)	(359,651)	(29,343)	(493,542)
	(3,782)	(57,789)	13,717	235,456
Class R Shares
Shares sold	4,058	67,039	1,955	33,602
Reinvestment of distributions	41	624	474	8,964
Shares redeemed	(14,051)	(239,108)	(894)	(15,712)
	(9,952)	(171,445)	1,535	26,854
Class P Shares
Shares sold	273,158	4,293,027	511,690	9,516,364
Reinvestment of distributions	4,496	69,687	3,796	72,352
Shares redeemed	(63,635)	(1,059,206)	(270,428)	(5,090,066)
	214,019	3,303,508	245,058	4,498,650

NET INCREASE	141,768	$2,199,904	292,586	$6,861,088

173

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Large Cap Core Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs U.S. Equity ESG Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Large Cap Core Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs U.S. Equity ESG Fund (nine of the Funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Large Cap Core Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs U.S. Equity ESG Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Concentrated Growth Fund, Mid Cap Growth Fund, Small/Mid Cap Growth Fund and Strategic Growth Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (with the exception of the Small Cap Growth Fund) ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Concentrated Growth Fund’s, Mid Cap Growth Fund’s, Small/Mid Cap Growth Fund’s and Strategic Growth Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Concentrated Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and five-year periods and in the third quartile for the three- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2023. They noted that the Flexible Cap Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. The Trustees noted that the Large Cap Core Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, five-, and ten-year periods and underperformed for the three-year period ended March 31, 2023. They noted that the former Capital Growth Fund had been repositioned as the Large Cap Core Fund in 2022, which involved changes to the Fund’s investment strategy and name. They considered that the Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and five-year periods and in the third quartile for the three- and ten-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2023. The Trustees observed that the Small Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and outperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2023. They noted that the Small/Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. The Trustees observed that the Strategic Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They noted that the Technology Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five-year period and in the third quartile for the one-, three-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. The Trustees noted that the U.S. Equity ESG Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and five-year periods and in the third quartile for the three- and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2023. They noted that the former Blue Chip Fund had been repositioned as the U.S. Equity ESG Fund in 2020, which involved changes to the Fund’s investment strategy and portfolio management, as well as the Fund’s name.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the

177

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Large Cap Core Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Fund and total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Concentrated Growth Fund	Flexible Cap Fund	Large Cap Core Fund	Mid Cap Growth Fund	Small Cap Growth Fund

First $1 billion	0.76%	0.55%	0.71%	0.92%	0.85%

Next $1 billion	0.68	0.50	0.64	0.92	0.85

Next $3 billion	0.65	0.47	0.61	0.83	0.77

Next $3 billion	0.64	0.46	0.61	0.79	0.73

Over $8 billion	0.62	0.45	0.61	0.77	0.71

Average Daily Net Assets	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund

First $1 billion	0.85%	0.71%	0.94%	0.55%

Next $1 billion	0.85	0.64	0.85	0.50

Next $3 billion	0.77	0.61	0.80	0.47

Next $3 billion	0.73	0.59	0.79	0.46

Over $8 billion	0.71	0.58	0.77	0.45

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee for the Concentrated Growth Fund, Mid Cap Growth Fund, Technology Opportunities Fund, and Large Cap Core Fund and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Concentrated Growth Fund’s, Small/Mid Cap Growth Fund’s and Technology Opportunities Fund’s Class A, Class C, Investor, and Class R Shares, as applicable. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Core Fund and Small/Mid Cap Growth Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

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GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated Growth Fund				Flexible Cap Fund				Large Cap Core Fund				Mid Cap Growth Fund				Small Cap Growth Fund
Share Class	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*
Class A
Actual	$1,000.00	$1,248.49		$5.96	$1,000.00	$1,142.96		$5.20	$1,000.00	$1,130.03		$5.60	$1,000.00	$1,043.31		$5.99	$1,000.00	$1,044.35		$6.34
Hypothetical 5% return	1,000.00	1,019.91	+	5.35	1,000.00	1,020.35	+	4.90	1,000.00	1,019.95	+	5.31	1,000.00	1,019.34	+	5.92	1,000.00	1,019.00	+	6.26
Class C
Actual	1,000.00	1,244.56		10.19	1,000.00	1,138.08		9.23	1,000.00	1,126.24		9.61	1,000.00	1,039.02		9.83	1,000.00	1,040.11		10.19
Hypothetical 5% return	1,000.00	1,016.12	+	9.15	1,000.00	1,016.57	+	8.71	1,000.00	1,016.17	+	9.11	1,000.00	1,015.56	+	9.72	1,000.00	1,015.22	+	10.06
Institutional
Actual	1,000.00	1,250.44		4.34	1,000.00	1,144.90		3.23	1,000.00	1,132.04		3.80	1,000.00	1,044.79		4.42	1,000.00	1,045.53		4.72
Hypothetical 5% return	1,000.00	1,021.35	+	3.90	1,000.00	1,022.20	+	3.04	1,000.00	1,021.64	+	3.60	1,000.00	1,020.89	+	4.36	1,000.00	1,020.59	+	4.66
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,129.21		6.48	1,000.00	1,042.73		6.99	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.12	+	6.14	1,000.00	1,018.36	+	6.90	N/A	N/A		N/A
Investor
Actual	1,000.00	1,250.64		4.54	1,000.00	1,143.71		3.87	1,000.00	1,131.69		4.27	1,000.00	1,044.79		4.71	1,000.00	1,045.69		5.06
Hypothetical 5% return	1,000.00	1,021.17	+	4.08	1,000.00	1,021.59	+	3.65	1,000.00	1,021.20	+	4.05	1,000.00	1,020.60	+	4.65	1,000.00	1,020.26	+	4.99
Class R6
Actual	1,000.00	1,250.00		4.28	1,000.00	1,144.53		3.19	1,000.00	1,132.26		3.74	1,000.00	1,044.09		4.36	1,000.00	1,046.39		4.66
Hypothetical 5% return	1,000.00	1,021.40	+	3.85	1,000.00	1,022.23	+	3.01	1,000.00	1,021.69	+	3.55	1,000.00	1,020.94	+	4.31	1,000.00	1,020.65	+	4.60
Class R
Actual	N/A	N/A		N/A	1,000.00	1,140.68		6.54	1,000.00	1,129.20		6.94	1,000.00	1,041.52		7.27	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.09	+	6.17	1,000.00	1,018.69	+	6.58	1,000.00	1,018.08	+	7.19	N/A	N/A		N/A
Class P
Actual	1,000.00	1,250.74		4.28	1,000.00	1,144.44		3.17	1,000.00	1,131.97		3.74	1,000.00	1,044.65		4.37	1,000.00	1,045.53		4.66
Hypothetical 5% return	1,000.00	1,021.40	+	3.85	1,000.00	1,022.25	+	2.99	1,000.00	1,021.69	+	3.55	1,000.00	1,020.94	+	4.31	1,000.00	1,020.65	+	4.61

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for (excluding proxy fee which is not annualized) each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Concentrated Growth	1.05%	1.80%	0.76%	N/A	0.80%	0.76%	N/A	0.75%
Flexible Cap	0.96	1.71	0.60	N/A	0.72	0.59	1.21%	0.59
Large Cap Core	1.04	1.79	0.71	1.21%	0.79	0.70	1.29	0.70
Mid Cap Growth	1.16	1.91	0.86	1.36	0.91	0.85	1.41	0.85
Small Cap Growth	1.23	1.98	0.91	N/A	0.98	0.90	N/A	0.90

180

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2023 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund				U.S. ESG Equity Fund
Share Class	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*
Class A
Actual	$1,000.00	$1,025.00		$6.47	$1,000.00	$1,248.92		$5.92	$1,000.00	$1,288.90		$6.89	$1,000.00	$1,112.17		$5.57
Hypothetical 5% return	1,000.00	1,018.82	+	6.45	1,000.00	1,019.94	+	5.32	1,000.00	1,019.18	+	6.08	1,000.00	1,019.93	+	5.33
Class C
Actual	1,000.00	1,020.29		10.28	1,000.00	1,243.90		10.15	1,000.00	1,283.69		11.19	1,000.00	1,107.70		9.54
Hypothetical 5% return	1,000.00	1,015.03	+	10.25	1,000.00	1,016.16	+	9.12	1,000.00	1,015.40	+	9.88	1,000.00	1,016.15	+	9.13
Institutional
Actual	1,000.00	1,026.55		4.75	1,000.00	1,250.29		4.30	1,000.00	1,291.00		5.24	1,000.00	1,114.52		3.63
Hypothetical 5% return	1,000.00	1,020.51	+	4.74	1,000.00	1,021.38	+	3.86	1,000.00	1,020.63	+	4.62	1,000.00	1,021.78	+	3.47
Service
Actual	1,000.00	1,023.57		7.30	1,000.00	1,247.36		7.14	1,000.00	1,287.56		8.12	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.99	+	7.28	1,000.00	1,018.85	+	6.41	1,000.00	1,018.11	+	7.16	N/A	N/A		N/A
Investor
Actual	1,000.00	1,026.12		5.20	1,000.00	1,250.00		4.51	1,000.00	1,290.01		5.45	1,000.00	1,113.68		4.24
Hypothetical 5% return	1,000.00	1,020.07	+	5.18	1,000.00	1,021.20	+	4.05	1,000.00	1,020.44	+	4.81	1,000.00	1,021.19	+	4.06
Class R6
Actual	1,000.00	1,026.51		4.70	1,000.00	1,249.71		4.24	1,000.00	1,290.56		5.19	1,000.00	1,114.45		3.57
Hypothetical 5% return	1,000.00	1,020.56	+	4.69	1,000.00	1,021.43	+	3.81	1,000.00	1,020.68	+	4.58	1,000.00	1,021.83	+	3.42
Class R
Actual	1,000.00	1,023.52		7.74	1,000.00	1,248.42		7.34	N/A	N/A		N/A	1,000.00	1,110.97		6.89
Hypothetical 5% return	1,000.00	1,017.56	+	7.72	1,000.00	1,018.68	+	6.59	N/A	N/A		N/A	1,000.00	1,018.68	+	6.59
Class P
Actual	1,000.00	1,026.51		4.70	1,000.00	1,250.29		4.24	1,000.00	1,290.71		5.19	1,000.00	1,114.52		3.57
Hypothetical 5% return	1,000.00	1,020.56	+	4.69	1,000.00	1,021.43	+	3.81	1,000.00	1,020.68	+	4.58	1,000.00	1,021.83	+	3.41

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for (excluding proxy fee which is not annualized) each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Small/Mid Cap Growth	1.27%	2.02%	0.93%	1.43%	1.02%	0.92%	1.52%	0.92%
Strategic Growth	1.04	1.79	0.76	1.26	0.79	0.75	1.29	0.75
Technology Opportunities	1.19	1.94	0.91	1.41	0.95	0.90	N/A	0.90
U.S. ESG Equity	1.05	1.80	0.68	N/A	0.80	0.67	1.30	0.67

181

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 71	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

182

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013-2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee on BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2023.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

183

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2023.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2023, 100.00%, 100.00%, and 100% of the dividends paid from net investment company taxable income by the Flexible Cap, Large Cap Core, and U.S. Equity ESG Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Concentrated Growth, Flexible Cap, Large Cap Core, Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, designate $13,027,192, $1,432,277, $79,822,220, $64,995,015, $13,243,148, and $100,631,111, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2023.

For the year ended August 31, 2023, 100.00%, 100.00%, and 100.00% of the dividends paid from net investment company taxable income by the Flexible Cap, Large Cap Core, and U.S. Equity ESG Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2023, the Flexible Cap and Large Cap Core Funds designate $88,096 and $355,773, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

184

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary* * Effective October 10, 2023

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 339814-OTU-1892528/2023EQGRWAR-23

Goldman Sachs Funds

Annual Report	August 31, 2023

Fundamental Equity Value Funds
Equity Income
Focused Value
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

∎	EQUITY INCOME

∎	FOCUSED VALUE

∎	LARGE CAP VALUE

∎	MID CAP VALUE

∎	SMALL CAP VALUE

∎	SMALL/MID CAP VALUE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities rallied during the 12 months ended August 31, 2023 (the “Reporting Period”). The Standard & Poor’s® 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of 14.94%. The Russell 3000® Index generated a return of 14.76%. The U.S. equity market’s strength was predominantly driven throughout the Reporting Period by disinflation momentum, an upswing in soft economic landing expectations and consumer resilience. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

As the Reporting Period began in September 2022, the S&P 500 Index declined, impacted most by the noticeable tightening of financial conditions guided, in turn, by expectations for a more aggressive global interest rate hike cycle. The U.S. Federal Reserve (the “Fed”) increased its “raise and hold” messaging as the end of September approached. The Fed’s hawkish policy received plenty of support on the back of higher than consensus expected August inflation data and a still tight labor market that showed only moderate proof of cooling. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The end of the month drove a surge in fears that tighter financial conditions in conjunction with deteriorating liquidity were preparing the basis for “something to break.” More specifically, from an equities perspective, there appeared to be a great deal of concern that corporate earnings could suffer given the combination of margin pressure, demand destruction, higher labor costs, slower economic activity and a strong U.S. dollar eroding overseas sales.

In the fourth quarter of 2022, the S&P 500 Index solidly increased, attributable primarily to gains in October and November. Investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases. (A basis point is 1/100th of a percentage point.) Positive inflation developments further supported aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most. Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market. Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the technology sector. On the geopolitical front, the most constructive takeaways came from China’s zero-COVID pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

During the first quarter of 2023, the S&P 500 Index returned 7.53%, marking its second straight quarterly gain. Following a stellar start to the calendar year, February 2023 proved to be a setback for the disinflation path after nonfarm payrolls data illustrated the largest job growth in six months, and the U.S. unemployment rate fell to a 53-year low, in turn pushing market forecasts for the Fed’s terminal rate upward. (The terminal federal funds rate is the ultimate interest rate level the Fed sets as its target for a cycle of rate hikes or cuts.) The January 2023 Producer Price Index (“PPI”) and core Personal Consumption Expenditure (“PCE”) Index saw their largest monthly increases since mid-2022, illustrating that more work was needed to combat inflation. The bearish case was further supported by a disappointing fourth quarter 2022 corporate earnings season, as margins came under pressure by persistently high input costs and weaker demand. (Bearish refers to an expected downward movement in the prices of securities.) Consensus forecasts for the Fed’s interest rate path took a dovish turn in March 2023 due to an abrupt banking crisis that escalated the risk of raising interest rates. Economic data in March also contributed to the dovish sentiment, as February 2023 PPI, PCE and personal income growth data were cooler than consensus expected.

During the second quarter of 2023, the S&P 500 Index returned 8.74%, marking its third consecutive quarterly gain. In addition to those factors that drove strong performance throughout the Reporting Period, second quarter results were boosted by a better than consensus expected first quarter 2023 corporate earnings season and persistent enthusiasm around artificial intelligence (“AI”), including the possibility for a boom in AI-related chipmakers. In turn, growth stocks significantly outperformed their value counterparts, as mega-cap technology stocks accounted for a vast majority of the S&P 500 Index’s rally in the quarter. First quarter 2023 corporate earnings metrics, although supported by a lower bar, were well above their one-year averages due to a combination of ongoing pricing power, supply-chain normalization, cost-cutting initiatives and margin expansion. Disinflation progress was

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MARKET REVIEW

highlighted by a cooler than consensus expected May 2023 Consumer Price Index (“CPI”) reading, as the inflation rate fell to 4.0%, the lowest level in more than two years, on the back of lower energy prices. The May PPI and headline PCE Index data also came in below consensus forecasts. Furthermore, transitory inflation pressures, such as supply-chain disruptions, continued to fade throughout the quarter. The soft landing narrative continued to take form with a still-tight labor market and robust housing market helping to counteract the possibility of a recession. Despite the S&P 500 Index’s strong second calendar quarter, there were numerous bearish takeaways. These primarily surrounded the implacable higher-for-longer messaging from the Fed. Although the June Fed meeting left the federal funds rate unchanged, Fed Chair Powell made a hawkish statement that the Fed is open to additional rate hikes before year end. Concentrated market leadership was another concern for investors that raised doubts about the sustainability of the U.S. equity market rally. On the geopolitical front, a slower than consensus expected economic recovery in China presented an additional setback for the market.

In July 2023, U.S. equities continued to gain ground, driven by lower than consensus expected inflation, strong economic data and broadly resilient corporate quarter-end results. Spearheaded by initial outperformance of big information technology firms, the breadth of the rally expanded as second quarter 2023 earnings were widely reporting better than consensus expected results. As of July’s close, more than half of the S&P 500 Index companies had reported, with approximately 80% of the companies reporting positive earnings surprises. However, the majority of the corporate upside was derived from margin increases, as earnings growth was blended and slightly underwhelming consensus expectations. Supporting the relatively strong corporate data, the June CPI reading was the most dominant market mover for the month, with headline inflation falling more than consensus expected to 3% year over year. Coupled with falling inflation rates, second quarter Gross Domestic Product (“GDP”) was another signal of resilience, outperforming consensus expectations and rising 2.4% on an annualized basis, reflecting robust consumer spending durability. The theme of economic strength was further underpinned by the core PCE reading falling to its lowest level since September 2021, consumer confidence reaching its highest level since mid-2021, and both initial and continuing jobless claims realizing numbers below their respective forecasts. The Fed raised interest rates in July by another 25 basis points.

August 2023 saw the first monthly decline for the S&P 500 Index since February 2023. The U.S. equities market started the month sluggish, as Fitch Ratings, a leading credit rating agency, downgraded the U.S.’ credit rating by one notch from AAA to AA+. On the earnings front, S&P 500 Index companies saw earnings decline in the second quarter compared to a year earlier, marking the third consecutive quarter of negative earnings growth reported by the S&P 500 Index. Firms continued to juggle challenges regarding margin compression and top-line growth from rising costs, a reduction in consumer spending, and an increase in interest expenses. Mega-cap technology names, primarily in the semiconductor and software industries, continued to dominate headlines and positive sentiment from AI tailwinds. The theme of bearish corporate earnings was further underpinned by Fed Chair Powell’s cautious stance on monetary policy that is dependent on future economic data. Still, consumers exhibited resiliency, with personal spending rising in July, and data showing an ease in labor market pressures. Inflation seemed to be cooling based on CPI and labor market data. However, investors appeared to remain wary, as inflation may be stickier than consensus expected due to other macro factors.

For the Reporting Period overall, nine of the 11 sectors of the S&P 500 Index posted absolute gains, with six of the nine generating robust double-digit positive total returns. The information technology sector led the way, followed by communication services and industrials. On a relative basis, the weakest performing sectors in the S&P 500 Index were utilities, real estate and consumer staples.

Within the U.S. equity market, all capitalization segments generated positive absolute returns during the Reporting Period. Large-cap stocks, as measured by the Russell 1000® Index, were strongest, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, in a reversal from the prior 12-month period, growth stocks meaningfully outperformed value stocks on a relative basis across the capitalization spectrum during the Reporting Period. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we believed the U.S. equity market’s performance will likely depend on the effects of the Fed’s ongoing fight against inflation. Investor optimism improved during the Reporting Period with the consistent deceleration of

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MARKET REVIEW

inflation since its peak in the summer of 2022, thanks largely to declining oil prices and easing global supply constraints that pushed energy and core good prices lower. However, core inflation remained well above the Fed’s 2% target at the end of the Reporting Period, making the central bank inclined to further increase the federal funds rate. The most recent Summary of Economic Projections, a summary released four times a year of Fed policymakers’ projections on a variety of economic indicators and their views on the uncertainty and risks attending the outlook, was forecasting two additional interest rate hikes, bringing the terminal rate to 5.50% to 5.75%. Such a view was echoed by hawkish Fed commentary emphasizing that two additional interest rate hikes can be expected. After 500 basis points of interest rate hikes and the possibility for more, Fed commentary might have a more significant impact on the U.S. equity market than the absolute rate itself, in our opinion.

Although a U.S. economic recession remains a possibility, the combination of slowing inflation, resilient economic growth, and mega-cap technology dominance that we witnessed in the first eight months of 2023 has materially diminished the downside risks of a recession and more aggressive Fed policy, in our view. At the same time, we believed at the end of the Reporting Period that upside potential has vastly expanded from a potential AI-related profit boost. On the other hand, the lagged effect of monetary policy tightening has raised concerns around looming and unexpectedly large repercussions. Some key areas susceptible to recessionary risk, in our view, include the progression of unemployment claims and layoffs as well as tightening credit conditions and its consequent effect on small businesses.

We believe that implementing strategic active management may be the best course of action during this time. Without action, portfolios may be unbalanced during this period of macroeconomic uncertainty, with a decreasing, but still looming, possibility of recession. It is important to note that the S&P 500 Index is overly-concentrated now in the largest holdings and may not have the width of support necessary to weather a recessionary storm. As such, we intend to stay true, as always, to our quality-first investment approach as we continue to seek to invest in businesses with healthy balance sheets, relatively stable cash flow generation and differentiated business models aligned to secular advantages. We think focusing on higher quality investments can help navigate heightened volatility, while also positioning investors to benefit from the next upcycle. We continue to test our strategies and re-evaluate our assumptions with increasing information, staying focused on the long-term investment horizon.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fundamental Equity Value Funds (the “Funds”) own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We remain focused on the long-term performance of the Funds.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

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PORTFOLIO RESULTS

Goldman Sachs Equity Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments that the Goldman Sachs Fundamental Equity U.S. Equity Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Equity Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 6.55%, 5.75%, 6.86%, 6.33%, 6.78%, 6.87%, 6.23% and 6.87%, respectively. These returns compare to the 8.59% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns were solidly positive, the Fund underperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection. Sector allocation as a whole contributed positively, albeit modestly, to the Fund’s relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were communication services, utilities and financials, wherein stock selection hurt most. Having an underweighted allocation to communication services, which outperformed the Russell Index during the Reporting Period, and an overweighted allocation to utilities, which underperformed the Russell Index during the Reporting Period, also hurt. Partially offsetting these detractors was stock selection in the information technology, materials and health care sectors, which contributed positively. Having an overweighted allocation to information technology, which outpaced the Russell Index during the Reporting Period, and an underweighted allocation to health care, which lagged the Russell Index during the Reporting Period, also proved beneficial.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in CVS Health, Truist Financial and NextEra Energy.

Health care services provider and pharmacy retailer CVS Health was the top detractor from the Fund’s relative results during the Reporting Period. Shares of CVS Health took a hit in the fourth quarter of 2022 following the announcement that its largest health insurance plan for Medicate recipients received a lower star rating, making the plan ineligible for government bonus payments in 2024. Its stock also suffered from a pullback in the broader health care sector in the second half of December 2022. Further, the company’s share price depreciated after CVS Health reported weaker than consensus expected fourth quarter 2022 earnings. Investor concerns grew during the first quarter of 2023, as competition in the pharmaceutical space intensified, while the U.S. demand for prescription drugs has begun to decline, and the company continued to grapple with inflationary pressure on its pricing. At the end of the Reporting Period, we recognized that CVS Health has lagged the managed care organization peer group, but we were constructive about the company’s ability to offset recent headwinds by transferring

4

PORTFOLIO RESULTS

its Medicare Advantage members to other four-star rated plans, along with share buybacks. Additionally, we thought CVS Health’s balance sheet remained strong.

Truist Financial engages in the provision of banking services to individuals, businesses and municipalities. Its stock price fell victim to the broader regional bank turbulence in March 2023, as its shares decreased significantly in tandem with the rest of the industry. Ultimately, we did not see any reason to be concerned about Truist Financial and so decided to hold the Fund’s position with conviction.

NextEra Energy, an electric power and energy infrastructure company, saw its stock decline largely in line with the broader utilities sector for the majority of the Reporting Period, as the sector was challenged in the growth-driven market that dominated. On a more stock-specific basis, the company’s share price declined after reporting fourth quarter 2022 revenue behind consensus expectations, even as the company beat earnings per share consensus expectations and reaffirmed forward guidance. Its stock also faced pressure after the head of its Florida utility, Florida Power & Light, retired after a probe about campaign finance laws in the state, though the company stood behind no wrongdoing. NextEra Energy’s stock also declined after it was announced its own Chief Executive Officer was planning to retire but would be replaced by a former Chief Financial Officer of the company. Overall, we believed at the end of the Reporting Period that NextEra Energy would be one of the largest beneficiaries of the Inflation Reduction Act, especially around wind power development, and that the company’s scale would provide the company with an advantage compared to its peers. Thus we maintained the Fund’s position in its stock.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Eli Lilly and Company, Eaton and Caterpillar.

Eli Lilly and Company (“Eli Lilly”) engages in the discovery, development and sale of pharmaceutical products. Its shares surged after the company’s first and second quarter 2023 financial results exceeded consensus expectations given acceleration of revenue growth with impressive performance from growth products and soaring demand of new products. The company saw especially notable results during the Reporting Period from its obesity trial on a new drug, which showed the best weight loss results of any similar product. Scientific studies showed that anti-obesity drugs can reduce the risk of cardiovascular events, which may help weight loss treatments gain health insurance coverage — resulting in availability for a broader market of patients. Overall, we continued at the end of the Reporting Period to believe that Eli Lilly had an attractive new product suite in development and the path to further market share capture remained intact. We further believed the company was well positioned to benefit from the secular growth trend targeting obesity with its best-in-class obesity drug and a full portfolio of next generation obesity drugs in its pipeline.

Power management company Eaton delivered solid operating results throughout the Reporting Period, starting in the third quarter of 2022 when it slightly beat consensus expectations with its results. The market began seeing the benefits for Eaton of being an electrical products company in an increasingly electrified world when the company announced a solid fourth quarter 2022 earnings report, which propelled the company’s stock forward, as it beat consensus expectations on both the top and bottom lines. Furthermore, the company illustrated strong backlog growth, which alludes to strong and ongoing order activity. Then, in July and August 2023, the company’s stock appreciated after it announced electric vehicle fleet charging solutions and after reporting second quarter 2023 earnings ahead of consensus expectations, driven by growth in its electrical and aerospace segments. Further, the company raised its guidance for the full calendar year, anticipating enhanced strength as a leading player in electrical products. At the end of the Reporting Period, we remained positive about the company, as its risk/reward profile looked compelling to us given that Eaton’s management has focused the company primarily as an electrical products business. We also believed the company’s direction was in line with multiple secular tailwinds and its portfolio would benefit from increased spending on U.S. manufacturing due to re-shoring tailwinds, electric vehicle investments and Inflation Reduction Act and Chips Act stimulus.

Shares of Caterpillar, a machine and engine manufacturer, initially rose during the Reporting Period, as the company reported a 25% beat of consensus expectation on third quarter 2022 earnings due to the energy capital expenditure and transition cycle, along with U.S. infrastructure work, all coming to fruition. Further, the company reported its free cash flow conversion was improving as well. Then, the company’s shares came under pressure as Caterpillar faced foreign currency impacts in the fourth calendar quarter even though it still surpassed top-line consensus expectations. Caterpillar then resumed its beating of consensus expectations, raising cadence in the subsequent two quarterly

5

PORTFOLIO RESULTS

earnings reports, which illustrated significant price and cost inflection and a step up in volumes globally. At the end of the Reporting Period, we believed Caterpillar had outperformed as investors were bullish on the company due to increased infrastructure spending in the U.S. and across the world. We also felt such a backdrop would fare well for the company as its construction equipment would be in increased demand to meet development needs. We believed Caterpillar remained well positioned to benefit from the tailwinds of the U.S. infrastructure bill, a trough in construction activity in China, and a beginning of a mining cycle to power a shift to electric vehicles.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in pharmaceutical and biotechnology company AstraZeneca. In our view, the company has a rich product pipeline for 2023, and we believe it is one of the fastest growing names in the pharmaceuticals industry. We further believe that as China returns to growth and recent drug launches gain further adoption, this may well prove accretive to the company’s earnings potential.

We established a Fund position during the Reporting Period in Blackstone, a company that provides investment and fund management services. The commentary coming from Blackstone’s management has been optimistic as the market appears to be moving its focus toward an end to the U.S. Federal Reserve’s interest rate hiking cycle and, in turn, toward rotating into companies that were hurt by higher interest rates. A rebound in capital markets activity would also likely serve this business well, in our opinion.

Conversely, we exited the Fund’s position in medical devices, pharmaceutical and consumer packaged goods manufacturer Johnson & Johnson during the Reporting Period. We maintained conviction in the company’s overarching business, but there is a pending breakup of the company that raises concerns for us. Because we see potentially greater investment opportunities in other health care names, we decided to sell the Fund’s position and reallocate the proceeds accordingly.

We sold the Fund’s position in retail and commercial banking services provider M&T Bank during the Reporting Period. After significant price appreciation in mid-January 2023 given a better than consensus expected earnings report, we decided it would be best to collect the Fund’s gains and reallocate the proceeds to other investment opportunities with what we saw as having greater risk/reward potential. We continued to monitor the name for a future entry point at what we view as an acceptable valuation.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in communication services and consumer discretionary increased. The Fund’s exposure to health care decreased compared to the Russell Index. The Fund’s position in cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had overweight positions relative to the Russell Index in the information technology, utilities and consumer discretionary sectors. On the same date, the Fund had underweight positions compared to the Russell Index in financials, health care and communication services and was rather neutrally weighted to the Russell Index in consumer staples, energy, industrials, materials and real estate.

6

FUND BASICS

Equity Income Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.5%	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	3.3	Banks
Linde PLC	2.4	Chemicals
Cisco Systems, Inc.	2.3	Communications Equipment
ConocoPhillips	2.3	Oil, Gas & Consumable Fuels
Walmart, Inc.	2.3	Consumer Staples Distribution & Retail
Bank of America Corp.	2.2	Banks
Eli Lilly & Co.	2.2	Pharmaceuticals
Procter & Gamble Co. (The)	2.2	Household Products
Bristol-Myers Squibb Co.	2.2	Pharmaceuticals

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of August 31, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS EQUITY INCOME FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 1, 2013 in Class A Shares (with the maximum sales charge of 5.5%) . For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Equity Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	6.55%	6.87%	8.08%	—
Including sales charges	0.68%	5.67%	7.47%	—

Class C
Excluding contingent deferred sales charges	5.75%	6.09%	7.28%	—
Including contingent deferred sales charges	4.70%	6.09%	7.28%	—

Institutional	6.86%	7.22%	8.47%	—

Service	6.33%	6.68%	7.93%	—

Investor	6.78%	7.14%	8.35%	—

Class R6 (Commenced July 31, 2015)	6.87%	7.23%	N/A	7.36%

Class R	6.23%	6.60%	7.81%	—

Class P (Commenced April 17, 2018)	6.87%	7.23%	N/A	7.65%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-40 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 12.87%, 11.91%, 13.13%, 13.11%, 13.17%, 12.51% and 13.17%, respectively. These returns compare to the 8.59% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis due primarily to stock selection overall. Sector allocation as a whole also contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing most positively to the Fund’s relative results was effective stock selection in the industrials, information technology and materials sectors. Having overweighted allocations to industrials and materials, which each outperformed the Russell Index during the Reporting Period, also added value. Only partially offsetting these positive contributors was stock selection in the energy and communication services sectors, which detracted. Having a neutral allocation to utilities, the weakest performing sector in the Russell Index during the Reporting Period, also dampened the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in General Electric, Marvell Technology and Alphabet (Class A).

Industrials conglomerate General Electric was the top positive contributor to the Fund’s relative results during the Reporting Period. The company’s share price initially benefited from the news of its divestiture of GE HealthCare as a standalone business. Despite reporting a top-line third quarter 2022 earnings miss of consensus expectations, the company’s share price appreciated because of a strong beat of consensus expectations on earnings and free cash flow. The company’s share price continued to appreciate in January 2023 on the news of a solid fourth quarter 2022 earnings release, as the company’s core business reported results ahead of consensus expectations. Additionally, investors reacted positively to General Electric’s newly deleveraged business in the wake of the then-recent spinoff of its health care segment. General Electric’s stock appreciated further after the company reaffirmed its 2023 guidance and announced expectations for greater aerospace profits. The company maintained this trend by announcing two quarters with results ahead of market expectations, as General Electric had the fastest free cash flow and earnings

9

PORTFOLIO RESULTS

growth rate of large-cap industrial companies during these quarters. At the end of the Reporting Period, we continued to like General Electric for its aerospace exposure, which we believed was still below mid-cycle, as well as for its improvement and energy transition opportunities within its power business — all at an attractive valuation, in our view. Finally, we maintained our belief that the company’s balance sheet remained strong.

Semiconductor company Marvell Technology was a new purchase for the Fund during the Reporting Period. The company had mixed performance in the second half of 2022 and through early 2023 due to weakness in China’s economy as well as macroeconomic headwinds and storage weakness as customer digestion of inventory took place. Thus, most of the company’s strong performance can be attributed to the second quarter of 2023 when we saw the company take share and be levered to more recession-resistant and growth-leaning end markets. In April 2023, Marvell Technology posted a modest beat of consensus expectations for its first quarter 2023 earnings, but the stock rallied after the company gave more visibility on its artificial intelligence (“AI”)-related pipeline. The company stated it expects its AI-related business to double its revenue in each of the next two years, which sparked investor optimism. The company also announced it expects inventory digestion to be over quicker than it had previously expected. At the end of the Reporting Period, we believed the company stood to benefit from the significant increase in corporate AI spending and had the potential to see strong demand for its data center business as a leading-edge player in the semiconductor industry. We maintained a positive outlook on Marvell Technology given our view of its management’s history of execution and the company’s exposure to structural growth trends in cloud technology, autos and fifth-generation (“5G”) technology.

Alphabet (Class A), the parent company of Google and YouTube, was also a new purchase for the Fund during the Reporting Period. After initial weakness at the end of 2022 due to a European Union court fine regarding antitrust issues and missing earnings estimates given a weaker than consensus expected advertising market, the company was able to get back on track in 2023. Buzz around the company’s AI initiatives drove positive investor sentiment early in the new calendar year. Then, in the last week of April 2023, Alphabet announced a better than consensus expected earnings result, featuring search growth, a significant operating income beat, and a stabilization of YouTube revenue. The company’s stock price surged, reaching its 52-week high following the company’s announcements regarding the addition of AI features to its flagship search product as well as its tools, such as Google Docs and Sheets, to increase the efficiency and expand the capabilities of those products. Alphabet’s shares further rallied after the company announced second quarter 2023 earnings ahead of consensus expectations on both the top and bottom line, driven by better margins, accelerating YouTube and search growth, and ongoing strength in its cloud business. The company illustrated how a majority of advertisers were using its AI tools, and on the advertising side, there was strength in retail. At the end of the Reporting Period, we remained confident in Alphabet as a dominant player with immense access to data and capital in the competition toward developing AI. We also expected the advertising markets to continue to improve in the next two years and believed the company would likely deliver on its operating margin expansion.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Meta Platforms (Class A), CVS Health and L3Harris Technologies.

Meta Platforms (Class A) was the top detractor from the Fund’s relative results during the Reporting Period. Parent company of Facebook, Instagram and Threads, Meta Platforms engages in the development of social media applications. Due to what many saw as excessive hiring and high product development costs, the company posted weak performance in 2022. The company has been focusing its efforts on different new devices to diversify and enter new markets. In doing so, it ramped up spending throughout the fourth quarter of 2022, especially on its metaverse construction project, which lost several billion dollars in 2022. While the company subsequently showed improved cost efficiency and better engagement trends and while we continue to like the name, we sold the Fund’s position in Meta Platforms (Class A) in October 2022, as we preferred to be exposed to other advertising market-levered technology names with what we believed were better risk/reward prospects for the long term.

Health care services provider and pharmacy retailer CVS Health was a new purchase for the Fund during the Reporting Period. Shares of CVS Health took a hit in the fourth quarter of 2022 following the announcement that its largest health insurance plan for Medicate recipients received a lower star rating, making the plan ineligible for government bonus payments in 2024. Its stock also suffered from a pullback in

10

PORTFOLIO RESULTS

the broader health care sector in the second half of December 2022. Further, the company’s share price depreciated after CVS Health reported weaker than consensus expected fourth quarter 2022 earnings. Investor concerns grew during the first quarter of 2023, as competition in the pharmaceutical space intensified, while the U.S. demand for prescription drugs has begun to decline, and the company continued to grapple with inflationary pressure on its pricing. At the end of the Reporting Period, we recognized that CVS Health has lagged the managed care organization peer group, but we were constructive about the company’s ability to offset recent headwinds by transferring its Medicare Advantage members to other four-star rated plans, along with share buybacks. Additionally, we thought CVS Health’s balance sheet remained strong.

L3Harris Technology is an aerospace and defense technology company. The company’s shares came under pressure initially as it reported weaker than consensus expected third quarter 2022 earnings and lowered its full-year forward guidance due to supply-chain issues, labor mobility and inflationary headwinds. Its shares came under further pressure when defense stocks broadly traded lower in the beginning of 2023, as there was news of possible defense budget cuts. Its shares were then modestly lower following the news that the company was acquiring aerospace and defense company Aerojet Rocketdyne Holdings, Inc. at a premium. Substantial pressure subsequently came as L3Harris Technology reported mixed second quarter 2023 earnings results due largely to weaker operating margins. At the end of the Reporting Period, we continued to like the company as its valuation looked relatively attractive to us, and we expected its free cash flow to inflect positively going forward. Finally, in our view, the company was well positioned for key Department of Defense initiatives, which were, at the end of the Reporting Period, in their early stages.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to those purchases mentioned earlier, we initiated a Fund position in integrated oil and gas producer Exxon Mobil. We believe the company is well positioned to increase shareholder value as it continues its share buyback program through 2023. We are also optimistic about what we see as the company’s strong financial position. The company plans to utilize its free cash flow to repay debt as well as strengthen its balance sheet to withstand macroeconomic headwinds. Further, we believe the company is likely to benefit from Inflation Reduction Act tailwinds.

Conversely, we exited the Fund’s position in health insurance company Humana during the Reporting Period. While we still liked the name, we decided to allocate proceeds to what we believed were more attractive risk/reward opportunities. Humana fared well during the past year or so, driven by investment income, as health insurers typically benefit from rising interest rates. Since that tailwind was already priced in, in our view, and as inpatient utilization was running below historically normal trends, we felt there were better uses of capital for the near to medium term.

We eliminated the Fund’s position in property and casualty insurance provider Chubb during the Reporting Period. Much of Chubb’s weak performance during the Reporting Period could be attributed to softer industry pricing, increased competition and the potential for less margin expansion going forward. We elected to sell the Fund position in favor of what we considered more attractive investment opportunities elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in communication services, consumer discretionary, industrials and materials increased. The Fund’s exposure to the consumer staples, energy, financials, health care and information technology sectors decreased compared to the Russell Index.

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PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund was overweight in materials, industrials, communication services and consumer discretionary relative to the Russell Index. On the same date, the Fund was underweight in financials, real estate and energy and was rather neutrally weighted to the Russell Index in consumer staples, health care, information technology and utilities.

12

FUND BASICS

Focused Value Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	6.1%	Oil, Gas & Consumable Fuels
Ameren Corp.	5.0	Multi-Utilities
Salesforce, Inc.	4.7	Software
Ross Stores, Inc.	4.5	Specialty Retail
Bristol-Myers Squibb Co.	4.4	Pharmaceuticals
JPMorgan Chase & Co.	4.3	Banks
Alphabet, Inc., Class A	4.2	Interactive Media & Services
Walmart, Inc.	4.1	Consumer Staples Distribution & Retail
Bank of America Corp.	3.9	Banks
Marvell Technology, Inc.	3.8	Semiconductors & Semiconductor Equipment

[1]	The top 10 holdings may not be representative of the Fund’s future investments

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS FOCUSED VALUE FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Focused Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from July 31, 2015 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception
Class A (Commenced July 31, 2015)
Excluding sales charges	12.87%	9.12%	8.20%
Including sales charges	6.67%	7.91%	7.45%

Class C (Commenced July 31, 2015)
Excluding contingent deferred sales charges	11.91%	8.28%	7.39%
Including contingent deferred sales charges	10.81%	8.28%	7.39%

Institutional (Commenced July 31, 2015)	13.13%	9.47%	8.57%

Investor (Commenced July 31, 2015)	13.11%	9.37%	8.47%

Class R6 (Commenced July 31, 2015)	13.17%	9.49%	8.60%

Class R (Commenced July 31, 2015)	12.51%	8.84%	7.93%

Class P (Commenced April 17, 2018)	13.17%	9.47%	9.93%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

14

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Fundamental Equity U.S. Equity Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest in foreign securities, including securities quoted in foreign currencies. The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 8.88%, 8.03%, 9.16%, 8.66%, 9.16%, 9.17%, 8.60% and 9.24%, respectively. These returns compare to the 8.59% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis due primarily to stock selection overall. Sector allocation as a whole also contributed positively, albeit more modestly, during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing most positively to the Fund’s performance relative to the Russell Index was effective stock selection in the information technology, industrials and materials sectors. Only partially offsetting these positive contributors were financials, consumer staples and consumer discretionary, as stock selection in each detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in General Electric, Eaton and Alphabet (Class A).

Industrials conglomerate General Electric was the top positive contributor to the Fund’s relative results during the Reporting Period. The company’s share price initially benefited from the news of its divestiture of GE HealthCare as a standalone business. Despite reporting a top-line third quarter 2022 earnings miss of consensus expectations, the company’s share price appreciated because of a strong beat of consensus expectations on earnings and free cash flow. The company’s share price continued to appreciate in January 2023 on the news of a solid fourth quarter 2022 earnings release, as the company’s core business reported results ahead of consensus expectations. Additionally, investors reacted positively to General Electric’s newly deleveraged business in the wake of the then-recent spinoff of its health care segment. General Electric’s stock appreciated further after the company reaffirmed its 2023 guidance and announced expectations for greater aerospace profits. The company maintained this trend by announcing two quarters with results ahead of market expectations, as General Electric had the fastest free cash flow and earnings growth rate of large-cap industrial companies during these quarters. At the end of the Reporting Period, we continued to like General Electric for its aerospace exposure, which we believed was still below mid-cycle, as well as for its improvement and energy transition opportunities within its

15

PORTFOLIO RESULTS

power business — all at an attractive valuation, in our view. Finally, we maintained our belief that the company’s balance sheet remained strong.

Power management company Eaton delivered solid operating results throughout the Reporting Period, starting in the third quarter of 2022 when it slightly beat consensus expectations with its results. The market began seeing the benefits for Eaton of being an electrical products company in an increasingly electrified world when the company announced a solid fourth quarter 2022 earnings report, which propelled the company’s stock forward, as it beat consensus expectations on both the top and bottom lines. Furthermore, the company illustrated strong backlog growth, which alludes to strong and ongoing order activity. Then, in July and August 2023, the company’s stock appreciated after it announced electric vehicle fleet charging solutions and after reporting second quarter 2023 earnings ahead of consensus expectations, driven by growth in its electrical and aerospace segments. Further, the company raised its guidance for the full calendar year, anticipating enhanced strength as a leading player in electrical products. At the end of the Reporting Period, we remained positive about the company, as its risk/reward profile looked compelling to us given Eaton’s management has focused the company primarily as an electrical products business. We also believed the company’s direction was in line with multiple secular tailwinds and its portfolio would benefit from increased spending on U.S. manufacturing due to re-shoring tailwinds, electric vehicle investments and Inflation Reduction Act and Chips Act stimulus.

Alphabet (Class A) is the parent company of Google and YouTube. After initial weakness at the end of 2022 due to a European Union court fine regarding antitrust issues and missing earnings estimates given a weaker than consensus expected advertising market, the company was able to get back on track in 2023. Buzz around the company’s artificial intelligence (“AI”) initiatives drove positive investor sentiment early in the new calendar year. Then, in the last week of April 2023, Alphabet announced a better than consensus expected earnings result, featuring search growth, a significant operating income beat, and a stabilization of YouTube revenue. The company’s stock price surged, reaching its 52-week high following the company’s announcements regarding the addition of AI features to its flagship search product as well as its tools, such as Google Docs and Sheets, to increase the efficiency and expand the capabilities of those products. Alphabet’s shares further rallied after the company announced second quarter 2023 earnings ahead of consensus expectations on both the top and bottom line, driven by better margins, accelerating YouTube and search growth, and ongoing strength in its cloud business. The company illustrated how a majority of advertisers were using its AI tools, and on the advertising side, there was strength in retail. At the end of the Reporting Period, we remained confident in Alphabet as a dominant player with immense access to data and capital in the competition toward developing AI. We also expected the advertising markets to continue to improve in the next two years and believed the company would likely deliver on its operating margin expansion.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Meta Platforms (Class A), CVS Health and Foot Locker.

Meta Platforms (Class A) was the top detractor from the Fund’s relative results during the Reporting Period. Parent company of Facebook, Instagram and Threads, Meta Platforms engages in the development of social media applications. Due to what many saw as excessive hiring and high product development costs, the company posted weak performance in 2022. The company has been focusing its efforts on different new devices to diversify and enter new markets. In doing so, it ramped up spending throughout the fourth quarter of 2022, especially on its metaverse construction project, which lost several billion dollars in 2022. While the company subsequently showed improved cost efficiency and better engagement trends and while we continued to like the name, we sold the Fund’s position in Meta Platforms (Class A) in October 2022, as we preferred to be exposed to other advertising market-levered technology names with what we believed were better risk/reward prospects for the long term.

Health care services provider and pharmacy retailer CVS Health was a new purchase for the Fund during the Reporting Period. Shares of CVS Health took a hit in the fourth quarter of 2022 following the announcement that its largest health insurance plan for Medicate recipients received a lower star rating, making the plan ineligible for government bonus payments in 2024. Its stock also suffered from a pullback in the broader health care sector in the second half of December 2022. Further, the company’s share price depreciated after CVS Health reported weaker than consensus expected fourth quarter 2022 earnings. Investor concerns grew during the first quarter of 2023, as competition in the pharmaceutical

16

PORTFOLIO RESULTS

space intensified, while the U.S. demand for prescription drugs has begun to decline, and the company continued to grapple with inflationary pressure on its pricing. At the end of the Reporting Period, we recognized that CVS Health has lagged the managed care organization peer group, but we were constructive about the company’s ability to offset recent headwinds by transferring its Medicare Advantage members to other four-star rated plans, along with share buybacks. Additionally, we thought CVS Health’s balance sheet remained strong.

Athletic footwear and apparel retailer Foot Locker was a new purchase for the Fund during the Reporting Period. Foot Locker announced disappointing second quarter 2023 earnings results and lowered its full-year guidance twice in the first eight months of 2023, pulling its stock price down. The earnings miss was driven by a softening of sales due to macroeconomic headwinds and a pullback in discretionary spending, affecting the consumer discretionary sector broadly. At the end of the Reporting Period, we continued to believe in the company with a long-term perspective, as its new Chief Executive Officer’s leadership should execute, in our opinion, on initiatives to drive more sustainable and profitable growth going forward. Further, the company’s key competitive strengths, in our view, including brand positioning, large global scale, strong vendor relationships and a healthy balance sheet, remained intact at the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to those purchases already mentioned, we initiated a Fund position in computer technology corporation Oracle. Recent traction in multiple product lines has made solid revenue growth a possibility, in our view, and medium-term guidance called for what we saw as attractive improvements in efficiency metrics, such as operating margins and expense management. The company has renewed its focus both on building cloud infrastructure, as cloud computing has seen significant momentum during the past few years, and on adding to its vertical software-as-a-service-based application portfolio. Overall, we believe Oracle is likely to continue to grow should it benefit as we anticipate from its large size, end-market diversification, wide array of product offerings and recurring revenue base.

We established a Fund position in oil and natural gas company EOG Resources during the Reporting Period. We hold confidence in EOG Resources because of what we consider to be its attractive geographic positions and production costs and what we see as a remarkably strong balance sheet with low debt as well as its efforts to return cash to shareholders through dividend growth and share repurchases.

Conversely, in addition to the sale of Meta Platforms (Class A) mentioned earlier, we exited the Fund’s position in oil and natural gas exploration and production company ConocoPhillips during the Reporting Period. While we like the company in the longer term, we decided to reallocate capital given our reservations around the company’s valuation and medium-term catalysts. We ultimately sold the position in favor of what we considered to be more attractive risk/reward opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in communication services, consumer discretionary, materials and utilities increased. The Fund’s exposure to consumer staples, financials and health care decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had overweight positions relative to the Russell Index in the materials and utilities sectors. On the same date, the Fund had underweight positions compared to the Russell Index in financials and real estate and had rather neutral allocations relative to the Russell Index in communication services, consumer discretionary, consumer staples, energy, health care, industrials and information technology.

17

FUND BASICS

Large Cap Value Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.8%	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	3.3	Banks
Walmart, Inc.	2.8	Consumer Staples Distribution & Retail
Eaton Corp. PLC	2.0	Electrical Equipment
Bristol-Myers Squibb Co.	2.0	Pharmaceuticals
Alphabet, Inc., Class A	1.9	Interactive Media & Services
Berkshire Hathaway, Inc., Class B	1.9	Financial Services
BlackRock, Inc.	1.9	Capital Markets
Oracle Corp.	1.9	Software
General Electric Co.	1.8	Industrial Conglomerates

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on September 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	8.88%	6.98%	7.71%	—
Including sales charges	2.93%	5.77%	7.10%	—

Class C
Excluding contingent deferred sales charges	8.03%	6.19%	6.91%	—
Including contingent deferred sales charges	6.95%	6.19%	6.91%	—

Institutional	9.16%	7.30%	8.08%	—

Service	8.66%	6.79%	7.55%	—

Investor	9.16%	7.24%	7.98%	—

Class R6 (Commenced July 31, 2015)	9.17%	7.32%	N/A	6.94%

Class R	8.60%	6.70%	7.44%	—

Class P (Commenced April 17, 2018)	9.24%	7.32%	N/A	7.84%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

19

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 4.97%, 4.24%, 5.39%, 4.86%, 5.24%, 5.38%, 4.72% and 5.38%, respectively. These returns compare to the 5.65% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns were solidly positive, the Fund slightly underperformed the Russell Index on a relative basis due primarily to stock selection overall. Sector allocation as a whole contributed positively, albeit modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index was stock selection in the utilities, information technology and consumer discretionary sectors. Having an average underweighted allocation to consumer discretionary, which outpaced the Russell Index during the Reporting Period, also hurt. Partially offsetting these detractors was stock selection in the materials, industrials and health care sectors, which contributed positively. Having an overweighted allocation to industrials, which was the strongest performing sector in the Russell Index during the Reporting Period, also boosted the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in First Republic Bank, Viavi Solutions and AES.

First Republic Bank engages in the provision of private banking, business banking, real estate lending and wealth management. The company’s stock faced initial weakness when it reported third quarter 2022 earnings slightly better than consensus expectations but guided future net interest margins in the lower end of its previous guidance. Then, in the first quarter of 2023, its stock price declined driven by broader fear in the banking industry, as regional banks illustrated an asset/liability mismatch in invested securities that caused fears in customers. This led to withdrawals of balances from regional banks in favor of larger financial institutions. While we had previously liked its underlying businesses, we ultimately decided to sell the Fund’s position in First Republic Bank, as perception often drives stock prices and fear around solvency caused volatility for regional banks.

Network and service enabling solutions and optical products provider Viavi Solutions was another top detractor from the Fund’s relative results during the Reporting Period. After

20

PORTFOLIO RESULTS

several consecutive quarters of consensus beats and guidance raises, Viavi Solutions reported a disappointing third quarter 2022, as its network services enablement business segment was negatively affected by a major slowdown in order placement by various service providers. While unclear when this business will come back, we believed we were still early in the fifth-generation (“5G”) deployment cycle in the U.S., and thus, it is a matter of when, not if. This weakness continued to be seen in the company’s first quarter 2023 earnings report, as the company was under-earning in nearly all segments versus what is historically normalized. However, we believed the company was near trough levels and end-market stabilization. As a result, we held the Fund position, continuing to believe at the end of the Reporting Period that Viavi Solutions was well positioned as a share gainer in its core markets, with what we viewed as an attractive valuation. We also held high confidence in the execution abilities of the company’s management team.

Shares of utility and power generation company AES came under pressure when the company announced its first quarter 2023 earnings. Such earnings were roughly in line with consensus expectations, but investors were concerned about AES’ ability to hit its growth targets with its then-current plan to exit coal assets by 2025. The company’s earnings growth was driven more by tax credits than by earnings before interest, taxes, depreciation and amortization (“EBITDA”) growth, which, alongside the illustrated need for more financing than the company had previously expected, hurt investor sentiment. The market was further unimpressed when the company reported its second quarter 2023 earnings, again largely in line with consensus expectations. The company also traded lower when it was announced its Chief Operating Officer would step down. With all that, we continued to believe in AES at the end of the Reporting Period given that the stock remained inexpensive, in our view, and highly leveraged to the renewable energy secular growth theme. We believed the company should benefit from the Inflation Reduction Act in the U.S. and has strong utility growth opportunities driven by renewables, strong growth potential in its jurisdictions, and past underinvestment.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Old Dominion Freight Line, ITT and Arch Capital Group.

Less-than-truckload shipping company Old Dominion Freight Line was the top positive contributor to the Fund’s relative results during the Reporting Period. The company reported a solid fourth quarter 2022 earnings report, with a bottom-line beat of consensus expectations driven by improved margins due to strong pricing and cost controls. The company also announced a 33% increase to its dividend. Shares of the company then appreciated again in June 2023 on news that industry rival, Yellow Corporation, could declare bankruptcy, which would create a significant opportunity for Old Dominion Freight Line to increase its market share. Such a scenario could also cause immediate pricing and volume gains for other less-than-truckload companies. Subsequently, the company announced second quarter 2023 earnings with a slight earnings per share beat of consensus expectations on improved margins. The results also featured pricing growth, moderating tonnage declines and strong cost control. At the end of the Reporting Period, we continued to believe the company was likely to hold up well in a potential economic downturn due to execution and superior industry structure. We also believed Old Dominion Freight Line may be poised to potentially benefit from what we saw as structural growth opportunities in the industry, with the freight cycle well below mid-cycle and with industry price discipline remaining strong.

ITT engages in the manufacture and sale of components and solutions primarily used in the transportation, industrial and energy markets. The company performed well as it got to the right side of balancing cost and price dynamics through the end of 2022 and saw continued strength in orders across its business segments. ITT maintained this strength throughout the Reporting Period through operational performance, as its margins set new highs and its free cash flow conversion was impressive, in our view, as evidenced by its second quarter 2023 results announced in August. The company has been demonstrating ongoing margin expansion, and, at the end of the Reporting Period, we believed the company could achieve higher profitability going forward.

Arch Capital Group is a global insurance, reinsurance and mortgage insurance writing company. The company performed well throughout its business mix during the Reporting Period, as it expanded more into reinsurance and maintained strong mortgage results. The company also illustrated strong operating results, beating consensus estimates during the Reporting Period while also engaging in shareholder-friendly initiatives through stock repurchases.

21

PORTFOLIO RESULTS

Overall, at the end of the Reporting Period, we believed Arch Capital Group would likely continue to grow in what we saw as a favorable environment, boding well for its future earnings power amid high interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We re-initiated a Fund position in semiconductor company Marvell Technology during the Reporting Period, having sold the position in the prior 12-month period. We believe Marvell Technology stands to benefit from the significant increase in corporate artificial intelligence (“AI”) spending and has the potential to see strong demand for its data center business as a leading-edge player in the semiconductor industry. We also have a positive outlook on the company given its management’s history of execution and its exposure to structural growth trends in cloud technologies, autos and 5G technology.

We established a Fund position in off-price apparel and home accessories retailer Ross Stores during the Reporting Period. Off-price remains our favored segment of the retail industry for 2023. Also, the combination of Ross Stores’ underlying fundamentals remaining healthy, in our view, and its risk/reward profile appearing relatively more attractive to us prompted our decision to purchase the stock. We believe its stock can perform well as the company’s previous guidance does not assume any trade-down buying trends or store traffic improvements.

Conversely, in addition to the sale of First Republic Bank mentioned earlier, we exited the Fund’s position in financial investment management and insurance company Principal Financial Group during the Reporting Period. We decided to sell based on our belief that other insurance companies had more attractive valuations at the time and higher long-term growth potential than Principal Financial Group.

We eliminated the Fund’s position in food company McCormick & Company during the Reporting Period. While we still like the name with a long-term perspective, we sold the Fund position given our uncertainty around the company’s Chief Executive Officer transition and the company’s relative strength in 2023 year-to-date. We ultimately saw what we viewed as better opportunities in the Fund’s portfolio with more catalysts in the nearer term.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the Russell Index in financials increased and its allocation compared to the Russell Index in information technology decreased. The Fund’s position in cash also decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had overweight positions relative to the Russell Index in financials and materials. On the same date, the Fund had underweight positions relative to the Russell Index in information technology, real estate and consumer staples and was rather neutrally weighted to communication services, consumer discretionary, energy, health care, industrials and utilities.

22

FUND BASICS

Mid Cap Value Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Marvell Technology, Inc.	2.2%	Semiconductors & Semiconductor Equipment
Martin Marietta Materials, Inc.	2.1	Construction Materials
Steel Dynamics, Inc.	1.9	Metals & Mining
Ross Stores, Inc.	1.8	Specialty Retail
ITT, Inc.	1.8	Machinery
Fortive Corp.	1.8	Machinery
Raymond James Financial, Inc.	1.8	Capital Markets
Zimmer Biomet Holdings, Inc.	1.7	Health Care Equipment & Supplies
AMETEK, Inc.	1.6	Electrical Equipment
Fidelity National Information Services, Inc.	1.6	Financial Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

23

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $10,000 investment made on September 1, 2013 in Class A Shares (with a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	4.97%	8.22%	8.29%	—
Including sales charges	-0.79%	7.00%	7.68%	—

Class C
Excluding contingent deferred sales charges	4.24%	7.41%	7.48%	—
Including contingent deferred sales charges	3.20%	7.41%	7.48%	—

Institutional	5.39%	8.62%	8.71%	—

Service	4.86%	8.08%	8.17%	—

Investor	5.24%	8.49%	8.56%	—

Class R6 (Commenced July 31, 2015)	5.38%	8.63%	N/A	7.69%

Class R	4.72%	7.95%	8.02%	—

Class P (Commenced April 17, 2018)	5.38%	8.64%	N/A	8.79%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

24

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 2.71%, 1.96%, 2.96%, 2.46%, 2.94%, 2.99%, 2.44% and 2.97%, respectively. These returns compare to the 2.17% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection. Sector allocation as a whole also contributed positively to the Fund’s relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the industrials, health care and consumer staples sectors contributed most positively to the Fund’s performance relative to the Russell Index. Having an overweighted allocation to industrials, which was the second-strongest performing sector in the Russell Index during the Reporting Period, and having an underweighted allocation to health care, which was the weakest performing sector in the Russell Index during the Reporting Period, also helped. Only partially offsetting these positive contributors was weak stock selection in the energy, financials and real estate sectors, which detracted. Having an underweighted allocation to energy, which was the best performing sector in the Russell Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Terex, Meritage Homes and Federal Signal.

The stock price of Terex, a manufacturer of lifting and material processing products, more than doubled during the Reporting Period on the back of four straight quarters of beating consensus expectations and raising guidance. Despite the uncertain macroeconomic backdrop, Terex consistently executed well on the margin front, especially within its aerial work platforms business segment, supported by improved supply chains and operating efficiencies. At the end of the Reporting Period, we maintained conviction in Terex given what we saw as its robust backlog, healthy balance sheet and persistent revenue and earnings growth amid macroeconomic volatility.

Meritage Homes is a company that engages in the design and construction of single-family attached and detached homes. Its stock rose during the Reporting Period supported by a strong bounce back in housing data in conjunction with

25

PORTFOLIO RESULTS

robust demand and consistent supply, allowing for selective price increases. Meritage Homes closed out 2022 delivering 29% more homes and 32% higher home closing revenue in the fourth quarter of 2022 compared to the prior year. Then, its stock price surged more than 26% in the first quarter of 2023 alone, as existing home sales jumped 14.5% in February 2023, breaking a 12-month streak of declines and marking the largest monthly percentage increase since July 2020. At the end of the Reporting Period, we believed Meritage Homes was well positioned to continue growing in the long term due to what we viewed as its high demand, its strong returns and balance sheet, and its efficient construction model. The increase in demand for lower-end homes, combined with stabilizing home prices, should allow the company, in our opinion, to raise prices and generate higher profits.

Shares of Federal Signal, a manufacturer and supplier of safety, signaling and communications equipment, consistently appreciated during the Reporting Period. Federal Signal reported multiple consecutive quarters of beating consensus expectations and raising guidance since the first quarter of 2022, and investors reacted positively to the company’s merger and acquisition activity. The earnings beats were driven by better top-line results, strong demand, improving supply chains and a strong merger and acquisition pipeline. More specifically, the announced acquisition of Trackless Vehicles Limited, a leading manufacturer of multi-purpose tractors, boosted Federal Signal’s position as an industry-leading diversified manufacturer of specialized vehicles, driving a significant jump in the company’s stock price. At the end of the Reporting Period, we liked that Federal Signal had already started to see the benefits from federal stimulus funding in its then-recent order trends. We also believed the company’s active merger and acquisition pipeline, combined with multi-year tailwinds from infrastructure legislation, had positioned the company well for long-term growth.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Hudson Pacific Properties, FARO Technologies and Lakeland Financial.

Hudson Pacific Properties is a real estate company that owns, operates, develops and acquires office, media and entertainment properties. Despite largely in-line or above consensus expectation earnings results, softer guidance and broad weakness in its peer group drove the company’s stock lower during the Reporting Period. Real estate investment trusts (“REITs”), as a group, sharply declined in March 2023 when regional bank failures pushed REITs notably lower because of their exposure to regional banks. In addition, Hudson Pacific Properties suffered heavy losses from the Writers Guild of America strike, a labor dispute between writers and major production companies. Hudson Pacific Properties’ studios experienced a major decline in production activity, as new content was halted consequent to the strike. We ultimately sold the Fund’s position in Hudson Pacific Properties given our concerns around the potential for meaningful earnings growth and multiple expansion.

FARO Technologies is a provider of three-dimensional (“3D”) measurement, imaging and realization technologies for manufacturing, construction and public safety analytics industries. Its stock price plummeted following the announcement that its current Chief Executive Officer was retiring. The company also had disappointing earnings results, with below average cash and poor profitability. Its management noted that there was a significant drop in demand due to macroeconomic uncertainty, as customers had been spending less on discretionary capital equipment given high inflation levels. We ultimately exited the Fund’s position in FARO Technologies in favor of higher conviction ideas elsewhere in the Fund’s portfolio.

Lakeland Financial is a commercial and retail banking services provider. Most of its stock’s depreciation during the Reporting Period came after Lakeland Financial reported challenging first quarter 2023 earnings results due to higher than consensus expected margin pressures and a higher provision expense, as the bank increased reserves given the uncertain macroeconomic backdrop. Further, banking shares broadly declined on the back of regulatory headwinds, with the U.S. Federal Reserve eyeing sharply higher capital requirements for the biggest lenders. At the end of the Reporting Period, we held the position, continuing to view the bank as high quality given what we considered to be its strong return profile and operating fundamentals. Additionally, we were optimistic about the bank’s loan growth potential and expansion of wealth management opportunities going forward, which could help offset margin pressure.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

26

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in oil and gas exploration company Chord Energy. We believed the company’s valuation was attractive at the time of purchase and liked its 75% capital return target. Chord Energy also recently announced a tuck-in all cash deal, which we viewed positively, as we expect it to improve Chord Energy’s inventory life. (A tuck-in acquisition, often referred to as a “bolt-on acquisition,” is a type of acquisition in which the acquiring company merges the acquired company into a division of the acquiring entity.)

We established a Fund position in wood and wood-alternative products manufacturer UFP Industries during the Reporting Period. We were positive on UFP Industries given what we viewed as its robust free cash flow, healthy balance sheet, attractive valuation and focus on new products where an improving mix continues to enhance margins.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in ABM Industries, a facility services and solutions provider, during the Reporting Period. ABM Industries’ shares slid in June 2023, as a combination of reduced work orders and a tight labor market hurt its margin expansion and revenue growth. We decided to sell the position in favor of other higher conviction names with what we believed to be stronger outlooks.

We eliminated the Fund’s position in Agree Realty, a REIT. We had initiated the Fund’s position in Agree Realty in June 2022. In July 2023, after challenging year-to-date performance, our investment thesis changed, and proceeds from the sale were reinvested into higher conviction ideas in the real estate sector.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the Russell Index in consumer discretionary increased and its allocations compared to the Russell Index in real estate and communication services decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund was overweight compared to the Russell Index in industrials, materials, information technology and consumer discretionary. On the same date, the Fund was underweight compared to the Russell Index in financials, real estate, health care and communication services and was rather neutrally weighted to energy, consumer staples and utilities.

27

FUND BASICS

Small Cap Value Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

Terreno Realty Corp. REIT	1.3%	Industrial REITs
Hostess Brands, Inc.	1.3	Food Products
Meritage Homes Corp.	1.3	Household Durables
SITE Centers Corp. REIT	1.2	Retail REITs
Physicians Realty Trust REIT	1.2	Health Care REITs
ESCO Technologies, Inc.	1.1	Machinery
Chord Energy Corp.	1.0	Oil, Gas & Consumable Fuels
UFP Industries, Inc.	1.0	Building Products
Arcosa, Inc.	1.0	Construction & Engineering
Acadia Realty Trust REIT	1.0	Retail REITs

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund (if any) are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

28

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on September 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	2.71%	2.22%	6.79%	—
Including sales charges	-2.94%	1.07%	6.19%	—

Class C
Excluding contingent deferred sales charges	1.96%	1.46%	6.00%	—
Including contingent deferred sales charges	0.94%	1.46%	6.00%	—

Institutional	2.96%	2.56%	7.18%	—

Service	2.46%	2.05%	6.65%	—

Investor	2.94%	2.47%	7.06%	—

Class R6 (Commenced July 31, 2015)	2.99%	2.57%	N/A	5.93%

Class R	2.44%	1.96%	6.53%	—

Class P (Commenced April 17, 2018)	2.97%	2.57%	N/A	3.64%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

29

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 4.03%, 3.25%, 4.33%, 4.28%, 4.41%, 3.75% and 4.34%, respectively. These returns compare to the 5.74% average annual total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns but underperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation decisions as a whole contributed positively, albeit modestly, to the Fund’s relative results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in energy, materials and real estate detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period. Having a position in cash, though small, also dampened results during a Reporting Period when the Russell Index rallied. Partially offsetting these detractors was effective stock selection in the industrials, health care and financials sectors, which contributed positively to the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Exact Sciences, Heathcare Realty Trust and SM Energy.

Exact Sciences is a molecular diagnostics company specializing in the detection of early stage cancers. We had initiated a Fund position in the company in June 2023, as we believed Exact Sciences had a notable total addressable market (“TAM”) opportunity in front of it. Despite a second calendar quarter in which the company beat consensus expectations and raised its guidance with an encouraging update on Cologuard 2.0, which released positive clinical trial data a few months prior, Exact Sciences’ stock price fell materially following the release, partially due, we believe, to expectations being quite high going into the quarter. Exact Sciences’ management expressed that the company is only modestly penetrated into the total potential patient TAM for Cologuard, leaving significantly more growth runway. In our view, the company has been executing on its promise to punch through certain earnings goals, and, at the end of the Reporting Period, we believed Exact Sciences could continue to drive increasing profitability over time.

30

PORTFOLIO RESULTS

Healthcare Realty Trust is a real estate investment trust (“REIT”) focused on owning, managing, acquiring and developing outpatient medical facilities. Healthcare Realty Trust underperformed both health care REITS and REITs overall during the Reporting Period driven largely by earnings shortfalls. Its stock price also declined after the company decreased guidance to reflect inflationary pressure on labor costs negatively affecting its operating expenses. At the end of the Reporting Period, we continued to believe the medical office building industry would likely benefit from the ongoing shift in the health care system from inpatient to outpatient settings.

Shares of hydrocarbon exploration company SM Energy fell during the Reporting Period underpinned by a decrease in commodity prices and weak sentiment surrounding the economy and demand growth. We ultimately exited the Fund’s position in SM Energy in favor of what we saw as better risk/reward opportunities within the energy sector.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Saia, Flex and KBR.

Saia provides regional and interregional less-than-truckload (“LTL”) services through a single integrated organization. The share price of transportation holding company Saia skyrocketed during the Reporting Period, with investors apparently wanting to buy truckers’ shares before an economic recovery. Industry concerns surrounding LTL competitor and third-largest LTL company based on 2022 revenue, Yellow Corporation, further boosted Saia’s share price. Any potential reduction in Yellow Corporation’s operations would be a tailwind to volume and industry-wide pricing. At the end of the Reporting Period, we continued to think LTL fundamentals should hold up well in an economic downturn, and good operators should take share and drive significant operating leverage in a recovery. Saia also has a distinctive opportunity to continue closing the price gap versus industry-leading peers, in our opinion, as its service has improved along with greater network density.

Electronic manufacturing services company Flex saw its stock price benefit during the Reporting Period from especially strong gross margins and demand within auto, industrial and NEXTracker, which more than offset weakness in consumer markets. (NEXTracker, a Flex company, delivers smart solar photovoltaic and storage system solutions to customers accelerating the clean energy transformation worldwide). Also, the electronic equipment and instruments industry as a group performed well during the Reporting Period. At the end of the Reporting Period, we continued to view Flex as well positioned for long-term growth given its increasing exposure to non-traditional and secularly expanding end-markets, such as electric vehicles and renewables, which we believe have higher margin potential than its traditional end-markets. Flex also has the ability, we thought, to increase its market share given its substantial North American footprint.

KBR provides differentiated professional services and technologies across the asset and program life cycle within the government services and hydrocarbons industries. After a slow start to the Reporting Period, KBR’s stock jumped in the second quarter of 2023 as industrials rallied. KBR also reported consecutive earnings beats of consensus expectations driven by outsized margins, revenue growth, higher government activity in Europe, and a growing sustainable technology solutions pipeline. At the end of the Reporting Period, we continued to like what we saw as KBR’s strong backlog, solid free cash flow profile, acquisition activity, and exposure to stable and growing end-markets across both governments and process technology companies.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to the purchase of Exact Sciences already mentioned, we initiated a Fund position in American Homes 4 Rent (Class A), a REIT. We like the company because it has benefited from what we consider to be favorable demographics, limited supply and the sharp rise in the cost of home ownership.

We established a Fund position in Timken, a manufacturer of bearings and industrial motion products, during the Reporting Period. Timken reported a solid fourth quarter 2022 earnings beat of consensus expectations with enhanced margin performance driven by increased volumes. Although its management provided conservative 2023 guidance, we are encouraged by Timken’s fourth quarter results and believe its pricing/growth balance should remain strong.

Conversely, in addition to the sale of SM Energy mentioned earlier, we sold the Fund’s position in National Instruments

31

PORTFOLIO RESULTS

during the Reporting Period. National Instruments is a company that engages in the design and sale of systems to engineers and scientists that accelerate productivity, innovation and discovery. We believed the company had a less compelling risk/reward profile and offered lower growth potential than its peers.

We exited the Fund’s position in Camden Property Trust, a REIT. The company’s rent growth had been showing signs of deceleration due to higher supply and elevated bad debt. We ultimately sold the position and reallocated the proceeds to higher conviction ideas elsewhere in the Fund’s portfolio.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the Russell Index in industrials increased, and its allocations compared to the Russell Index in financials and communication services decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2023?

A	At the end of August 2023, the Fund had an overweight position compared to the Russell Index in industrials, had underweight positions compared to the Russell Index in health care and communication services, and was rather neutrally weighted in the remaining eight sectors of the Russell Index.

32

FUND BASICS

Small/Mid Cap Value Fund

as of August 31, 2023

TOP 10 HOLDINGS AS OF 8/31/23[1]

Holding	% of Net Assets	Line of Business

KBR, Inc.	1.5%	Professional Services
Curtiss-Wright Corp.	1.5	Aerospace & Defense
Regal Rexnord Corp.	1.4	Electrical Equipment
AECOM	1.4	Construction & Engineering
Ciena Corp.	1.4	Communications Equipment
MKS Instruments, Inc.	1.3	Semiconductors & Semiconductor Equipment
Regency Centers Corp. REIT	1.3	Retail REITs
American Homes 4 Rent, Class A REIT	1.2	Residential REITs
Terreno Realty Corp. REIT	1.2	Industrial REITs
Timken Co. (The)	1.2	Machinery

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2023

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

33

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on January 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small/Mid Cap Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2014 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2014)
Excluding sales charges	4.03%	5.41%	6.91%
Including sales charges	-1.66%	4.23%	6.28%

Class C (Commenced January 31, 2014)
Excluding contingent deferred sales charges	3.25%	4.62%	6.13%
Including contingent deferred sales charges	2.22%	4.62%	6.13%

Institutional (Commenced January 31, 2014)	4.33%	5.79%	7.34%

Investor (Commenced January 31, 2014)	4.28%	5.67%	7.18%

Class R6 (Commenced July 31, 2015)	4.41%	5.80%	7.08%

Class R (Commenced January 31, 2014)	3.75%	5.14%	6.65%

Class P (Commenced April 17, 2018)	4.34%	5.79%	6.09%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

34

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.4%
Aerospace & Defense – 1.2%
26,989	L3Harris Technologies, Inc.	$4,806,471

Air Freight & Logistics – 1.2%
28,700	United Parcel Service, Inc., Class B	4,861,780

Banks – 6.5%
311,818	Bank of America Corp.	8,939,822
90,809	JPMorgan Chase & Co.	13,288,081
125,515	Truist Financial Corp.	3,834,483

		26,062,386

Beverages – 2.7%
119,750	Coca-Cola Co. (The)	7,164,643
58,075	Coca-Cola Europacific Partners PLC (United Kingdom)	3,723,188

		10,887,831

Biotechnology – 1.7%
89,387	Gilead Sciences, Inc.	6,836,318

Capital Markets – 5.8%
7,781	BlackRock, Inc.	5,450,902
70,907	Blackstone, Inc.	7,542,378
48,822	Morgan Stanley	4,157,193
67,888	Nasdaq, Inc.	3,562,762
23,725	Singapore Exchange Ltd. ADR (Singapore)	2,534,304

		23,247,539

Chemicals – 3.6%
16,052	Air Products and Chemicals, Inc.	4,743,205
25,139	Linde PLC	9,729,799

		14,473,004

Commercial Services & Supplies – 1.8%
51,720	Republic Services, Inc.	7,454,404

Communications Equipment – 2.3%
161,055	Cisco Systems, Inc.	9,236,504

Construction & Engineering – 0.6%
88,038	Vinci SA ADR (France)	2,451,858

Consumer Finance – 1.3%
31,950	American Express Co.	5,047,781

Consumer Staples Distribution & Retail – 2.2%
55,833	Walmart, Inc.	9,079,004

Containers & Packaging – 0.8%
97,440	International Paper Co.	3,402,605

Diversified Telecommunication Services – 1.4%
377,286	AT&T, Inc.	5,580,060

Electric Utilities – 2.6%
107,299	NextEra Energy, Inc.	7,167,573
58,948	Xcel Energy, Inc.	3,367,699

		10,535,272

Common Stocks – (continued)
Electrical Equipment – 2.0%
35,516	Eaton Corp. PLC	8,181,821

Financial Services – 1.1%
17,464	Visa, Inc., Class A	4,290,556

Food Products – 1.5%
43,471	General Mills, Inc.	2,941,248
97,307	Kraft Heinz Co. (The)	3,219,889

		6,161,137

Ground Transportation – 0.9%
17,201	Norfolk Southern Corp.	3,526,377

Health Care Equipment & Supplies – 2.4%
59,296	Abbott Laboratories	6,101,558
29,024	Zimmer Biomet Holdings, Inc.	3,457,339

		9,558,897

Health Care Providers & Services – 2.3%
88,606	CVS Health Corp.	5,774,453
7,623	UnitedHealth Group, Inc.	3,632,969

		9,407,422

Health Care REITs – 1.0%
187,613	Healthpeak Properties, Inc. REIT	3,861,076

Hotels, Restaurants & Leisure – 2.8%
25,371	McDonald’s Corp.	7,133,057
33,685	Yum! Brands, Inc.	4,358,165

		11,491,222

Household Products – 2.2%
57,396	Procter & Gamble Co. (The)	8,858,499

Industrial Conglomerates – 1.4%
29,748	Honeywell International, Inc.	5,590,839

Insurance – 2.6%
47,103	Allstate Corp. (The)	5,078,174
28,744	Marsh & McLennan Cos., Inc.	5,604,793

		10,682,967

IT Services – 1.1%
13,494	Accenture PLC, Class A	4,368,952

Machinery – 2.9%
24,811	Caterpillar, Inc.	6,975,117
19,729	Illinois Tool Works, Inc.	4,879,968

		11,855,085

Media – 2.4%
57,608	Comcast Corp., Class A	2,693,750
84,706	New York Times Co. (The), Class A	3,749,934
38,765	Omnicom Group, Inc.	3,140,353

		9,584,037

Metals & Mining – 1.2%
78,390	Rio Tinto PLC ADR (Australia)	4,899,375

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Multi-Utilities – 3.5%
56,859	Ameren Corp.	$4,507,213
66,840	CMS Energy Corp.	3,755,740
45,356	Dominion Energy, Inc.	2,201,580
56,091	National Grid PLC ADR (United Kingdom)(a)	3,545,512

		14,010,045

Oil, Gas & Consumable Fuels – 7.9%
76,627	ConocoPhillips	9,120,912
43,781	EOG Resources, Inc.	5,631,112
127,869	Exxon Mobil Corp.	14,217,754
46,986	Shell PLC ADR (Netherlands)	2,917,361

		31,887,139

Personal Care Products – 0.3%
50,576	Kenvue, Inc.	1,165,777

Pharmaceuticals – 6.3%
115,969	AstraZeneca PLC ADR (United Kingdom)	7,865,018
142,250	Bristol-Myers Squibb Co.	8,769,712
15,995	Eli Lilly & Co.	8,864,429

		25,499,159

Residential REITs – 1.1%
24,582	AvalonBay Communities, Inc. REIT	4,518,663

Retail REITs – 0.8%
49,234	Regency Centers Corp. REIT	3,062,355

Semiconductors & Semiconductor Equipment – 3.2%
7,550	KLA Corp.	3,789,119
95,444	Marvell Technology, Inc.	5,559,613
21,736	Texas Instruments, Inc.	3,652,952

		13,001,684

Software – 3.6%
6,783	Intuit, Inc.	3,675,097
12,176	Microsoft Corp.	3,990,806
56,132	Oracle Corp.	6,757,731

		14,423,634

Specialized REITs – 2.2%
18,696	American Tower Corp. REIT	3,389,959
42,399	Digital Realty Trust, Inc. REIT	5,584,796

		8,974,755

Specialty Retail – 2.1%
19,761	Lowe’s Cos., Inc.	4,554,515
33,516	Ross Stores, Inc.	4,082,584

		8,637,099

Technology Hardware, Storage & Peripherals – 1.2%
87,902	Dell Technologies, Inc., Class C	4,943,608

Textiles, Apparel & Luxury Goods – 1.3%
52,825	NIKE, Inc., Class B	5,372,831

Common Stocks – (continued)
Trading Companies & Distributors – 1.5%
101,919	Fastenal Co.	5,868,496

Water Utilities – 0.9%
25,473	American Water Works Co., Inc.	3,534,124

TOTAL COMMON STOCKS
(Cost $331,331,209)		$401,180,448

Shares	Dividend Rate	Value

Investment Company – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
714,371	5.234%	$714,371
(Cost $714,371)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $332,045,580)		$401,894,819

Securities Lending Reinvestment Vehicle – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,298,115	5.234%	$1,298,115
(Cost $1,298,115)

TOTAL INVESTMENTS – 99.9%
(Cost $333,343,695)		$403,192,934

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		216,288

NET ASSETS – 100.0%		$403,409,222

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 97.6%
Aerospace & Defense – 2.7%
7,074	L3Harris Technologies, Inc.	$1,259,809

Banks – 8.1%
63,345	Bank of America Corp.	1,816,101
13,657	JPMorgan Chase & Co.	1,998,429

		3,814,530

Biotechnology – 2.8%
16,910	Gilead Sciences, Inc.	1,293,277

Capital Markets – 3.8%
2,524	BlackRock, Inc.	1,768,163

Chemicals – 2.7%
4,623	Sherwin-Williams Co. (The)	1,256,162

Construction Materials – 3.0%
3,188	Martin Marietta Materials, Inc.	1,423,155

Consumer Staples Distribution & Retail – 4.1%
11,937	Walmart, Inc.	1,941,076

Diversified Telecommunication Services – 2.8%
88,084	AT&T, Inc.	1,302,762

Ground Transportation – 3.0%
3,312	Old Dominion Freight Line, Inc.	1,415,449

Health Care Equipment & Supplies – 6.2%
29,766	Boston Scientific Corp.*	1,605,578
11,108	Zimmer Biomet Holdings, Inc.	1,323,185

		2,928,763

Health Care Providers & Services – 2.8%
20,044	CVS Health Corp.	1,306,267

Household Products – 3.5%
22,703	Colgate-Palmolive Co.	1,667,989

Industrial Conglomerates – 3.6%
14,747	General Electric Co.	1,687,942

Insurance – 2.6%
11,119	Globe Life, Inc.	1,240,547

Interactive Media & Services – 4.1%
14,317	Alphabet, Inc., Class A*	1,949,546

Machinery – 6.1%
5,847	Caterpillar, Inc.	1,643,767
12,975	Stanley Black & Decker, Inc.	1,224,581

		2,868,348

Metals & Mining – 3.0%
35,242	Freeport-McMoRan, Inc.	1,406,508

Multi-Utilities – 5.0%
29,383	Ameren Corp.	2,329,190

Oil, Gas & Consumable Fuels – 6.1%
25,800	Exxon Mobil Corp.	2,868,702

Common Stocks – (continued)
Pharmaceuticals – 4.4%
33,354	Bristol-Myers Squibb Co.	2,056,274

Residential REITs – 1.9%
4,860	AvalonBay Communities, Inc. REIT	893,365

Semiconductors & Semiconductor Equipment – 3.8%
30,385	Marvell Technology, Inc.	1,769,926

Software – 4.7%
9,958	Salesforce, Inc.*	2,205,299

Specialty Retail – 4.5%
17,292	Ross Stores, Inc.	2,106,339

Textiles, Apparel & Luxury Goods – 2.3%
10,723	NIKE, Inc., Class B	1,090,636

TOTAL COMMON STOCKS
(Cost $41,357,201)		$45,850,024

Shares	Dividend Rate	Value

Investment Company – 0.3%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
153,740	5.234%	$153,740
(Cost $153,740)

TOTAL INVESTMENTS – 97.9%
(Cost $41,510,941)		$46,003,764

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		976,628

NET ASSETS – 100.0%		$46,980,392

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 1.6%
38,555	L3Harris Technologies, Inc.	$6,866,260

Automobile Components – 1.3%
52,660	Aptiv PLC*	5,342,357

Banks – 6.6%
259,447	Bank of America Corp.	7,438,345
36,991	East West Bancorp, Inc.	2,047,082
94,966	JPMorgan Chase & Co.	13,896,375
36,091	M&T Bank Corp.	4,513,180

		27,894,982

Beverages – 1.5%
106,474	Coca-Cola Co. (The)	6,370,339

Biotechnology – 2.0%
78,909	Gilead Sciences, Inc.	6,034,960
19,862	Neurocrine Biosciences, Inc.*	2,162,773

		8,197,733

Broadline Retail – 0.8%
25,320	Amazon.com, Inc.*	3,494,413

Capital Markets – 3.0%
11,264	BlackRock, Inc.	7,890,882
93,127	Nasdaq, Inc.	4,887,305

		12,778,187

Chemicals – 3.1%
19,054	Linde PLC	7,374,660
21,279	Sherwin-Williams Co. (The)	5,781,930

		13,156,590

Commercial Services & Supplies – 0.7%
21,093	Waste Connections, Inc.	2,889,530

Communications Equipment – 0.6%
12,421	Arista Networks, Inc.*	2,424,952

Construction Materials – 1.6%
15,111	Martin Marietta Materials, Inc.	6,745,701

Consumer Finance – 1.3%
35,441	American Express Co.	5,599,324

Consumer Staples Distribution & Retail – 2.8%
72,393	Walmart, Inc.	11,771,826

Containers & Packaging – 0.9%
72,535	Ball Corp.	3,949,531

Diversified Telecommunication Services – 1.6%
189,371	Verizon Communications, Inc.	6,624,197

Electric Utilities – 3.5%
113,506	Exelon Corp.	4,553,861
92,286	NextEra Energy, Inc.	6,164,705
70,449	Xcel Energy, Inc.	4,024,751

		14,743,317

Common Stocks – (continued)
Electrical Equipment – 2.0%
37,024	Eaton Corp. PLC	8,529,219

Financial Services – 3.6%
22,337	Berkshire Hathaway, Inc., Class B*	8,045,787
73,038	Fidelity National Information Services, Inc.	4,079,903
12,891	Visa, Inc., Class A	3,167,061

		15,292,751

Food Products – 1.3%
73,916	Mondelez International, Inc., Class A	5,267,254

Gas Utilities – 0.9%
33,784	Atmos Energy Corp.	3,917,255

Ground Transportation – 2.6%
28,119	Norfolk Southern Corp.	5,764,676
12,342	Old Dominion Freight Line, Inc.	5,274,601

		11,039,277

Health Care Equipment & Supplies – 4.3%
118,633	Boston Scientific Corp.*	6,399,064
13,666	Cooper Cos., Inc. (The)	5,056,283
54,309	Zimmer Biomet Holdings, Inc.	6,469,288

		17,924,635

Health Care Providers & Services – 2.4%
47,061	Centene Corp.*	2,901,311
110,286	CVS Health Corp.	7,187,338

		10,088,649

Household Products – 1.4%
81,411	Colgate-Palmolive Co.	5,981,266

Industrial Conglomerates – 1.8%
67,600	General Electric Co.	7,737,496

Industrial REITs – 1.6%
54,144	Prologis, Inc. REIT	6,724,685

Insurance – 2.7%
49,024	Allstate Corp. (The)	5,285,278
53,246	Globe Life, Inc.	5,940,656

		11,225,934

Interactive Media & Services – 1.9%
59,363	Alphabet, Inc., Class A*	8,083,460

Life Sciences Tools & Services – 1.2%
10,346	Danaher Corp.	2,741,690
7,735	Waters Corp.*	2,171,988

		4,913,678

Machinery – 4.2%
25,239	Caterpillar, Inc.	7,095,440
16,197	Illinois Tool Works, Inc.	4,006,328
70,829	Stanley Black & Decker, Inc.	6,684,841

		17,786,609

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Media – 1.0%
49,907	Omnicom Group, Inc.	$4,042,966

Metals & Mining – 1.6%
163,835	Freeport-McMoRan, Inc.	6,538,655

Multi-Utilities – 2.0%
65,353	Ameren Corp.	5,180,532
55,951	CMS Energy Corp.	3,143,887

		8,324,419

Oil, Gas & Consumable Fuels – 8.0%
46,822	Chesapeake Energy Corp.	4,130,169
59,001	EOG Resources, Inc.	7,588,709
143,821	Exxon Mobil Corp.	15,991,457
39,519	Hess Corp.	6,105,685

		33,816,020

Passenger Airlines – 0.6%
49,939	United Airlines Holdings, Inc.*	2,487,462

Personal Care Products – 1.4%
247,654	Kenvue, Inc.	5,708,425

Pharmaceuticals – 5.0%
82,442	AstraZeneca PLC ADR (United Kingdom)	5,591,217
135,676	Bristol-Myers Squibb Co.	8,364,425
43,535	Johnson & Johnson	7,038,739

		20,994,381

Residential REITs – 1.4%
32,472	AvalonBay Communities, Inc. REIT	5,969,003

Semiconductors & Semiconductor Equipment – 3.9%
20,030	Applied Materials, Inc.	3,059,783
6,600	KLA Corp.	3,312,342
107,043	Marvell Technology, Inc.	6,235,255
54,715	Micron Technology, Inc.	3,826,767

		16,434,147

Software – 4.0%
7,503	Adobe, Inc.*	4,196,728
64,843	Oracle Corp.	7,806,449
22,539	Salesforce, Inc.*	4,991,487

		16,994,664

Specialized REITs – 0.7%
16,898	American Tower Corp. REIT	3,063,945

Specialty Retail – 2.4%
171,110	Foot Locker, Inc.	3,357,178
54,831	Ross Stores, Inc.	6,678,964

		10,036,142

Technology Hardware, Storage & Peripherals – 1.2%
92,167	Dell Technologies, Inc., Class C	5,183,472

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.2%
50,117	NIKE, Inc., Class B	5,097,400

TOTAL COMMON STOCKS
(Cost $354,243,627)		$418,052,508

Shares	Dividend Rate	Value

Investment Company – 0.5%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,988,552	5.234%	$1,988,552
(Cost $1,988,552)

TOTAL INVESTMENTS – 99.7%
(Cost $356,232,179)		$420,041,060

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,360,317

NET ASSETS – 100.0%		$421,401,377

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.7%
Aerospace & Defense – 2.0%
43,353	L3Harris Technologies, Inc.	$7,720,736
121,320	Woodward, Inc.	15,695,168

		23,415,904

Automobile Components – 0.5%
51,364	Aptiv PLC*	5,210,878

Banks – 4.1%
305,546	Citizens Financial Group, Inc.	8,595,009
232,615	East West Bancorp, Inc.	12,872,914
102,703	M&T Bank Corp.	12,843,010
189,321	Pinnacle Financial Partners, Inc.	12,601,206

		46,912,139

Beverages – 1.2%
222,398	Coca-Cola Europacific Partners PLC (United Kingdom)	14,257,935

Biotechnology – 0.8%
22,601	Biogen, Inc.*	6,042,603
21,614	Sarepta Therapeutics, Inc.*	2,615,510

		8,658,113

Broadline Retail – 0.8%
119,087	Etsy, Inc.*	8,761,231

Building Products – 1.9%
108,828	Allegion PLC	12,385,715
46,843	Trane Technologies PLC	9,614,994

		22,000,709

Capital Markets – 4.8%
368,748	Carlyle Group, Inc. (The)	11,928,998
18,453	MSCI, Inc.	10,031,420
234,872	Nasdaq, Inc.	12,326,083
195,360	Raymond James Financial, Inc.	20,432,702

		54,719,203

Chemicals – 3.6%
195,948	Ashland, Inc.	16,974,975
97,978	Celanese Corp.	12,380,500
82,303	PPG Industries, Inc.	11,667,274

		41,022,749

Communications Equipment – 1.7%
24,198	Motorola Solutions, Inc.	6,861,827
1,255,973	Viavi Solutions, Inc.*	13,124,918

		19,986,745

Construction Materials – 2.1%
54,336	Martin Marietta Materials, Inc.	24,256,134

Consumer Staples Distribution & Retail – 1.0%
190,355	Grocery Outlet Holding Corp.*	5,872,452
91,606	Performance Food Group Co.*	5,691,481

		11,563,933

Common Stocks – (continued)
Containers & Packaging – 1.6%
333,837	Ball Corp.	18,177,425

Electric Utilities – 2.3%
120,687	Eversource Energy	7,702,244
269,709	FirstEnergy Corp.	9,728,404
160,357	Xcel Energy, Inc.	9,161,195

		26,591,843

Electrical Equipment – 2.8%
118,008	AMETEK, Inc.	18,823,456
43,788	Rockwell Automation, Inc.	13,665,359

		32,488,815

Electronic Equipment, Instruments & Components – 1.7%
60,264	Keysight Technologies, Inc.*	8,033,191
42,087	Zebra Technologies Corp., Class A*	11,574,346

		19,607,537

Entertainment – 1.9%
91,072	Electronic Arts, Inc.	10,926,819
826,446	Warner Bros Discovery, Inc.*	10,859,500

		21,786,319

Financial Services – 3.1%
335,147	Fidelity National Information Services, Inc.	18,721,311
55,786	Jack Henry & Associates, Inc.	8,746,129
122,861	Voya Financial, Inc.	8,560,955

		36,028,395

Food Products – 0.6%
462,850	Utz Brands, Inc.	7,146,404

Ground Transportation – 1.6%
24,901	Old Dominion Freight Line, Inc.	10,641,940
19,110	Saia, Inc.*	8,144,682

		18,786,622

Health Care Equipment & Supplies – 3.3%
47,665	Cooper Cos., Inc. (The)	17,635,573
167,130	Zimmer Biomet Holdings, Inc.	19,908,526

		37,544,099

Health Care Providers & Services – 2.2%
77,899	Cencora, Inc.	13,708,666
179,820	Centene Corp.*	11,085,903

		24,794,569

Health Care REITs – 1.0%
256,850	Ventas, Inc. REIT	11,219,208

Hotels, Restaurants & Leisure – 3.2%
227,315	Las Vegas Sands Corp.	12,470,501
60,277	Royal Caribbean Cruises Ltd.*	5,963,806
144,630	Yum! Brands, Inc.	18,712,230

		37,146,537

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Household Durables – 1.4%
133,937	Lennar Corp., Class A	$15,950,557

Independent Power and Renewable Electricity Producers – 1.1%
688,601	AES Corp. (The)	12,346,616

Industrial REITs – 1.1%
172,772	Americold Realty Trust, Inc. REIT	5,813,778
40,815	EastGroup Properties, Inc. REIT	7,331,598

		13,145,376

Insurance – 7.1%
125,591	Allstate Corp. (The)	13,539,966
73,065	American Financial Group, Inc.	8,469,695
201,663	Arch Capital Group Ltd.*	15,499,818
58,785	Arthur J Gallagher & Co.	13,548,767
128,841	Globe Life, Inc.	14,374,790
3,454	Markel Group, Inc.*	5,108,190
224,159	Unum Group	11,026,381

		81,567,607

Interactive Media & Services – 0.9%
223,513	Match Group, Inc.*	10,476,054

Life Sciences Tools & Services – 1.0%
6,151	Mettler-Toledo International, Inc.*	7,464,115
9,944	West Pharmaceutical Services, Inc.	4,046,214

		11,510,329

Machinery – 8.9%
50,675	Chart Industries, Inc.*	9,150,892
67,788	Cummins, Inc.	15,593,952
263,478	Fortive Corp.	20,775,240
31,966	IDEX Corp.	7,237,102
205,033	ITT, Inc.	20,970,775
196,048	Stanley Black & Decker, Inc.	18,503,010
99,985	Xylem, Inc.	10,352,447

		102,583,418

Metals & Mining – 1.9%
207,367	Steel Dynamics, Inc.	22,103,249

Multi-Utilities – 3.5%
102,276	Ameren Corp.	8,107,419
256,606	CMS Energy Corp.	14,418,691
206,704	NiSource, Inc.	5,531,399
146,144	WEC Energy Group, Inc.	12,293,633

		40,351,142

Office REITs – 1.2%
120,328	Alexandria Real Estate Equities, Inc. REIT	13,998,959

Oil, Gas & Consumable Fuels – 5.8%
69,887	Cheniere Energy, Inc.	11,405,558
124,335	Chesapeake Energy Corp.	10,967,590
288,967	Devon Energy Corp.	14,763,324
81,352	Diamondback Energy, Inc.	12,347,607
663,213	Marathon Oil Corp.	17,475,663

		66,959,742

Common Stocks – (continued)
Passenger Airlines – 0.6%
137,626	United Airlines Holdings, Inc.*	6,855,151

Residential REITs – 2.7%
92,050	AvalonBay Communities, Inc. REIT	16,920,631
78,415	Equity LifeStyle Properties, Inc. REIT	5,250,668
277,475	Invitation Homes, Inc. REIT	9,459,123

		31,630,422

Retail REITs – 0.9%
172,473	Regency Centers Corp. REIT	10,727,821

Semiconductors & Semiconductor Equipment – 3.3%
431,720	Marvell Technology, Inc.	25,147,690
128,173	MKS Instruments, Inc.	12,846,780

		37,994,470

Software – 1.6%
15,474	ANSYS, Inc.*	4,934,194
72,200	DocuSign, Inc.*	3,631,660
205,014	Dynatrace, Inc.*	9,881,675

		18,447,529

Specialized REITs – 2.0%
223,997	CubeSmart REIT	9,342,915
437,835	VICI Properties, Inc. REIT	13,502,831

		22,845,746

Specialty Retail – 3.6%
27,979	Burlington Stores, Inc.*	4,539,872
463,003	Foot Locker, Inc.	9,084,119
19,310	RH*	7,051,819
173,705	Ross Stores, Inc.	21,159,006

		41,834,816

Trading Companies & Distributors – 1.3%
31,395	United Rentals, Inc.	14,960,973

TOTAL COMMON STOCKS
(Cost $1,027,782,255)		$1,148,373,423

Shares	Dividend Rate	Value

Investment Company – 0.3%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,503,744	5.234%	$3,503,744
(Cost $3,503,744)

TOTAL INVESTMENTS – 100.0%
(Cost $1,031,285,999)		$1,151,877,167

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(174,690)

NET ASSETS – 100.0%		$1,151,702,477

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2023

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 98.9%
Aerospace & Defense – 1.5%
146,335	Ducommun, Inc.*	$6,653,853
411,819	Kratos Defense & Security Solutions, Inc.*	6,626,168
110,684	Moog, Inc., Class A	12,857,053

		26,137,074

Automobile Components – 1.3%
306,363	Adient PLC*	12,000,239
555,887	American Axle & Manufacturing Holdings, Inc.*	4,196,947
490,805	Goodyear Tire & Rubber Co. (The)*	6,336,292

		22,533,478

Banks – 15.4%
72,116	Amalgamated Financial Corp.	1,292,319
298,443	Ameris Bancorp	12,161,552
634,520	Associated Banc-Corp.	10,996,232
278,695	Atlantic Union Bankshares Corp.(a)	8,274,455
227,333	Banner Corp.	9,900,352
167,685	Berkshire Hills Bancorp, Inc.	3,504,616
219,909	Community Bank System, Inc.	10,456,673
343,150	ConnectOne Bancorp, Inc.	6,561,028
457,569	CVB Financial Corp.	7,989,155
693,297	Eastern Bankshares, Inc.	9,331,778
241,071	FB Financial Corp.	7,323,737
268,560	First Financial Bankshares, Inc.	7,713,043
289,940	First Merchants Corp.	8,651,810
164,697	German American Bancorp, Inc.	4,764,684
260,839	Glacier Bancorp, Inc.	7,879,946
332,053	Hancock Whitney Corp.	13,697,186
238,546	Heritage Financial Corp.	4,107,762
408,253	Home BancShares, Inc.	9,055,052
118,065	Independent Bank Corp.	6,377,871
150,810	Lakeland Financial Corp.	7,861,725
201,903	NBT Bancorp, Inc.	6,949,501
394,719	OceanFirst Financial Corp.	6,658,909
228,798	Origin Bancorp, Inc.	7,021,811
446,116	Pacific Premier Bancorp, Inc.	10,269,590
166,860	Pinnacle Financial Partners, Inc.	11,106,202
275,326	Renasant Corp.	7,667,829
203,487	SouthState Corp.	14,712,110
152,904	Stock Yards Bancorp, Inc.	7,003,003
278,410	Towne Bank	6,570,476
232,768	TriCo Bancshares	7,993,253
458,189	United Community Banks, Inc.	12,371,103
277,520	Washington Federal, Inc.	7,542,994

		263,767,757

Beverages – 0.7%
735,632	Primo Water Corp.	11,225,744

Biotechnology – 2.3%
184,366	Agios Pharmaceuticals, Inc.*	5,057,159
190,959	Alkermes PLC*	5,574,093
115,052	Arcus Biosciences, Inc.*	2,358,566
124,527	Cytokinetics, Inc.*	4,350,973
103,489	Intellia Therapeutics, Inc.*	3,878,768

Common Stocks – (continued)
Biotechnology – (continued)
285,799	Iovance Biotherapeutics, Inc.*	1,726,226
52,347	Kura Oncology, Inc.*	519,806
282,832	Myriad Genetics, Inc.*	5,048,551
125,418	REGENXBIO, Inc.*	2,219,899
205,699	Relay Therapeutics, Inc.*	2,102,244
266,282	Veracyte, Inc.*	7,029,845

		39,866,130

Broadline Retail – 0.8%
227,983	Macy’s, Inc.	2,788,232
76,536	Ollie’s Bargain Outlet Holdings, Inc.*	5,899,395
223,018	Savers Value Village, Inc.*	5,519,696

		14,207,323

Building Products – 3.1%
105,385	AZZ, Inc.	5,174,404
1,002,999	Hayward Holdings, Inc.*	14,844,385
163,964	UFP Industries, Inc.	17,109,643
537,060	Zurn Elkay Water Solutions Corp.	15,907,717

		53,036,149

Capital Markets – 1.2%
289,511	P10, Inc., Class A	3,488,607
48,120	Piper Sandler Cos.	7,168,918
59,439	PJT Partners, Inc., Class A	4,695,087
66,437	Stifel Financial Corp.	4,319,734

		19,672,346

Chemicals – 2.6%
182,060	Ashland, Inc.	15,771,858
301,091	Avient Corp.	12,076,760
451,235	Element Solutions, Inc.	9,304,465
109,407	Minerals Technologies, Inc.	6,684,768

		43,837,851

Communications Equipment – 0.4%
645,922	Viavi Solutions, Inc.*	6,749,885

Construction & Engineering – 2.0%
211,626	Arcosa, Inc.	16,553,386
247,728	Granite Construction, Inc.	10,228,689
74,932	MasTec, Inc.*	7,454,985

		34,237,060

Construction Materials – 0.7%
317,723	Summit Materials, Inc., Class A*	11,886,017

Consumer Finance – 0.4%
83,509	FirstCash Holdings, Inc.	7,459,024

Containers & Packaging – 0.2%
44,240	Greif, Inc., Class A	3,211,382

Diversified Consumer Services – 0.6%
251,921	Adtalem Global Education, Inc.*	11,046,736

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – 1.8%
78,947	IDACORP, Inc.	$7,566,280
136,433	MGE Energy, Inc.	9,881,842
313,774	Portland General Electric Co.	13,762,128

		31,210,250

Electronic Equipment, Instruments & Components – 3.1%
139,780	CTS Corp.	6,241,177
161,932	Itron, Inc.*	11,077,768
638,386	Knowles Corp.*	10,233,328
50,569	Rogers Corp.*	7,307,726
188,339	Sanmina Corp.*	10,490,482
488,528	TTM Technologies, Inc.*	7,279,067

		52,629,548

Energy Equipment & Services – 1.5%
384,879	Liberty Energy, Inc.	6,138,820
577,960	NexTier Oilfield Solutions, Inc.*	6,132,156
131,287	Noble Corp. PLC	6,924,076
91,765	Tidewater, Inc.*	5,967,478

		25,162,530

Financial Services – 2.0%
59,056	Alerus Financial Corp.	1,151,592
904,774	MGIC Investment Corp.	15,905,927
323,604	NMI Holdings, Inc., Class A*	9,261,547
101,613	Walker & Dunlop, Inc.	8,671,653

		34,990,719

Food Products – 2.6%
789,678	Hostess Brands, Inc.*	22,490,029
170,944	Simply Good Foods Co. (The)*	6,167,660
203,549	TreeHouse Foods, Inc.*	9,469,100
410,780	Utz Brands, Inc.	6,342,443

		44,469,232

Gas Utilities – 1.3%
60,153	Chesapeake Utilities Corp.	6,622,845
218,156	ONE Gas, Inc.	15,809,766

		22,432,611

Ground Transportation – 0.6%
52,581	ArcBest Corp.	5,552,028
9,836	Saia, Inc.*	4,192,103

		9,744,131

Health Care Equipment & Supplies – 2.9%
312,518	Avanos Medical, Inc.*	6,575,379
61,600	CONMED Corp.	6,865,936
161,884	Enovis Corp.*	9,071,979
162,725	LivaNova PLC*	9,039,374
446,254	Neogen Corp.*	10,317,392
97,602	QuidelOrtho Corp.*	8,038,501

		49,908,561

Health Care Providers & Services – 1.4%
70,224	Acadia Healthcare Co., Inc.*	5,414,271

Common Stocks – (continued)
Health Care Providers & Services – (continued)
923,065	NeoGenomics, Inc.*	13,873,667
237,606	Owens & Minor, Inc.*	4,015,541

		23,303,479

Health Care REITs – 1.3%
1,536,029	Physicians Realty Trust REIT	21,366,163

Health Care Technology – 0.6%
320,883	Health Catalyst, Inc.*	3,751,122
526,111	Veradigm, Inc.*	7,039,365

		10,790,487

Hotel & Resort REITs – 2.2%
703,431	Pebblebrook Hotel Trust REIT	10,178,647
1,338,268	RLJ Lodging Trust REIT	13,369,297
156,359	Ryman Hospitality Properties, Inc. REIT	13,295,206

		36,843,150

Hotels, Restaurants & Leisure – 2.4%
218,504	Boyd Gaming Corp.	14,611,362
313,527	International Game Technology PLC	10,039,135
184,936	SeaWorld Entertainment, Inc.*	9,006,383
103,203	Wyndham Hotels & Resorts, Inc.	7,780,474

		41,437,354

Household Durables – 3.0%
150,704	Century Communities, Inc.	11,189,772
83,600	Helen of Troy Ltd.*	10,276,112
55,312	Installed Building Products, Inc.	8,005,306
155,178	Meritage Homes Corp.	21,575,949

		51,047,139

Industrial REITs – 2.1%
351,614	STAG Industrial, Inc. REIT	12,844,459
377,782	Terreno Realty Corp. REIT	23,003,146

		35,847,605

Insurance – 2.3%
78,688	AMERISAFE, Inc.	4,076,038
332,032	CNO Financial Group, Inc.	7,769,549
42,466	Enstar Group Ltd.*	10,756,213
36,752	RLI Corp.	4,833,623
116,781	Selective Insurance Group, Inc.	11,585,843

		39,021,266

Interactive Media & Services – 0.2%
183,281	Bumble, Inc., Class A*	3,075,455

IT Services – 0.2%
116,021	Fastly, Inc., Class A*	2,760,140

Leisure Products – 0.5%
506,561	Topgolf Callaway Brands Corp.*	8,834,424

Life Sciences Tools & Services – 0.1%
157,831	Pacific Biosciences of California, Inc.*	1,780,334

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – 6.2%
65,899	Chart Industries, Inc.*	$11,900,041
219,215	Columbus McKinnon Corp.	8,257,829
139,568	Crane Co.	12,717,436
83,298	EnPro Industries, Inc.	11,361,014
170,368	ESCO Technologies, Inc.	18,231,080
110,738	Federal Signal Corp.	6,749,481
192,626	SPX Technologies, Inc.*	15,221,307
52,357	Standex International Corp.	8,043,606
213,354	Terex Corp.	12,931,386

		105,413,180

Media – 1.3%
716,324	Entravision Communications Corp., Class A	2,743,521
245,775	John Wiley & Sons, Inc., Class A	9,132,999
33,957	Nexstar Media Group, Inc.	5,528,200
298,565	TEGNA, Inc.	4,935,279

		22,339,999

Metals & Mining – 2.8%
38,745	Arch Resources, Inc.	5,060,097
218,950	ATI, Inc.*	9,925,003
255,351	Commercial Metals Co.	14,373,708
587,811	Constellium SE*	10,580,598
974,325	Hecla Mining Co.	4,277,287
106,458	Ryerson Holding Corp.	3,315,102

		47,531,795

Mortgage Real Estate Investment Trusts (REITs) – 1.4%
568,462	Ladder Capital Corp. REIT	6,230,344
822,298	PennyMac Mortgage Investment Trust REIT	11,027,016
907,970	TPG RE Finance Trust, Inc. REIT	6,827,934

		24,085,294

Oil, Gas & Consumable Fuels – 7.6%
250,908	Antero Resources Corp.*	6,942,624
107,436	Chord Energy Corp.	17,350,914
142,718	Delek US Holdings, Inc.	3,674,989
665,928	DHT Holdings, Inc.	6,159,834
269,308	Golar LNG Ltd. (Cameroon)	5,951,707
127,924	Green Plains, Inc.*	3,970,761
182,502	Matador Resources Co.	11,588,877
338,326	Murphy Oil Corp.	15,360,000
182,904	PBF Energy, Inc., Class A	8,576,369
312,637	Peabody Energy Corp.	6,746,706
940,201	Permian Resources Corp.	13,332,050
152,900	Scorpio Tankers, Inc. (Monaco)	7,722,979
311,140	Sitio Royalties Corp., Class A	7,902,956
352,822	SM Energy Co.	14,927,899

		130,208,665

Passenger Airlines – 0.4%
548,779	JetBlue Airways Corp.*	3,248,772
235,447	Spirit Airlines, Inc.	3,884,875

		7,133,647

Common Stocks – (continued)
Pharmaceuticals – 0.5%
47,386	Reata Pharmaceuticals, Inc., Class A*	8,008,234

Professional Services – 2.1%
1,407,403	Alight, Inc., Class A*	10,752,559
180,842	ASGN, Inc.*	14,857,979
72,710	ICF International, Inc.	9,820,212

		35,430,750

Real Estate Management & Development – 0.7%
715,792	Kennedy-Wilson Holdings, Inc.	11,431,198

Retail REITs – 2.2%
1,092,861	Acadia Realty Trust REIT	16,272,700
1,601,107	SITE Centers Corp. REIT	21,374,779

		37,647,479

Semiconductors & Semiconductor Equipment – 2.9%
400,425	Amkor Technology, Inc.	11,195,883
270,275	Cohu, Inc.*	10,105,582
80,510	MACOM Technology Solutions Holdings, Inc.*	6,807,926
52,429	Onto Innovation, Inc.*	7,286,582
351,784	Semtech Corp.*	9,199,152
62,439	Synaptics, Inc.*	5,465,910

		50,061,035

Software – 1.4%
208,249	LiveRamp Holdings, Inc.*	6,734,773
201,720	Smartsheet, Inc., Class A*	8,417,776
194,188	Tenable Holdings, Inc.*	8,810,309

		23,962,858

Specialty Retail – 2.6%
117,338	Academy Sports & Outdoors, Inc.	6,403,135
50,678	Asbury Automotive Group, Inc.*	11,655,940
62,549	Boot Barn Holdings, Inc.*	5,738,871
274,261	Foot Locker, Inc.	5,381,001
40,870	Group 1 Automotive, Inc.	10,806,845
62,167	Signet Jewelers Ltd.	4,662,525

		44,648,317

Textiles, Apparel & Luxury Goods – 0.2%
40,763	Crocs, Inc.*	3,967,870

Trading Companies & Distributors – 1.1%
102,949	Beacon Roofing Supply, Inc.*	8,220,478
83,813	Herc Holdings, Inc.	10,907,424

		19,127,902

Wireless Telecommunication Services – 0.2%
176,162	Telephone and Data Systems, Inc.	3,785,721

TOTAL COMMON STOCKS
(Cost $1,333,471,345)		$1,690,312,478

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Exchange-Traded Fund – 0.4%
47,517	iShares Russell 2000 Value ETF
(Cost $6,703,855)		$6,843,398

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
912,932	5.234%	$912,932
(Cost $912,932)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,341,088,132)		$1,698,068,808

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,000	5.234%	$6,000
(Cost $6,000)

TOTAL INVESTMENTS – 99.4%
(Cost $1,341,094,132)		$1,698,074,808

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		11,141,728

NET ASSETS – 100.0%		$1,709,216,536

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

August 31, 2023

Shares	Description	Value

Common Stocks – 99.7%
Aerospace & Defense – 1.5%
15,597	Curtiss-Wright Corp.	$3,244,020

Automobile Components – 1.2%
29,827	Adient PLC*	1,168,323
14,373	Autoliv, Inc. (Sweden)	1,402,805

		2,571,128

Banks – 8.3%
74,735	Associated Banc-Corp.	1,295,158
31,987	Commerce Bancshares, Inc.	1,570,242
19,652	Cullen/Frost Bankers, Inc.	1,857,704
32,996	East West Bancorp, Inc.	1,825,999
35,653	First Financial Bankshares, Inc.	1,023,954
31,534	Glacier Bancorp, Inc.	952,642
33,298	Hancock Whitney Corp.	1,373,542
25,903	Pinnacle Financial Partners, Inc.	1,724,104
24,917	Prosperity Bancshares, Inc.	1,415,535
22,677	SouthState Corp.	1,639,547
41,793	United Community Banks, Inc.	1,128,411
30,525	Washington Federal, Inc.	829,669
21,451	Wintrust Financial Corp.	1,664,812

		18,301,319

Biotechnology – 0.7%
9,618	Exact Sciences Corp.*	804,738
2,760	United Therapeutics Corp.*	619,234

		1,423,972

Broadline Retail – 0.8%
43,810	Macy’s, Inc.	535,796
16,434	Ollie’s Bargain Outlet Holdings, Inc.*	1,266,733

		1,802,529

Building Products – 1.3%
9,622	Advanced Drainage Systems, Inc.	1,233,155
57,593	Zurn Elkay Water Solutions Corp.	1,705,905

		2,939,060

Capital Markets – 2.8%
11,166	Cboe Global Markets, Inc.	1,671,662
9,159	Evercore, Inc., Class A	1,282,718
42,088	Jefferies Financial Group, Inc.	1,502,121
26,983	Stifel Financial Corp.	1,754,434

		6,210,935

Chemicals – 2.0%
25,231	Ashland, Inc.	2,185,761
28,345	Chemours Co. (The)	964,297
12,728	RPM International, Inc.	1,269,491

		4,419,549

Commercial Services & Supplies – 1.8%
71,439	GFL Environmental, Inc. (Canada)	2,314,624
10,600	Tetra Tech, Inc.	1,667,910

		3,982,534

Common Stocks – (continued)
Communications Equipment – 1.8%
62,590	Ciena Corp.*	3,128,248
84,329	Viavi Solutions, Inc.*	881,238

		4,009,486

Construction & Engineering – 2.8%
36,041	AECOM	3,162,598
17,494	Arcosa, Inc.	1,368,380
15,498	MasTec, Inc.*	1,541,896

		6,072,874

Consumer Finance – 0.8%
9,339	FirstCash Holdings, Inc.	834,160
22,873	OneMain Holdings, Inc.	949,458

		1,783,618

Consumer Staples Distribution & Retail – 1.5%
23,132	Albertsons Cos., Inc., Class A	518,157
19,103	BJ’s Wholesale Club Holdings, Inc.*	1,287,351
22,856	Performance Food Group Co.*	1,420,043

		3,225,551

Containers & Packaging – 1.3%
18,607	Crown Holdings, Inc.	1,724,125
52,040	Graphic Packaging Holding Co.	1,157,369

		2,881,494

Diversified Telecommunication – 0.0%
3,739	GCI Liberty Inc., Class A*(a)	0

Electric Utilities – 1.8%
25,750	Alliant Energy Corp.	1,291,877
18,627	IDACORP, Inc.	1,785,212
21,863	Portland General Electric Co.	958,911

		4,036,000

Electrical Equipment – 3.0%
4,366	Hubbell, Inc.	1,423,534
36,141	nVent Electric PLC	2,043,412
19,555	Regal Rexnord Corp.	3,171,626

		6,638,572

Electronic Equipment, Instruments & Components – 2.9%
29,024	Cognex Corp.	1,366,450
32,364	Flex Ltd.*	892,923
15,836	Itron, Inc.*	1,083,341
7,344	Littelfuse, Inc.	1,961,435
8,262	Rogers Corp.*	1,193,942

		6,498,091

Energy Equipment & Services – 0.8%
87,395	NexTier Oilfield Solutions, Inc.*	927,261
17,029	Noble Corp. PLC	898,109

		1,825,370

Entertainment – 0.1%
6,094	Liberty Media Corp.-Liberty Live, Class C*	205,063

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2023

Shares	Description	Value

Common Stocks – (continued)
Financial Services – 2.0%
5,993	Jack Henry & Associates, Inc.	$939,583
91,549	MGIC Investment Corp.	1,609,431
21,511	NMI Holdings, Inc., Class A*	615,645
18,480	Voya Financial, Inc.	1,287,686

		4,452,345

Food Products – 2.6%
23,752	Darling Ingredients, Inc.*	1,466,923
86,346	Hostess Brands, Inc.*	2,459,134
27,675	Simply Good Foods Co. (The)*	998,514
15,767	TreeHouse Foods, Inc.*	733,481

		5,658,052

Gas Utilities – 0.8%
24,148	ONE Gas, Inc.	1,750,006

Ground Transportation – 1.5%
9,082	ArcBest Corp.	958,968
5,224	Saia, Inc.*	2,226,469

		3,185,437

Health Care Equipment & Supplies – 2.6%
8,536	CONMED Corp.	951,423
42,945	DENTSPLY SIRONA, Inc.	1,592,830
31,178	Enovis Corp.*	1,747,215
17,609	QuidelOrtho Corp.*	1,450,277

		5,741,745

Health Care Providers & Services – 2.3%
23,450	Acadia Healthcare Co., Inc.*	1,807,995
60,527	NeoGenomics, Inc.*	909,721
31,481	Tenet Healthcare Corp.*	2,441,666

		5,159,382

Health Care REITs – 0.9%
116,123	Healthcare Realty Trust, Inc. REIT	2,034,475

Hotel & Resort REITs – 1.2%
153,261	RLJ Lodging Trust REIT	1,531,077
14,162	Ryman Hospitality Properties, Inc. REIT	1,204,195

		2,735,272

Hotels, Restaurants & Leisure – 3.9%
44,411	Aramark	1,651,201
30,696	Boyd Gaming Corp.	2,052,642
17,391	Hyatt Hotels Corp., Class A	1,954,922
34,955	SeaWorld Entertainment, Inc.*	1,702,308
16,831	Wyndham Hotels & Resorts, Inc.	1,268,889

		8,629,962

Household Durables – 2.3%
14,390	Meritage Homes Corp.	2,000,786
19,851	PulteGroup, Inc.	1,628,973
5,186	TopBuild Corp.*	1,504,355

		5,134,114

Industrial REITs – 2.1%
61,791	Americold Realty Trust, Inc. REIT	2,079,267

Common Stocks – (continued)
Industrial REITs – (continued)
42,949	Terreno Realty Corp. REIT	2,615,165

		4,694,432

Insurance – 4.0%
16,110	American Financial Group, Inc.	1,867,471
22,319	Brown & Brown, Inc.	1,653,838
32,144	CNO Financial Group, Inc.	752,170
17,237	Globe Life, Inc.	1,923,132
20,933	Ryan Specialty Holdings, Inc.*	1,020,484
15,801	Selective Insurance Group, Inc.	1,567,617

		8,784,712

Interactive Media & Services – 0.3%
9,810	IAC, Inc.*	542,787

Leisure Products – 1.2%
8,376	Brunswick Corp.	662,709
45,244	Mattel, Inc.*	1,002,607
58,983	Topgolf Callaway Brands Corp.*	1,028,664

		2,693,980

Life Sciences Tools & Services – 0.8%
15,090	Bruker Corp.	989,904
4,177	Repligen Corp.*	726,422

		1,716,326

Machinery – 5.2%
8,211	Chart Industries, Inc.*	1,482,742
19,654	Crane Co.	1,790,872
15,252	ITT, Inc.	1,559,975
26,139	Pentair PLC	1,836,526
27,316	SPX Technologies, Inc.*	2,158,510
34,175	Timken Co. (The)	2,611,654

		11,440,279

Media – 1.1%
24,376	Liberty Media Corp.-Liberty SiriusXM*	595,749
7,939	Nexstar Media Group, Inc.	1,292,469
29,552	TEGNA, Inc.	488,495

		2,376,713

Metals & Mining – 3.4%
12,386	Alcoa Corp.	372,571
43,677	ATI, Inc.*	1,979,878
43,659	Commercial Metals Co.	2,457,565
9,853	Royal Gold, Inc.	1,104,423
15,264	Steel Dynamics, Inc.	1,626,990

		7,541,427

Mortgage Real Estate Investment Trusts (REITs) – 0.4%
69,475	PennyMac Mortgage Investment Trust REIT	931,660

Oil, Gas & Consumable Fuels – 5.0%
45,392	Antero Resources Corp.*	1,255,997
8,700	Chord Energy Corp.	1,405,050
38,786	EQT Corp.	1,676,331
21,366	HF Sinclair Corp.	1,177,053

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
60,321	Marathon Oil Corp.	$1,589,458
47,108	Range Resources Corp.	1,525,357
27,743	Targa Resources Corp.	2,392,834

		11,022,080

Passenger Airlines – 0.3%
34,971	Spirit Airlines, Inc.	577,022

Pharmaceuticals – 0.5%
22,403	Catalent, Inc.*	1,119,478

Professional Services – 3.2%
146,555	Alight, Inc., Class A*	1,119,680
24,565	ASGN, Inc.*	2,018,260
53,521	KBR, Inc.	3,292,612
3,511	Paylocity Holding Corp.*	703,956

		7,134,508

Real Estate Management & Development – 0.5%
73,693	Kennedy-Wilson Holdings, Inc.	1,176,877

Residential REITs – 1.2%
74,918	American Homes 4 Rent, Class A REIT	2,700,045

Retail REITs – 2.1%
46,459	Regency Centers Corp. REIT	2,889,750
125,634	SITE Centers Corp. REIT	1,677,214

		4,566,964

Semiconductors & Semiconductor Equipment – 3.1%
22,318	Entegris, Inc.	2,260,144
29,606	MKS Instruments, Inc.	2,967,410
38,529	Semtech Corp.*	1,007,533
11,287	Wolfspeed, Inc.*	539,744

		6,774,831

Software – 1.8%
6,586	BILL Holdings, Inc.*	759,366
10,141	Procore Technologies, Inc.*	685,024
24,370	Smartsheet, Inc., Class A*	1,016,960
23,156	Tenable Holdings, Inc.*	1,050,588
26,823	UiPath, Inc., Class A*	424,072

		3,936,010

Specialized REITs – 1.1%
59,789	CubeSmart REIT	2,493,799

Specialty Retail – 1.8%
15,628	Academy Sports & Outdoors, Inc.	852,820
5,622	AutoNation, Inc.*	883,160
29,906	Foot Locker, Inc.	586,756
6,568	Group 1 Automotive, Inc.	1,736,710

		4,059,446

Textiles, Apparel & Luxury Goods – 1.1%
1,838	Deckers Outdoor Corp.*	972,468
43,935	Tapestry, Inc.	1,463,914

		2,436,382

Common Stocks – (continued)
Trading Companies & Distributors – 2.2%
50,153	Core & Main, Inc., Class A*	1,647,024
13,197	Herc Holdings, Inc.	1,717,458
9,678	WESCO International, Inc.	1,566,384

		4,930,866

TOTAL INVESTMENTS – 99.7%
(Cost $197,875,236)		$220,202,579

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		715,608

NET ASSETS – 100.0%		$220,918,187

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2023

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value (cost $331,331,209, $41,357,201 and $354,243,627, respectively)(a)	$401,180,448	$45,850,024	$418,052,508
Investments in affiliated issuers, at value (cost $714,371, $153,740 and $1,988,552, respectively)	714,371	153,740	1,988,552
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	1,298,115	—	—
Cash	581,630	108,033	602,098
Receivables:
Dividends	924,892	50,641	719,638
Fund shares sold	481,855	—	3,037
Foreign tax reclaims	28,770	45	—
Reimbursement from investment adviser	25,959	24,638	27,442
Securities lending income	14,986	—	—
Investments sold	—	857,280	20,265,346
Other assets	50,839	56,785	42,496
Total assets	405,301,865	47,101,186	441,701,117

Liabilities:
Payables:
Payable upon return of securities loaned	1,298,115	—	—
Management fees	237,156	25,884	248,407
Fund shares redeemed	124,837	25,000	352,006
Distribution and Service fees and Transfer Agency fees	93,308	1,548	38,986
Investments purchased	—	—	19,528,412
Accrued expenses	139,227	68,362	131,929
Total liabilities	1,892,643	120,794	20,299,740

Net Assets:
Paid-in capital	323,520,101	43,073,564	337,876,051
Total distributable earnings	79,889,121	3,906,828	83,525,326
NET ASSETS	$403,409,222	$46,980,392	$421,401,377
Net Assets:
Class A	$294,457,961	$418,888	$77,915,022
Class C	4,326,672	212,021	8,198,436
Institutional	25,844,989	2,310,288	127,436,427
Service	92,776	—	964,111
Investor	4,196,647	14,116	6,907,090
Class R6	5,817,189	14,145	2,233,465
Class R	676,336	45,682	4,113,563
Class P	67,996,652	43,965,252	193,633,263
Total Net Assets	$403,409,222	$46,980,392	$421,401,377
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,951,576	31,284	5,186,857
Class C	108,307	16,179	588,136
Institutional	597,173	171,612	8,355,886
Service	2,180	—	64,508
Investor	99,278	1,053	459,400
Class R6	134,399	1,053	141,973
Class R	16,056	3,439	285,645
Class P	1,571,510	3,273,530	12,310,321
Net asset value, offering and redemption price per share:(b)
Class A	$42.36	$13.39	$15.02
Class C	39.95	13.10	13.94
Institutional	43.28	13.46	15.25
Service	42.56	—	14.95
Investor	42.27	13.41	15.04
Class R6	43.28	13.43	15.73
Class R	42.12	13.28	14.40
Class P	43.27	13.43	15.73

(a)	Includes loaned securities having a market value of $1,262,367, $— and $—, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Equity Income, Focused Value and Large Cap Value Funds is $44.83, $14.17 and $15.89, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2023

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,027,782,255, $1,340,175,200 and $197,875,236, respectively)(a)	$1,148,373,423	$1,697,155,876	$220,202,579
Investments in affiliated issuers, at value (cost $3,503,744, $912,932 and $—, respectively)	3,503,744	912,932	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	6,000	—
Cash	719,400	—	649,796
Receivables:
Dividends	1,364,259	1,911,834	187,744
Fund shares sold	591,655	942,832	322,341
Investments sold	—	21,391,807	—
Securities lending income	—	582	—
Reimbursement from investment adviser	—	79,661	28,546
Due from custodian	—	39,323,936	—
Other assets	73,935	67,024	40,749
Total assets	1,154,626,416	1,761,792,484	221,431,755

Liabilities:
Payables:
Fund shares redeemed	1,660,886	13,335,985	262,091
Management fees	738,169	1,520,857	149,933
Distribution and Service fees and Transfer Agency fees	204,547	131,687	8,293
Due to custodian	38,064	—	—
Investments purchased	—	10,058,423	—
Payable upon return of securities loaned	—	6,000	—
Cash overdraft	—	26,882,573	—
Accrued expenses	282,273	640,423	93,251
Total liabilities	2,923,939	52,575,948	513,568

Net Assets:
Paid-in capital	993,544,511	1,350,550,886	212,137,164
Total distributable earnings	158,157,966	358,665,650	8,781,023
NET ASSETS	$1,151,702,477	$1,709,216,536	$220,918,187
Net Assets:
Class A	$435,462,640	$248,764,411	$2,279,235
Class C	6,558,434	1,146,118	893,729
Institutional	318,000,381	630,611,043	24,273,903
Service	27,581,895	14,082,727	—
Investor	76,816,411	71,845,206	9,219,402
Class R6	89,604,916	443,790,503	91,081,869
Class R	19,373,082	35,901,259	107,092
Class P	178,304,718	263,075,269	93,062,957
Total Net Assets	$1,151,702,477	$1,709,216,536	$220,918,187
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	12,946,840	6,519,773	158,659
Class C	240,714	54,406	65,108
Institutional	9,279,209	14,449,388	1,659,922
Service	846,403	391,296	—
Investor	2,363,325	1,907,764	635,043
Class R6	2,616,989	10,176,205	6,236,310
Class R	605,568	984,522	7,481
Class P	5,208,855	6,032,293	6,372,948
Net asset value, offering and redemption price per share:(b)
Class A	$33.63	$38.16	$14.37
Class C	27.25	21.07	13.73
Institutional	34.27	43.64	14.62
Service	32.59	35.99	—
Investor	32.50	37.66	14.52
Class R6	34.24	43.61	14.61
Class R	31.99	36.47	14.32
Class P	34.23	43.61	14.60

(a)	Includes loaned securities having a market value of $—, $5,938 and $—, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $35.59, $40.38 and $15.21, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2023

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $37,682, $194 and $56,667, respectively)	$11,762,221	$952,215	$9,113,944

Dividends — affiliated issuers	86,536	21,953	100,593

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	23,704	—	—

Total investment income	11,872,461	974,168	9,214,537

Expenses:

Management fees	2,822,265	309,995	3,315,663

Distribution and/or Service (12b-1) fees(a)	789,315	2,996	286,291

Transfer Agency fees(a)	523,554	14,517	269,469

Registration fees	111,458	99,201	110,383

Professional fees	108,779	107,561	113,914

Printing and mailing costs	45,679	30,165	37,226

Custody, accounting and administrative services	42,248	12,520	46,687

Trustee fees	23,714	23,182	23,762

Shareholder meeting expense	12,461	646	6,697

Service fees — Class C	12,057	655	23,134

Shareholder Administration fees — Service Shares	229	—	2,213

Other	12,170	10,105	14,595

Total expenses	4,503,929	611,543	4,250,034

Less — expense reductions	(518,269)	(294,457)	(654,983)

Net expenses	3,985,660	317,086	3,595,051

NET INVESTMENT INCOME	7,886,801	657,082	5,619,486

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	8,811,402	(685,397)	17,600,779

Foreign currency transactions	—	—	(29)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	8,535,232	5,692,623	15,770,157

Foreign currency translations	—	(3)	82

Net realized and unrealized gain	17,346,634	5,007,223	33,370,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,233,435	$5,664,305	$38,990,475

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Equity Income Fund	$749,645	$36,170	$229	$3,271	$474,719	$7,639	$10,197	$36	$8,013	$1,928	$1,035	$19,987
Focused Value Fund	815	1,964	—	217	515	415	852	—	21	4	68	12,642
Large Cap Value Fund	195,778	69,401	2,213	18,899	123,955	14,665	59,305	354	5,849	653	5,978	58,710

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2023

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $82,123 and $4,194, respectively)	$19,770,854	$44,941,555	$3,491,959

Dividends — affiliated issuers	538,178	662,990	83,831

Securities lending income, net of rebates received or paid to borrowers — unaffiliated issuer	1,719	19,722	6,132

Total investment income	20,310,751	45,624,267	3,581,922

Expenses:

Management fees	8,645,297	24,256,398	1,757,217

Distribution and/or Service (12b-1) fees(a)	1,352,651	954,819	13,302

Transfer Agency fees(a)	1,081,318	1,402,621	85,719

Registration fees	156,577	156,721	94,419

Professional fees	117,585	109,750	108,885

Custody, accounting and administrative services	108,016	329,758	29,354

Shareholder Administration fees — Service Shares	83,049	38,623	—

Printing and mailing costs	52,324	89,766	40,873

Shareholder meeting expense	40,831	64,122	2,287

Trustee fees	24,808	26,660	23,435

Service fees — Class C	19,449	3,477	2,335

Other	45,419	144,568	19,953

Total expenses	11,727,324	27,577,283	2,177,779

Less — expense reductions	(75,702)	(1,144,475)	(312,789)

Net expenses	11,651,622	26,432,808	1,864,990

NET INVESTMENT INCOME	8,659,129	19,191,459	1,716,932

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	49,393,542	92,563,674	(6,660,726)

In-kind redemptions	—	4,391,384	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $—, $— and $20, respectively)	(490,107)	(43,305,466)	14,063,494

Net realized and unrealized gain	48,903,435	53,649,592	7,402,768

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,562,564	$72,841,051	$9,119,700

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Mid Cap Value Fund	$1,116,026	$58,348	$83,048	$95,229	$706,643	$12,331	$124,690	$13,288	$115,835	$25,884	$30,137	$52,510
Small Cap Value Fund	711,701	10,432	38,623	194,063	451,166	2,206	435,837	6,180	141,926	226,718	61,484	77,104
Small/Mid Cap Value Fund	5,733	7,005	—	564	3,629	1,478	9,802	—	16,146	27,272	179	27,213

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Equity Income Fund		Focused Value Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$7,886,801	$6,943,081	$657,082	$417,542

Net realized gain (loss)	8,811,402	14,818,153	(685,397)	3,648,935

Net change in unrealized gain (loss)	8,535,232	(37,073,296)	5,692,620	(6,565,141)

Net increase (decrease) in net assets resulting from operations	25,233,435	(15,312,062)	5,664,305	(2,498,664)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(15,964,013)	(26,486,951)	(27,797)	(17,568)

Class C Shares	(231,155)	(390,823)	(28,283)	(2,875)

Institutional Shares	(1,383,100)	(2,720,942)	(196,617)	(94,204)

Service Shares	(4,654)	(8,034)	—	—

Investor Shares	(285,008)	(255,958)	(1,281)	(869)

Class R6 Shares	(358,806)	(558,521)	(1,290)	(880)

Class R Shares	(32,124)	(103,134)	(3,995)	(2,652)
Class P Shares	(3,656,406)	(3,671,657)	(3,634,594)	(2,350,232)

Total distributions to shareholders	(21,915,266)	(34,196,020)	(3,893,857)	(2,469,280)

From share transactions:

Proceeds from sales of shares	31,147,105	42,035,572	10,572,005	14,779,334

Reinvestment of distributions	21,544,310	33,518,967	3,893,857	2,469,280

Cost of shares redeemed	(58,547,443)	(46,233,931)	(12,234,451)	(8,992,169)

Net increase (decrease) in net assets resulting from share transactions	(5,856,028)	29,320,608	2,231,411	8,256,445

TOTAL INCREASE (DECREASE)	(2,537,859)	(20,187,474)	4,001,859	3,288,501

Net Assets:

Beginning of year	405,947,081	426,134,555	42,978,533	39,690,032
End of year	$403,409,222	$405,947,081	$46,980,392	$42,978,533

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Large Cap Value Fund		Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$5,619,486	$5,624,176	$8,659,129	$6,270,018

Net realized gain	17,600,750	44,259,875	49,393,542	158,509,493

Net change in unrealized gain (loss)	15,770,239	(73,127,971)	(490,107)	(216,479,555)

Net increase (decrease) in net assets resulting from operations	38,990,475	(23,243,920)	57,562,564	(51,700,044)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(6,742,536)	(9,847,776)	(55,239,987)	(81,091,952)

Class C Shares	(857,851)	(1,340,637)	(1,231,703)	(2,046,722)

Institutional Shares	(13,297,130)	(20,785,951)	(38,717,068)	(50,978,548)

Service Shares	(76,077)	(94,128)	(4,173,176)	(5,405,769)

Investor Shares	(313,809)	(416,593)	(9,223,366)	(6,718,024)

Class R6 Shares	(194,345)	(219,492)	(10,488,178)	(12,632,771)

Class R Shares	(309,775)	(360,604)	(2,295,189)	(3,286,387)
Class P Shares	(16,929,697)	(23,402,507)	(21,613,805)	(29,991,781)

Total distributions to shareholders	(38,721,220)	(56,467,688)	(142,982,472)	(192,151,954)

From share transactions:

Proceeds from sales of shares	33,412,731	43,863,133	221,163,999	240,283,675

Reinvestment of distributions	38,058,875	55,466,446	135,698,815	179,816,177

Cost of shares redeemed	(100,644,410)	(68,984,563)	(268,511,768)	(278,289,464)

Net increase (decrease) in net assets resulting from share transactions	(29,172,804)	30,345,016	88,351,046	141,810,388

TOTAL INCREASE (DECREASE)	(28,903,549)	(49,366,592)	2,931,138	(102,041,610)

Net Assets:

Beginning of year	450,304,926	499,671,518	1,148,771,339	1,250,812,949
End of year	$421,401,377	$450,304,926	$1,151,702,477	$1,148,771,339

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Fund		Small/Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$19,191,459	$20,132,996	$1,716,932	$1,627,333

Net realized gain (loss)	96,955,058	569,564,753	(6,660,726)	11,009,736

Net change in unrealized gain (loss)	(43,305,466)	(920,760,237)	14,063,494	(36,629,393)

Net increase (decrease) in net assets resulting from operations	72,841,051	(331,062,488)	9,119,700	(23,992,324)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(51,748,366)	(86,760,802)	(164,809)	(119,467)

Class C Shares	(440,629)	(495,489)	(66,005)	(75,322)

Institutional Shares	(202,459,669)	(372,106,140)	(1,864,079)	(1,191,915)

Service Shares	(2,858,068)	(4,846,092)	—	—

Investor Shares	(20,218,513)	(34,654,005)	(757,902)	(800,656)

Class R6 Shares	(144,535,398)	(250,111,215)	(6,757,794)	(5,624,330)

Class R Shares	(6,990,091)	(12,118,156)	(7,935)	(5,089)
Class P Shares	(38,556,866)	(61,591,156)	(5,911,852)	(5,339,404)

Total distributions to shareholders	(467,807,600)	(822,683,055)	(15,530,376)	(13,156,183)

From share transactions:

Proceeds from sales of shares	376,347,158	749,898,210	54,323,797	105,555,731

Reinvestment of distributions	454,551,534	794,278,372	15,529,991	13,155,489

Proceeds paid in connection with in-kind transactions	(23,891,044)	—	—	—

Cost of shares redeemed	(2,086,211,976)	(1,809,688,954)	(72,236,151)	(76,873,076)

Net increase (decrease) in net assets resulting from share transactions	(1,279,204,328)	(265,512,372)	(2,382,363)	41,838,144

TOTAL INCREASE (DECREASE)	(1,674,170,877)	(1,419,257,915)	(8,793,039)	4,689,637

Net Assets:

Beginning of year	3,383,387,413	4,802,645,328	229,711,226	225,021,589
End of year	$1,709,216,536	$3,383,387,413	$220,918,187	$229,711,226

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$41.89	$47.25	$37.94	$38.96	$38.26

Net investment income(a)	0.78	0.71	0.59	0.62	0.67

Net realized and unrealized gain (loss)	1.93	(2.31)	9.28	0.58	0.99

Total from investment operations	2.71	(1.60)	9.87	1.20	1.66

Distributions to shareholders from net investment income	(0.77)	(0.73)	(0.56)	(0.65)	(0.66)

Distributions to shareholders from net realized gains	(1.47)	(3.03)	—	(1.57)	(0.30)

Total distributions	(2.24)	(3.76)	(0.56)	(2.22)	(0.96)

Net asset value, end of year	$42.36	$41.89	$47.25	$37.94	$38.96

Total Return(b)	6.55%	(3.79)%	26.23%	3.08%	4.53%

Net assets, end of year (in 000’s)	$294,458	$300,621	$334,886	$292,009	$312,148

Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.08%	1.09%

Ratio of total expenses to average net assets	1.19%	1.18%	1.20%	1.25%	1.25%

Ratio of net investment income to average net assets	1.86%	1.58%	1.40%	1.67%	1.79%

Portfolio turnover rate(c)	32%	17%	44%	42%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$39.62	$44.89	$36.06	$37.12	$36.41

Net investment income(a)	0.44	0.36	0.26	0.34	0.38

Net realized and unrealized gain (loss)	1.83	(2.19)	8.82	0.54	0.96

Total from investment operations	2.27	(1.83)	9.08	0.88	1.34

Distributions to shareholders from net investment income	(0.47)	(0.41)	(0.25)	(0.37)	(0.33)

Distributions to shareholders from net realized gains	(1.47)	(3.03)	—	(1.57)	(0.30)

Total distributions	(1.94)	(3.44)	(0.25)	(1.94)	(0.63)

Net asset value, end of year	$39.95	$39.62	$44.89	$36.06	$37.12

Total Return(b)	5.75%	(4.51)%	25.26%	2.33%	3.82%

Net assets, end of year (in 000’s)	$4,327	$4,651	$6,026	$5,477	$8,116

Ratio of net expenses to average net assets	1.79%	1.79%	1.79%	1.83%	1.85%

Ratio of total expenses to average net assets	1.94%	1.93%	1.95%	2.00%	2.00%

Ratio of net investment income to average net assets	1.11%	0.84%	0.65%	0.94%	1.05%

Portfolio turnover rate(c)	32%	17%	44%	42%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$42.76	$48.15	$38.65	$39.66	$38.92

Net investment income(a)	0.93	0.87	0.75	0.76	0.83

Net realized and unrealized gain (loss)	1.96	(2.37)	9.44	0.58	1.01

Total from investment operations	2.89	(1.50)	10.19	1.34	1.84

Distributions to shareholders from net investment income	(0.90)	(0.86)	(0.69)	(0.78)	(0.80)

Distributions to shareholders from net realized gains	(1.47)	(3.03)	—	(1.57)	(0.30)

Total distributions	(2.37)	(3.89)	(0.69)	(2.35)	(1.10)

Net asset value, end of year	$43.28	$42.76	$48.15	$38.65	$39.66

Total Return(b)	6.86%	(3.49)%	26.63%	3.41%	4.94%

Net assets, end of year (in 000’s)	$25,845	$31,702	$33,660	$22,592	$19,906

Ratio of net expenses to average net assets	0.74%	0.73%	0.73%	0.74%	0.73%

Ratio of total expenses to average net assets	0.82%	0.81%	0.83%	0.86%	0.86%

Ratio of net investment income to average net assets	2.18%	1.90%	1.73%	2.00%	2.17%

Portfolio turnover rate(c)	32%	17%	44%	42%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Service Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$42.08	$47.45	$38.08	$39.10	$38.39

Net investment income(a)	0.70	0.63	0.48	0.57	0.61

Net realized and unrealized gain (loss)	1.94	(2.33)	9.35	0.57	1.01

Total from investment operations	2.64	(1.70)	9.83	1.14	1.62

Distributions to shareholders from net investment income	(0.69)	(0.64)	(0.46)	(0.59)	(0.61)

Distributions to shareholders from net realized gains	(1.47)	(3.03)	—	(1.57)	(0.30)

Total distributions	(2.16)	(3.67)	(0.46)	(2.16)	(0.91)

Net asset value, end of year	$42.56	$42.08	$47.45	$38.08	$39.10

Total Return(b)	6.33%	(3.98)%	26.01%	2.89%	4.40%

Net assets, end of year (in 000’s)	$93	$90	$103	$161	$175

Ratio of net expenses to average net assets	1.24%	1.23%	1.23%	1.24%	1.23%

Ratio of total expenses to average net assets	1.31%	1.31%	1.33%	1.37%	1.36%

Ratio of net investment income to average net assets	1.67%	1.39%	1.16%	1.52%	1.60%

Portfolio turnover rate(c)	32%	17%	44%	42%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$41.82	$47.18	$37.88	$38.91	$38.20

Net investment income(a)	0.88	0.83	0.69	0.71	0.76

Net realized and unrealized gain (loss)	1.92	(2.32)	9.27	0.58	1.00

Total from investment operations	2.80	(1.49)	9.96	1.29	1.76

Distributions to shareholders from net investment income	(0.88)	(0.84)	(0.66)	(0.75)	(0.75)

Distributions to shareholders from net realized gains	(1.47)	(3.03)	—	(1.57)	(0.30)

Total distributions	(2.35)	(3.87)	(0.66)	(2.32)	(1.05)

Net asset value, end of year	$42.27	$41.82	$47.18	$37.88	$38.91

Total Return(b)	6.78%	(3.55)%	26.54%	3.33%	4.82%

Net assets, end of year (in 000’s)	$4,197	$4,394	$3,042	$2,384	$2,321

Ratio of net expenses to average net assets	0.79%	0.79%	0.80%	0.83%	0.85%

Ratio of total expenses to average net assets	0.94%	0.93%	0.95%	0.99%	1.00%

Ratio of net investment income to average net assets	2.10%	1.86%	1.66%	1.92%	2.04%

Portfolio turnover rate(c)	32%	17%	44%	42%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$42.76	$48.15	$38.65	$39.66	$38.92

Net investment income(a)	0.93	0.87	0.75	0.76	0.80

Net realized and unrealized gain (loss)	1.96	(2.36)	9.44	0.58	1.04

Total from investment operations	2.89	(1.49)	10.19	1.34	1.84

Distributions to shareholders from net investment income	(0.90)	(0.87)	(0.69)	(0.78)	(0.80)

Distributions to shareholders from net realized gains	(1.47)	(3.03)	—	(1.57)	(0.30)

Total distributions	(2.37)	(3.90)	(0.69)	(2.35)	(1.10)

Net asset value, end of year	$43.28	$42.76	$48.15	$38.65	$39.66

Total Return(b)	6.87%	(3.48)%	26.64%	3.42%	4.95%

Net assets, end of year (in 000’s)	$5,817	$6,582	$6,981	$5,378	$5,973

Ratio of net expenses to average net assets	0.73%	0.72%	0.72%	0.73%	0.72%

Ratio of total expenses to average net assets	0.81%	0.80%	0.82%	0.86%	0.85%

Ratio of net investment income to average net assets	2.17%	1.90%	1.73%	2.00%	2.08%

Portfolio turnover rate(c)	32%	17%	44%	42%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$41.62	$46.98	$37.73	$38.75	$38.05

Net investment income(a)	0.67	0.60	0.49	0.53	0.57

Net realized and unrealized gain (loss)	1.92	(2.31)	9.22	0.57	1.00

Total from investment operations	2.59	(1.71)	9.71	1.10	1.57

Distributions to shareholders from net investment income	(0.62)	(0.62)	(0.46)	(0.55)	(0.57)

Distributions to shareholders from net realized gains	(1.47)	(3.03)	—	(1.57)	(0.30)

Total distributions	(2.09)	(3.65)	(0.46)	(2.12)	(0.87)

Net asset value, end of year	$42.12	$41.62	$46.98	$37.73	$38.75

Total Return(b)	6.23%	(4.02)%	25.91%	2.82%	4.29%

Net assets, end of year (in 000’s)	$676	$630	$1,337	$1,131	$1,525

Ratio of net expenses to average net assets	1.29%	1.29%	1.29%	1.33%	1.34%

Ratio of total expenses to average net assets	1.44%	1.43%	1.45%	1.50%	1.50%

Ratio of net investment income to average net assets	1.61%	1.34%	1.15%	1.42%	1.54%

Portfolio turnover rate(c)	32%	17%	44%	42%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$42.75	$48.14	$38.64	$39.65	$38.92

Net investment income(a)	0.93	0.88	0.76	0.76	0.82

Net realized and unrealized gain (loss)	1.96	(2.37)	9.43	0.59	1.01

Total from investment operations	2.89	(1.49)	10.19	1.35	1.83

Distributions to shareholders from net investment income	(0.90)	(0.87)	(0.69)	(0.79)	(0.80)

Distributions to shareholders from net realized gains	(1.47)	(3.03)	—	(1.57)	(0.30)

Total distributions	(2.37)	(3.90)	(0.69)	(2.36)	(1.10)

Net asset value, end of year	$43.27	$42.75	$48.14	$38.64	$39.65

Total Return(b)	6.87%	(3.48)%	26.65%	3.43%	4.92%

Net assets, end of year (in 000’s)	$67,997	$57,277	$40,099	$20,492	$11,500

Ratio of net expenses to average net assets	0.73%	0.72%	0.72%	0.73%	0.72%

Ratio of total expenses to average net assets	0.81%	0.80%	0.82%	0.85%	0.85%

Ratio of net investment income to average net assets	2.17%	1.94%	1.74%	2.04%	2.16%

Portfolio turnover rate(c)	32%	17%	44%	42%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$13.07	$14.86	$11.25	$10.69	$11.08

Net investment income(a)	0.15	0.10	0.07	0.09	0.08

Net realized and unrealized gain (loss)	1.47	(0.96)	3.76	0.62	0.09

Total from investment operations	1.62	(0.86)	3.83	0.71	0.17

Distributions to shareholders from net investment income	(0.13)	(0.07)	(0.08)	(0.04)	(0.05)

Distributions to shareholders from net realized gains	(1.17)	(0.86)	(0.14)	(0.11)	(0.51)

Total distributions	(1.30)	(0.93)	(0.22)	(0.15)	(0.56)

Net asset value, end of year	$13.39	$13.07	$14.86	$11.25	$10.69

Total Return(b)	12.87%	(6.29)%	34.43%	6.60%	2.10%

Net assets, end of year (in 000’s)	$419	$312	$369	$148	$63

Ratio of net expenses to average net assets	1.03%	1.04%	1.04%	1.09%	1.09%

Ratio of total expenses to average net assets	1.72%	1.72%	2.27%	4.71%	8.11%

Ratio of net investment income to average net assets	1.13%	0.73%	0.51%	0.83%	0.78%

Portfolio turnover rate(c)	82%	78%	78%	102%	122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$12.85	$14.65	$11.11	$10.60	$11.03

Net investment income (loss)(a)	0.06	—	(0.03)	0.01	—

Net realized and unrealized gain (loss)	1.42	(0.94)	3.71	0.61	0.09

Total from investment operations	1.48	(0.94)	3.68	0.62	0.09

Distributions to shareholders from net investment income	(0.06)	—	—	—	(0.01)

Distributions to shareholders from net realized gains	(1.17)	(0.86)	(0.14)	(0.11)	(0.51)

Total distributions	(1.23)	(0.86)	(0.14)	(0.11)	(0.52)

Net asset value, end of year	$13.10	$12.85	$14.65	$11.11	$10.60

Total Return(b)	11.91%	(6.93)%	33.34%	5.85%	1.27%

Net assets, end of year (in 000’s)	$212	$326	$49	$32	$30

Ratio of net expenses to average net assets	1.78%	1.79%	1.79%	1.85%	1.85%

Ratio of total expenses to average net assets	2.48%	2.43%	2.99%	5.81%	8.79%

Ratio of net investment income (loss) to average net assets	0.44%	0.04%	(0.24)%	0.06%	0.05%

Portfolio turnover rate(c)	82%	78%	78%	102%	122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$13.14	$14.92	$11.29	$10.72	$11.13

Net investment income(a)	0.19	0.16	0.11	0.12	0.12

Net realized and unrealized gain (loss)	1.46	(0.97)	3.77	0.63	0.08

Total from investment operations	1.65	(0.81)	3.88	0.75	0.20

Distributions to shareholders from net investment income	(0.16)	(0.11)	(0.11)	(0.07)	(0.10)

Distributions to shareholders from net realized gains	(1.17)	(0.86)	(0.14)	(0.11)	(0.51)

Total distributions	(1.33)	(0.97)	(0.25)	(0.18)	(0.61)

Net asset value, end of year	$13.46	$13.14	$14.92	$11.29	$10.72

Total Return(b)	13.13%	(5.98)%	34.80%	7.00%	2.47%

Net assets, end of year (in 000’s)	$2,310	$2,167	$5,999	$871	$776

Ratio of net expenses to average net assets	0.71%	0.73%	0.73%	0.76%	0.73%

Ratio of total expenses to average net assets	1.36%	1.41%	1.65%	4.65%	7.57%

Ratio of net investment income to average net assets	1.46%	1.10%	0.82%	1.13%	1.16%

Portfolio turnover rate(c)	82%	78%	78%	102%	122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$13.09	$14.88	$11.26	$10.69	$11.13

Net investment income(a)	0.18	0.14	0.09	0.11	0.11

Net realized and unrealized gain (loss)	1.47	(0.96)	3.77	0.63	0.07

Total from investment operations	1.65	(0.82)	3.86	0.74	0.18

Distributions to shareholders from net investment income	(0.16)	(0.11)	(0.10)	(0.06)	(0.11)

Distributions to shareholders from net realized gains	(1.17)	(0.86)	(0.14)	(0.11)	(0.51)

Total distributions	(1.33)	(0.97)	(0.24)	(0.17)	(0.62)

Net asset value, end of year	$13.41	$13.09	$14.88	$11.26	$10.69

Total Return(b)	13.11%	(6.06)%	34.71%	6.92%	2.26%

Net assets, end of year (in 000’s)	$14	$12	$13	$34	$32

Ratio of net expenses to average net assets	0.78%	0.80%	0.80%	0.85%	0.85%

Ratio of total expenses to average net assets	1.47%	1.47%	2.61%	4.81%	7.79%

Ratio of net investment income to average net assets	1.38%	0.97%	0.69%	1.04%	1.05%

Portfolio turnover rate(c)	82%	78%	78%	102%	122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$13.11	$14.89	$11.27	$10.71	$11.14

Net investment income(a)	0.19	0.15	0.10	0.12	0.12

Net realized and unrealized gain (loss)	1.47	(0.95)	3.77	0.62	0.09

Total from investment operations	1.66	(0.80)	3.87	0.74	0.21

Distributions to shareholders from net investment income	(0.17)	(0.12)	(0.11)	(0.07)	(0.13)

Distributions to shareholders from net realized gains	(1.17)	(0.86)	(0.14)	(0.11)	(0.51)

Total distributions	(1.34)	(0.98)	(0.25)	(0.18)	(0.64)

Net asset value, end of year	$13.43	$13.11	$14.89	$11.27	$10.71

Total Return(b)	13.17%	(5.90)%	34.79%	6.92%	2.52%

Net assets, end of year (in 000’s)	$14	$12	$13	$34	$32

Ratio of net expenses to average net assets	0.69%	0.72%	0.72%	0.75%	0.72%

Ratio of total expenses to average net assets	1.34%	1.33%	2.48%	4.67%	7.64%

Ratio of net investment income to average net assets	1.47%	1.05%	0.77%	1.13%	1.16%

Portfolio turnover rate(c)	82%	78%	78%	102%	122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$12.98	$14.76	$11.20	$10.65	$11.07

Net investment income(a)	0.12	0.07	0.03	0.06	0.06

Net realized and unrealized gain (loss)	1.44	(0.95)	3.74	0.61	0.09

Total from investment operations	1.56	(0.88)	3.77	0.67	0.15

Distributions to shareholders from net investment income	(0.09)	(0.04)	(0.07)	(0.01)	(0.06)

Distributions to shareholders from net realized gains	(1.17)	(0.86)	(0.14)	(0.11)	(0.51)

Total distributions	(1.26)	(0.90)	(0.21)	(0.12)	(0.57)

Net asset value, end of year	$13.28	$12.98	$14.76	$11.20	$10.65

Total Return(b)	12.51%	(6.47)%	34.04%	6.27%	1.91%

Net assets, end of year (in 000’s)	$46	$41	$43	$33	$31

Ratio of net expenses to average net assets	1.28%	1.29%	1.29%	1.35%	1.35%

Ratio of total expenses to average net assets	1.97%	1.96%	2.69%	5.31%	8.29%

Ratio of net investment income to average net assets	0.89%	0.47%	0.23%	0.55%	0.54%

Portfolio turnover rate(c)	82%	78%	78%	102%	122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$13.11	$14.90	$11.28	$10.71	$11.15

Net investment income(a)	0.19	0.15	0.11	0.12	0.12

Net realized and unrealized gain (loss)	1.47	(0.96)	3.76	0.63	0.08

Total from investment operations	1.66	(0.81)	3.87	0.75	0.20

Distributions to shareholders from net investment income	(0.17)	(0.12)	(0.11)	(0.07)	(0.13)

Distributions to shareholders from net realized gains	(1.17)	(0.86)	(0.14)	(0.11)	(0.51)

Total distributions	(1.34)	(0.98)	(0.25)	(0.18)	(0.64)

Net asset value, end of year	$13.43	$13.11	$14.90	$11.28	$10.71

Total Return(b)	13.17%	(5.96)%	34.76%	7.03%	2.44%

Net assets, end of year (in 000’s)	$43,965	$40,108	$33,202	$8,657	$4,739

Ratio of net expenses to average net assets	0.70%	0.72%	0.72%	0.74%	0.72%

Ratio of total expenses to average net assets	1.35%	1.33%	1.80%	4.45%	7.47%

Ratio of net investment income to average net assets	1.47%	1.04%	0.82%	1.16%	1.16%

Portfolio turnover rate(c)	82%	78%	78%	102%	122%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.03	$17.86	$13.92	$14.42	$16.16

Net investment income(a)	0.15	0.15	0.12	0.16	0.16

Net realized and unrealized gain (loss)	1.15	(0.95)	4.31	0.18	(0.25)

Total from investment operations	1.30	(0.80)	4.43	0.34	(0.09)

Distributions to shareholders from net investment income	(0.16)	(0.12)	(0.16)	(0.17)	(0.14)

Distributions to shareholders from net realized gains	(1.15)	(1.91)	(0.33)	(0.67)	(1.51)

Total distributions	(1.31)	(2.03)	(0.49)	(0.84)	(1.65)

Net asset value, end of year	$15.02	$15.03	$17.86	$13.92	$14.42

Total Return(b)	8.88%	(5.23)%	32.64%	1.97%	0.38%

Net assets, end of year (in 000’s)	$77,915	$77,259	$87,359	$74,559	$84,723

Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.07%	1.11%

Ratio of total expenses to average net assets	1.24%	1.22%	1.24%	1.28%	1.28%

Ratio of net investment income to average net assets	1.04%	0.93%	0.74%	1.13%	1.10%

Portfolio turnover rate(c)	57%	46%	53%	64%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$14.04	$16.80	$13.12	$13.64	$15.32

Net investment income(a)	0.04	0.03	—	0.05	0.05

Net realized and unrealized gain (loss)	1.06	(0.88)	4.06	0.17	(0.22)

Total from investment operations	1.10	(0.85)	4.06	0.22	(0.17)

Distributions to shareholders from net investment income	(0.05)	—	(0.05)	(0.07)	—

Distributions to shareholders from net realized gains	(1.15)	(1.91)	(0.33)	(0.67)	(1.51)

Total distributions	(1.20)	(1.91)	(0.38)	(0.74)	(1.51)

Net asset value, end of year	$13.94	$14.04	$16.80	$13.12	$13.64

Total Return(b)	8.03%	(5.87)%	31.59%	1.21%	(0.28)%

Net assets, end of year (in 000’s)	$8,198	$10,176	$12,948	$17,422	$21,481

Ratio of net expenses to average net assets	1.79%	1.79%	1.79%	1.82%	1.86%

Ratio of total expenses to average net assets	1.99%	1.97%	1.99%	2.03%	2.03%

Ratio of net investment income to average net assets	0.30%	0.18%	0.00%	0.39%	0.35%

Portfolio turnover rate(c)	57%	46%	53%	64%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.25	$18.08	$14.08	$14.58	$16.32

Net investment income(a)	0.20	0.21	0.17	0.20	0.21

Net realized and unrealized gain (loss)	1.15	(0.96)	4.37	0.19	(0.26)

Total from investment operations	1.35	(0.75)	4.54	0.39	(0.05)

Distributions to shareholders from net investment income	(0.20)	(0.17)	(0.21)	(0.22)	(0.18)

Distributions to shareholders from net realized gains	(1.15)	(1.91)	(0.33)	(0.67)	(1.51)

Total distributions	(1.35)	(2.08)	(0.54)	(0.89)	(1.69)

Net asset value, end of year	$15.25	$15.25	$18.08	$14.08	$14.58

Total Return(b)	9.16%	(4.88)%	33.08%	2.26%	0.69%

Net assets, end of year (in 000’s)	$127,436	$155,700	$181,806	$140,814	$177,613

Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.76%	0.79%

Ratio of total expenses to average net assets	0.87%	0.85%	0.87%	0.90%	0.89%

Ratio of net investment income to average net assets	1.35%	1.24%	1.04%	1.43%	1.42%

Portfolio turnover rate(c)	57%	46%	53%	64%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$14.97	$17.78	$13.86	$14.36	$16.03

Net investment income(a)	0.12	0.12	0.09	0.13	0.13

Net realized and unrealized gain (loss)	1.14	(0.93)	4.29	0.19	(0.24)

Total from investment operations	1.26	(0.81)	4.38	0.32	(0.11)

Distributions to shareholders from net investment income	(0.13)	(0.09)	(0.13)	(0.15)	(0.05)

Distributions to shareholders from net realized gains	(1.15)	(1.91)	(0.33)	(0.67)	(1.51)

Total distributions	(1.28)	(2.00)	(0.46)	(0.82)	(1.56)

Net asset value, end of year	$14.95	$14.97	$17.78	$13.86	$14.36

Total Return(b)	8.66%	(5.33)%	32.36%	1.80%	0.20%

Net assets, end of year (in 000’s)	$964	$835	$846	$836	$1,004

Ratio of net expenses to average net assets	1.23%	1.23%	1.23%	1.26%	1.29%

Ratio of total expenses to average net assets	1.37%	1.35%	1.37%	1.40%	1.39%

Ratio of net investment income to average net assets	0.85%	0.74%	0.55%	0.94%	0.91%

Portfolio turnover rate(c)	57%	46%	53%	64%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.05	$17.87	$13.93	$14.43	$16.17

Net investment income(a)	0.19	0.19	0.16	0.19	0.20

Net realized and unrealized gain (loss)	1.15	(0.94)	4.31	0.19	(0.26)

Total from investment operations	1.34	(0.75)	4.47	0.38	(0.06)

Distributions to shareholders from net investment income	(0.20)	(0.16)	(0.20)	(0.21)	(0.17)

Distributions to shareholders from net realized gains	(1.15)	(1.91)	(0.33)	(0.67)	(1.51)

Total distributions	(1.35)	(2.07)	(0.53)	(0.88)	(1.68)

Net asset value, end of year	$15.04	$15.05	$17.87	$13.93	$14.43

Total Return(b)	9.16%	(4.94)%	32.92%	2.22%	0.64%

Net assets, end of year (in 000’s)	$6,907	$3,318	$3,559	$3,460	$4,191

Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.82%	0.86%

Ratio of total expenses to average net assets	0.99%	0.97%	0.99%	1.03%	1.03%

Ratio of net investment income to average net assets	1.27%	1.19%	0.99%	1.37%	1.35%

Portfolio turnover rate(c)	57%	46%	53%	64%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.69	$18.54	$14.43	$14.92	$16.66

Net investment income(a)	0.21	0.21	0.17	0.21	0.22

Net realized and unrealized gain (loss)	1.19	(0.97)	4.48	0.19	(0.26)

Total from investment operations	1.40	(0.76)	4.65	0.40	(0.04)

Distributions to shareholders from net investment income	(0.21)	(0.18)	(0.21)	(0.22)	(0.19)

Distributions to shareholders from net realized gains	(1.15)	(1.91)	(0.33)	(0.67)	(1.51)

Total distributions	(1.36)	(2.09)	(0.54)	(0.89)	(1.70)

Net asset value, end of year	$15.73	$15.69	$18.54	$14.43	$14.92

Total Return(b)	9.17%	(4.86)%	33.05%	2.29%	0.73%

Net assets, end of year (in 000’s)	$2,233	$2,245	$1,958	$1,636	$2,172

Ratio of net expenses to average net assets	0.72%	0.72%	0.72%	0.75%	0.78%

Ratio of total expenses to average net assets	0.86%	0.84%	0.86%	0.89%	0.89%

Ratio of net investment income to average net assets	1.36%	1.26%	1.06%	1.43%	1.44%

Portfolio turnover rate(c)	57%	46%	53%	64%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$14.47	$17.27	$13.47	$13.97	$15.71

Net investment income(a)	0.11	0.11	0.07	0.12	0.12

Net realized and unrealized gain (loss)	1.10	(0.91)	4.18	0.17	(0.25)

Total from investment operations	1.21	(0.80)	4.25	0.29	(0.13)

Distributions to shareholders from net investment income	(0.13)	(0.09)	(0.12)	(0.12)	(0.10)

Distributions to shareholders from net realized gains	(1.15)	(1.91)	(0.33)	(0.67)	(1.51)

Total distributions	(1.28)	(2.00)	(0.45)	(0.79)	(1.61)

Net asset value, end of year	$14.40	$14.47	$17.27	$13.47	$13.97

Total Return(b)	8.60%	(5.46)%	32.32%	1.70%	0.12%

Net assets, end of year (in 000’s)	$4,114	$3,437	$3,269	$2,932	$4,008

Ratio of net expenses to average net assets	1.29%	1.29%	1.29%	1.32%	1.36%

Ratio of total expenses to average net assets	1.49%	1.47%	1.49%	1.53%	1.53%

Ratio of net investment income to average net assets	0.78%	0.69%	0.49%	0.89%	0.85%

Portfolio turnover rate(c)	57%	46%	53%	64%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.68	$18.54	$14.43	$14.92	$16.66

Net investment income(a)	0.21	0.21	0.17	0.21	0.21

Net realized and unrealized gain (loss)	1.20	(0.98)	4.48	0.19	(0.25)

Total from investment operations	1.41	(0.77)	4.65	0.40	(0.04)

Distributions to shareholders from net investment income	(0.21)	(0.18)	(0.21)	(0.22)	(0.19)

Distributions to shareholders from net realized gains	(1.15)	(1.91)	(0.33)	(0.67)	(1.51)

Total distributions	(1.36)	(2.09)	(0.54)	(0.89)	(1.70)

Net asset value, end of year	$15.73	$15.68	$18.54	$14.43	$14.92

Total Return(b)	9.24%	(4.92)%	33.05%	2.29%	0.74%

Net assets, end of year (in 000’s)	$193,633	$197,335	$207,926	$154,720	$180,475

Ratio of net expenses to average net assets	0.72%	0.72%	0.72%	0.75%	0.78%

Ratio of total expenses to average net assets	0.86%	0.84%	0.86%	0.89%	0.88%

Ratio of net investment income to average net assets	1.36%	1.26%	1.05%	1.45%	1.43%

Portfolio turnover rate(c)	57%	46%	53%	64%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$36.32	$44.72	$31.22	$32.33	$36.62

Net investment income(a)	0.19	0.13	—	0.16	0.16

Net realized and unrealized gain (loss)	1.57	(1.59)	13.63	(0.22)	0.40

Total from investment operations	1.76	(1.46)	13.63	(0.06)	0.56

Distributions to shareholders from net investment income	(0.17)	(0.11)	(0.13)	(0.18)	(0.14)

Distributions to shareholders from net realized gains	(4.28)	(6.83)	—	(0.84)	(4.71)

Distributions to shareholders from return of capital	—	—	—	(0.03)	—

Total distributions	(4.45)	(6.94)	(0.13)	(1.05)	(4.85)

Net asset value, end of year	$33.63	$36.32	$44.72	$31.22	$32.33

Total Return(b)	4.97%	(4.46)%	43.77%	(0.41)%	3.39%

Net assets, end of year (in 000’s)	$435,463	$458,090	$536,384	$424,878	$526,864

Ratio of net expenses to average net assets	1.19%	1.20%	1.21%	1.24%	1.22%

Ratio of total expenses to average net assets	1.21%	1.21%	1.21%	1.24%	1.23%

Ratio of net investment income to average net assets	0.57%	0.33%	0.01%	0.52%	0.49%

Portfolio turnover rate(c)	64%	69%	66%	87%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$30.26	$38.53	$27.00	$28.10	$32.59

Net investment loss(a)	(0.05)	(0.14)	(0.24)	(0.02)	(0.07)

Net realized and unrealized gain (loss)	1.32	(1.30)	11.77	(0.24)	0.29

Total from investment operations	1.27	(1.44)	11.53	(0.26)	0.22

Distributions to shareholders from net realized gains	(4.28)	(6.83)	—	(0.81)	(4.71)

Distributions to shareholders from return of capital	—	—	—	(0.03)	—

Total distributions	(4.28)	(6.83)	—	(0.84)	(4.71)

Net asset value, end of year	$27.25	$30.26	$38.53	$27.00	$28.10

Total Return(b)	4.24%	(5.20)%	42.70%	(1.14)%	2.58%

Net assets, end of year (in 000’s)	$6,558	$9,337	$12,836	$16,230	$28,175

Ratio of net expenses to average net assets	1.94%	1.95%	1.96%	1.99%	1.98%

Ratio of total expenses to average net assets	1.96%	1.96%	1.96%	1.99%	1.98%

Ratio of net investment loss to average net assets	(0.17)%	(0.42)%	(0.73)%	(0.07)%	(0.24)%

Portfolio turnover rate(c)	64%	69%	66%	87%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$36.92	$45.34	$31.65	$32.76	$37.06

Net investment income(a)	0.32	0.28	0.15	0.26	0.29

Net realized and unrealized gain (loss)	1.61	(1.62)	13.80	(0.19)	0.39

Total from investment operations	1.93	(1.34)	13.95	0.07	0.68

Distributions to shareholders from net investment income	(0.30)	(0.25)	(0.26)	(0.30)	(0.27)

Distributions to shareholders from net realized gains	(4.28)	(6.83)	—	(0.84)	(4.71)

Distributions to shareholders from return of capital	—	—	—	(0.04)	—

Total distributions	(4.58)	(7.08)	(0.26)	(1.18)	(4.98)

Net asset value, end of year	$34.27	$36.92	$45.34	$31.65	$32.76

Total Return(b)	5.39%	(4.12)%	44.27%	(0.03)%	3.78%

Net assets, end of year (in 000’s)	$318,000	$298,877	$331,383	$271,283	$346,004

Ratio of net expenses to average net assets	0.84%	0.83%	0.84%	0.86%	0.84%

Ratio of total expenses to average net assets	0.84%	0.84%	0.84%	0.86%	0.84%

Ratio of net investment income (loss) to average net assets	0.93%	0.71%	0.38%	0.82%	0.89%

Portfolio turnover rate(c)	64%	69%	66%	87%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$35.32	$43.69	$30.50	$31.58	$35.89

Net investment income (loss)(a)	0.14	0.08	(0.04)	0.13	0.12

Net realized and unrealized gain (loss)	1.54	(1.55)	13.31	(0.23)	0.38

Total from investment operations	1.68	(1.47)	13.27	(0.10)	0.50

Distributions to shareholders from net investment income	(0.13)	(0.07)	(0.08)	(0.11)	(0.10)

Distributions to shareholders from net realized gains	(4.28)	(6.83)	—	(0.84)	(4.71)

Distributions to shareholders from return of capital	—	—	—	(0.03)	—

Total distributions	(4.41)	(6.90)	(0.08)	(0.98)	(4.81)

Net asset value, end of year	$32.59	$35.32	$43.69	$30.50	$31.58

Total Return(b)	4.86%	(4.60)%	43.57%	(0.52)%	3.25%

Net assets, end of year (in 000’s)	$27,582	$34,533	$34,851	$30,424	$47,597

Ratio of net expenses to average net assets	1.33%	1.33%	1.34%	1.36%	1.34%

Ratio of total expenses to average net assets	1.34%	1.34%	1.34%	1.36%	1.34%

Ratio of net investment income (loss) to average net assets	0.42%	0.20%	(0.12)%	0.43%	0.38%

Portfolio turnover rate(c)	64%	69%	66%	87%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$35.26	$43.60	$30.44	$31.55	$35.89

Net investment income(a)	0.27	0.25	0.10	0.22	0.23

Net realized and unrealized gain (loss)	1.52	(1.55)	13.28	(0.19)	0.37

Total from investment operations	1.79	(1.30)	13.38	0.03	0.60

Distributions to shareholders from net investment income	(0.27)	(0.21)	(0.22)	(0.26)	(0.23)

Distributions to shareholders from net realized gains	(4.28)	(6.83)	—	(0.84)	(4.71)

Distributions to shareholders from return of capital	—	—	—	(0.04)	—

Total distributions	(4.55)	(7.04)	(0.22)	(1.14)	(4.94)

Net asset value, end of year	$32.50	$35.26	$43.60	$30.44	$31.55

Total Return(b)	5.24%	(4.21)%	44.11%	(0.16)%	3.63%

Net assets, end of year (in 000’s)	$76,816	$68,948	$42,206	$33,249	$41,809

Ratio of net expenses to average net assets	0.94%	0.95%	0.96%	0.99%	0.97%

Ratio of total expenses to average net assets	0.96%	0.96%	0.96%	0.99%	0.98%

Ratio of net investment income to average net assets	0.82%	0.65%	0.26%	0.72%	0.74%

Portfolio turnover rate(c)	64%	69%	66%	87%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$36.90	$45.31	$31.62	$32.74	$37.04

Net investment income(a)	0.32	0.29	0.15	0.25	0.27

Net realized and unrealized gain (loss)	1.60	(1.61)	13.80	(0.18)	0.41

Total from investment operations	1.92	(1.32)	13.95	0.07	0.68

Distributions to shareholders from net investment income	(0.30)	(0.26)	(0.26)	(0.27)	(0.27)

Distributions to shareholders from net realized gains	(4.28)	(6.83)	—	(0.84)	(4.71)

Distributions to shareholders from return of capital	—	—	—	(0.08)	—

Total distributions	(4.58)	(7.09)	(0.26)	(1.19)	(4.98)

Net asset value, end of year	$34.24	$36.90	$45.31	$31.62	$32.74

Total Return(b)	5.38%	(4.09)%	44.33%	(0.05)%	3.79%

Net assets, end of year (in 000’s)	$89,605	$83,400	$80,114	$54,633	$50,538

Ratio of net expenses to average net assets	0.83%	0.82%	0.83%	0.85%	0.82%

Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.85%	0.83%

Ratio of net investment income to average net assets	0.94%	0.72%	0.39%	0.82%	0.85%

Portfolio turnover rate(c)	64%	69%	66%	87%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$34.76	$43.09	$30.09	$31.20	$35.52

Net investment income (loss)(a)	0.10	0.04	(0.09)	0.10	0.08

Net realized and unrealized gain (loss)	1.51	(1.52)	13.14	(0.24)	0.37

Total from investment operations	1.61	(1.48)	13.05	(0.14)	0.45

Distributions to shareholders from net investment income	(0.10)	(0.02)	(0.05)	(0.10)	(0.06)

Distributions to shareholders from net realized gains	(4.28)	(6.83)	—	(0.84)	(4.71)

Distributions to shareholders from return of capital	—	—	—	(0.03)	—

Total distributions	(4.38)	(6.85)	(0.05)	(0.97)	(4.77)

Net asset value, end of year	$31.99	$34.76	$43.09	$30.09	$31.20

Total Return(b)	4.72%	(4.68)%	43.41%	(0.65)%	3.10%

Net assets, end of year (in 000’s)	$19,373	$18,760	$21,249	$17,015	$21,916

Ratio of net expenses to average net assets	1.44%	1.45%	1.46%	1.49%	1.47%

Ratio of total expenses to average net assets	1.46%	1.46%	1.46%	1.49%	1.48%

Ratio of net investment income (loss) to average net assets	0.32%	0.09%	(0.23)%	0.32%	0.25%

Portfolio turnover rate(c)	64%	69%	66%	87%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$36.89	$45.30	$31.62	$32.73	$37.04

Net investment income(a)	0.32	0.29	0.15	0.26	0.29

Net realized and unrealized gain (loss)	1.60	(1.61)	13.79	(0.19)	0.39

Total from investment operations	1.92	(1.32)	13.94	0.07	0.68

Distributions to shareholders from net investment income	(0.30)	(0.26)	(0.26)	(0.33)	(0.28)

Distributions to shareholders from net realized gains	(4.28)	(6.83)	—	(0.84)	(4.71)

Distributions to shareholders from return of capital	—	—	—	(0.01)	—

Total distributions	(4.58)	(7.09)	(0.26)	(1.18)	(4.99)

Net asset value, end of year	$34.23	$36.89	$45.30	$31.62	$32.73

Total Return(b)	5.38%	(4.09)%	44.30%	(0.02)%	3.80%

Net assets, end of year (in 000’s)	$178,305	$176,827	$191,790	$129,680	$141,460

Ratio of net expenses to average net assets	0.83%	0.82%	0.83%	0.85%	0.83%

Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.85%	0.83%

Ratio of net investment income to average net assets	0.94%	0.71%	0.39%	0.82%	0.89%

Portfolio turnover rate(c)	64%	69%	66%	87%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$44.45	$60.69	$40.60	$47.20	$59.98

Net investment income (loss)(a)	0.20	0.10	(0.08)	0.20	0.20

Net realized and unrealized gain (loss)	0.98	(4.46)	20.27	(4.48)	(7.12)

Total from investment operations	1.18	(4.36)	20.19	(4.28)	(6.92)

Distributions to shareholders from net investment income	(0.17)	(0.03)	(0.10)	(0.26)	(0.02)

Distributions to shareholders from net realized gains	(7.30)	(11.85)	—	(2.06)	(5.84)

Total distributions	(7.47)	(11.88)	(0.10)	(2.32)	(5.86)

Net asset value, end of year	$38.16	$44.45	$60.69	$40.60	$47.20

Total Return(b)	2.71%	(9.33)%	49.77%	(9.92)%	(11.16)%

Net assets, end of year (in 000’s)	$248,764	$333,814	$468,122	$413,666	$594,825

Ratio of net expenses to average net assets	1.29%	1.29%	1.30%	1.34%	1.34%

Ratio of total expenses to average net assets	1.41%	1.36%	1.36%	1.37%	1.36%

Ratio of net investment income (loss) to average net assets	0.52%	0.20%	(0.15)%	0.47%	0.39%

Portfolio turnover rate(c)	71%	65%	64%	75%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$27.87	$42.63	$28.68	$33.97	$45.37

Net investment loss(a)	(0.05)	(0.18)	(0.33)	(0.02)	(0.13)

Net realized and unrealized gain (loss)	0.61	(2.73)	14.28	(3.21)	(5.43)

Total from investment operations	0.56	(2.91)	13.95	(3.23)	(5.56)

Distributions to shareholders from net investment income	(0.06)	—	—	—	—

Distributions to shareholders from net realized gains	(7.30)	(11.85)	—	(2.06)	(5.84)

Total distributions	(7.36)	(11.85)	—	(2.06)	(5.84)

Net asset value, end of year	$21.07	$27.87	$42.63	$28.68	$33.97

Total Return(b)	1.96%	(10.00)%	48.69%	(10.61)%	(11.83)%

Net assets, end of year (in 000’s)	$1,146	$1,788	$2,204	$3,220	$8,867

Ratio of net expenses to average net assets	2.04%	2.04%	2.05%	2.09%	2.09%

Ratio of total expenses to average net assets	2.15%	2.11%	2.11%	2.12%	2.11%

Ratio of net investment loss to average net assets	(0.23)%	(0.54)%	(0.89)%	(0.05)%	(0.36)%

Portfolio turnover rate(c)	71%	65%	64%	75%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$49.82	$66.58	$44.52	$51.56	$64.90

Net investment income(a)	0.36	0.30	0.11	0.35	0.43

Net realized and unrealized gain (loss)	1.07	(5.02)	22.22	(4.87)	(7.71)

Total from investment operations	1.43	(4.72)	22.33	(4.52)	(7.28)

Distributions to shareholders from net investment income	(0.31)	(0.19)	(0.27)	(0.46)	(0.22)

Distributions to shareholders from net realized gains	(7.30)	(11.85)	—	(2.06)	(5.84)

Total distributions	(7.61)	(12.04)	(0.27)	(2.52)	(6.06)

Net asset value, end of year	$43.64	$49.82	$66.58	$44.52	$51.56

Total Return(b)	2.96%	(9.02)%	50.29%	(9.60)%	(10.81)%

Net assets, end of year (in 000’s)	$630,611	$1,446,222	$2,331,482	$2,454,781	$3,114,853

Ratio of net expenses to average net assets	1.00%	0.97%	0.96%	0.96%	0.95%

Ratio of total expenses to average net assets	1.03%	0.99%	0.99%	0.99%	0.97%

Ratio of net investment income to average net assets	0.79%	0.51%	0.19%	0.74%	0.78%

Portfolio turnover rate(c)	71%	65%	64%	75%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Service Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$42.36	$58.44	$39.10	$45.50	$58.10

Net investment income (loss)(a)	0.11	0.01	(0.15)	0.16	0.14

Net realized and unrealized gain (loss)	0.93	(4.24)	19.51	(4.35)	(6.90)

Total from investment operations	1.04	(4.23)	19.36	(4.19)	(6.76)

Distributions to shareholders from net investment income	(0.11)	—	(0.02)	(0.15)	—

Distributions to shareholders from net realized gains	(7.30)	(11.85)	—	(2.06)	(5.84)

Total distributions	(7.41)	(11.85)	(0.02)	(2.21)	(5.84)

Net asset value, end of year	$35.99	$42.36	$58.44	$39.10	$45.50

Total Return(b)	2.46%	(9.48)%	49.53%	(10.04)%	(11.26)%

Net assets, end of year (in 000’s)	$14,083	$17,138	$27,102	$39,295	$75,860

Ratio of net expenses to average net assets	1.51%	1.47%	1.46%	1.46%	1.45%

Ratio of total expenses to average net assets	1.54%	1.49%	1.49%	1.49%	1.47%

Ratio of net investment income (loss) to average net assets	0.29%	0.01%	(0.31)%	0.39%	0.29%

Portfolio turnover rate(c)	71%	65%	64%	75%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$43.99	$60.18	$40.26	$46.84	$59.60

Net investment income(a)	0.31	0.24	0.05	0.27	0.32

Net realized and unrealized gain (loss)	0.94	(4.41)	20.09	(4.39)	(7.09)

Total from investment operations	1.25	(4.17)	20.14	(4.12)	(6.77)

Distributions to shareholders from net investment income	(0.28)	(0.17)	(0.22)	(0.40)	(0.15)

Distributions to shareholders from net realized gains	(7.30)	(11.85)	—	(2.06)	(5.84)

Total distributions	(7.58)	(12.02)	(0.22)	(2.46)	(5.99)

Net asset value, end of year	$37.66	$43.99	$60.18	$40.26	$46.84

Total Return(b)	2.94%	(9.07)%	50.14%	(9.70)%	(10.94)%

Net assets, end of year (in 000’s)	$71,845	$131,530	$140,918	$115,491	$132,434

Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.09%	1.09%

Ratio of total expenses to average net assets	1.15%	1.11%	1.11%	1.12%	1.11%

Ratio of net investment income to average net assets	0.78%	0.46%	0.09%	0.64%	0.64%

Portfolio turnover rate(c)	71%	65%	64%	75%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$49.78	$66.55	$44.50	$51.53	$64.88

Net investment income(a)	0.37	0.31	0.11	0.35	0.42

Net realized and unrealized gain (loss)	1.08	(5.02)	22.22	(4.85)	(7.70)

Total from investment operations	1.45	(4.71)	22.33	(4.50)	(7.28)

Distributions to shareholders from net investment income	(0.32)	(0.21)	(0.28)	(0.47)	(0.23)

Distributions to shareholders from net realized gains	(7.30)	(11.85)	—	(2.06)	(5.84)

Total distributions	(7.62)	(12.06)	(0.28)	(2.53)	(6.07)

Net asset value, end of year	$43.61	$49.78	$66.55	$44.50	$51.53

Total Return(b)	2.99%	(9.02)%	50.31%	(9.58)%	(10.81)%

Net assets, end of year (in 000’s)	$443,791	$1,145,840	$1,436,954	$1,229,047	$1,302,069

Ratio of net expenses to average net assets	0.99%	0.96%	0.95%	0.95%	0.94%

Ratio of total expenses to average net assets	1.02%	0.98%	0.98%	0.98%	0.96%

Ratio of net investment income to average net assets	0.82%	0.54%	0.19%	0.74%	0.77%

Portfolio turnover rate(c)	71%	65%	64%	75%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$42.82	$58.98	$39.48	$45.96	$58.69

Net investment income (loss)(a)	0.10	(0.03)	(0.21)	0.13	0.07

Net realized and unrealized gain (loss)	0.94	(4.28)	19.71	(4.42)	(6.96)

Total from investment operations	1.04	(4.31)	19.50	(4.29)	(6.89)

Distributions to shareholders from net investment income	(0.09)	—	—	(0.13)	—

Distributions to shareholders from net realized gains	(7.30)	(11.85)	—	(2.06)	(5.84)

Total distributions	(7.39)	(11.85)	—	(2.19)	(5.84)

Net asset value, end of year	$36.47	$42.82	$58.98	$39.48	$45.96

Total Return(b)	2.44%	(9.53)%	49.39%	(10.16)%	11.37%

Net assets, end of year (in 000’s)	$35,901	$41,857	$62,339	$57,272	$84,684

Ratio of net expenses to average net assets	1.54%	1.54%	1.55%	1.59%	1.59%

Ratio of total expenses to average net assets	1.66%	1.61%	1.61%	1.62%	1.61%

Ratio of net investment income (loss) to average net assets	0.26%	(0.06)%	(0.40)%	0.30%	0.15%

Portfolio turnover rate(c)	71%	65%	64%	75%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$49.79	$66.55	$44.50	$51.53	$64.88

Net investment income(a)	0.35	0.31	0.11	0.34	0.43

Net realized and unrealized gain (loss)	1.09	(5.01)	22.22	(4.85)	(7.71)

Total from investment operations	1.44	(4.70)	22.33	(4.51)	(7.28)

Distributions to shareholders from net investment income	(0.32)	(0.21)	(0.28)	(0.46)	(0.23)

Distributions to shareholders from net realized gains	(7.30)	(11.85)	—	(2.06)	(5.84)

Total distributions	(7.62)	(12.06)	(0.28)	(2.52)	(6.07)

Net asset value, end of year	$43.61	$49.79	$66.55	$44.50	$51.53

Total Return(b)	2.97%	(9.01)%	50.28%	(9.56)%	(10.80)%

Net assets, end of year (in 000’s)	$263,075	$265,197	$333,524	$206,370	$231,930

Ratio of net expenses to average net assets	1.00%	0.96%	0.95%	0.95%	0.94%

Ratio of total expenses to average net assets	1.03%	0.98%	0.98%	0.98%	0.96%

Ratio of net investment income to average net assets	0.80%	0.53%	0.18%	0.74%	0.79%

Portfolio turnover rate(c)	71%	65%	64%	75%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$14.86	$17.26	$11.50	$11.99	$13.58

Net investment income(a)	0.06	0.05	0.01	0.06	0.07

Net realized and unrealized gain (loss)	0.50	(1.48)	5.80	(0.48)	(0.88)

Total from investment operations	0.56	(1.43)	5.81	(0.42)	(0.81)

Distributions to shareholders from net investment income	(0.08)	(0.04)	(0.05)	(0.07)	(0.02)

Distributions to shareholders from net realized gains	(0.97)	(0.93)	—	—	(0.76)

Total distributions	(1.05)	(0.97)	(0.05)	(0.07)	(0.78)

Net asset value, end of year	$14.37	$14.86	$17.26	$11.50	$11.99

Total Return(b)	4.03%	(8.91)%	50.62%	(3.56)%	(5.42)%

Net assets, end of year (in 000’s)	$2,279	$2,231	$2,034	$988	$1,467

Ratio of net expenses to average net assets	1.20%	1.21%	1.21%	1.23%	1.23%

Ratio of total expenses to average net assets	1.35%	1.34%	1.42%	1.50%	1.56%

Ratio of net investment income to average net assets	0.43%	0.33%	0.07%	0.49%	0.61%

Portfolio turnover rate(c)	56%	90%	78%	76%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$14.26	$16.68	$11.17	$11.67	$13.30

Net investment loss(a)	(0.04)	(0.07)	(0.10)	(0.01)	(0.02)

Net realized and unrealized gain (loss)	0.48	(1.42)	5.61	(0.49)	(0.85)

Total from investment operations	0.44	(1.49)	5.51	(0.50)	(0.87)

Distributions to shareholders from net realized gains	(0.97)	(0.93)	—	—	(0.76)

Net asset value, end of year	$13.73	$14.26	$16.68	$11.17	$11.67

Total Return(b)	3.25%	(9.56)%	49.46%	(4.36)%	(6.07)%

Net assets, end of year (in 000’s)	$894	$997	$1,483	$948	$994

Ratio of net expenses to average net assets	1.95%	1.96%	1.96%	1.98%	1.98%

Ratio of total expenses to average net assets	2.10%	2.09%	2.17%	2.24%	2.31%

Ratio of net investment loss to average net assets	(0.32)%	(0.44)%	(0.69)%	(0.07)%	(0.15)%

Portfolio turnover rate(c)	56%	90%	78%	76%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.11	$17.51	$11.67	$12.18	$13.74

Net investment income(a)	0.11	0.12	0.07	0.09	0.12

Net realized and unrealized gain (loss)	0.50	(1.50)	5.87	(0.47)	(0.88)

Total from investment operations	0.61	(1.38)	5.94	(0.38)	(0.76)

Distributions to shareholders from net investment income	(0.13)	(0.09)	(0.10)	(0.13)	(0.04)

Distributions to shareholders from net realized gains	(0.97)	(0.93)	—	—	(0.76)

Total distributions	(1.10)	(1.02)	(0.10)	(0.13)	(0.80)

Net asset value, end of year	$14.62	$15.11	$17.51	$11.67	$12.18

Total Return(b)	4.33%	(8.56)%	51.16%	(3.26)%	(5.00)%

Net assets, end of year (in 000’s)	$24,274	$23,900	$18,472	$7,054	$6,223

Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.85%	0.84%

Ratio of total expenses to average net assets	0.99%	0.97%	1.05%	1.12%	1.17%

Ratio of net investment income to average net assets	0.79%	0.72%	0.44%	0.78%	0.99%

Portfolio turnover rate(c)	56%	90%	78%	76%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.00	$17.41	$11.59	$12.09	$13.67

Net investment income(a)	0.10	0.09	0.07	0.08	0.10

Net realized and unrealized gain (loss)	0.50	(1.49)	5.82	(0.47)	(0.88)

Total from investment operations	0.60	(1.40)	5.89	(0.39)	(0.78)

Distributions to shareholders from net investment income	(0.11)	(0.08)	(0.07)	(0.11)	(0.04)

Distributions to shareholders from net realized gains	(0.97)	(0.93)	—	—	(0.76)

Total distributions	(1.08)	(1.01)	(0.07)	(0.11)	(0.80)

Net asset value, end of year	$14.52	$15.00	$17.41	$11.59	$12.09

Total Return(b)	4.28%	(8.68)%	50.98%	(3.32)%	(5.19)%

Net assets, end of year (in 000’s)	$9,219	$11,178	$13,553	$1,435	$3,253

Ratio of net expenses to average net assets	0.95%	0.96%	0.96%	0.98%	0.98%

Ratio of total expenses to average net assets	1.10%	1.08%	1.15%	1.26%	1.30%

Ratio of net investment income to average net assets	0.69%	0.55%	0.40%	0.74%	0.85%

Portfolio turnover rate(c)	56%	90%	78%	76%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.09	$17.50	$11.66	$12.16	$13.75

Net investment income(a)	0.11	0.12	0.07	0.09	0.12

Net realized and unrealized gain (loss)	0.51	(1.51)	5.87	(0.46)	(0.89)

Total from investment operations	0.62	(1.39)	5.94	(0.37)	(0.77)

Distributions to shareholders from net investment income	(0.13)	(0.09)	(0.10)	(0.13)	(0.06)

Distributions to shareholders from net realized gains	(0.97)	(0.93)	—	—	(0.76)

Total distributions	(1.10)	(1.02)	(0.10)	(0.13)	(0.82)

Net asset value, end of year	$14.61	$15.09	$17.50	$11.66	$12.16

Total Return(b)	4.41%	(8.56)%	51.12%	(3.17)%	(5.06)%

Net assets, end of year (in 000’s)	$91,082	$93,904	$97,324	$52,507	$57,055

Ratio of net expenses to average net assets	0.83%	0.83%	0.83%	0.84%	0.83%

Ratio of total expenses to average net assets	0.98%	0.96%	1.04%	1.11%	1.16%

Ratio of net investment income to average net assets	0.80%	0.70%	0.44%	0.79%	1.00%

Portfolio turnover rate(c)	56%	90%	78%	76%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$14.82	$17.21	$11.46	$11.96	$13.56

Net investment income (loss)(a)	0.03	0.01	(0.03)	0.03	0.04

Net realized and unrealized gain (loss)	0.49	(1.47)	5.78	(0.49)	(0.87)

Total from investment operations	0.52	(1.46)	5.75	(0.46)	(0.83)

Distributions to shareholders from net investment income	(0.05)	—	—	(0.04)	(0.01)

Distributions to shareholders from net realized gains	(0.97)	(0.93)	—	—	(0.76)

Total distributions	(1.02)	(0.93)	—	(0.04)	(0.77)

Net asset value, end of year	$14.32	$14.82	$17.21	$11.46	$11.96

Total Return(b)	3.75%	(9.07)%	50.17%	(3.85)%	(5.65)%

Net assets, end of year (in 000’s)	$107	$105	$99	$74	$160

Ratio of net expenses to average net assets	1.45%	1.45%	1.46%	1.48%	1.48%

Ratio of total expenses to average net assets	1.60%	1.58%	1.67%	1.76%	1.81%

Ratio of net investment income (loss) to average net assets	0.18%	0.07%	(0.19)%	0.29%	0.36%

Portfolio turnover rate(c)	56%	90%	78%	76%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.09	$17.49	$11.66	$12.16	$13.75

Net investment income(a)	0.11	0.12	0.07	0.09	0.12

Net realized and unrealized gain (loss)	0.50	(1.50)	5.86	(0.46)	(0.89)

Total from investment operations	0.61	(1.38)	5.93	(0.37)	(0.77)

Distributions to shareholders from net investment income	(0.13)	(0.09)	(0.10)	(0.13)	(0.06)

Distributions to shareholders from net realized gains	(0.97)	(0.93)	—	—	(0.76)

Total distributions	(1.10)	(1.02)	(0.10)	(0.13)	(0.82)

Net asset value, end of year	$14.60	$15.09	$17.49	$11.66	$12.16

Total Return(b)	4.34%	(8.51)%	51.04%	(3.17)%	(5.05)%

Net assets, end of year (in 000’s)	$93,063	$97,396	$92,056	$38,153	$48,725

Ratio of net expenses to average net assets	0.83%	0.83%	0.83%	0.84%	0.83%

Ratio of total expenses to average net assets	0.98%	0.96%	1.04%	1.11%	1.16%

Ratio of net investment income to average net assets	0.80%	0.70%	0.44%	0.79%	1.00%

Portfolio turnover rate(c)	56%	90%	78%	76%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Focused Value	A, C, Institutional, Investor, R6, R and P	Non-Diversified
Equity Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Small/Mid Cap Value	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

103

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Equity Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with each Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent that Underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2023:

EQUITY INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,534,304	$—	$—

Europe	20,502,937	—	—

North America	373,243,832	—	—

Oceania	4,899,375	—	—

Investment Company	714,371	—	—

Securities Lending Reinvestment Vehicle	1,298,115	—	—

Total	$403,192,934	$—	$—

FOCUSED VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$45,850,024	$—	$—

Investment Company	153,740	—	—

Total	$46,003,764	$—	$—

LARGE CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$5,591,217	$—	$—

North America	412,461,291	—	—

Investment Company	1,988,552	—	—

Total	$420,041,060	$—	$—

MID CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$14,257,936	$—	$—

North America	1,134,115,487	—	—

Investment Company	3,503,744	—	—

Total	$1,151,877,167	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$5,951,707	$—	$—

Europe	7,722,979	—	—

North America	1,676,637,792	—	—

Investment Company	912,932	—	—

Exchange-Traded Fund	6,843,398	—	—

Securities Lending Reinvestment Vehicle	6,000	—	—

Total	$1,698,074,808	$—	$—

SMALL/MID CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$1,402,805	$—	$—

North America	218,799,774	—	—

Total	$220,202,579	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

August 31, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Contractual Management Rate	Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Equity Income	0.69%	0.62%	0.59%	0.58%	0.57%	0.69%	0.69%
Focused Value	0.69	0.62	0.59	0.58	0.57	0.69	0.66	*
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.75	0.69	*
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.75	0.75
Small Cap Value	0.98	0.98	0.88	0.84	0.82	0.96	0.96
Small/Mid Cap Value	0.80	0.80	0.72	0.68	0.67	0.80	0.80

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
*	GSAM agreed to waive a portion of its management fee with respect to the Focused Value and Large Cap Value Fund in order to achieve an effective net management fee rate of 0.65% and 0.69%, respectively, as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2023, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. Prior to December 29, 2022, the Focused Value Fund did not have any management fee waivers.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Equity Income	$4,349
Focused Value	831
Large Cap Value	3,816
Mid Cap Value	21,051
Small Cap Value	26,553
Small/Mid Cap Value	3,304

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Equity Income	$7,203	$—
Focused Value	574	—
Large Cap Value	4,312	—
Mid Cap Value	10,293	—
Small Cap Value	2,951	—
Small/Mid Cap Value	665	—

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2023, the rate for Class A, Class C, Investor and Class R Shares was 0.16%.

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Notes to Financial Statements (continued)

August 31, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2023, the transfer agency fee waivers were as follows:

Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares)
Fund	Before December 29, 2022	As of December 29, 2022*
Equity Income	0.06%	0.06%
Focused Value	0.06%	0.04%
Large Cap Value	0.06%	0.06%
Mid Cap Value	0.01%	0.01%
Small Cap Value	0.05%	0.11%
Small/Mid Cap Value	0.01%	0.01%

*	These arrangements will remain in effect through at least December 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Equity Income, Focused Value, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds is 0.004% and for Mid Cap Value Fund is 0.104%. These Other Expense limitations will remain in place through at least December 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above. Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended August 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Equity Income	$4,349	$186,230	$327,690	$518,269
Focused Value	13,220	300	280,937	294,457
Large Cap Value	269,064	57,035	328,884	654,983
Mid Cap Value	21,051	54,651	—	75,702
Small Cap Value	26,553	361,978	755,944	1,144,475
Small/Mid Cap Value	3,304	1,353	308,132	312,789

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of August 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended August 31, 2023, Goldman Sachs earned the following amounts in brokerage commissions from portfolio transactions, on behalf of the Funds:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Brokerage commissions paid	$34,554	$354	$5,139	$—	$—	$—

The following table provides information about the Funds’ investments in the Government Money Market Fund — Institutional Shares for the fiscal year ended August 31, 2023:

Fund	Beginning Value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2023	Shares as of August 31, 2023	Dividend Income
Equity Income	$8,778,605	$33,090,650	$(41,154,884)	$714,371	714,371	$86,536
Focused Value	922,973	11,123,353	(11,892,586)	153,740	153,740	21,953
Large Cap Value	4,276,030	67,830,338	(70,117,816)	1,988,552	1,988,552	100,593
Mid Cap Value	22,288,207	164,088,010	(182,872,473)	3,503,744	3,503,744	538,178
Small Cap Value	22,581,860	947,083,675	(968,752,603)	912,932	912,932	662,990
Small/Mid Cap Value	1,414,538	56,740,885	(58,155,423)	—	—	83,831

As of August 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following Funds:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Focused Value	—%	6%	—%	100%	—%	31%	100%
Small/Mid Cap Value	—	—	—	—	—	9	—

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2023

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales and Maturities
Equity Income	$129,860,005	$142,118,737
Focused Value	36,463,645	37,428,624
Large Cap Value	249,755,256	308,932,645
Mid Cap Value	727,106,055	752,173,895
Small Cap Value	1,794,235,117	3,473,931,747
Small/Mid Cap Value	121,734,788	135,766,785

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases	Sales and Maturities
Equity Income	$—	$—
Focused Value	—	—
Large Cap Value	—	—
Mid Cap Value	—	—
Small Cap Value	—	23,463,869
Small/Mid Cap Value	—	—

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying

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6. SECURITIES LENDING (continued)

the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2023, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2023:

Fund	Beginning Value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2023
Equity Income	$2,353,075	$21,956,531	$(23,011,491)	$1,298,115
Mid Cap Value	—	11,878,506	(11,878,506)	—
Small Cap Value	2,576,575	137,063,865	(139,634,440)	6,000
Small/Mid Cap Value	489,327	6,355,324	(6,844,651)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2023 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distributions paid from:
Ordinary Income	$9,033,251	$2,039,306	$5,835,947	$8,244,638	$19,926,056	$1,977,511
Net long-term capital gains	12,882,015	1,854,551	32,885,273	134,737,834	447,881,544	13,552,865
Return of Capital	—	—	—	—	—	—
Total taxable distributions	$21,915,266	$3,893,857	$38,721,220	$142,982,472	$467,807,600	$15,530,376

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distributions paid from:
Ordinary Income	$7,079,175	$1,688,667	$23,706,400	$82,393,152	$261,516,537	$5,745,544
Net long-term capital gains	27,116,845	780,613	32,761,288	109,758,802	561,166,518	7,410,639
Total taxable distributions	$34,196,020	$2,469,280	$56,467,688	$192,151,954	$822,683,055	$13,156,183

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2023

7. TAX INFORMATION (continued)

As of August 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Undistributed ordinary income —net	$1,267,742	$419,490	$8,344,369	$5,849,633	$6,139,213	$618,222
Undistributed long-term capital gains	8,977,441	—	13,656,071	40,390,508	51,134,989	—
Total undistributed earnings	$10,245,183	$419,490	$22,000,440	$46,240,141	$57,274,202	$618,222
Capital loss carryforwards:
Perpetual Short-Term	$—	$(87,834)	$—	$—	$—	$(7,385,794)
Perpetual Long-Term	—	—	—	—	—	(617,963)
Total capital loss carryovers	$—	$(87,834)	$—	$—	$—	$(8,003,757)
Qualified Late Year Loss Deferral and Post October Losses	$—	$—	$(28)	$—	$(6,694,259)	$(3,270,860)
Unrealized gains (losses) — net	69,643,938	3,575,172	61,524,914	111,917,825	308,085,707	19,437,418
Total accumulated earnings (losses) net	$79,889,121	$3,906,828	$83,525,326	$158,157,966	$358,665,650	$8,781,023

As of August 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/ Mid Cap Value
Tax Cost	$333,548,996	$42,428,590	$358,516,146	$1,039,959,342	$1,389,989,101	$200,765,161
Gross unrealized gain	87,288,487	5,608,455	79,267,834	166,393,385	375,846,564	32,088,594
Gross unrealized loss	(17,644,549)	(2,033,281)	(17,742,920)	(54,475,560)	(67,760,857)	(12,651,176)
Net unrealized gains (losses)	$69,643,938	$3,575,174	$61,524,914	$111,917,825	$308,085,707	$19,437,418

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemption-in kind transactions. The Small Cap Value Fund reclassed $2,004,276 from distributable earnings to paid-in capital.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures,

114

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

8. OTHER RISKS (continued)

including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Value investing is an example of an investment style. Value stocks are those believed to be undervalued in comparison to their peers, due to market, company-specific or other factors.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

REIT Risk — Risks associated with investments in the real estate industry (such as REITs) include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws.

115

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2023

8. OTHER RISKS (continued)

REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) currently serve as a Trustee of each of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

116

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Equity Income Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	154,854	$6,498,025	212,235	$9,347,093
Reinvestment	369,096	15,627,272	578,113	25,872,061
Shares redeemed	(748,112)	(31,357,744)	(701,423)	(31,322,062)
	(224,162)	(9,232,447)	88,925	3,897,092
Class C Shares
Shares sold	32,734	1,298,342	29,330	1,221,995
Reinvestment	5,743	230,878	9,217	390,565
Shares redeemed	(47,560)	(1,872,919)	(55,384)	(2,342,631)
	(9,083)	(343,699)	(16,837)	(730,071)
Institutional Shares
Shares sold	100,243	4,294,731	111,994	5,062,050
Reinvestment	31,355	1,349,606	58,273	2,659,792
Shares redeemed	(275,849)	(11,190,696)	(127,915)	(5,883,824)
	(144,251)	(5,546,359)	42,352	1,838,018
Service Shares
Shares sold	1	41	1	43
Reinvestment	99	4,210	162	7,278
Shares redeemed	(61)	(2,619)	(201)	(8,998)
	39	1,632	(38)	(1,677)
Investor Shares
Shares sold	52,946	2,230,853	51,928	2,264,233
Reinvestment	6,755	285,008	5,745	255,958
Shares redeemed	(65,503)	(2,725,921)	(17,083)	(767,315)
	(5,802)	(210,060)	40,590	1,752,876
Class R6 Shares
Shares sold	25,099	1,079,345	24,082	1,080,508
Reinvestment	8,316	358,806	12,235	558,521
Shares redeemed	(52,924)	(2,286,221)	(27,394)	(1,251,980)
	(19,509)	(848,070)	8,923	387,049
Class R Shares
Shares sold	460	19,106	1,107	49,414
Reinvestment	760	32,124	2,319	103,135
Shares redeemed	(295)	(12,296)	(16,755)	(703,600)
	925	38,934	(13,329)	(551,051)
Class P Shares
Shares sold	363,189	15,726,662	513,448	23,010,236
Reinvestment	84,764	3,656,406	80,631	3,671,657
Shares redeemed	(216,257)	(9,099,027)	(87,212)	(3,953,521)
	231,696	10,284,041	506,867	22,728,372

NET INCREASE/(DECREASE)	(170,147)	$(5,856,028)	657,453	$29,320,608

117

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Focused Value Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	23,953	$306,925	7,679	$104,758
Reinvestment	2,154	27,797	1,229	17,568
Shares redeemed	(18,690)	(240,275)	(9,910)	(145,232)
	7,417	94,447	(1,002)	(22,906)
Class C Shares
Shares sold	154	2,000	21,802	303,369
Reinvestment	2,232	28,283	205	2,875
Shares redeemed	(11,568)	(143,380)	—	—
	(9,182)	(113,097)	22,007	306,244
Institutional Shares
Shares sold	70,808	944,810	124,969	1,706,005
Reinvestment	15,165	196,617	6,555	94,204
Shares redeemed	(79,330)	(1,046,925)	(368,709)	(5,584,597)
	6,643	94,502	(237,185)	(3,784,388)
Investor Shares
Shares sold	—	—	—	—
Reinvestment	100	1,281	60	869
Shares redeemed	—	—	—	—
	100	1,281	60	869
Class R6 Shares
Shares sold	—	—	—	—
Reinvestment	100	1,291	61	880
Shares redeemed	—	—	—	—
	100	1,291	61	880
Class R Shares
Shares sold	—	—	—	—
Reinvestment	312	3,995	186	2,652
Shares redeemed	—	—	—	—
	312	3,995	186	2,652
Class P Shares
Shares sold	731,235	9,318,270	908,004	12,665,202
Reinvestment	281,081	3,634,593	163,759	2,350,232
Shares redeemed	(798,703)	(10,803,871)	(240,447)	(3,262,340)
	213,613	2,148,992	831,316	11,753,094

NET INCREASE/(DECREASE)	219,003	$2,231,411	615,443	$8,256,445

118

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	345,552	$5,064,497	365,242	$5,943,759
Reinvestment	428,925	6,325,352	563,194	9,144,779
Shares redeemed	(726,345)	(10,679,578)	(681,679)	(11,082,735)
	48,132	710,271	246,757	4,005,803
Class C Shares
Shares sold	55,684	771,644	56,511	851,308
Reinvestment	62,513	857,851	88,611	1,339,801
Shares redeemed	(255,044)	(3,441,045)	(190,926)	(2,938,426)
	(136,847)	(1,811,550)	(45,804)	(747,317)
Institutional Shares
Shares sold	596,437	8,818,838	626,059	10,409,164
Reinvestment	876,160	13,104,400	1,247,850	20,558,707
Shares redeemed	(3,329,427)	(50,418,694)	(1,719,366)	(28,307,265)
	(1,856,830)	(28,495,456)	154,543	2,660,606
Service Shares
Shares sold	18,613	274,829	10,994	174,367
Reinvestment	2,025	29,734	2,024	32,674
Shares redeemed	(11,956)	(177,631)	(4,778)	(74,784)
	8,682	126,932	8,240	132,257
Investor Shares
Shares sold	288,993	4,407,827	24,532	401,303
Reinvestment	21,271	313,809	25,598	416,384
Shares redeemed	(71,327)	(1,040,581)	(28,850)	(460,428)
	238,937	3,681,055	21,280	357,259
Class R6 Shares
Shares sold	33,999	527,610	60,339	1,021,138
Reinvestment	12,208	188,257	12,450	210,990
Shares redeemed	(47,357)	(714,380)	(35,290)	(611,952)
	(1,150)	1,487	37,499	620,176
Class R Shares
Shares sold	44,840	623,273	66,137	1,041,116
Reinvestment	21,882	309,775	23,077	360,604
Shares redeemed	(18,544)	(265,045)	(41,066)	(665,638)
	48,178	668,003	48,148	736,082
Class P Shares
Shares sold	831,359	12,924,213	1,459,316	24,020,978
Reinvestment	1,097,794	16,929,697	1,381,051	23,402,507
Shares redeemed	(2,200,957)	(33,907,456)	(1,475,581)	(24,843,335)
	(271,804)	(4,053,546)	1,364,786	22,580,150

NET INCREASE/(DECREASE)	(1,922,702)	$(29,172,804)	1,835,449	$30,345,016

119

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	985,442	$33,517,823	1,091,758	$43,233,623
Reinvestment	1,564,335	52,348,441	1,933,259	76,270,620
Shares redeemed	(2,216,864)	(74,819,929)	(2,406,280)	(95,958,872)
	332,913	11,046,335	618,737	23,545,371
Class C Shares
Shares sold	43,808	1,210,384	54,763	1,816,117
Reinvestment	41,336	1,122,677	59,326	1,955,389
Shares redeemed	(152,925)	(4,156,232)	(138,744)	(4,679,204)
	(67,781)	(1,823,171)	(24,655)	(907,698)
Institutional Shares
Shares sold	2,667,378	92,172,623	2,346,250	93,437,964
Reinvestment	1,040,155	35,448,957	1,122,095	45,050,337
Shares redeemed	(2,522,558)	(86,496,618)	(2,682,482)	(106,188,234)
	1,184,975	41,124,962	785,863	32,300,067
Service Shares
Shares sold	296,289	9,569,035	276,388	10,612,720
Reinvestment	126,934	4,116,851	136,339	5,231,527
Shares redeemed	(554,499)	(17,457,983)	(232,747)	(8,929,907)
	(131,276)	(3,772,097)	179,980	6,914,340
Investor Shares
Shares sold	1,276,305	41,830,417	1,233,197	45,791,416
Reinvestment	285,152	9,223,194	175,218	6,717,802
Shares redeemed	(1,153,726)	(37,427,369)	(420,756)	(15,885,773)
	407,731	13,626,242	987,659	36,623,445
Class R6 Shares
Shares sold	633,482	21,704,161	654,916	25,788,895
Reinvestment	280,408	9,547,007	282,541	11,334,959
Shares redeemed	(557,288)	(19,126,148)	(445,147)	(17,926,659)
	356,602	12,125,020	492,310	19,197,195
Class R Shares
Shares sold	176,929	5,562,212	159,583	5,992,308
Reinvestment	71,530	2,277,883	86,479	3,263,762
Shares redeemed	(182,641)	(5,787,384)	(199,386)	(7,485,820)
	65,818	2,052,711	46,676	1,770,250
Class P Shares
Shares sold	449,136	15,597,344	334,180	13,610,632
Reinvestment	634,949	21,613,805	747,768	29,991,781
Shares redeemed	(668,904)	(23,240,105)	(521,675)	(21,234,995)
	415,181	13,971,044	560,273	22,367,418

NET INCREASE	2,564,163	$88,351,046	3,646,843	$141,810,388

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	689,898	$26,772,261	1,016,199	$52,298,451
Reinvestment	1,266,146	48,411,679	1,548,652	77,307,443
Shares redeemed	(2,945,344)	(112,723,568)	(2,769,477)	(142,660,949)
	(989,300)	(37,539,628)	(204,626)	(13,055,055)
Class C Shares
Shares sold	4,878	107,895	22,416	731,298
Reinvestment	19,990	423,795	15,673	492,910
Shares redeemed	(34,611)	(761,259)	(25,641)	(948,730)
	(9,743)	(229,569)	12,448	275,478
Institutional Shares
Shares sold	2,649,928	118,061,869	4,448,777	259,305,224
Reinvestment	4,483,073	196,026,369	6,413,362	358,897,882
Shares redeemed	(21,715,133)	(957,891,695)	(16,849,617)	(997,469,120)
	(14,582,132)	(643,803,457)	(5,987,478)	(379,266,014)
Service Shares
Shares sold	67,745	2,505,249	83,082	4,086,919
Reinvestment	76,057	2,744,462	97,079	4,620,960
Shares redeemed	(157,089)	(5,801,066)	(239,333)	(11,860,096)
	(13,287)	(551,355)	(59,172)	(3,152,217)
Investor Shares
Shares sold	989,545	35,462,993	2,020,703	109,296,547
Reinvestment	535,409	20,213,694	700,738	34,646,372
Shares redeemed	(2,607,408)	(101,574,347)	(2,072,762)	(106,724,172)
	(1,082,454)	(45,897,660)	648,679	37,218,747
Class R6 Shares
Shares sold	2,343,438	105,437,606	4,726,559	274,470,391
Reinvestment	3,232,248	141,231,618	4,374,531	244,668,903
Proceeds paid in connection with in-kind transactions	(526,003)	(23,891,044)	–	–
Shares redeemed	(17,890,009)	(803,136,472)	(7,677,920)	(443,747,032)
	(12,840,326)	(580,358,292)	1,423,170	75,392,262
Class R Shares
Shares sold	205,973	7,625,415	213,009	10,356,347
Reinvestment	190,014	6,943,051	250,421	12,052,746
Shares redeemed	(389,071)	(14,361,204)	(542,785)	(26,668,443)
	6,916	207,262	(79,355)	(4,259,350)
Class P Shares
Shares sold	1,810,313	80,373,870	696,839	39,353,033
Reinvestment	882,391	38,556,866	1,101,018	61,591,156
Shares redeemed	(1,987,153)	(89,962,365)	(1,482,798)	(79,610,412)
	705,551	28,968,371	315,059	21,333,777

NET INCREASE/(DECREASE)	(28,804,775)	$(1,279,204,328)	(3,931,275)	$(265,512,372)

121

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	29,548	$417,575	49,387	$809,215
Reinvestment	11,787	164,809	7,123	119,225
Shares redeemed	(32,805)	(461,862)	(24,243)	(407,696)
	8,530	120,522	32,267	520,744
Class C Shares
Shares sold	3,867	53,206	5,354	83,081
Reinvestment	4,929	66,005	4,667	75,226
Shares redeemed	(13,629)	(184,949)	(28,997)	(458,571)
	(4,833)	(65,738)	(18,976)	(300,264)
Institutional Shares
Shares sold	570,054	8,151,094	1,334,667	22,531,073
Reinvestment	131,137	1,863,694	70,009	1,191,559
Shares redeemed	(623,348)	(8,949,197)	(877,236)	(14,873,658)
	77,843	1,065,591	527,440	8,848,974
Investor Shares
Shares sold	301,888	4,263,071	607,274	9,838,989
Reinvestment	53,701	757,902	47,370	800,656
Shares redeemed	(465,635)	(6,509,679)	(688,133)	(10,797,900)
	(110,046)	(1,488,706)	(33,489)	(158,255)
Class R6 Shares
Shares sold	1,336,431	19,162,502	1,747,124	29,238,130
Reinvestment	475,963	6,757,794	330,864	5,624,330
Shares redeemed	(1,799,587)	(25,938,718)	(1,416,819)	(23,274,689)
	12,807	(18,422)	661,169	11,587,771
Class R Shares
Shares sold	1,110	15,892	1,902	31,970
Reinvestment	569	7,935	305	5,089
Shares redeemed	(1,308)	(17,760)	(859)	(14,597)
	371	6,067	1,348	22,462
Class P Shares
Shares sold	1,572,582	22,260,457	2,554,772	43,023,273
Reinvestment	416,670	5,911,852	314,116	5,339,404
Shares redeemed	(2,072,093)	(30,173,986)	(1,675,101)	(27,045,965)
	(82,841)	(2,001,677)	1,193,787	21,316,712

NET INCREASE/(DECREASE)	(98,169)	$(2,382,363)	2,363,546	$41,838,144

122

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (six of the Funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Equity Income Fund				Focused Value Fund				Large Cap Value Fund
Share Class	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the Fiscal Year Ended 8/31/2023*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the Fiscal Year Ended 8/31/2023*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the Fiscal Year Ended 8/31/2023*
Class A
Actual	$1,000.00	$1,032.08		$5.36	$1,000.00	$1,055.99		$5.29	$1,000.00	$1,038.73		$5.36
Hypothetical 5% return	1,000.00	1,019.93	+	5.33	1,000.00	1,020.06	+	5.20	1,000.00	1,019.95	+	5.31
Class C
Actual	1,000.00	1,028.21		9.18	1,000.00	1,051.36		9.16	1,000.00	1,034.89		9.20
Hypothetical 5% return	1,000.00	1,016.15	+	9.13	1,000.00	1,016.28	+	9.00	1,000.00	1,016.17	+	9.11
Institutional
Actual	1,000.00	1,033.85		3.79	1,000.00	1,057.35		3.61	1,000.00	1,040.25		3.79
Hypothetical 5% return	1,000.00	1,021.47	+	3.77	1,000.00	1,021.70	+	3.54	1,000.00	1,021.49	+	3.75
Service
Actual	1,000.00	1,031.00		6.35	N/A	N/A		N/A	1,000.00	1,038.19		6.35
Hypothetical 5% return	1,000.00	1,018.95	+	6.31	N/A	N/A		N/A	1,000.00	1,018.97	+	6.29
Investor
Actual	1,000.00	1,033.37		4.08	1,000.00	1,056.74		4.02	1,000.00	1,040.11		4.08
Hypothetical 5% return	1,000.00	1,021.19	+	4.06	1,000.00	1,021.29	+	3.95	1,000.00	1,021.20	+	4.04
Class R6
Actual	1,000.00	1,033.66		3.74	1,000.00	1,057.48		3.53	1,000.00	1,040.34		3.74
Hypothetical 5% return	1,000.00	1,021.53	+	3.72	1,000.00	1,021.78	+	3.47	1,000.00	1,021.54	+	3.70
Class R
Actual	1,000.00	1,030.81		6.64	1,000.00	1,053.97		6.58	1,000.00	1,037.46		6.64
Hypothetical 5% return	1,000.00	1,018.67	+	6.60	1,000.00	1,018.80	+	6.46	1,000.00	1,018.69	+	6.58
Class P
Actual	1,000.00	1,033.91		3.74	1,000.00	1,057.48		3.55	1,000.00	1,040.34		3.74
Hypothetical 5% return	1,000.00	1,021.53	+	3.72	1,000.00	1,021.75	+	3.49	1,000.00	1,021.54	+	3.70

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for (excluding proxy fee which is not annualized) each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Equity Income	1.05%	1.80%	0.74%	1.24%	0.80%	0.73%	1.30%	0.73%
Focused Value	1.02	1.77	0.70	N/A	0.78	0.68	1.27	0.69
Large Cap Value	1.04	1.79	0.74	1.24	0.79	0.73	1.29	0.73

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Fund Expenses — Six Month Period Ended August 31, 2023 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/2023*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/2023*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/2023*
Class A
Actual	$1,000.00	$1,007.19		$6.05	$1,000.00	$978.46		$6.40	$1,000.00	$1,001.39		$6.06
Hypothetical 5% return	1,000.00	1,019.18	+	6.09	1,000.00	1,018.74	+	6.53	1,000.00	1,019.15	+	6.12
Class C
Actual	1,000.00	1,003.68		9.83	1,000.00	975.01		10.12	1,000.00	997.10		9.82
Hypothetical 5% return	1,000.00	1,015.39	+	9.89	1,000.00	1,014.96	+	10.32	1,000.00	1,015.37	+	9.91
Institutional
Actual	1,000.00	1,009.13		4.25	1,000.00	979.57		5.11	1,000.00	1,002.74		4.27
Hypothetical 5% return	1,000.00	1,020.97	+	4.28	1,000.00	1,020.04	+	5.22	1,000.00	1,020.95	+	4.30
Service
Actual	1,000.00	1,006.80		6.77	1,000.00	977.19		7.61	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.45	+	6.81	1,000.00	1,017.51	+	7.76	N/A	N/A		N/A
Investor
Actual	1,000.00	1,008.69		4.79	1,000.00	979.45		5.16	1,000.00	1,002.07		4.80
Hypothetical 5% return	1,000.00	1,020.43	+	4.82	1,000.00	1,019.99	+	5.26	1,000.00	1,020.41	+	4.85
Class P
Actual	1,000.00	1,009.14		4.20	1,000.00	979.56		5.07	1,000.00	1,002.75		4.22
Hypothetical 5% return	1,000.00	1,021.02	+	4.23	1,000.00	1,020.08	+	5.18	1,000.00	1,021.00	+	4.25
Class R
Actual	1,000.00	1,005.98		7.31	1,000.00	977.22		7.64	1,000.00	1,000.00		7.32
Hypothetical 5% return	1,000.00	1,017.91	+	7.36	1,000.00	1,017.48	+	7.79	1,000.00	1,017.89	+	7.38
Class R6
Actual	1,000.00	1,009.43		4.20	1,000.00	979.56		5.06	1,000.00	1,003.43		4.22
Hypothetical 5% return	1,000.00	1,021.02	+	4.23	1,000.00	1,020.09	+	5.17	1,000.00	1,021.00	+	4.25

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for (excluding proxy fee which is not annualized) each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Mid Cap Value	1.20%	1.95%	0.84%	1.34%	0.95%	0.83%	1.45%	0.83%
Small Cap Value	1.28	2.03	1.02	1.53	1.03	1.02	1.53	1.02
Small/Mid Cap Value	1.20	1.95	0.84	N/A	0.95	0.83	1.45	0.83

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Mid Cap Value Fund and Small Cap Value Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022,

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Mid Cap Value Fund’s and Small Cap Value Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Equity Income Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, five-, and ten-year periods, and in the fourth quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2023. The Trustees considered that the Large Cap Value Fund’s Institutional Shares had placed in the in the top half of the Fund’s peer group for the five-year period, in the third quartile for the one- and three-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2023. The Trustees noted that the Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2023. The Trustees observed that the Small/Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-year period, in the third quartile for the five-year period, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for five-year period and underperformed for the one- and three-year periods ended March 31, 2023. The Trustees considered that the Small Cap Value Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the three-year period and in the fourth quartile for the one-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and ten-year periods and underperformed for the three- and five-year periods ended March 31, 2023. The Trustees noted that the Focused Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2023. The Trustees observed that the Small Cap Value Fund and Small/Mid Cap Value Fund had each experienced certain portfolio management changes in 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Equity Income Fund and Large Cap Value Fund that would have the effect of decreasing total Fund expenses, and that certain changes were being made to existing fee waiver or expense reimbursement arrangements of the Small/Mid Cap Value Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with each Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

First $1 billion	0.69%	0.69%	0.75%	0.75%	0.98%	0.80%

Next $1 billion	0.62	0.62	0.68	0.75	0.98	0.80

Next $3 billion	0.59	0.59	0.65	0.68	0.88	0.72

Next $3 billion	0.58	0.58	0.64	0.65	0.84	0.68

Over $8 billion	0.57	0.57	0.63	0.64	0.82	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee for the Focused Value Fund and Large Cap Value Fund and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by each of the Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund and Goldman Sachs Large Cap Value Funds’ Class A, Class C, Investor, and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Small Cap Value Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as

129

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

130

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 71	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

131

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013-2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee on BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2023.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund each did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

132

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2023.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the year ended August 31, 2023, 100%, 38.58%, 97.59%, 100%, 100% and 99.54% of the dividends paid from net investment company taxable income by the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds designate $12,882,015, $1,854,551, $32,885,273, $134,737,834, $447,881,544, and $13,552,865 respectively or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2023.

For the year ended August 31, 2023, the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds designate 100%, 37.56%, 100%, 100%, 100% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2023, the Equity Income, Focused Value, Large Cap Value, and Small/Mid Cap Value Funds designated $1,218,342, $1,533,409, $2,861, and $8,401 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended August 31, 2023, 0.39% of the dividends paid from net investment company taxable income by the Focused Value Fund qualify as section 199A dividends.

133

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary* * Effective October 10, 2023

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L .P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or Summary Prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the Summary Prospectus, if available, and/or the Prospectus carefully before investing or sending money. The Summary Prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 339813-OTU-1892520 EQVALAR-23

Goldman Sachs Funds

Annual Report	August 31, 2023

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

∎	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

∎	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds (as defined below) and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management or an affiliate, now or in the future, acts as investment adviser or principal underwriter (“Underlying Funds”). Also under normal circumstances, each of the Portfolios invests up to 10% of its total assets to implement investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments (“Tactical Views”) generated by the Goldman Sachs Investment Strategy Group.

Market Review

During the 12 months ended August 31, 2023 (the “Reporting Period”), the financial markets were influenced most by macroeconomic factors, including inflation data, global central banks’ monetary policy and geopolitics.

In September 2022, when the Reporting Period began, financial markets were under pressure from macroeconomic headwinds, central bank monetary policy tightening and widespread recession concerns. Inflation remained top of mind for investors as central banks in the U.S., Europe, Asia and South America continued to announce plans to raise interest rates to get ahead of rising consumer prices. In the U.S., the Federal Reserve (“Fed”) hiked the federal funds target rate by 75 basis points during September. (A basis point is 1/100th of a percentage point.) In the U.K., the government unveiled a budget intended to support economic growth through personal and corporate tax cuts combined with supply-side reforms. After this expansionary fiscal policy was announced, U.K. bonds sold off sharply, and the yields of 10-year and 30-year U.K. government bonds rose significantly. The sell-off extended beyond the U.K., with both 10-year U.S. Treasury and German government bond yields rising to their highest levels in more than a decade.

In the fourth quarter of 2022, investors witnessed a variety of contradictory macroeconomic developments, highlighted by hawkish central banks, improving inflation indicators, strong consumer activity and signs of a rebound, albeit slow, in economic growth. (Hawkish tends to imply higher interest rates; opposite of dovish.) During October, Fed officials began to contend that inflation would likely decline in the upcoming months should demand weaken and supply-chain issues soften as policymakers anticipated. The Fed raised the federal funds target rate by 75 basis points in early November and by 50 basis points in December. Fed policymakers indicated they were determined to continue their fight to tame inflation and that future rate hikes would likely be “appropriate.” Elsewhere, the European Central Bank (“ECB”) and Bank of England (“BoE”) similarly delivered interest rates hikes during the fourth quarter, with policymakers signaling they expected future action to be data dependent. In mid-October, the U.K. government withdrew its controversial budget, which reduced market concerns about U.K. fiscal policy and its inflationary implications. A new U.K. budget was announced in November, which was seen more positively by markets, as it included tax increases and spending cuts that sought to fill a substantial funding gap. As for the emerging markets, they broadly benefited from moderating global inflation and easing oil prices during the fourth quarter overall. China began to relax its zero-COVID policies in December, as the government sought to boost its economy through increased domestic spending and international travel.

The first quarter of 2023 started off strongly, supported by the broad reopening of China’s economy, market speculation around the peaking of inflation in the U.S. and Europe, the slowing pace of central bank rate hikes and receding concerns about recession. However, February saw a major reversal in investor sentiment amid geopolitical tensions, including the ongoing Russia/Ukraine war and strained relationships between Western nations and China. Also, stronger than consensus expected U.S. economic data challenged the path of the Fed’s interest rate policy. At the beginning of the month, the Fed stepped down its pace of interest rate increases to 25 basis points but also indicated “ongoing” interest rate hikes would be appropriate, a modestly hawkish surprise. In March, the markets saw a broad-based drawdown in investor sentiment, as the U.S. banking sector faced its worst crisis since 2008, driven by the collapse of regional bank Silicon Valley Bank. The fallout, which extended to some other U.S. regional banks and to Europe, appeared to increase market concerns that the global economy was in a potentially precarious position. It also led to a meaningful tightening in lending standards. Riskier asset classes sold off, and assets perceived to be safe havens, predominately

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MARKET REVIEW

government bonds, rallied. The turmoil was short-lived, however, as U.S. inflation data came in lower than consensus expected, increasing investor optimism that the Fed’s hiking cycle could be nearing its end. At its March meeting, the Fed implemented a 25 basis point rate hike, while the ECB and BoE each maintained a tightening bias.

The financial markets were volatile but generally performed well during the second quarter of 2023. High inflation rates persisted, while sustained wage growth raised investor concerns that peak terminal policy rates would be higher than previously expected. (The terminal policy rate is the ultimate interest rate level a central bank sets as its target for a cycle of rate hikes or cuts.) Heightened U.S./China geopolitical tensions, speculation about Fed policy, the outlook for corporate earnings and enthusiasm around artificial intelligence (“AI”) were other factors fueling volatility. At its policy meeting near the beginning of May, the Fed again raised the federal funds target rate by 25 basis points but then opted for a hawkish pause in June. In other words, the Fed halted monetary policy action for the first time in more than a year but still maintained higher-for-longer messaging on interest rates. That said, the Fed’s stance led to an upswing in soft economic landing expectations. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

In July 2023, global equities broadly gained ground, as inflation rates slowed and investors anticipated a slower pace of interest rate hikes by central banks. Global economic data remained resilient. For fixed income, the month offered mixed results. While spread, or non-government, bond sectors delivered strong performance, sovereign government bonds faltered amid continued monetary policy tightening by a number of developed markets’ central banks.

During August 2023, risk sentiment broadly deteriorated, driven in part by investor concerns about weakness in China’s property market and worries about softening economic growth in Europe. Although global equities broadly weakened, mega-cap technology stocks, primarily in the semiconductor and software industries, continued to dominate headlines amid positive sentiment from AI tailwinds. Investors remained wary of inflation, as data indicated it might be stickier than consensus expected. Overall, developed markets’ central banks maintained a tightening bias. U.S. economic data remained rather resilient, and consensus expectations were for interest rates to remain elevated for longer. This pushed up yields, especially among developed markets sovereign bonds. The 10-year U.S. Treasury yield hit 4.36% on August 22nd, its highest level since 2007.

In commodities, West Texas Intermediate (“WTI”) crude oil prices entered the Reporting Period at rather elevated levels due to supply-chain shortages, exacerbated by the Russia/Ukraine war as well as the reemergence of global demand. In March 2023, WTI crude oil prices fell on the back of broad demand fears associated with the failure of U.S. regional banks. However, in line with other risk assets, WTI crude oil prices recovered rather quickly and rallied through the end of the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we had a positive view on U.S. equities but were mindful of risks — particularly the potential of a U.S. recession, rising geopolitical tensions, inflationary pressures and hawkish central banks. At the sector level, we favored energy MLPs, given their ongoing capital discipline and significant cash flow generation at what we saw as inexpensive valuations. As for Europe, we expected rather flat total returns until the end of the 2023 calendar year, as European equities were slightly elevated relative to history at the end of the Reporting Period. Overall, we expected range-bound corporate earnings growth in 2023, below consensus estimates.

Within fixed income, the U.S. bond market seemed to be pricing in a steep Fed interest rate hiking cycle at the end of the Reporting Period, but we thought the hurdle was high for significant further increases in yields. Meanwhile, we had a neutral view on interest rates in other developed economies. Regarding the emerging markets, we believed ongoing disinflation had opened the door for central bank interest rate cuts. Overall, at the end of the Reporting Period, we broadly favored high quality fixed income, with a marginal preference for investment grade corporate bonds over high yield corporate bonds and for bank loans and preferred high yield corporate bonds over bank loans. In our view, investment grade corporate bonds were likely to benefit from a moderate decline in U.S. Treasury yields in the near term, offset by a slight increase in credit spreads (or yield differentials versus duration equivalent U.S. Treasury securities). At the same time, in historical terms, high yield spreads and bank loan discount margins were tight at the end of the Reporting Period. (A discount margin is the average expected return of a floating rate security above a reference rate, such as an index.) Within emerging markets debt, we expected near-term gains to be more limited given that the market appeared to already be pricing in central bank interest rate cuts at the end of the Reporting Period.

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MARKET REVIEW

With regards to commodities, supply, demand and inventory levels suggested to us that the crude oil market had shifted back into a supply deficit overall. While these stronger fundamentals had been overshadowed by investors’ fears of recession, Saudi Arabia’s decision to reduce monthly production — by one million barrels per day in July and August, which then was extended through the end of 2023 — should allow inventories to fall and put upward pressure on prices. As a result, we expect crude oil prices to trade between $70 and $100 a barrel by calendar year end. As for other commodities, we believed at the end of the Reporting Period that prices of base metals would likely require stronger Chinese manufacturing data to find upward momentum, in spite of growing demand from the green energy infrastructure sector. We expected gold to remain mostly driven by the U.S. dollar, real interest rates and emerging markets’ central bank purchases.

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PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Institutional, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 11.84%, 12.24%, 12.20% and 12.20%, respectively. These returns compare to the 11.84% average annual total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index — the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg U.S. Aggregate Bond Index (10%) — returned 13.33% and -1.19%, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Relative to the EDGE Composite Index, the Portfolio benefited during the Reporting Period from its strategic weightings, the MAS Team’s tactical allocation decisions (“Tactical Views”) and the overall performance of the Underlying Funds. (The strategic weightings are based upon Goldman Sachs Investment Strategy Group’s (“ISG”) assumptions regarding long-term expected returns, expected volatilities and expected correlations as well as the investment views of the Goldman Sachs ISG. Tactical Views are generally derived from short-term or medium-term market views on a variety of asset classes and instruments generated by the Goldman Sachs ISG.)

Within its strategic weightings, the Portfolio’s lack of exposure versus the EDGE Composite Index to global fixed income added to its performance, as yields rose during the Reporting Period.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	The Portfolio implemented its Tactical Views directly by investing up to 10% of its total net assets in a variety of securities and instruments to implement investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments generated by the Goldman Sachs ISG.

As mentioned previously, the Portfolio’s Tactical Views contributed positively to its performance during the Reporting Period overall.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement strategic asset allocation decisions, the Portfolio invests in 10 Underlying Funds. During the Reporting Period, the Portfolio was invested in nine of these 10 Underlying Funds, three of which outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

The Goldman Sachs International Small Cap Insights Fund, the Goldman Sachs Energy Infrastructure Fund and the Goldman Sachs Small Cap Equity Insights Fund outperformed their respective benchmark indices during the Reporting Period.

Two of the Underlying Funds that underperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund — are those in which the Portfolio invested a significant percentage of its equity allocation. The other Underlying Funds that underperformed their respective benchmark indices during the Reporting

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PORTFOLIO RESULTS

Period were the Goldman Sachs Global Infrastructure Fund, the Goldman Sachs Global Real Estate Securities Fund, the Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs Emerging Markets Equity Insights Fund.

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or modestly positive, these Underlying Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Funds are likely to trail their respective benchmark indices. Although the Underlying Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

During the Reporting Period, the call writing strategies of the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund detracted from their performance, as the U.S. and international equity markets appreciated.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	During the Reporting Period, no changes were made to the Portfolio’s strategic weightings. However, we made a number of changes to the Portfolio’s Tactical Views.

Regarding equity-related Tactical Views, in October 2022, we eliminated the Portfolio’s S&P 500® Energy Index call option spread. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry. An option spread is an options strategy that involves buying and selling the same number of options on an underlying asset, but at different strike prices and maturities.) The S&P 500® Energy Index had outperformed the broader S&P 500® Index by a significant margin during 2022 year to date. Although the sector remained attractive in our view, we thought prudent risk management favored closing the Portfolio’s position. Also in October, we removed the Portfolio’s systematic downside mitigation tilt, as it had served its intended purpose. (The systematic downside mitigation tactical tilt was designed to limit the Portfolio’s exposure to potential market declines through the shorting of U.S. large-cap stocks that we believed might underperform the broader U.S. stock market, while at the same time taking a long position in the broader U.S. stock market.) During November, we exited the Portfolio’s long position in S&P 500® Health Care Index put options. (A put option is an option contract that gives the holder the right, but not the obligation, to sell a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) In our view, the position had realized most of its profit potential, and we decided to close it at a gain. Additionally, in November, amid a rally in risk assets, we removed the Portfolio’s S&P 500® Index calendar put spread (implemented through a long position in December 2022 call options and a short position in March 2023 put options) by eliminating the Portfolio’s position in long call options but maintaining its position in short put options. (A calendar spread is a derivatives strategy in which an investor takes a long and a short position on the same asset using derivatives contracts with different expiration dates. The goal is to profit from the difference in price on the underlying asset between the two expiration dates.) In December 2022, we removed the Portfolio’s long position in U.S. health care equities as valuations rose. We also removed all of the Portfolio’s remaining short S&P 500® Index put positions. During January 2023, we reestablished an S&P 500® Index options tilt, implemented through a short position in put options and a long position in call options, to give the Portfolio potential upside participation in potential S&P 500® Index gains while hedging its exposure in case the S&P 500® Index declined. Additionally, we added a long position in STOXX® Europe 600 Energy options, as we believed the European energy sector’s relative underperformance and low valuations were at odds with what we considered solid fundamentals. We also expected the position to benefit from rising European energy prices. In February, we eliminated the Portfolio’s long position in Eurozone banks. In early March, we removed the Portfolio’s short position in S&P 500® Index put options, which had been part of the S&P 500® Index options tilt. In April, we implemented a long position in S&P 500® Utilities Index options versus a short position in S&P 500® Commercial and Professional Services Industry Group Index options. In June, we initiated an S&P 500® Index put option spread. Although we maintained a constructive view on equities, we thought there were several potential downside event risks, including upcoming U.S. inflation and employment reports and several developed markets’ central bank policy meetings. In July, we eliminated the Portfolio’s long position in S&P 500® Utilities Index options versus its

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PORTFOLIO RESULTS

short position in S&P 500® Commercial and Professional Services Industry Group Index options. Also in July, we added an out-of-the-money call option on Brazil’s Bovespa Index. (“Out-of-the-money” describes a call option with a strike price that is higher than the market price of the underlying asset.)

Regarding fixed income-related Tactical Views, during September 2022, we exited the Portfolio’s long position in U.S. bank loans, as we thought interest rates were near their cycle highs and bank loans had outperformed longer duration fixed income investments. (Duration is price sensitivity to changes in interest rates.) In December, we eliminated the Portfolio’s 30-year U.S. interest rate options tilt because we believed it no longer offered an attractive risk and reward balance. In August 2023, we removed the Portfolio’s long position in two-year U.S. Treasury securities and reinvested the proceeds in investment grade fixed income. We also added long positions in 10-year European interest rate swaps and 10-year U.K. interest rates swaps, as we believed they could add value if interest rates fell.

As for currency-related Tactical Views, we allowed the Portfolio’s long position in the U.S. dollar versus its short position in the Brazilian real to expire during September 2022. In December, we allowed the Portfolio’s long position in the euro versus its short position in the Swiss franc to expire.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed equity index options to implement Tactical Views on a variety of equity markets, which had a positive impact overall on performance. The use of equity futures within a trend-based rotation tilt, through which the Portfolio gained exposure to momentum-based trends among multiple asset classes/markets, had a neutral impact on performance. The Portfolio’s use of total return swaps within the systematic downside improvement tilt and to express Tactical Views on a number of equity markets, sectors and industries had a positive impact overall on performance. (As a reminder, the systematic downside mitigation tactical tilt was designed to limit the Portfolio’s exposure to potential market declines through the shorting of U.S. large-cap stocks that we believed might underperform the broader U.S. stock market, while at the same time taking a long position in the broader U.S. stock market.) The Portfolio employed interest rate swaps to express Tactical Views on U.K. and European interest rates, which had a neutral impact on performance. Finally, U.S. Treasury futures and swaptions, which were used to implement Tactical Views on the direction of U.S. interest rates, each detracted from the Portfolio’s performance.

In addition, some of the Portfolio’s Underlying funds used derivatives to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain the Portfolio’s strategic weightings and Tactical Views according to the Goldman Sachs ISG’s views as we continue to seek long-term growth of capital and current income.

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PORTFOLIO BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2023

OVERALL UNDERLYING FUND WEIGHTINGS[1]

Percentage of Net Assets

[1]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Represents unaffiliated funds.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

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GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on September 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), which is comprised of 10% of the Bloomberg U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Enhanced Dividend Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	11.84%	5.89%	6.87%	—
Including sales charges	5.72%	4.70%	6.26%	—

Institutional	12.24%	6.26%	7.27%	—

Class R6 (Commenced December 29, 2017)	12.20%	6.27%	N/A	6.13%

Class P (Commenced April 17, 2018)	12.20%	6.28%	N/A	6.37%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Institutional, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 12.09%, 12.51%, 12.47% and 12.53%, respectively. These returns compare to the 11.84% average annual total return of the Portfolio’s blended benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index — the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg U.S. Aggregate Bond Index (10%) — returned 13.33% and -1.19%, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Relative to the TAG Composite Index, the Portfolio was helped during the Reporting Period by its strategic weightings, the MAS Team’s tactical allocation decisions (“Tactical Views”) and the overall performance of the underlying funds (“Underlying Funds”). (The strategic weightings are based upon Goldman Sachs Investment Strategy Group’s (“ISG”) assumptions regarding long-term expected returns, expected volatilities and expected correlations as well as the investment views of the Goldman Sachs ISG. Tactical Views are generally derived from short-term or medium-term market views on a variety of asset classes and instruments generated by the Goldman Sachs ISG.)

Within its strategic weightings, the Portfolio’s lack of exposure versus the TAG Composite Index to global fixed income added to its performance, as yields rose during the Reporting Period.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	The Portfolio implemented its Tactical Views directly by investing up to 10% of its total net assets in a variety of securities and instruments to implement investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments generated by the Goldman Sachs ISG.

As mentioned previously, the Portfolio’s Tactical Views contributed positively to its performance during the Reporting Period overall.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement strategic asset allocation decisions, the Portfolio invests in nine Underlying Funds. During the Reporting Period, the Portfolio was invested in eight of the nine Underlying Funds, three of which outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

The Goldman Sachs International Tax-Managed Equity Fund, one of the two Underlying Funds in which the Portfolio held its largest weightings, outperformed its benchmark index. The Goldman Sachs International Small Cap Insights Fund and the Goldman Sachs Energy Infrastructure Fund also outperformed their respective benchmark indices during the Reporting Period.

The Goldman Sachs U.S. Tax-Managed Equity Fund — the other Underlying Fund in which the Portfolio held its largest weightings — underperformed its benchmark index. The other Underlying Funds that underperformed their respective benchmark indices during the Reporting Period were the

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PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund, the Goldman Sachs Global Real Estate Securities Fund, the Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs Emerging Markets Equity Insights Fund.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	During the Reporting Period, no changes were made to the Portfolio’s strategic weightings. However, we made a number of changes to the Portfolio’s Tactical Views.

Regarding equity-related Tactical Views, in October 2022, we eliminated the Portfolio’s S&P 500® Energy Index call option spread. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry. An option spread is an options strategy that involves buying and selling the same number of options on an underlying asset, but at different strike prices and maturities.) The S&P 500® Energy Index had outperformed the broader S&P 500® Index by a significant margin during 2022 year to date. Although the sector remained attractive in our view, we thought prudent risk management favored closing the Portfolio’s position. Also in October, we removed the Portfolio’s systematic downside mitigation tilt, as it had served its intended purpose. (The systematic downside mitigation tactical tilt was designed to limit the Portfolio’s exposure to potential market declines through the shorting of U.S. large-cap stocks that we believed might underperform the broader U.S. stock market, while at the same time taking a long position in the broader U.S. stock market.) During November, we exited the Portfolio’s long position in S&P 500® Health Care Index put options. (A put option is an option contract that gives the holder the right, but not the obligation, to sell a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) In our view, the position had realized most of its profit potential, and we decided to close it at a gain. Additionally, in November, amid a rally in risk assets, we removed the Portfolio’s S&P 500® Index calendar put spread (implemented through a long position in December 2022 call options and a short position in March 2023 put options) by eliminating the Portfolio’s position in long call options but maintaining its position in short put options. (A calendar spread is a derivatives strategy in which an investor takes a long and a short position on the same asset using derivatives contracts with different expiration dates. The goal is to profit from the difference in price on the underlying asset between the two expiration dates.) In December 2022, we removed the Portfolio’s long position in U.S. health care equities as valuations rose. We also removed all of the Portfolio’s remaining short S&P 500® Index put positions. During January 2023, we reestablished an S&P 500® Index options tilt, implemented through a short position in put options and a long position in call options, to give the Portfolio potential upside participation in potential S&P 500® Index gains while hedging its exposure in case the S&P 500® Index declined. Additionally, we added a long position in STOXX® Europe 600 Energy options, as we believed the European energy sector’s relative underperformance and low valuations were at odds with what we considered solid fundamentals. We also expected the position to benefit from rising European energy prices. In February, we eliminated the Portfolio’s long position in Eurozone banks. In early March, we removed the Portfolio’s short position in S&P 500® Index put options, which had been part of the S&P 500® Index options tilt. In April, we implemented a long position in S&P 500® Utilities Index options versus a short position in S&P 500® Commercial and Professional Services Industry Group Index options. In June, we initiated an S&P 500® Index put option spread. Although we maintained a constructive view on equities, we thought there were several potential downside event risks, including upcoming U.S. inflation and employment reports and several developed markets’ central bank policy meetings. In July, we eliminated the Portfolio’s long position in S&P 500® Utilities Index options versus its short position in S&P 500® Commercial and Professional Services Industry Group Index options. Also in July, we added an out-of-the-money call option on Brazil’s Bovespa Index. (“Out-of-the-money” describes a call option with a strike price that is higher than the market price of the underlying asset.)

Regarding fixed income-related Tactical Views, during September 2022, we exited the Portfolio’s long position in U.S. bank loans, as we thought interest rates were near their cycle highs and bank loans had outperformed longer duration fixed income investments. (Duration is price sensitivity to changes in interest rates.) In December, we eliminated the Portfolio’s 30-year U.S. interest rate options tilt because we believed it no longer offered an attractive risk and reward balance. In August 2023, we removed the Portfolio’s long position in two-year U.S. Treasury securities and reinvested the proceeds in investment grade fixed income. We also added long positions in 10-year European interest rate swaps

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PORTFOLIO RESULTS

and 10-year U.K. interest rates swaps, as we believed they could add value if interest rates fell.

As for currency-related Tactical Views, we allowed the Portfolio’s long position in the U.S. dollar versus its short position in the Brazilian real to expire during September 2022. In December, we allowed the Portfolio’s long position in the euro versus its short position in the Swiss franc to expire.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed equity index options to implement Tactical Views on a variety of equity markets, which had a positive impact overall on performance. The use of equity futures within a trend-based rotation tilt, through which the Portfolio gained exposure to momentum-based trends among multiple asset classes/markets, had a neutral impact on performance. The Portfolio’s use of total return swaps within the systematic downside improvement tilt and to express Tactical Views on a number of equity markets, sectors and industries had a positive impact overall on performance. (As a reminder, the systematic downside mitigation tactical tilt was designed to limit the Portfolio’s exposure to potential market declines through the shorting of U.S. large-cap stocks that we believed might underperform the broader U.S. stock market, while at the same time taking a long position in the broader U.S. stock market.) The Portfolio employed interest rate swaps to express Tactical Views on U.K. and European interest rates, which had a neutral impact on performance. Finally, U.S. Treasury futures and swaptions, which were used to implement Tactical Views on the direction of U.S. interest rates, each detracted from the Portfolio’s performance.

In addition, some of the Portfolio’s Underlying Funds used derivatives to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain the Portfolio’s strategic weightings and Tactical Views according to the Goldman Sachs ISG’s views as we continue to seek long-term growth of capital.

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PORTFOLIO BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2023

OVERALL UNDERLYING FUND WEIGHTINGS[1]

Percentage of Net Assets

[1]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Represents unaffiliated funds.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on September 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Goldman Sachs Tax Advantaged Global Composite Index (“TAG Composite Index”), which is comprised of 10% of the Bloomberg U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Tax-Advantaged Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2013 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	12.09%	6.05%	7.92%	—
Including sales charges	5.95%	4.85%	7.31%	—

Institutional	12.51%	6.43%	8.33%	—

Class R6 (Commenced December 29, 2017)	12.47%	6.44%	N/A	6.67%

Class P (Commenced April 17, 2018)	12.53%	6.44%	N/A	6.75%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

13

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Index Definition

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite is comprised of MSCI ACWI IMI (90%) and the Bloomberg U.S. Aggregate Bond Index (10%).

The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite is comprised of the MSCI ACWI IMI (90%) and the Bloomberg U.S. Aggregate Bond Index (10%).

The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage backed and asset-backed securities.

The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 24 emerging markets.

With 9,216 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2023, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates

It is not possible to invest directly in an unmanaged index.

S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard, or GICS®, energy sector.

S&P 500® Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value and covers approximately 80% of available market capitalization. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P 500® Health Care Index comprises those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard, or GICS®, health care sector.

STOXX® Europe 600 Index derived from the STOXX® Europe Total Market Index and is a subset of the STOXX® Global 1800 Index. With a fixed number of 600 components, the STOXX® Europe 600 Index represents large, mid and small capitalization companies across 17 countries of the European region.

S&P 500® Utilities Index comprises those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard, or GICS®, utilities sector.

S&P 500® Commercial and Professional Services Industry Group Index tracks the performance of companies in the commercial and professional services industry group within the S&P 500® Index.

14

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2023

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 91.2%
Equity – 91.2%
14,906,717	Goldman Sachs U.S. Equity Dividend and Premium Fund	$224,942,353
11,024,255	Goldman Sachs International Equity Dividend and Premium Fund	74,303,481
1,297,539	Goldman Sachs Small Cap Equity Insights Fund	31,984,337
1,116,247	Goldman Sachs International Small Cap Insights Fund	13,071,257
1,397,321	Goldman Sachs Emerging Markets Equity Insights Fund	11,150,621
246,654	Goldman Sachs MLP Energy Infrastructure Fund	7,683,280
802,321	Goldman Sachs Global Real Estate Securities Fund	7,293,096
582,823	Goldman Sachs Global Infrastructure Fund	6,853,999
63,645	Goldman Sachs Energy Infrastructure Fund	724,915

		378,007,339

Fixed Income – 0.0%
1	Goldman Sachs High Yield Floating Rate Fund	11

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $268,437,809)		$378,007,350

Exchange-Traded Funds – 0.1%
564	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	$8,319
100	iShares Core S&P 500 ETF	45,269
220	iShares iBoxx High Yield Corporate Bond ETF	16,562
832	Sprott Physical Gold Trust*	12,605
28,200	Sprott Physical Uranium Trust*	414,276

TOTAL EXCHANGE-TRADED FUNDS
(Cost $483,975)		$497,031

Shares	Dividend Rate	Value

Investment Company – 7.3%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
30,305,125	5.234%	$30,305,125
(Cost $30,305,125)

TOTAL INVESTMENTS – 98.6%
(Cost $299,226,909)		$408,809,506

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		5,560,427

NET ASSETS – 100.0%		$414,369,933

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli New Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2023, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	NOK	100,000	USD	9,282	9/20/2023	$129
Morgan Stanley Co., Inc.	USD	3,520,653	AUD	5,239,962	9/20/2023	123,536
Morgan Stanley Co., Inc.	USD	127,654	DKK	870,000	9/20/2023	963
Morgan Stanley Co., Inc.	USD	1,692,023	EUR	1,550,000	9/20/2023	10,066
Morgan Stanley Co., Inc.	USD	1,256,430	HKD	9,820,000	9/20/2023	3,328
Morgan Stanley Co., Inc.	USD	198,254	ILS	720,000	9/20/2023	8,817

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	USD	11,189,642	JPY	1,547,272,100	9/20/2023	$529,496
Morgan Stanley Co., Inc.	USD	97,226	NZD	160,000	9/20/2023	1,815
Morgan Stanley Co., Inc.	USD	1,523,106	SEK	16,425,000	9/20/2023	21,790
Morgan Stanley Co., Inc.	USD	582,132	SGD	780,000	9/20/2023	4,584

TOTAL						$704,524

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	HKD	760,000	USD	97,157	9/20/2023	$(175)
Morgan Stanley Co., Inc.	USD	4,747,993	CHF	4,250,844	9/20/2023	(72,027)
Morgan Stanley Co., Inc.	USD	1,281,191	DKK	8,840,000	9/20/2023	(6,107)
Morgan Stanley Co., Inc.	USD	13,971,825	EUR	12,954,225	9/20/2023	(85,244)
Morgan Stanley Co., Inc.	USD	6,871,502	GBP	5,494,415	9/20/2023	(89,317)
Morgan Stanley Co., Inc.	USD	301,254	NOK	3,300,000	9/20/2023	(9,286)
Morgan Stanley Co., Inc.	USD	7,397	SGD	10,000	9/20/2023	(8)

TOTAL						$(262,164)

FUTURES CONTRACTS — At August 31, 2023, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Stoxx Europe 600 Index Future	1	09/15/23	$24,902	$(185)
U.S. Treasury 10 Year Note	72	12/19/23	7,994,250	75,512
U.S. Treasury 2 Year Note	50	12/29/23	10,192,969	20,473
U.S. Treasury 5 Year Note	48	12/29/23	5,134,500	39,978

Total Futures Contracts				$135,778

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)	Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)
2.904%(b)	1 Day ESTRON	08/31/2033	EUR 705	$3,655	$—	$3,655
4.325(b)	1 Day SONIO	09/19/2033	GBP 600	—	—	—

Total				$3,655	$—	$3,655

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to August 31, 2023.
(b)	Payments made annually.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At August 31, 2023, the Portfolio had the following purchased option contracts:

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased Option Contracts:
Calls
Brazil Bovespa Index	J.P. Morgan Securities LLC	$131,082.340	12/15/2023	51	$51	$6,958	$38,601	$(31,643)
KraneShares CSI China Internet ETF	Morgan Stanley Co., Inc	31.863	01/01/2024	16,698	16,698	25,924	60,108	(34,184)

TOTAL					$16,749	$32,882	$98,709	$(65,827)

Investment Abbreviation:
ESTRON	—Euro Short-Term Rate

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2023

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 89.4%
Equity – 89.4%
61,972,400	Goldman Sachs U.S. Tax-Managed Equity Fund	$2,226,048,617
57,181,709	Goldman Sachs International Tax-Managed Equity Fund	641,006,954
9,817,829	Goldman Sachs International Small Cap Insights Fund	114,966,780
11,440,705	Goldman Sachs Emerging Markets Equity Insights Fund	91,296,827
2,080,289	Goldman Sachs MLP Energy Infrastructure Fund	64,800,994
6,487,768	Goldman Sachs Global Real Estate Securities Fund	58,973,813
4,769,734	Goldman Sachs Global Infrastructure Fund	56,092,075
511,913	Goldman Sachs Energy Infrastructure Fund	5,830,685

		3,259,016,745

Fixed Income – 0.0%
11	Goldman Sachs High Yield Floating Rate Fund	96

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $1,798,056,988)		$3,259,016,841

Exchange-Traded Funds – 0.1%
4,965	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	$73,234
885	iShares Core S&P 500 ETF	400,631
1,937	iShares iBoxx High Yield Corporate Bond ETF	145,817
7,273	Sprott Physical Gold Trust*	110,186
233,000	Sprott Physical Uranium Trust*	3,422,920

TOTAL EXCHANGE-TRADED FUNDS
(Cost $4,130,718)		$4,152,788

Shares	Dividend Rate	Value

Investment Company – 9.1%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
332,782,918	5.234%	$332,782,918
(Cost $332,782,918)

TOTAL INVESTMENTS – 98.6%
(Cost $2,134,970,624)		$3,595,952,547

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		49,994,775

NET ASSETS – 100.0%		$3,645,947,322

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli New Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2023, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc	USD	28,945,872	AUD	43,064,774	9/20/2023	$1,026,572
Morgan Stanley Co., Inc	USD	10,222,891	HKD	79,900,000	9/20/2023	27,079
Morgan Stanley Co., Inc	USD	1,696,175	ILS	6,160,000	9/20/2023	75,436
Morgan Stanley Co., Inc	USD	80,727,037	JPY	11,078,154,282	9/20/2023	4,402,553
Morgan Stanley Co., Inc	USD	826,861	NZD	1,360,000	9/20/2023	15,864
Morgan Stanley Co., Inc	USD	12,376,708	SEK	133,425,000	9/20/2023	181,086
Morgan Stanley Co., Inc	USD	4,925,730	SGD	6,600,000	9/20/2023	38,785

TOTAL						$5,767,375

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc	USD	39,022,035	CHF	34,942,984	9/20/2023	$(599,716)
Morgan Stanley Co., Inc	USD	11,616,227	DKK	80,150,000	9/20/2023	(55,373)
Morgan Stanley Co., Inc	USD	129,182,622	EUR	119,773,958	9/20/2023	(788,159)
Morgan Stanley Co., Inc	USD	57,893,310	GBP	46,291,169	9/20/2023	(752,510)
Morgan Stanley Co., Inc	USD	2,483,065	NOK	27,200,000	9/20/2023	(76,535)

TOTAL						$(2,272,293)

FUTURES CONTRACTS — At August 31, 2023, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
NASDAQ 100 E-Mini Index	1	09/15/23	$310,770	$(6,422)
Russell 2000 E-Mini Index	4	09/15/23	380,320	(22,448)
Stoxx Europe 600 Index Future	13	09/15/23	323,727	(2,613)
TOPIX Index	4	09/07/23	640,709	(103)
U.S. Treasury 10 Year Note	631	12/19/23	70,060,719	655,918
U.S. Treasury 2 Year Note	444	12/29/23	90,513,563	184,167
U.S. Treasury 5 Year Note	424	12/29/23	45,354,750	353,138

Total Futures Contracts				$1,161,637

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)	Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)
2.904%(b)	1 Day ESTRON	08/31/2033	EUR 6,155	$31,914	$—	$31,914
4.325(b)	1 Day SONIO	09/19/2033	GBP 5,400	—	—	—

Total				$31,914	$—	$31,914

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to August 31, 2023.
(b)	Payments made annually.

PURCHASED OPTIONS CONTRACTS — At August 31, 2023, the Portfolio had the following purchased option contracts:

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased Option Contracts:
Calls
Brazil Bovespa Index	J.P. Morgan Securities LLC	$131,082.340	12/15/2023	448	$448	$61,125	$339,088	$(277,963)
KraneShares CSI China Internet ETF	Morgan Stanley Co., Inc	31.863	01/01/2024	145,873	145,873	226,471	525,099	(298,628)

TOTAL					$146,321	$287,596	$864,187	$(576,591)

Investment Abbreviation:
ESTRON	—Euro Short-Term Rate

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2023

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in unaffiliated issuers, at value (cost $483,975 and $4,130,718, respectively)	$497,031	$4,152,788
Investments in affiliated issuers, at value (cost $298,742,934 and $2,130,839,906, respectively)	408,312,475	3,591,799,759
Purchased Options, at value (premiums paid $98,709 and $864,187, respectively)	32,882	287,596
Cash	3,799,107	33,862,336
Foreign currency, at value (cost $1,381,653 and $2,733,221, respectively)	350,119	2,690,746
Receivables:
Due from broker(a)	1,126,619	9,446,047
Investments sold	125,793	1,286,368
Reimbursement from investment adviser	23,744	49,901
Fund shares sold	5,253	1,184,860
Dividends	—	46,214
Foreign tax reclaims	—	2,203
Unrealized gain on forward foreign currency exchange contracts	704,524	5,767,375
Variation margin on futures contracts	22,155	202,865
Other assets	42,991	97,012
Total assets	415,042,693	3,650,876,070

Liabilities:
Variation margin on futures contracts	—	—
Variation margin on swaps	50,290	455,022
Unrealized loss on forward foreign currency exchange contracts	262,164	2,272,293
Payables:
Fund shares redeemed	181,590	1,052,961
Management fees	46,766	442,223
Investments purchased	24,883	145,822
Distribution and Service fees and Transfer Agency fees	11,097	89,555
Due to broker(a)	—	280,000
Accrued expenses	95,970	190,872
Total liabilities	672,760	4,928,748

Net Assets:
Paid-in capital	311,950,927	2,260,288,817
Total distributable earnings	102,419,006	1,385,658,505
NET ASSETS	$414,369,933	$3,645,947,322
Net Assets:
Class A	$2,773,564	$603,351
Institutional	8,456,072	40,173,907
Class R6	14,017	8,284,382
Class P	403,126,280	3,596,885,682
Total Net Assets	$414,369,933	$3,645,947,322
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	225,428	29,533
Institutional	678,075	1,947,945
Class R6	1,127	407,409
Class P	32,426,885	176,868,738
Net asset value, offering and redemption price per share:(b)
Class A	$12.30	$20.43
Institutional	12.47	20.62
Class R6	12.44	20.33
Class P	12.43	20.34

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Forwards	Futures	Swaps
Enhanced Dividend Global Equity	$—	$338,740	$787,879

Tax-Advantaged Global Equity	(280,000)	2,885,556	6,560,491

(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity Portfolio and Tax-Advantaged Global Equity Portfolio Funds is $13.02 and $21.62, respectively.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2023

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:

Dividends from affiliated Underlying Funds	$8,136,990	$58,976,916

Dividends — unaffiliated issuers	27,914	290,911

Total investment income	8,164,904	59,267,827

Expenses:

Management fees	594,124	5,008,088

Custody, accounting and administrative services	134,126	567,951

Transfer Agency fees(a)	123,775	1,019,151

Professional fees	114,014	115,636

Registration fees	53,036	83,599

Printing and mailing costs	34,554	67,446

Trustee fees	18,908	27,265

Distribution and/or Service (12b-1) fees — Class A Shares	6,638	1,371

Shareholder meeting expense	1,685	5,901

Other	23,443	93,959

Total expenses	1,104,303	6,990,367

Less — expense reductions	(336,722)	(609,689)

Net expenses	767,581	6,380,678

NET INVESTMENT INCOME	7,397,323	52,887,149

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	276,466	3,660,952

Investments in affiliated Underlying Funds	901,501	(1,534,139)

Futures contracts	(1,203,654)	(13,547,713)

Swap contracts	415,501	3,231,651

Written options	443,961	3,575,243

Purchased options	8,196	46,152

Forward foreign currency exchange contracts	1,707,245	14,485,118

Foreign currency transactions	9,793	56,039

Capital gain distributions from affiliated Underlying Funds	10,902,905	862,915

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(13,652)	(124,771)

Investments in affiliated Underlying Funds	27,848,950	361,250,908

Futures contracts	224,289	1,880,544

Written options	318	7,820

Purchased Options	(189,086)	(1,573,041)

Swap contracts	(73,137)	(594,374)

Forward foreign currency exchange contracts	(2,181,146)	(17,709,171)

Foreign currency translations	(5,714)	(46,941)

Net realized and unrealized gain	39,072,736	353,927,192

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,470,059	$406,814,341

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional	Class R6	Class P
Enhanced Dividend Global Equity	$4,202	$3,585	$4	$115,984
Tax-Advantaged Global Equity	867	15,217	2,337	1,000,730

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022
From operations:

Net investment income	$7,397,323	$9,954,698	$52,887,149	$49,661,142

Net realized gain	13,461,914	39,279,397	10,836,218	66,792,752

Net change in unrealized gain (loss)	25,610,822	(90,603,739)	343,090,974	(572,224,244)

Net increase (decrease) in net assets resulting from operations	46,470,059	(41,369,644)	406,814,341	(455,770,350)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(248,430)	(301,288)	(16,527)	(8,759)

Institutional Shares	(847,732)	(1,079,344)	(1,295,041)	(601,722)

Class R6 Shares	(1,187)	(1,181)	(262,392)	(180,128)

Class P Shares	(35,644,919)	(38,674,032)	(114,145,309)	(66,835,908)
Total distributions to shareholders	(36,742,268)	(40,055,845)	(115,719,269)	(67,626,517)

From share transactions:

Proceeds from sales of shares	33,220,543	24,193,568	270,351,404	407,850,486

Reinvestment of distributions	36,672,631	39,967,912	115,371,434	67,376,255

Cost of shares redeemed	(68,180,277)	(67,626,449)	(310,307,610)	(301,692,350)

Net increase (decrease) in net assets resulting from share transactions	1,712,897	(3,464,969)	75,415,228	173,534,391

TOTAL INCREASE (DECREASE)	11,440,688	(84,890,458)	366,510,300	(349,862,476)

Net Assets:

Beginning of year	402,929,245	487,819,703	3,279,437,022	3,629,299,498

End of year	$414,369,933	$402,929,245	$3,645,947,322	$3,279,437,022

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$12.08	$14.54	$11.76	$11.50	$12.34

Net investment income(a)(b)	0.18	0.25	0.19	0.17	0.19

Net realized and unrealized gain (loss)	1.14	(1.54)	2.80	0.59	(0.44)

Total from investment operations	1.32	(1.29)	2.99	0.76	(0.25)

Distributions to shareholders from net investment income	(0.22)	(0.45)	(0.21)	(0.22)	(0.27)

Distributions to shareholders from net realized gains	(0.88)	(0.72)	—	(0.27)	(0.32)

Distributions to shareholders from return of capital	—	—	—	(0.01)	—

Total distributions	(1.10)	(1.17)	(0.21)	(0.50)	(0.59)

Net asset value, end of year	$12.30	$12.08	$14.54	$11.76	$11.50

Total Return(c)	11.84%	(9.61)%	25.64%	6.71%	(1.78)%

Net assets, end of year (in 000’s)	$2,774	$2,713	$3,801	$5,501	$8,661

Ratio of net expenses to average net assets(d)	0.53%	0.52%	0.50%	0.51%	0.52%

Ratio of total expenses to average net assets(d)	0.65%	0.61%	0.63%	0.64%	0.65%

Ratio of net investment income to average net assets	1.50%	1.89%	1.49%	1.54%	1.62%

Portfolio turnover rate(e)	8%	23%	16%	13%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$12.24	$14.71	$11.90	$11.63	$12.48

Net investment income(a)(b)	0.22	0.30	0.25	0.22	0.23

Net realized and unrealized gain (loss)	1.15	(1.55)	2.81	0.59	(0.44)

Total from investment operations	1.37	(1.25)	3.06	0.81	(0.21)

Distributions to shareholders from net investment income	(0.26)	(0.50)	(0.25)	(0.26)	(0.32)

Distributions to shareholders from net realized gains	(0.88)	(0.72)	—	(0.27)	(0.32)

Distributions to shareholders from return of capital	—	—	—	(0.01)	—

Total distributions	(1.14)	(1.22)	(0.25)	(0.54)	(0.64)

Net asset value, end of year	$12.47	$12.24	$14.71	$11.90	$11.63

Total Return(c)	12.24%	(9.32)%	26.05%	7.17%	(1.46)%

Net assets, end of year (in 000’s)	$8,456	$9,109	$13,638	$19,695	$25,244

Ratio of net expenses to average net assets(d)	0.20%	0.17%	0.13%	0.13%	0.13%

Ratio of total expenses to average net assets(d)	0.28%	0.24%	0.26%	0.26%	0.26%

Ratio of net investment income to average net assets	1.83%	2.24%	1.87%	1.90%	2.00%

Portfolio turnover rate(e)	8%	23%	16%	13%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$12.21	$14.68	$11.88	$11.60	$12.46

Net investment income(a)(b)	0.22	0.30	0.25	0.21	0.23

Net realized and unrealized gain (loss)	1.15	(1.55)	2.81	0.61	(0.45)

Total from investment operations	1.37	(1.25)	3.06	0.82	(0.22)

Distributions to shareholders from net investment income	(0.26)	(0.50)	(0.26)	(0.26)	(0.32)

Distributions to shareholders from net realized gains	(0.88)	(0.72)	—	(0.27)	(0.32)

Distributions to shareholders from return of capital	—	—	—	(0.01)	—

Total distributions	(1.14)	(1.22)	(0.26)	(0.54)	(0.64)

Net asset value, end of year	$12.44	$12.21	$14.68	$11.88	$11.60

Total Return(c)	12.20%	(9.25)%	26.03%	7.28%	(1.54)%

Net assets, end of year (in 000’s)	$14	$12	$14	$11	$10

Ratio of net expenses to average net assets(d)	0.19%	0.17%	0.13%	0.12%	0.12%

Ratio of total expenses to average net assets(d)	0.25%	0.22%	0.23%	0.22%	0.23%

Ratio of net investment income to average net assets	1.86%	2.24%	1.86%	1.87%	2.01%

Portfolio turnover rate(e)	8%	23%	16%	13%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$12.20	$14.67	$11.87	$11.60	$12.45

Net investment income(a)(b)	0.22	0.30	0.25	0.22	0.23

Net realized and unrealized gain (loss)	1.15	(1.55)	2.81	0.59	(0.44)

Total from investment operations	1.37	(1.25)	3.06	0.81	(0.21)

Distributions to shareholders from net investment income	(0.26)	(0.50)	(0.26)	(0.26)	(0.32)

Distributions to shareholders from net realized gains	(0.88)	(0.72)	—	(0.27)	(0.32)

Distributions to shareholders from return of capital	—	—	—	(0.01)	—

Total distributions	(1.14)	(1.22)	(0.26)	(0.54)	(0.64)

Net asset value, end of year	$12.43	$12.20	$14.67	$11.87	$11.60

Total Return(c)	12.20%	(9.26)%	26.05%	7.20%	(1.45)%

Net assets, end of year (in 000’s)	$403,126	$391,095	$470,368	$438,960	$573,771

Ratio of net expenses to average net assets(d)	0.19%	0.17%	0.12%	0.12%	0.12%

Ratio of total expenses to average net assets(d)	0.27%	0.23%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	1.86%	2.25%	1.91%	1.92%	2.02%

Portfolio turnover rate(e)	8%	23%	16%	13%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class A Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$18.81	$21.83	$17.16	$15.44	$16.51

Net investment income(a)(b)	0.22	0.21	0.16	0.13	0.13

Net realized and unrealized gain (loss)	1.98	(2.91)	4.67	1.76	(0.97)

Total from investment operations	2.20	(2.70)	4.83	1.89	(0.84)

Distributions to shareholders from net investment income	(0.19)	(0.27)	(0.16)	(0.13)	(0.13)

Distributions to shareholders from net realized gains	(0.39)	(0.05)	—	(0.04)	(0.10)

Total distributions	(0.58)	(0.32)	(0.16)	(0.17)	(0.23)

Net asset value, end of year	$20.43	$18.81	$21.83	$17.16	$15.44

Total Return(c)	12.09%	(12.59)%	28.29%	12.24%	(4.96)%

Net assets, end of year (in 000’s)	$603	$526	$606	$470	$447

Ratio of net expenses to average net assets(d)	0.56%	0.55%	0.50%	0.51%	0.52%

Ratio of total expenses to average net assets(d)	0.58%	0.57%	0.58%	0.59%	0.61%

Ratio of net investment income to average net assets	1.18%	1.03%	0.81%	0.86%	0.81%

Portfolio turnover rate(e)	4%	22%	16%	12%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Institutional Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$18.98	$22.03	$17.30	$15.58	$16.46

Net investment income(a)(b)	0.30	0.29	0.23	0.22	0.20

Net realized and unrealized gain (loss)	1.99	(2.94)	4.71	1.74	(0.96)

Total from investment operations	2.29	(2.65)	4.94	1.96	(0.76)

Distributions to shareholders from net investment income	(0.26)	(0.35)	(0.21)	(0.20)	(0.02)

Distributions to shareholders from net realized gains	(0.39)	(0.05)	—	(0.04)	(0.10)

Total distributions	(0.65)	(0.40)	(0.21)	(0.24)	(0.12)

Net asset value, end of year	$20.62	$18.98	$22.03	$17.30	$15.58

Total Return(c)	12.51%	(12.31)%	28.81%	12.60%	(4.61)%

Net assets, end of year (in 000’s)	$40,174	$37,591	$33,151	$33,800	$43,565

Ratio of net expenses to average net assets(d)	0.20%	0.18%	0.13%	0.13%	0.13%

Ratio of total expenses to average net assets(d)	0.22%	0.20%	0.21%	0.21%	0.22%

Ratio of net investment income to average net assets	1.55%	1.40%	1.17%	1.41%	1.28%

Portfolio turnover rate(e)	4%	22%	16%	12%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class R6 Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$18.73	$21.73	$17.07	$15.38	$16.46

Net investment income(a)(b)	0.29	0.29	0.26	0.20	0.19

Net realized and unrealized gain (loss)	1.97	(2.89)	4.62	1.73	(0.97)

Total from investment operations	2.26	(2.60)	4.88	1.93	(0.78)

Distributions to shareholders from net investment income	(0.27)	(0.35)	(0.22)	(0.20)	(0.20)

Distributions to shareholders from net realized gains	(0.39)	(0.05)	—	(0.04)	(0.10)

Total distributions	(0.66)	(0.40)	(0.22)	(0.24)	(0.30)

Net asset value, end of year	$20.33	$18.73	$21.73	$17.07	$15.38

Total Return(c)	12.47%	(12.24)%	28.84%	12.58%	(4.57)%

Net assets, end of year (in 000’s)	$8,284	$8,343	$9,971	$11	$10

Ratio of net expenses to average net assets(d)	0.19%	0.16%	0.12%	0.12%	0.12%

Ratio of total expenses to average net assets(d)	0.21%	0.19%	0.20%	0.18%	0.19%

Ratio of net investment income to average net assets	1.54%	1.41%	1.36%	1.25%	1.22%

Portfolio turnover rate(e)	4%	22%	16%	12%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class P Shares
	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$18.73	$21.74	$17.07	$15.38	$16.47

Net investment income(a)(b)	0.30	0.29	0.23	0.20	0.19

Net realized and unrealized gain (loss)	1.97	(2.90)	4.66	1.74	(0.98)

Total from investment operations	2.27	(2.61)	4.89	1.94	(0.79)

Distributions to shareholders from net investment income	(0.27)	(0.35)	(0.22)	(0.21)	(0.20)

Distributions to shareholders from net realized gains	(0.39)	(0.05)	—	(0.04)	(0.10)

Total distributions	(0.66)	(0.40)	(0.22)	(0.25)	(0.30)

Net asset value, end of year	$20.34	$18.73	$21.74	$17.07	$15.38

Total Return(c)	12.53%	(12.28)%	28.87%	12.59%	(4.60)%

Net assets, end of year (in 000’s)	$3,596,886	$3,232,977	$3,585,571	$2,710,904	$2,743,392

Ratio of net expenses to average net assets(d)	0.19%	0.17%	0.12%	0.12%	0.12%

Ratio of total expenses to average net assets(d)	0.21%	0.19%	0.20%	0.20%	0.21%

Ratio of net investment income to average net assets	1.56%	1.41%	1.18%	1.30%	1.21%

Portfolio turnover rate(e)	4%	22%	16%	12%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversification/ Non-diversified
Enhanced Dividend Global Equity	A, Institutional, R6 and P	Diversified
Tax-Advantaged Global Equity	A, Institutional, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as the investment adviser. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S.”) of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. With respect to the Portfolios’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield

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Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A total return swap is an agreement that gives the Portfolio the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Portfolio may also be required to pay the dollar value of that decline to the counterparty.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2023:

ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds	$378,007,350	$—	$—

Investment Company	30,305,125	—	—

Exchange-Traded Funds	497,031	—	—

Total	$408,809,506	$—	$—

Derivative Type

Assets

Forward Foreign Currency Contracts(a)	$—	$704,524	$—

Futures Contracts(a)	135,963	—	—

Interest Rate Swap Contracts(a)	—	3,655	—

Purchased Option Contracts	—	32,882	—

Total	$135,963	$741,061	$—

Derivative Type

Liabilities

Forward Foreign Currency Contracts(a)	$—	$(262,164)	$—

Futures Contracts(a)	(185)	—	—

Total	$(185)	$(262,164)	$—

TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds	$3,259,016,841	$—	$—

Investment Company	332,782,918	—	—

Exchange-Traded Funds	4,152,788	—	—

Total	$3,595,952,547	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Contracts(a)	$—	$5,767,375	$—

Futures Contracts(a)	1,193,223	—	—

Interest Rate Swap Contracts(a)	—	31,914	—

Purchased Option Contracts	—	287,596	—

Total	$1,193,223	$6,086,885	$—

Derivative Type

Liabilities

Forward Foreign Currency Contracts(a)	$—	$(2,272,293)	$—

Futures Contracts(a)	(31,586)	—	—

Total	$(31,586)	$(2,272,293)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2023. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Enhanced Dividend Global Equity
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures contracts and centrally cleared interest rate swaps	$139,618	(a)	Variation margin on futures contracts and centrally cleared interest rate swaps	$—	(a)
Currency	Unrealized gain on forward foreign currency exchange contracts	704,524		Unrealized loss on forward foreign currency exchange contracts	(262,164)	(a)
Equity	Variation margin on OTC swap contracts	32,882	(a)	Variation margin on futures contracts	(185)	(a)
Total		$877,024			$(262,349)

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES (continued)

Tax-Advantaged Global Equity
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures contracts and interest rate swaptions	$1,225,137		Variation margin on futures contracts and centrally cleared interest rate swaps	$—	(a)
Currency	Unrealized gain on forward foreign currency exchange contracts	5,767,375		Unrealized loss on forward foreign currency exchange contracts	$(2,272,293)
Equity	Variation margin on purchase options contracts	287,596	(a)	Variation margin on futures contracts	(31,586)	(a)
Total		$7,280,108			$(2,303,879)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedule of Investments. Only variation margin as of August 31, 2023 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Net realized gain (loss) from futures contracts and swaps/Net change in unrealized gain (loss) on swaps	$(759,780)	$90,148
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and options/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,684,705	(2,189,967)
Equity	Net realized gain (loss) from futures contracts, swaptions, written option, and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	446,324	(118,943)
Total		$1,371,249	$(2,218,762)

Tax-Advantaged Global Equity
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Net realized gain (loss) from futures contracts, swaptions, written option, and purchased options/Net change in unrealized gain (loss) on futures contracts and swaps	$(6,676,995)	$1,677,227
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and options/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	14,305,002	(18,797,546)
Equity	Net realized gain (loss) from futures contracts, written option, and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	162,444	(867,903)
Total		$7,790,451	$(17,988,222)

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended August 31, 2023, the relevant values for each derivative type was as follows:

	Average number of Contracts or Notional Amounts(1)
Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Enhanced Dividend Global Equity	151	43,915,253	213,054	614,800	804,126
Tax-Advantaged Global Equity	1,232	360,496,383	1,725,643	4,880,515	6,400,537

(1)	Amounts disclosed represent average number of contracts for futures contracts, purchased options and written options, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that each Portfolio held such derivatives during the fiscal year ended August 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets.

The Portfolios invest in Class R6 Shares of the Goldman Sachs High Yield Floating Rate and Goldman Sachs MLP Energy Infrastructure Fund and Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolios in an amount equal to the management fee it earns as an investment adviser to the above affiliated Underlying Funds in which the Portfolios invest, except those management fees it earns from the Portfolios’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2023, the management fee waived by GSAM for each Portfolio was as follows:

Fund	Management Fee Waived
Enhanced Dividend Global Equity	$13,956
Tax-Advantaged Global Equity	121,011

Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class A Shares of the Portfolios.

B. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended August 31, 2023, Goldman Sachs retained front-end sales charges of $70 for the Enhanced Dividend Global Equity Portfolio.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2023, the rate for Class A Shares was 0.16%. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A Shares of the Goldman Sachs Enhanced Dividend Global Equity Portfolio through at least December 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursement	Transfer Agency Waivers/ Credits	Total Expense Reductions
Enhanced Dividend Global Equity	$13,956	$321,704	$1,062	$336,722
Tax-Advantaged Global Equity	121,011	488,678	—	609,689

E. Line of Credit Facility — As of August 31, 2023, the Portfolios participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2023, the Portfolios did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

F. Other Transactions with Affiliates — For the fiscal year ended August 31, 2023, Goldman Sachs earned $8 and $73, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global EquityPortfolios, respectively. The Portfolios invest primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2023:

Enhanced Dividend Global Equity
Underlying Funds	Beginning Value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2023	Shares as of August 31, 2023	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$9,923,491	$1,228,344	$—	$—	$(1,214)	$11,150,621	1,397,321	$268,711	$—
Goldman Sachs Energy Infrastructure Fund	662,285	44,851	—	—	17,779	724,915	63,645	26,527	18,323
Goldman Sachs Financial Square Government Fund (Institutional Shares)	30,671,846	87,654,121	(88,020,842)	—	—	30,305,125	30,305,125	1,228,189	—
Goldman Sachs Global Infrastructure Fund	7,331,174	185,724	—	25	(662,924)	6,853,999	582,823	163,255	—
Goldman Sachs Global Real Estate Securities Fund	6,467,410	1,348,442	—	45	(522,801)	7,293,096	802,321	84,027	86,310

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Notes to Financial Statements (continued)

August 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Enhanced Dividend Global Equity (continued)
Underlying Funds	Beginning Value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2023	Shares as of August 31, 2023	Dividend Income	Capital Gain Distributions
Goldman Sachs High Yield Floating Rate Fund	$1,279,665	$1,563	$(1,275,498)	$(68,710)	$62,991	$11	1	$1,563	$—
Goldman Sachs International Equity Dividend and Premium Fund	68,603,239	5,969,178	(9,003,373)	79,617	8,654,820	74,303,481	11,024,255	1,633,719	—
Goldman Sachs International Small Cap Insights Fund	12,669,574	394,802	(959,240)	(196,450)	1,162,571	13,071,257	1,116,247	394,803	—
Goldman Sachs MLP Energy Infrastructure Fund	7,941,873	509,528	(1,387,367)	843,852	(224,606)	7,683,280	246,654	436,583	—
Goldman Sachs Small Cap Equity Insights Fund	32,472,311	271,778	(3,197,290)	105,015	2,332,523	31,984,337	1,297,539	271,780	—
Goldman Sachs US Equity Dividend and Premium Fund	216,986,076	16,541,917	(24,473,578)	138,107	15,749,831	224,942,353	14,906,717	3,627,833	10,798,272

Total	$395,008,944	$114,150,248	$(128,317,188)	$901,501	$26,568,970	$408,312,475		$8,136,990	$10,902,905

Tax-Advantaged Global Equity
Underlying Funds	Beginning Value as of August 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2023	Shares as of August 31, 2023	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$81,451,417	$9,877,083	$—	$—	$(31,673)	$91,296,827	11,440,705	$2,200,100	$—
Goldman Sachs Energy Infrastructure Fund	5,326,935	360,744	—	—	$143,006	5,830,685	511,913	213,367	147,379
Goldman Sachs Financial Square Government Fund (Institutional Shares)	261,283,135	526,520,957	(455,021,174)	—	$—	332,782,918	332,782,918	11,422,611	—
Goldman Sachs Global Infrastructure Fund	59,997,200	1,519,946	—	233	$(5,425,304)	56,092,075	4,769,734	1,336,013	—
Goldman Sachs Global Real Estate Securities Fund	53,616,546	9,581,236	—	57	$(4,224,026)	58,973,813	6,487,768	785,581	715,536
Goldman Sachs High Yield Floating Rate Fund	10,256,182	12,529	(10,222,785)	(550,946)	$505,116	96	11	12,528	—
Goldman Sachs International Small Cap Insights Fund	99,029,462	16,083,005	(9,040,345)	(2,259,188)	$11,153,846	114,966,780	9,817,829	3,329,283	—
Goldman Sachs International Tax-Managed Equity Fund	555,030,461	65,338,248	(64,999,999)	(2,589,026)	$88,227,270	641,006,954	57,181,709	21,852,611	—
Goldman Sachs MLP Energy Infrastructure Fund	64,980,832	4,548,701	(9,124,429)	3,322,680	$1,073,210	64,800,994	2,080,289	3,650,471	—
Goldman Sachs U.S. Tax-Managed Equity Fund Class R6	2,019,002,376	14,174,350	(75,749,999)	542,051	$268,079,839	2,226,048,617	61,972,400	14,174,351	—

Total	$3,209,974,546	$648,016,799	$(624,158,731)	$(1,534,139)	$359,501,284	$3,591,799,759		$58,976,916	$862,915

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2023, the Portfolios were beneficial owners of 5% or more of the total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Goldman Sachs Small Cap Equity Insights Fund	8%	—%
Goldman Sachs Global Infrastructure Fund	—	27
Goldman Sachs Global Real Estate Securities Fund	6	48
Goldman Sachs International Equity Dividend and Premium Fund	50	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	7	—
Goldman Sachs U.S. Tax-Managed Equity Fund	—	85

As of August 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of the following share class of the Portfolios:

Portfolio	Class R6
Enhanced Dividend Global Equity	100%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2023, were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$27,825,491	$44,934,839
Tax-Advantaged Global Equity	137,030,993	206,016,461

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2023 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$11,949,787	$51,505,175
Net long-term capital gains	24,792,481	64,214,094
Total taxable distributions	$36,742,268	$115,719,269

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2023

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$20,750,864	$63,731,445
Net long-term capital gains	19,304,981	3,895,072
Total taxable distributions	$40,055,845	$67,626,517

As of August 31, 2023, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$—	$8,925,073
Undistributed long-term capital gains	8,422,591	—
Total undistributed earnings	$8,422,591	$8,925,073
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral/ Straddle Deferral)	(551,327)	(22,217,269)
Unrealized gains — net	94,547,742	1,398,950,701
Total accumulated earnings — net	$102,419,006	$1,385,658,505

As of August 31, 2023, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$314,868,844	$2,201,928,413
Gross unrealized gain	97,795,721	1,408,491,182
Gross unrealized loss	(3,247,979)	(9,540,481)
Net unrealized gain	$94,547,742	$1,398,950,701

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment companies.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ and Underlying Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS (continued)

assets or instruments may produce disproportionate losses to the Portfolios. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Portfolios will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Portfolios will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Portfolio’s investments in dividend-paying securities could cause a Portfolio to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Portfolio to produce current income.

Expenses Risk — By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also the expenses of the Portfolio.

Investments in the Underlying Funds Risk — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. A strategy used by the Underlying Funds may fail to produce the intended results. As of August 31, 2023, the Enhanced Dividend Global Equity Portfolio invested 54.3% and 17.9% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large capitalization U.S. issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the S&P 500® Index or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in non-U.S. issuers with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio.

As of August 31, 2023, the Tax-Advantaged Global Equity Portfolio invested 61.1% and 17.6% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests primarily in equity investments in U.S. issuers. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in equity investments in non-U.S. issuers. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2023

8. OTHER RISKS (continued)

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an underlying fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an underlying fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an underlying fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an underlying fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an underlying fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an underlying fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the underlying fund’s expense ratio. Similarly, large Portfolio or underlying fund share purchases may adversely affect a Portfolio’s or an underlying fund’s performance to the extent that the Portfolio or the underlying fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Portfolio more volatile. When the Portfolio uses leverage, the sum of that Portfolio’s investment exposure may significantly exceed the amount of assets invested in the Portfolio, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. The use of leverage by the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

Market and Credit Risks — In the normal course of business, a Portfolio and an underlying fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of securities in which a Portfolio and/or an underlying fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Portfolio and/or an underlying fund and their investments. Additionally, a Portfolio and/or an underlying fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the underlying fund have unsettled or open transactions defaults.

Tax-Managed Investment Risk — Because the investment advisers of the Goldman Sachs Tax-Advantaged Global Equity Portfolio balances investment considerations and tax considerations, the pre-tax performance of the Goldman Sachs Tax-Advantaged Global Equity Portfolio may be lower than the performance of similar funds that are not tax-managed. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Goldman Sachs Tax-Advantaged Global Equity Portfolio to shareholders. A high percentage of an underlying fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) currently serve as a Trustee of each of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	21,808	$253,847	13,495	$178,671
Reinvestment	19,989	226,667	19,885	273,296
Shares redeemed	(40,884)	(468,940)	(70,321)	(918,052)
	913	11,574	(36,941)	(466,085)
Institutional Shares
Shares sold	32,705	386,316	68,751	952,092
Reinvestment	69,633	799,858	73,323	1,019,403
Shares redeemed	(168,784)	(2,036,212)	(324,907)	(4,418,774)
	(66,446)	(850,038)	(182,833)	(2,447,279)
Class R6 Shares
Reinvestment	104	1,187	85	1,181
	104	1,187	85	1,181
Class P Shares
Shares sold	2,778,209	32,580,380	1,731,292	23,062,805
Reinvestment	3,110,946	35,644,919	2,795,911	38,674,032
Shares redeemed	(5,518,639)	(65,675,125)	(4,539,509)	(62,289,623)
	370,516	2,550,175	(12,306)	(552,786)

NET INCREASE (DECREASE)	305,087	$1,712,897	(231,995)	$(3,464,969)

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	901	$17,479	734	$14,891
Reinvestment	897	16,527	396	8,759
Shares redeemed	(210)	(3,930)	(940)	(19,173)
	1,588	30,076	190	4,477
Institutional Shares
Shares sold	46,999	891,161	561,307	11,551,838
Reinvestment	69,750	1,295,041	26,959	601,083
Shares redeemed	(148,844)	(2,866,723)	(113,232)	(2,299,870)
	(32,095)	(680,521)	475,034	9,853,051
Class R6 Shares
Shares sold	—	—	34,470	764,903
Reinvestment	14,334	262,392	8,189	180,128
Shares redeemed	(52,432)	(930,710)	(55,972)	(1,214,492)
	(38,098)	(668,318)	(13,313)	(269,461)
Class P Shares
Shares sold	14,283,357	269,442,764	19,316,934	395,518,854
Reinvestment	6,216,591	113,797,474	3,027,052	66,586,285
Shares redeemed	(16,243,212)	(306,506,247)	(14,691,275)	(298,158,815)
	4,256,736	76,733,992	7,652,711	163,946,324

NET INCREASE	4,188,131	$75,415,228	8,114,622	$173,534,391

47

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (two of the portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023, and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Funds that are equity funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also

50

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Portfolio’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the portfolio management teams of certain Underlying Funds to continue to enhance the investment models used in managing those Underlying Funds.

The Trustees observed that the Tax-Advantaged Global Equity Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, and ten-year periods and in the third quartile for the five-year period, and had outperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They considered that the Enhanced Dividend Global Equity Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Portfolio’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2023. The Trustees noted that each Portfolio had certain significant differences from its peer group that caused the peer group to be an imperfect basis for comparison. They also observed that the Portfolios had each experienced certain portfolio management changes in early 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Portfolios and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Portfolio was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds and considered the Investment Adviser’s finding that the management fees payable by the Portfolios were not duplicative of the management fees paid at the underlying fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolios and certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) with respect to certain Underlying Funds, the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s

52

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2024.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2023 (Unaudited)

As a shareholder of Class A, Institutional, Class R6 or Class P Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Class R6 and Class P Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*
Class A Shares
Actual	$1,000.00	$1,080.46		$2.75	$1,000.00	$1,083.82		$2.95
Hypothetical 5% return	1,000.00	1,022.56	+	2.67	1,000.00	1,022.37	+	2.87
Institutional Shares
Actual	1,000.00	1,081.83		1.05	1,000.00	1,085.26		1.04
Hypothetical 5% return	1,000.00	1,024.20	+	1.02	1,000.00	1,024.21	+	1.01
Class R6 Shares
Actual	1,000.00	1,082.12		1.01	1,000.00	1,085.42		0.99
Hypothetical 5% return	1,000.00	1,024.24	+	0.98	1,000.00	1,024.26	+	0.96
Class P Shares
Actual	1,000.00	1,082.17		1.00	1,000.00	1,085.96		0.99
Hypothetical 5% return	1,000.00	1,024.25	+	0.97	1,000.00	1,024.26	+	0.96

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Portfolio’s annualized net expense ratio (excluding proxy fee which is not annualized) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A Shares	Institutional Shares	Class R6 Shares	Class P Shares
Enhanced Dividend Global Equity	0.52%	0.20%	0.19%	0.19%

Tax-Advantaged Global Equity	0.56	0.20	0.19	0.19

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 71	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is retired. Formerly, he wasExecutive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

55

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013-2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee on BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2023.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund each did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2023.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Global Tax-Aware Equity Portfolios - Tax Information (Unaudited)

For the fiscal year ended August 31, 2023, 37.82% and 30.17% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2023, the total amount of income received by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.1004 and $0.1527 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios was 25.10% and 44.79%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios to such countries was $0.0135 and $0.0179 per share, respectively.

For the fiscal year ended August 31, 2023, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate 62.39% and 92.73%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $24,792,481 and $64,214,094 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2023.

During the fiscal year ended August 31, 2023, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $3,004,019 and $4,194,570 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

57

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary* * Effective October 10, 2023

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Portfolio holdings and allocations shown are as of August 31, 2023 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2023 Goldman Sachs. All rights reserved. 339627-OTU-1895316 TAGEDGAR-23

Goldman Sachs Funds Annual Report August 31, 2023 Allocation Funds Global Managed Beta Fund Strategic Factor Allocation Fund Strategic Volatility Premium Fund Tactical Tilt Overlay Fund

Goldman Sachs Allocation Funds

∎	GLOBAL MANAGED BETA FUND

∎	STRATEGIC FACTOR ALLOCATION FUND

∎	STRATEGIC VOLATILITY PREMIUM FUND

∎	TACTICAL TILT OVERLAY FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Allocation Funds

Market Review

During the 12-month period ended August 31, 2023 (the “Reporting Period”), the financial markets were influenced most by macroeconomic factors, including inflation data, global central banks’ monetary policy and geopolitics.

In September 2022, when the Reporting Period began, financial markets were under pressure from macroeconomic headwinds, central bank monetary policy tightening and widespread recession concerns. Inflation remained top of mind for investors as central banks in the U.S., Europe, Asia and South America continued to announce plans to raise interest rates to get ahead of rising consumer prices. In the U.S., the Federal Reserve (“Fed”) hiked the federal funds target rate by 75 basis points during September. (A basis point is 1/100th of a percentage point.) In the U.K., the government unveiled a budget intended to support economic growth through personal and corporate tax cuts combined with supply-side reforms. After this expansionary fiscal policy was announced, U.K. bonds sold off sharply, and the yields of 10-year and 30-year U.K. government bonds rose significantly. The sell-off extended beyond the U.K., with both 10-year U.S. Treasury and German government bond yields rising to their highest levels in more than a decade.

In the fourth quarter of 2022, investors witnessed a variety of contradictory macroeconomic developments, highlighted by hawkish central banks, improving inflation indicators, strong consumer activity and signs of a rebound, albeit slow, in economic growth. (Hawkish tends to imply higher interest rates; opposite of dovish.) During October, Fed officials began to contend that inflation would likely decline in the upcoming months should demand weaken and supply-chain issues soften as policymakers anticipated. The Fed raised the federal funds target rate by 75 basis points in early November and by 50 basis points in December. Fed policymakers indicated they were determined to continue their fight to tame inflation and that future rate hikes would likely be “appropriate.” Elsewhere, the European Central Bank (“ECB”) and Bank of England (“BoE”) similarly delivered interest rates hikes during the fourth quarter, with policymakers signaling they expected future action to be data dependent. In mid-October, the U.K. government withdrew its controversial budget, which reduced market concerns about U.K. fiscal policy and its inflationary implications. A new U.K. budget was announced in November, which was seen more positively by markets, as it included tax increases and spending cuts that sought to fill a substantial funding gap. As for the emerging markets, they broadly benefited from moderating global inflation and easing oil prices during the fourth quarter overall. China began to relax its zero-COVID policies in December, as the government sought to boost its economy through increased domestic spending and international travel.

The first quarter of 2023 started off strongly, supported by the broad reopening of China’s economy, market speculation around the peaking of inflation in the U.S. and Europe, the slowing pace of central bank rate hikes and receding concerns about recession. However, February saw a major reversal in investor sentiment amid geopolitical tensions, including the ongoing Russia/Ukraine war and strained relationships between Western nations and China. Also, stronger than consensus expected U.S. economic data challenged the path of the Fed’s interest rate policy. At the beginning of the month, the Fed stepped down its pace of interest rate increases to 25 basis points but also indicated “ongoing” interest rate hikes would be appropriate, a modestly hawkish surprise. In March, the markets saw a broad-based drawdown in investor sentiment, as the U.S. banking sector faced its worst crisis since 2008, driven by the collapse of regional bank Silicon Valley Bank. The fallout, which extended to some other U.S. regional banks and to Europe, appeared to increase market concerns that the global economy was in a potentially precarious position. It also led to a meaningful tightening in lending standards. Riskier asset classes sold off, and assets perceived to be safe havens, predominately government bonds, rallied. The turmoil was short-lived, however, as U.S. inflation data came in lower than consensus expected, increasing investor optimism that the Fed’s hiking cycle could be nearing its end. At its March meeting, the Fed implemented a 25 basis point rate hike, while the ECB and BoE each maintained a tightening bias.

The financial markets were volatile but generally performed well during the second quarter of 2023. High inflation rates persisted, while sustained wage growth raised investor concerns that peak terminal policy rates would be higher than previously expected. (The terminal policy rate is the ultimate interest rate level a central bank sets as its target for a cycle of rate hikes or cuts.) Heightened U.S./China geopolitical tensions, speculation about Fed policy, the outlook for corporate earnings and enthusiasm around artificial intelligence (“AI”) were other factors fueling volatility. At its policy meeting near the beginning of May, the Fed again raised the federal funds target rate by 25 basis points but then opted for a hawkish pause in June. In other words, the Fed halted monetary policy action for the first time in more than a year but still maintained higher-for-longer messaging on interest rates. That said, the Fed’s stance led to an upswing in soft economic landing expectations. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

1

MARKET REVIEW

In July 2023, global equities broadly gained ground, as inflation rates slowed and investors anticipated a slower pace of interest rate hikes by central banks. Global economic data remained resilient. For fixed income, the month offered mixed results. While spread, or non-government, bond sectors delivered strong performance, sovereign government bonds faltered amid continued monetary policy tightening by a number of developed markets’ central banks.

During August 2023, risk sentiment broadly deteriorated, driven in part by investor concerns about weakness in China’s property market and worries about softening economic growth in Europe. Although global equities broadly weakened, mega-cap technology stocks, primarily in the semiconductor and software industries, continued to dominate headlines amid positive sentiment from AI tailwinds. Investors remained wary of inflation, as data indicated it might be stickier than consensus expected. Overall, developed markets’ central banks maintained a tightening bias. U.S. economic data remained rather resilient, and consensus expectations were for interest rates to remain elevated for longer. This pushed up yields, especially among developed markets sovereign bonds. The 10-year U.S. Treasury yield hit 4.36% on August 22nd, its highest level since 2007.

In commodities, West Texas Intermediate (“WTI”) crude oil prices entered the Reporting Period at rather elevated levels due to supply-chain shortages, exacerbated by the Russia/Ukraine war as well as the reemergence of global demand. In March 2023, WTI crude oil prices fell on the back of broad demand fears associated with the failure of U.S. regional banks. However, in line with other risk assets, WTI crude oil prices recovered rather quickly and rallied through the end of the Reporting Period.

2

PORTFOLIO RESULTS

Goldman Sachs Global Managed Beta Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the Goldman Sachs Global Managed Beta Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 12.24%. This return compares to the 13.49% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“ACWI IMI”) (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A

The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of underlying asset classes that provide broad beta exposure to the global equity markets. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) The MAS Group determines allocations to the underlying asset classes—and within the underlying asset classes—based on its cycle-aware long-term strategic allocation model, which may include factor-based diversification. The factor-based diversification approach is implemented through a separately managed account composed of individual stock positions. In addition, the MAS Group uses an options-based strategy, which seeks to generate returns in moderately rising or moderately declining global equity markets where the realized volatility may be lower than the volatility implied by options prices.

During the Reporting Period, the Fund underperformed the Index due in part to its strategic allocation to the macro hedging strategy (through which we seek to diversify the Fund’s overall exposure to global equity asset classes). More specifically, the Fund was hurt within its macro hedging strategy by a modest position in interest rate floor contracts, which detracted from returns as the U.S. Federal Reserve (the “Fed”) continued to raise short-term interest rates. (An interest rate floor is a derivative contract in which the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price.) In addition, the Fund’s long positions in equity market segments, such as small-cap equities and emerging markets equities, detracted from relative returns during the Reporting Period. Small-cap stocks, which tend to be sensitive to economic growth, were weak during the Reporting Period, as investors favored mega-cap technology stocks based on expectations for the potential of artificial intelligence.

On the positive side, the Fund benefited from its strategic allocation to a volatility selling strategy. (Volatility selling seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.) Market implied volatility generally eased during the Reporting Period, as equity markets broadly recovered from previous losses.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A

In terms of its strategic allocations at the beginning of the Reporting Period, the Fund had 102.50% of its total net assets invested in equity-related investments, 2.01% in the macro hedging strategy, 7.70% in the volatility selling strategy and 0% in cash and cash equivalents. However, the Fund maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A

Within the Fund’s strategic allocations during the Reporting Period, we returned the macro hedging strategy to its long-term allocation. The macro hedging strategy appeared more attractive to us as the Fed moved closer to the end of its

3

PORTFOLIO RESULTS

current interest rate hiking cycle. In addition, we reduced the Fund’s allocation to emerging markets equities during the Reporting Period, shifting it closer to Index weight.

In January 2023, we reduced the view that the Fund be underweight compared to the Index in international small-cap equities. In May, the Fund partially rotated out of positions in the iShares® MSCI EAFE ETF and the iShares® MSCI EAFE Small-Cap ETF into a position in the iShares® Core MSCI EAFE ETF. Finally, in July, we adjusted the Fund’s U.S. dollar exposure, putting it more in line with that of the Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, equity futures were employed to express our passive investment views with greater versatility. The use of these instruments to gain exposure to U.S. large-cap equities, U.S. small-cap equities and Canadian equities during the Reporting Period added to the Fund’s performance, as these positions delivered returns similar to the asset classes they represented. Equity index options, which the Fund used as part of the volatility selling strategy, had a positive impact on performance. The Fund also employed currency forwards, currency options and interest rate floor contracts to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. Currency forwards had a neutral impact on the Fund’s returns during the Reporting Period, as gains from U.S. dollar strength were mostly offset by losses from Canadian dollar weakness. Currency options detracted overall from the Fund’s returns, as no meaningful equity sell-off materialized during the Reporting Period and the options lost most of their value. However, the currency options within the Fund’s currency tail risk hedging strategy added to performance given the resilience of the equity markets during the Reporting Period. (Tail risk is the chance of a loss occurring due to a rare event, as predicted by a probability distribution. The currency tail risk hedging strategy consists of purchasing out-of-the-money currency options as tail hedges against equity market sell-offs and investing in equity markets to offset the cost of the option premiums. “Out of the money” means the currency option’s strike price was less favorable than the market price of the underlying currency.) Finally, interest rate floor contracts detracted from the Fund’s performance, as the Fed continued to hike short-term interest rates during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective December 29, 2022, Alexandra Wilson-Elizondo became a portfolio manager for the Fund, joining Neill Nuttall and Siwen Wu. Mr. Nuttall has been a portfolio manager for the Fund since 2015, and Mr. Wu has been a portfolio manager for the Fund since 2019. By design, all investment decisions for the Portfolios are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	How was the Fund positioned at the end of the Reporting Period?

A

In terms of its strategic allocations at the end of the Reporting Period, the Fund had 103.91% of its total net assets invested in equity-related investments, 1.71% in the macro hedging strategy, 6.78% in the volatility selling strategy and 0% in cash and cash equivalents. However, the Fund maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A

At the end of the Reporting Period, we believed the U.S. was in the late stages of the economic cycle. However, ongoing economic resilience and a lack of major macro data surprises supported a balanced outlook, in our view. Overall, we thought robust consumer spending would bolster U.S. macro data in the near term and that progress toward disinflation could further support the U.S. consumer as real wages rise. In our opinion, this constructive backdrop was likely to persist, at least in the near term. Indeed, the strong macro environment was reflected in positive earnings dynamics at the end of the Reporting Period. At the same time, we acknowledged significant divergence amongst global economies. Although the U.S. and Japan continued to show resilience, downside risks grew in Europe and the U.K., in our opinion, while China’s economic growth outlook remained soft. Chinese central bankers eased monetary policy rates to help support the country’s struggling real estate sector, but we believed at the end of the Reporting Period that a meaningful and sustained rebound in emerging markets equities depended on the broad-based measures that Chinese policymakers had so far been reluctant to implement.

4

PORTFOLIO RESULTS

Regarding inflation, we believed at the end of the Reporting Period that it was at or near peak levels in most countries, though we expected many central banks, especially those in developed economies, to keep interest rates higher for longer given that inflation remained well above their long-term targets. We also noted some potential medium-term downside risks from continued tight monetary policy.

In terms of positioning, given the balance of risks and opportunities, the Fund’s exposure to equities overall was near neutral relative to the Index at the end of the Reporting Period, with an emphasis on quality and on what we saw as well-capitalized companies. The Fund was tactically underweight relative to its long-term strategic allocation in international small-cap equities. In addition, the Fund maintained a slight overweight versus the Index in emerging markets equities. Within the macro hedging strategy, the Fund continued to build positions in interest rate floor contracts at the end of the Reporting Period, as it appeared to us that risks to economic growth increased and central banks neared the end of their tightening cycles.

5

FUND BASICS

Global Managed Beta Fund

as of August 31, 2023

FUND COMPOSITION *

Percentage of Net Assets

*

Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The investment in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets as of August 31, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on April 30, 2015 (commencement of operations) in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Managed Beta Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 30, 2015 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception

Institutional (Commenced April 30, 2015)	12.24%	7.84%	8.00%

*	Because Institutional Shares do not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

7

PORTFOLIO RESULTS

Goldman Sachs Strategic Factor Allocation Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Factor Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Institutional and Class P Shares generated average annual total returns of 6.88% and 6.97%, respectively. These returns compare to the 7.32% average annual total return of the Fund’s blended benchmark, the Strategic Factor Allocation Composite Index (the “Index”), which is composed 50% of the S&P 500® Index and 50% of the Bloomberg U.S. Aggregate Bond Index, during the same period. The components of the Fund’s blended benchmark, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, generated average annual total returns of 15.94% and -1.19%, respectively, during the Reporting Period.

At a meeting of the Board of Trustees of Goldman Sachs Trust held on June 13-14, 2023, the Trustees approved the termination of the Fund’s Class R6 Shares. This termination occurred on July 14, 2023. Effective June 15, 2023, Class R6 Shares of the Fund were no longer sold to new investors or existing shareholders (except through reinvested dividends) or were no longer eligible for exchanges from other Goldman Sachs Funds. In addition, Class R6 Shares of the Fund were closed to all new accounts.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A

The Fund seeks to achieve its investment objective through the implementation of the Goldman Sachs Strategic Factor Allocation process (“Strategic Allocation”), which is derived from the Goldman Sachs Investment Strategy Group’s (“ISG”) market views on a variety of asset classes and instruments. The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns that the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. These factors include, but are not limited to, Equity, Term, Flow and Volatility. The QIS Team implements the Strategic Allocation by investing in derivatives and pooled investment vehicles, including, but not limited to, investment companies, including exchange-traded funds (“ETFs”) (the “Underlying Funds”) and exchange-traded notes (“ETNs”). The Underlying Funds may include affiliated investment companies. The Strategic Allocation may also be implemented by investing in any one or a combination of the following asset classes: (i) U.S. and foreign equity securities, including common and preferred stocks; (ii) fixed income instruments, which include, among others, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debt participations and non-investment grade securities (commonly known as “junk bonds”); and (iii) foreign exchange contracts.

During the Reporting Period, the Strategic Allocation detracted overall from the Fund’s performance. In relative terms, the Equity and Term factors hampered returns, while the Flow and Volatility factors contributed positively. On an absolute basis, the Equity, Flow and Volatility factors added to performance, while the Term factor detracted from results. The Equity factor seeks to capture the premium associated with equity risk. The Term factor seeks to capture the premium associated with interest rate and inflation risk. The Flow factor seeks to systematically capitalize on flows within and across asset classes. The Volatility factor seeks to capture the “fear premium” associated with equity risk. (The fear premium is the amount investors tend to overpay to preserve capital during periods of financial market volatility.)

Q	How was the Fund positioned at the beginning of the Reporting Period?

A

In terms of its Strategic Allocation at the beginning of the Reporting Period, the Fund maintained equal weightings in the Equity, Flow and Volatility factors. It had a relatively smaller weighting in the Term factor.

8

PORTFOLIO RESULTS

In terms of underlying asset classes and instruments, the Fund held positions in U.S. equities, listed U.S. equity index options, U.S. fixed income, exposure to USD short-term interest rates and listed U.S. fixed income options. In terms of currencies, it had long positions versus the U.S. dollar in the Canadian dollar and the New Zealand dollar. It held short positions relative to the U.S. dollar in the Swiss franc, euro, Japanese yen and British pound. The Fund did not hold a position versus the U.S. dollar in the Australian dollar at the beginning of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Allocation. During the Reporting Period, the Fund employed equity futures and listed equity index options to implement views on the U.S. equity market. Equity futures and listed equity index options each had a positive impact on the Fund’s performance. Forward foreign currency exchange contracts, which were used to take long and short positions in select developed markets currencies, had a negative impact on the Fund’s returns during the Reporting Period. As market conditions warranted, the Fund utilized Treasury futures and USD short-term interest rate futures to hedge interest rate exposure and to facilitate duration management. (USD short-term interest rate futures are contracts that have underlying assets linked to Secured Overnight Financing Rates, or “SOFR,” measuring the cost of borrowing cash overnight, collateralized by Treasury securities.) During the Reporting Period, the use of Treasury futures had a negative impact on the Fund’s results, while the use of USD short-term interest rate futures had a positive impact on performance. The Fund’s selling of options on U.S. Treasury futures detracted modestly from its performance during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective September 22, 2022, James Park no longer served as a portfolio manager for the Fund. As of the same date, Oliver Bunn began serving as a portfolio manager for the Fund, joining Patrick Harnett. Mr. Bunn is head of the Goldman Sachs Asset Management’s Quantitative Investment Strategies Alternatives team. Mr. Harnett has been a portfolio manager for the Fund since 2021. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its Strategic Allocation at the end of the Reporting Period, the Fund had rather equal weightings in the Equity, Term, Flow and Volatility factors.

In terms of underlying asset classes and instruments, the Fund held positions in U.S. equities, listed U.S. equity index options, U.S. fixed income, exposure to USD short-term interest rates and listed U.S. fixed income options. In terms of currencies, it had long positions versus the U.S. dollar in the Australian dollar and British pound. It held short positions relative to the U.S. dollar in the Canadian dollar, Swiss franc, Japanese yen and New Zealand dollar. The Fund did not hold a position versus the U.S. dollar in the euro at the end of the Reporting Period.

Q	What was the Fund’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Goldman Sachs Strategic Factor Allocation process as it seeks long-term total return.

9

FUND BASICS

Strategic Factor Allocation Fund

as of August 31, 2023

HOLDINGS AS OF 8/31/23 +

Holding	% of Net Assets	Line of Business

Goldman Sachs Financial Square Government Fund — Institutional Shares	59.7%	Investment Companies

U.S. Treasury Bills 11/02/2023	8.3	U.S. Treasury Obligations

U.S. Treasury Bills 11/30/2023	8.2	U.S. Treasury Obligations

U.S. Treasury Bills 12/28/2023	8.2	U.S. Treasury Obligations

U.S. Treasury Bills 01/25/2024	8.2	U.S. Treasury Obligations

+

Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. The holdings may not be representative of the Fund’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities. The holdings may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedules of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on May 31, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Strategic Factor Allocation Composite Index, which is comprised of 50% of the S&P 500® Index and 50% of the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Factor Allocation Fund’s Lifetime Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from May 31, 2016 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception

Institutional (Commenced May 31, 2016)	6.88%	5.88%	6.20%

Class P (Commenced April 17, 2018)	6.97%	5.90%	6.24%

*

These returns assume reinvestment of all distributions at NAV. Because Institutional and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return. Class R6 liquidated on July 14, 2023.

11

PORTFOLIO RESULTS

Goldman Sachs Strategic Volatility Premium Fund

Investment Objective The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Volatility Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Institutional and Class P Shares generated average annual total returns of 1.38% and 1.39%, respectively. These returns compare to the -0.74% average annual total return of the Fund’s benchmark, the Bloomberg 1-5 Year U.S. Treasury Index, during the Reporting Period.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A

The Fund seeks to achieve its investment objective through the implementation of a volatility overlay strategy (“Strategic Volatility Premium”), which is a “factor” within the Strategic Factor Allocation process of the Goldman Sachs Investment Strategy Group (“ISG”). The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. Through the Strategic Volatility Premium, the QIS Team seeks to enhance the returns of a fixed income allocation to U.S. Treasury securities with the implementation of an options-based overlay strategy. The Fund may use futures contracts, primarily futures on indexes, options on indexes and options on futures to more effectively gain targeted exposure to the Strategic Volatility Premium, to equitize cash and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

During the Reporting Period, the Strategic Volatility Premium generated positive absolute returns and outperformed the Fund’s benchmark.
Q	How did the Fund’s options-based overlay strategy affect its performance?

A

Consistent with our investment approach, we construct the Fund’s options-based overlay by the Fund selling (i.e., writing) options on securities indices and/or various other reference securities, such as U.S. Treasury futures. To limit the downside risk of these written options, the Fund may utilize long options on instruments corresponding to the instruments underlying the written options as well as take positions in these instruments directly or by acquiring other closely related securities such as futures on these instruments. These positions are intended to reduce the impacts on the Fund if the underlying instrument approaches or falls past the strike price of a written put option or if it increases past the strike price of a written call option. (A put option is an option contract that gives the holder the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time. A call option is an option contract that gives the holder the right, but not the obligation, to buy a specified amount of an underlying asset at a specified price within a specified time.) The options-based overlay strategy is designed to provide the Fund with enhanced returns and additional income. The downside risk may be mitigated by long options positions to the extent of the difference between the strike prices of the purchased options and the strike prices of the written options, as well as hedging positions in the instruments underlying the written options or other closely related securities such as futures on these instruments.

As the seller of put options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the put option, the Fund pays the purchaser the difference between the strike price of the option and the price of the index at the time of exercise. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of put options. As the buyer of put options, the Fund will pay the “premium” to the

12

PORTFOLIO RESULTS

seller. If the Fund exercises the put option, the seller will pay the Fund the difference between the strike price of the option and the price of the index at the time of exercise. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the buyer of put options.

During periods in which the expected volatility of the markets for the instruments underlying the options exceeds subsequent realized volatility, a portfolio of U.S. Treasury securities with an options-based overlay strategy may outperform the same portfolio without such an options overlay strategy. However, a portfolio with an options-based overlay strategy may underperform the same portfolio without these options, for example, if realized volatility in the underlying markets exceeds expected volatility.

During the Reporting Period, expected volatility exceeded subsequent realized volatility, and thus the Fund’s options-based overlay strategy contributed positively to performance.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A

At the start of the Reporting Period, the Fund maintained a long position in bond futures, long and short positions in equity options, and a modest long position in equity index futures to hedge the Fund’s small net equity exposure.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Volatility Premium. During the Reporting Period, the Fund employed listed equity index futures and listed equity index options to implement views on the U.S. equity market. The use of listed equity futures had a negative impact on the Fund’s performance, while the use of listed equity index options had a positive impact on results. The Fund also utilized bond futures to express views on the U.S. fixed income market, which had a negative impact on returns during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective September 22, 2022, James Park no longer served as a portfolio manager for the Fund. As of the same date, Oliver Bunn began serving as a portfolio manager for the Fund, joining Patrick Harnett. Mr. Bunn is head of the Goldman Sachs Asset Management’s Quantitative Investment Strategies Alternatives team. Mr. Harnett has been a portfolio manager for the Fund since 2021. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund maintained a long position in bond futures, long and short positions in equity options, and a modest long position in equity index futures to hedge the Fund’s small net equity exposure.

Q	What was the Fund’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Strategic Volatility Premium as it seeks long-term total return.

13

FUND BASICS

Strategic Volatility Premium Fund

as of August 31, 2023

HOLDINGS AS OF 8/31/23 +

Holding	% of Net Assets	Line of Business

Goldman Sachs Financial Square Government Fund — Institutional Shares	53.3%	Investment Companies

U.S. Treasury Bills 11/02/2023	11.1	U.S. Treasury Obligations

U.S. Treasury Bills 11/30/2023	11.1	U.S. Treasury Obligations

U.S. Treasury Bills 12/28/2023	11.1	U.S. Treasury Obligations

U.S. Treasury Bills 01/25/2024	11.0	U.S. Treasury Obligations

+

Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. The holdings may not be representative of the Fund’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities. The holdings may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedules of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on March 29, 2021 (commencement of operations) in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg 1-5 Year U.S. Treasury Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Volatility Premium Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 29, 2021 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Since Inception

Institutional (Commenced March 29, 2021)	1.38%	-0.74%

Class P (Commenced March 29, 2021)	1.39%	-0.74%

*

These returns assume reinvestment of all distributions at NAV. Because Institutional and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

15

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Overlay Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the Goldman Sachs Tactical Tilt Overlay Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Institutional, Class R6 and Class P Shares generated average annual total returns of 3.82%, 3.74% and 3.75%, respectively. These returns compare to the 4.25% average annual total return of the Fund’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”), during the same time period.

References to the Fund’s benchmark and to other indices, if any, mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A

The Fund seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments.

During the Reporting Period, the Fund benefited most from its equity-related exposures, especially its effective use of S&P 500® Index put options. (A put option is an option contract that gives the holder the right, but not the obligation, to sell a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) Early in the Reporting Period, because we believed the S&P 500® Index would continue to appreciate, we sold S&P 500® Index put options. As U.S. equities advanced during the first and second quarters of 2023, these put options expired out of the money, and the Fund retained the full premium it had collected from their sale. (“Out of the money” means the put option’s strike price was lower than the market price of the underlying asset.) In addition, the Fund benefited from its long tactical positions in U.S. health care and Eurozone bank stocks. Other notable positive contributors were the Fund’s long tactical positions in energy master limited partnerships (“MLPs”) and U.S. energy stocks. Conversely, a relative value tilt, wherein the Fund held a long tactical position in the U.S. utilities sector versus a short tactical position in the U.S. consumer and professional (“C&P”) services industry, detracted from the Fund’s performance. The position had been initiated because we believed below-trend U.S. employment growth would disproportionately weigh on the earnings of C&P services companies. However, U.S. employment growth surprised to the upside, resulting in positive earnings revisions for C&P services companies relative to utilities companies. Meanwhile, utilities broadly underperformed C&P services companies due both to increased investor optimism around a potential soft economic landing scenario and to the market’s rotation into sectors that stood to benefit from artificial intelligence (“AI”). (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.) Other equity-related exposures that detracted from performance during the Reporting Period were the Fund’s long tactical exposures to Eurozone oil and gas stocks, Brazilian equities and Chinese Internet stocks.

The Fund’s commodity-related exposures added modestly to performance during the Reporting Period. The most successful was our natural gas view, which we implemented in two ways—first, through a March 2023 and April 2023 natural gas futures calendar spread, and second, by selling a put option on May 2023 natural gas futures. (A calendar spread is a derivatives strategy in which an investor takes a long and a short position on the same asset using derivatives contracts with different expiration dates. The goal is to profit from the difference in price on the underlying asset between the two expiration dates.) In addition, our long tactical exposure to uranium was advantageous, as uranium prices touched a 16-month high in August 2023, driven by higher demand and challenged supply-side dynamics.

16

PORTFOLIO RESULTS

The Fund’s fixed income exposures detracted from its returns during the Reporting Period. Most of the underperformance was due to the Fund’s large allocation to investment grade fixed income and its modest long position in two-year U.S. Treasury futures. Bonds sold off during the Reporting Period as the Federal Reserve (the “Fed”) continued to tighten monetary policy in an effort to stem inflation.

The impact of the Fund’s currency-related exposures was rather flat during the Reporting Period.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A

At the start of the Reporting Period, the Fund had approximately 17.49% of its total net assets invested in long equity-related investments and approximately 46.07% of its total net assets invested in long fixed income-related investments. In terms of currency-related investments, the Fund had a long position in the Brazilian real versus a short position in the U.S. dollar (representing 1.52% of the Fund’s total net assets) and a long position in the euro versus a short position in the Swiss franc (representing 0.46% of the Fund’s total net assets). In terms of commodity-related investments, the Fund had a long position in uranium (representing approximately 0.80% of the Fund’s total net assets), implemented via a closed-end trust. Additionally, the Fund had a short position in equity-related investments (representing approximately -3.15% of its total net assets) at the beginning of the Reporting Period. The Fund had a short position in fixed income-related investments (representing approximately -1.34% of its total net assets). Specifically, the Fund maintained a swaption tilt, implemented through 30-year payer and receiver swaptions, to express our views of U.S. interest rates. (In a payer swaption, the purchaser has the right but not the obligation to enter into a swap contract wherein they become the fixed-rate payer and the floating-rate receiver. In a receiver swaption, the purchaser has the option to enter into a swap contract wherein they will receive the fixed rate and pay the floating rate.) The Fund had no short positions in currency-related or commodity-related investments at the beginning of the Reporting Period.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the Reporting Period was high.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of tactical changes to the Fund’s exposures.

In terms of equity-related exposures, during October 2022, we eliminated the Fund’s S&P 500® Energy Index call option spread. (An option spread is an options strategy that involves buying and selling the same number of options on an underlying asset, but at different strike prices and maturities. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) The S&P 500® Energy Index had outperformed the broader S&P 500® Index by a significant margin during 2022 year to date. Although the sector remained attractive in our view, we thought prudent risk management favored closing the Fund’s position. Also in October, we removed the Fund’s systematic downside mitigation tilt, as it had served its intended purpose. (The systematic downside mitigation tactical tilt was designed to limit the Fund’s exposure to potential market declines through the shorting of U.S. large-cap stocks that we believed might underperform the broader U.S. stock market, while at the same time taking a long position in the broader U.S. stock market.) During November, we exited the Fund’s tactical long position in S&P 500® Health Care Index put options. In our view, the position had realized most of its profit potential, and we decided to close it at a gain. Additionally, in November, amid a rally in risk assets, we removed the Fund’s S&P 500® Index calendar put spread (implemented through a long position in December 2022 call options and a short position in March 2023 put options) by eliminating the Fund’s position in long call options but maintaining its position in short put options. In December 2022, we removed the Fund’s tactical long position in U.S. health care equities as valuations rose. We also removed all of the Fund’s remaining short S&P 500® Index put positions. At the end of December, we allowed the Fund’s tactical long position in Chinese Internet equity options to expire. During January 2023, we reestablished an S&P 500® Index options tilt, implemented through a short position in put options and a long position in call options, to give the Fund potential upside participation in potential S&P 500® Index gains while hedging its exposure in case the S&P 500® Index declined. Additionally, we added a tactical long position in STOXX® Europe 600 Energy options, as we believed the European energy sector’s relative underperformance and low valuations were at odds with what we considered solid fundamentals. We also expected the position to benefit from

17

PORTFOLIO RESULTS

rising European energy prices. In February, we eliminated the Fund’s tactical long position in Eurozone banks. In early March, we removed the Fund’s tactical short position in S&P 500® Index put options, which had been part of the S&P 500® Index options tilt. In April, we implemented a tactical long position in S&P 500® Utilities Index options versus a tactical short position in S&P 500® Commercial and Professional Services Industry Group Index options. In June, we initiated a S&P 500® Index put option spread. Although we maintained a constructive view on equities, we thought there were several potential downside event risks, including upcoming U.S. inflation and employment reports and several developed markets’ central bank policy meetings. In July, we eliminated the Fund’s tactical long position in S&P 500® Utilities Index options versus its tactical short position in S&P 500® Commercial and Professional Services Industry Group Index options. Also in July, we added an out-of-the-money call option on Brazil’s Bovespa Index and an at-the-money call option on Chinese internet stocks. (In this context, “out of the money” describes a call option with a strike price that is higher than the market price of the underlying asset. “At-the-money” is a term used to describe a call option with a strike price that is at or near the market price of the underlying asset.)

Regarding fixed income-related exposures, during September 2022, we exited the Fund’s tactical long position in U.S. bank loans, as we thought interest rates were near their cycle highs and bank loans had outperformed longer duration fixed income investments. (Duration is price sensitivity to changes in interest rates.) In December, we eliminated the Fund’s 30-year U.S. interest rate options tilt because we believed it no longer offered an attractive risk and reward balance. In August 2023, we removed the Fund’s tactical long position in two-year U.S. Treasury securities and reinvested the proceeds in investment grade corporate bonds. We also added tactical long positions in 10-year European interest rate swaps and 10-year U.K. interest rates swaps, as we believed they could add value if interest rates fell.

As for currency-related exposures, we allowed the Fund’s tactical long position in the U.S. dollar versus its tactical short position in the Brazilian real to expire during September 2022. In December, we allowed the Fund’s tactical long position in the euro versus its tactical short position in the Swiss franc to expire.

In terms of commodity-related exposures, the options within the Fund’s West Texas Intermediate (“WTI”) crude oil options spread expired in mid-November 2022. Near the end of that month, we added a natural gas futures calendar spread, seeking to benefit from a narrowing in the difference between the price of natural gas in the winter versus its price in the spring. In February 2023, we eliminated the natural gas futures calendar spread amid the disappearance of the winter premium as well as relatively mild weather conditions during January. In March, we initiated a tactical short position in a U.S. natural gas put option given that U.S. natural gas prices had fallen significantly and stood near 20-year lows. In April, we added a tactical long position in crude oil, implemented through an investment in S&P GSCI Index commodity swaps, because we expected oil prices to move higher. Finally, toward the end of April, we allowed the Fund’s tactical short position in a U.S. natural gas put option to expire, as natural gas prices were relatively flat.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used derivatives and similar instruments as part of its investment strategy to express views implemented in the Fund. Positions were supported predominantly by cash held in the Fund specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced.

During the Reporting Period, the Fund employed equity futures, equity options and equity index options, bond futures, interest rate swaps, total return swaps, swaptions, options on commodity futures and forward contracts to express active investment views with greater versatility across regional equity markets, global market sectors, commodities markets and currency markets. The Fund’s use of equity futures within the trend-based rotation tilt, through which the Fund gained exposure to momentum-based trends among multiple asset classes/markets, had a neutral impact on performance. To afford greater risk management precision, equity options and options on equity indices were employed to tactically adjust the amount of equity risk and downside risk in the Fund. The use of equity options had a negative impact on the Fund’s performance, while the use of equity index options had a positive impact on returns during the Reporting Period. Bond futures, which the Fund employed to gain exposure to U.S. Treasury securities, detracted from results. Interest rate swaps, used to gain exposure to U.K. and European interest rates, had a neutral impact on performance.

In addition, the Fund used total return swaps within the systematic downside mitigation tactical tilt as well as to take both long and short positions on a basket of large-cap stocks and to gain exposure to European bank stocks, crude oil and C&P services stocks. Overall, the use of total return swaps for these purposes had a positive impact on performance. (As

18

PORTFOLIO RESULTS

a reminder, the systematic downside mitigation tactical tilt seeks to limit the Fund’s exposure to potential market declines through the shorting of U.S. large-cap stocks we believed might underperform the broader U.S. stock market, while at the same time taking a long position in the broader U.S. stock market.) Swaptions, which were used to express our views on U.S. interest rates, detracted from performance.

The Fund employed options on commodity futures to express our views on natural gas prices, which had a positive impact on results. Forward contracts were used to gain exposure to natural gas, which added to the Fund’s performance. Finally, the use of commodity index swaps to express our views on crude oil prices had a positive impact on the Fund’s returns during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had approximately 2.56% of its total net assets invested in long equity-related investments and approximately 63.34% of its total net assets invested in long fixed income-related investments. The Fund also had long positions in commodity-related investments (representing approximately 3.06% of the Fund’s total net assets). The Fund had no long positions in currency-related investments at the end of the Reporting Period. In addition, the Fund had a position in a trend-based rotation tilt (representing approximately 1.96% of its total net assets). The Fund had no short positions in equity-related, fixed income-related, currency-related or commodity-related investments at the end of the Reporting Period.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the Reporting Period was high.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a positive view on U.S. equities but were mindful of risks—particularly the potential of a U.S. recession, rising geopolitical tensions, inflationary pressures and hawkish central banks. (Hawkish tends to suggest higher interest rates; opposite of dovish.) At the sector level, we favored energy MLPs, given their ongoing capital discipline and significant cash flow generation at cheap valuations. As for Europe, we expected flat total returns until the end of the 2023 calendar year, as European equities were slightly elevated relative to history at the end of the Reporting Period. Overall, we expected range-bound corporate earnings growth in 2023, below consensus estimates.

Within fixed income, the U.S. bond market seemed to be pricing in a steep Fed interest rate hiking cycle at the end of the Reporting Period, but we thought the hurdle was high for significant further increases in yields. Meanwhile, we had a neutral view on interest rates in other developed economies. Regarding the emerging markets, we believed ongoing disinflation had opened the door for central bank interest rate cuts. Overall, at the end of the Reporting Period, we broadly favored high quality fixed income. We had a marginal preference for investment grade corporate bonds over high yield corporate bonds and bank loans. Between high yield corporate bonds and bank loans, we favored high yield corporate bonds over bank loans. In our view, investment grade corporate bonds were likely to benefit from a moderate decline in U.S. Treasury yields in the near term, offset by a slight increase in credit spreads (or yield differentials versus duration equivalent U.S. Treasury securities). At the same time, in historical terms, high yield spreads and bank loan discount margins were tight at the end of the Reporting Period. (A discount margin is the average expected return of a floating rate security above a reference rate, such as an index.) Within emerging markets debt, we expected near-term gains to be more limited given that the market appeared to already be pricing in central bank interest rate cuts at the end of the Reporting Period.

With regards to commodities, supply, demand and inventory levels suggested to us that the crude oil market had shifted back into a supply deficit overall. While these stronger fundamentals had been overshadowed by investors’ fears of recession, Saudi Arabia’s decision to reduce monthly production—by one million barrels per day in July and August, which then was extended through the end of 2023—should allow inventories to fall and put upward pressure on prices. As a result, we expect crude oil prices to

19

PORTFOLIO RESULTS

trade between $70 and $100 a barrel by calendar year end. As for other commodities, we believed at the end of the Reporting Period that prices of base metals would likely require stronger Chinese manufacturing data to find upward momentum, in spite of growing demand from the green energy infrastructure sector. We expected gold to remain mostly driven by the U.S. dollar, real interest rates and emerging markets’ central bank purchases.

20

FUND BASICS

Tactical Tilt Overlay Fund

as of August 31, 2023

FUND COMPOSITION *

Percentage of Net Assets

*

Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets (excluding investments in the securities lending reinvestment vehicle, if any). The investment in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets as of August 31, 2023 and 1.1% of the Fund’s net assets as of August 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

~

“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Performance Summary

August 31, 2023

The following graph shows the value, as of August 31, 2023, of a $1,000,000 investment made on July 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE® BofAML® Three-Month U.S. Treasury Bill Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Tactical Tilt Overlay Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from July 31, 2014 through August 31, 2023.

Average Annual Total Return through August 31, 2023*	One Year	Five Years	Since Inception

Institutional (Commenced July 31, 2014)	3.82%	3.58%	2.77%

Class R6 (Commenced December 29, 2017)	3.74%	3.57%	3.25%

Class P (Commenced April 17, 2018)	3.75%	3.57%	3.53%

*

These returns assume reinvestment of all distributions at NAV. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

22

FUND BASICS

Index Definitions

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. The index covers approximately 85% of the free float-adjusted market capitalization in each market.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Nikkei 225 is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

S&P 500® Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value and covers approximately 80% of available market capitalization. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P GSCI Index is a composite index of commodities that measures the performance of the commodity market. It is composed of up of 24 exchange-traded futures contracts that cover physical commodities spanning five sectors.

S&P 500® Health Care Index comprises those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard, or GICS®, health care sector.

S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard, or GICS®, energy sector.

Strategic Factor Allocation Composite Index is a blend of 50% the S&P 500® Index and 50% the Bloomberg Barclays U.S. Aggregate Bond Index. It is not possible to invest in an unmanaged index.

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Bloomberg 1-5 Year U.S. Treasury Index Bloomberg 1-5 Year Corporate Index: Measures the investment grade, fixed-rate, taxable corporate bond market with 1-5 year maturities. Bloomberg 1-5 Year Government/Credit Index: Is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index.

ICE BofA 3-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and Interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

It is not possible to invest directly in an unmanaged index.

23

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments August 31, 2023

Shares	Description	Value

Common Stocks – 10.0%

Aerospace & Defense – 0.1%
995	Airbus SE	$145,575
551	Axon Enterprise, Inc.*	117,313
16,495	BAE Systems PLC	209,944
1,466	Boeing Co.*	328,428
482	Dassault Aviation SA	94,646
1,168	General Dynamics Corp.	264,716
411	HEICO Corp.	69,340
413	HEICO Corp. Class A	55,933
3,066	Howmet Aerospace, Inc.	151,675
822	Huntington Ingalls Industries, Inc.	181,103
1,317	Kongsberg Gruppen ASA	54,630
1,031	L3Harris Technologies, Inc.	183,611
621	Lockheed Martin Corp.	278,425
9,088	Melrose Industries PLC	58,777
205	MTU Aero Engines AG	47,851
290	Northrop Grumman Corp.	125,596
212	Rheinmetall AG	57,585
29,087	Rolls-Royce Holdings PLC*	81,598
2,462	RTX Corp.	211,831
993	Saab AB Class B	52,345
901	Safran SA	144,399
7,753	Singapore Technologies Engineering Ltd.	21,844
4,106	Textron, Inc.	319,077
732	Thales SA	106,747
221	TransDigm Group, Inc.*	199,751

		3,562,740

Air Freight & Logistics – 0.1%
2,123	C.H. Robinson Worldwide, Inc.	191,983
10,499	DHL Group	489,600
573	DSV AS	108,813
1,139	Expeditors International of Washington, Inc.	132,933
1,160	FedEx Corp.	302,783
1,516	NIPPON EXPRESS HOLDINGS, Inc.	78,725
716	United Parcel Service, Inc. Class B	121,290
1,555	Yamato Holdings Co. Ltd.	29,209

		1,455,336

Automobile Components – 0.0%
3,339	Aisin Corp.	111,432
255	Aptiv PLC*	25,870
6,528	BorgWarner, Inc.	266,016
2,023	Bridgestone Corp.	78,545
3,120	Cie Generale des Etablissements Michelin SCA	97,612
534	Denso Corp.	36,447
697	Lear Corp.	100,431
7,222	Sumitomo Electric Industries Ltd.	88,414

Shares	Description	Value

Common Stocks – (continued)

Automobile Components – (continued)
5,972	Valeo SE	$116,085

		920,852

Automobiles – 0.2%
2,435	Bayerische Motoren Werke AG	256,111
498	Ferrari NV	157,897
7,160	Ford Motor Co.	86,851
1,142	General Motors Co.	38,268
9,879	Honda Motor Co. Ltd.	319,253
7,352	Isuzu Motors Ltd.	94,117
15,452	Mazda Motor Corp.	160,993
3,800	Mercedes-Benz Group AG	278,064
11,177	Nissan Motor Co. Ltd.	47,527
1,983	Renault SA	80,013
16,602	Stellantis NV	308,187
8,877	Subaru Corp.	170,646
6,008	Tesla, Inc.*	1,550,545
13,705	Toyota Motor Corp.	236,125
39,873	Volvo Car AB Class B*	151,383
1,521	Yamaha Motor Co. Ltd.	39,358

		3,975,338

Banks – 0.4%
7,686	ABN AMRO Bank NV(a)	113,060
13,897	AIB Group PLC	63,253
12,034	ANZ Group Holdings Ltd.	196,480
24,111	Banco Bilbao Vizcaya Argentaria SA	190,233
60,858	Banco Santander SA	237,566
5,538	Bank Hapoalim BM	45,850
14,802	Bank Leumi Le-Israel BM	114,901
18,726	Bank of America Corp.	536,874
5,985	Bank of Ireland Group PLC	59,597
1,831	Bank Of Montreal	157,692
4,114	Bank of Nova Scotia	195,226
355	Banque Cantonale Vaudoise	38,462
44,042	Barclays PLC	82,035
3,274	BNP Paribas SA	211,722
55,971	BOC Hong Kong Holdings Ltd.	155,504
15,305	CaixaBank SA	61,989
3,758	Canadian Imperial Bank of Commerce	148,907
5,690	Chiba Bank Ltd.	40,629
7,044	Citigroup, Inc.	290,847
4,253	Citizens Financial Group, Inc.	119,637
4,901	Commerzbank AG	53,850
3,112	Commonwealth Bank of Australia	205,009
9,101	Credit Agricole SA	114,721
3,416	Danske Bank AS	76,677
7,299	DBS Group Holdings Ltd.	179,655
2,734	DNB Bank ASA	54,042
3,173	Erste Group Bank AG	113,193

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)

Banks – (continued)
2,692	Fifth Third Bancorp	$71,473
1,688	FinecoBank Banca Fineco SpA	23,071
182	First Citizens BancShares, Inc. Class A	247,593
6,241	First Horizon Corp.	78,324
1,949	Hang Seng Bank Ltd.	24,838
41,427	HSBC Holdings PLC	305,616
7,599	Huntington Bancshares, Inc.	84,273
11,228	ING Groep NV	159,090
48,087	Intesa Sanpaolo SpA	128,412
10,673	Israel Discount Bank Ltd. Class A	53,380
8,792	Japan Post Bank Co. Ltd.	70,548
10,259	JPMorgan Chase & Co.	1,501,199
1,086	KBC Group NV	71,252
8,952	KeyCorp	101,426
188,358	Lloyds Banking Group PLC	100,633
693	M&T Bank Corp.	86,660
7,853	Mediobanca Banca di Credito Finanziario SpA	102,517
31,199	Mitsubishi UFJ Financial Group, Inc.	248,896
2,319	Mizrahi Tefahot Bank Ltd.	76,250
10,582	Mizuho Financial Group, Inc.	174,381
6,802	National Australia Bank Ltd.	126,765
2,335	National Bank of Canada	162,735
12,835	NatWest Group PLC	37,325
11,564	Nordea Bank Abp	126,686
26,306	Oversea-Chinese Banking Corp. Ltd.	244,075
1,061	PNC Financial Services Group, Inc.	128,094
3,854	Regions Financial Corp.	70,682
13,591	Resona Holdings, Inc.	71,999
4,048	Royal Bank of Canada	364,715
5,373	Shizuoka Financial Group, Inc.	43,662
6,726	Skandinaviska Enskilda Banken AB Class A	77,978
3,420	Societe Generale SA	96,893
8,661	Standard Chartered PLC	77,929
6,587	Sumitomo Mitsui Financial Group, Inc.	301,134
1,849	Sumitomo Mitsui Trust Holdings, Inc.	69,261
7,513	Svenska Handelsbanken AB Class A	62,689
5,691	Swedbank AB Class A	100,718
5,114	Toronto-Dominion Bank	311,942
4,887	Truist Financial Corp.	149,298
3,100	U.S. Bancorp	113,243
4,970	UniCredit SpA	121,085
8,335	United Overseas Bank Ltd.	175,096
735	Webster Financial Corp.	31,171

Shares	Description	Value

Common Stocks – (continued)

Banks – (continued)
9,383	Wells Fargo & Co.	$387,424
11,499	Westpac Banking Corp.	162,681

		11,182,723

Beverages – 0.1%
2,009	Anheuser-Busch InBev SA	114,035
3,518	Asahi Group Holdings Ltd.	136,869
1,373	Brown-Forman Corp. Class B	90,797
433	Carlsberg AS Class B	62,611
6,581	Coca-Cola Co.	393,741
2,126	Coca-Cola Europacific Partners PLC	136,298
2,477	Coca-Cola HBC AG	71,355
646	Constellation Brands, Inc. Class A	168,322
5,548	Davide Campari-Milano NV	72,485
3,463	Diageo PLC	141,820
1,572	Heineken Holding NV	125,796
639	Heineken NV	62,117
3,319	Keurig Dr Pepper, Inc.	111,684
4,412	Kirin Holdings Co. Ltd.	61,941
6,953	Molson Coors Beverage Co. Class B	441,446
4,774	Monster Beverage Corp.*	274,075
5,154	PepsiCo, Inc.	917,000
446	Pernod Ricard SA	87,529
186	Remy Cointreau SA*	28,773
2,191	Suntory Beverage & Food Ltd.	70,494
5,431	Treasury Wine Estates Ltd.	40,900

		3,610,088

Biotechnology – 0.2%
6,627	AbbVie, Inc.	973,904
125	Alnylam Pharmaceuticals, Inc.*	24,728
956	Amgen, Inc.	245,061
1,261	Biogen, Inc.*	337,141
670	BioMarin Pharmaceutical, Inc.*	61,225
499	CSL Ltd.	88,123
1,435	Exact Sciences Corp.*	120,066
307	Genmab AS*	117,622
6,875	Gilead Sciences, Inc.	525,800
693	Horizon Therapeutics PLC*	78,129
6,558	Incyte Corp.*	423,188
234	Moderna, Inc.*	26,458
536	Neurocrine Biosciences, Inc.*	58,365
471	Regeneron Pharmaceuticals, Inc.*	389,277
952	Seagen, Inc.*	196,179
5,975	Swedish Orphan Biovitrum AB*	115,248
578	United Therapeutics Corp.*	129,680

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
1,224	Vertex Pharmaceuticals, Inc.*	$426,368

		4,336,562

Broadline Retail – 0.2%
28,449	Amazon.com, Inc.*	3,926,246
550	Canadian Tire Corp. Ltd. Class A	65,249
3,134	Dollarama, Inc.	203,204
4,836	eBay, Inc.	216,556
4,207	Etsy, Inc.*	309,509
135	MercadoLibre, Inc.*	185,269
3,114	Next PLC	275,211
1,048	Pan Pacific International Holdings Corp.	20,882
545	Prosus NV*	37,591
7,446	Wesfarmers Ltd.	259,154

		5,498,871

Building Products – 0.1%
1,515	A.O. Smith Corp.	109,837
1,485	AGC, Inc.	52,099
357	Allegion PLC	40,630
1,075	Assa Abloy AB Class B	24,194
3,816	Builders FirstSource, Inc.*	553,473
543	Carlisle Cos., Inc.	142,820
2,904	Carrier Global Corp.	166,835
4,161	Cie de Saint-Gobain SA	270,682
191	Daikin Industries Ltd.	33,016
2,488	Fortune Brands Innovations, Inc.	171,722
212	Geberit AG	109,719
2,193	Johnson Controls International PLC	129,518
365	Kingspan Group PLC	30,840
709	Lennox International, Inc.	267,158
5,174	Masco Corp.	305,318
2,939	Owens Corning	422,951
676	ROCKWOOL AS Class B	172,529
776	Trane Technologies PLC	159,282

		3,162,623

Capital Markets – 0.3%
8,222	3i Group PLC	207,042
18,543	Abrdn PLC	38,682
1,232	Ameriprise Financial, Inc.	415,899
518	Amundi SA(a)	30,834
974	Ares Management Corp. Class A	100,751
700	ASX Ltd.	26,051
5,619	Bank of New York Mellon Corp.	252,124
128	BlackRock, Inc.	89,669
351	Blackstone, Inc.	37,336
813	Brookfield Asset Management Ltd. Class A	28,093

Shares	Description	Value

Common Stocks – (continued)

Capital Markets – (continued)
494	Brookfield Corp.	$16,861
376	Carlyle Group, Inc.	12,164
1,090	Cboe Global Markets, Inc.	163,184
2,522	Charles Schwab Corp.	149,176
601	CME Group, Inc.	121,811
477	Coinbase Global, Inc. Class A*	37,969
10,185	Daiwa Securities Group, Inc.	57,919
18,324	Deutsche Bank AG	199,343
505	Deutsche Boerse AG	89,650
320	Euronext NV(a)	23,101
638	FactSet Research Systems, Inc.	278,430
4,434	Franklin Resources, Inc.	118,565
18,762	Hargreaves Lansdown PLC	180,550
2,318	Hong Kong Exchanges & Clearing Ltd.	89,841
1,077	IGM Financial, Inc.	30,703
1,096	Intercontinental Exchange, Inc.	129,317
14,661	Invesco Ltd.	233,403
1,496	Japan Exchange Group, Inc.	26,102
372	KKR & Co., Inc.	23,365
788	London Stock Exchange Group PLC	81,522
1,205	LPL Financial Holdings, Inc.	277,861
888	Macquarie Group Ltd.	101,525
90	MarketAxess Holdings, Inc.	21,684
1,373	Moody’s Corp.	462,426
4,469	Morgan Stanley	380,535
75	MSCI, Inc.	40,771
1,831	Nasdaq, Inc.	96,091
10,136	Nomura Holdings, Inc.	39,243
1,353	Northern Trust Corp.	102,923
148	Partners Group Holding AG	159,530
1,351	Raymond James Financial, Inc.	141,301
4,587	Robinhood Markets, Inc. Class A*	49,952
322	S&P Global, Inc.	125,857
1,726	SBI Holdings, Inc.	35,229
3,794	Schroders PLC	19,737
1,766	SEI Investments Co.	109,598
27,688	Singapore Exchange Ltd.	197,108
4,336	St. James’s Place PLC	48,484
3,378	State Street Corp.	232,204
917	T Rowe Price Group, Inc.	102,915
1,975	TMX Group Ltd.	43,704
668	Tradeweb Markets, Inc. Class A	57,735
9,955	UBS Group AG	263,675

		6,399,545

Chemicals – 0.2%
1,175	Air Liquide SA	212,295

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)

Chemicals – (continued)
604	Air Products & Chemicals, Inc.	$178,476
628	Akzo Nobel NV	50,983
185	Albemarle Corp.	36,761
922	Arkema SA	96,348
1,349	BASF SE	68,283
750	Celanese Corp.	94,770
1,502	CF Industries Holdings, Inc.	115,759
2,453	Clariant AG	40,808
1,226	Corteva, Inc.	61,925
754	Covestro AG*(a)	40,041
218	Croda International PLC	15,225
3,324	Dow, Inc.	181,357
395	DSM-Firmenich AG	36,538
1,838	DuPont de Nemours, Inc.	141,324
229	Eastman Chemical Co.	19,467
307	Ecolab, Inc.	56,430
52	EMS-Chemie Holding AG	39,024
4,347	Evonik Industries AG	83,289
410	FMC Corp.	35,354
11	Givaudan SA	36,641
8,551	ICL Group Ltd. Class G	51,099
1,156	Linde PLC	447,418
1,306	LyondellBasell Industries NV Class A	128,994
30,341	Mitsubishi Chemical Group Corp.	181,127
5,705	Mosaic Co.	221,639
2,221	Nippon Sanso Holdings Corp.	53,553
264	Nitto Denko Corp.	18,011
898	Novozymes AS Class B	38,871
2,525	Nutrien Ltd.	159,943
309	PPG Industries, Inc.	43,804
831	RPM International, Inc.	82,884
870	Sherwin-Williams Co.	236,396
2,686	Shin-Etsu Chemical Co. Ltd.	85,613
82	Sika AG	23,172
1,356	Solvay SA	157,021
8,369	Sumitomo Chemical Co. Ltd.	23,168
309	Symrise AG	32,212
6,885	Toray Industries, Inc.	37,122
1,830	Tosoh Corp.	23,680
1,490	Westlake Corp.	195,160
1,133	Yara International ASA	41,297

		3,923,282

Commerical Services & Supplies – 0.1%
8,800	Brambles Ltd.	85,219
740	Cintas Corp.	373,086
4,303	Copart, Inc.*	192,904
7,952	Rentokil Initial PLC	60,542
1,120	Republic Services, Inc.	161,426
8,494	Rollins, Inc.	336,108
820	Secom Co. Ltd.	57,390
9,268	Securitas AB Class B	75,406

Shares	Description	Value

Common Stocks – (continued)

Commerical Services & Supplies – (continued)
2,998	Toppan, Inc.	$72,419
659	Waste Connections, Inc.	90,276
807	Waste Management, Inc.	126,521

		1,631,297

Communications Equipment – 0.1%
1,021	Arista Networks, Inc.*	199,330
14,405	Cisco Systems, Inc.	826,127
1,010	F5, Inc.*	165,296
4,405	Juniper Networks, Inc.	128,274
772	Motorola Solutions, Inc.	218,916
6,152	Nokia Oyj	24,602
6,541	Telefonaktiebolaget LM Ericsson Class B	33,568

		1,596,113

Construction & Engineering – 0.1%
6,479	ACS Actividades de Construccion y Servicios SA	227,449
2,448	AECOM	214,812
2,026	Bouygues SA	69,958
2,251	Eiffage SA	222,473
2,377	Ferrovial SE	75,392
3,803	Kajima Corp.	63,521
10,627	Obayashi Corp.	96,246
750	Quanta Services, Inc.	157,402
7,787	Shimizu Corp.	52,390
2,676	Taisei Corp.	90,063
2,520	Vinci SA	280,698
3,004	WSP Global, Inc.	420,765

		1,971,169

Construction Materials – 0.0%
2,113	CRH PLC	121,568
1,685	Heidelberg Materials AG	135,485
3,249	Holcim AG	214,857
2,914	James Hardie Industries PLC*	87,587
220	Martin Marietta Materials, Inc.	98,210
643	Vulcan Materials Co.	140,335

		798,042

Consumer Finance – 0.1%
10,242	Ally Financial, Inc.	283,601
1,675	American Express Co.	264,633
2,876	Capital One Financial Corp.	294,474
3,741	Discover Financial Services	336,952
1	Isracard Ltd.	3
8,032	Synchrony Financial	259,273

		1,438,936

Consumer Staples Distribution & Retail – 0.3%
3,129	Aeon Co. Ltd.	64,846
18,207	Albertsons Cos., Inc. Class A	407,837

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples Distribution & Retail – (continued)
3,664	Alimentation Couche-Tard, Inc.	$191,606
12,508	Carrefour SA	239,074
23,655	Coles Group Ltd.	248,887
1,413	Costco Wholesale Corp.	776,133
1,125	Dollar General Corp.	155,812
1,919	Dollar Tree, Inc.*	234,809
11,664	Empire Co. Ltd. Class A	303,858
9,350	Endeavour Group Ltd.	33,254
1,837	George Weston Ltd.	203,726
10,177	HelloFresh SE*	327,985
84,887	J Sainsbury PLC	290,293
12,449	Jeronimo Martins SGPS SA	317,350
925	Kesko Oyj Class B	18,056
16,534	Koninklijke Ahold Delhaize NV	540,827
14,129	Kroger Co.	655,444
3,797	Loblaw Cos. Ltd.	329,708
2,220	MatsukiyoCocokara & Co.	130,715
1,273	Metro, Inc.	65,610
4,224	Seven & i Holdings Co. Ltd.	173,316
5,668	Sysco Corp.	394,776
2,489	Target Corp.	314,983
77,138	Tesco PLC	259,514
4,090	Walgreens Boots Alliance, Inc.	103,518
7,667	Walmart, Inc.	1,246,731
11,432	Welcia Holdings Co. Ltd.	210,317
12,152	Woolworths Group Ltd.	299,460

		8,538,445

Containers & Packaging – 0.0%
6,148	Amcor PLC	59,881
290	Avery Dennison Corp.	54,630
268	Ball Corp.	14,593
591	CCL Industries, Inc. Class B	26,414
3,364	International Paper Co.	117,471
296	Packaging Corp. of America	44,134
672	Sealed Air Corp.	24,904
923	Smurfit Kappa Group PLC	38,720
5,822	Westrock Co.	190,438

		571,185

Distributors – 0.0%
93	D’ieteren Group	15,189
2,228	Genuine Parts Co.	342,511
6,659	LKQ Corp.	349,797
644	Pool Corp.	235,446

		942,943

Diversified Consumer Services – 0.0%
9,114	IDP Education Ltd.	144,948
2,938	Pearson PLC	31,139

		176,087

Shares	Description	Value

Common Stocks – (continued)

Diversified REITs – 0.0%
15	Daiwa House REIT Investment Corp.	$28,465
9,861	GPT Group	26,700
26	Nomura Real Estate Master Fund, Inc.	30,566
10,336	Stockland	28,229
966	WP Carey, Inc.	62,838

		176,798

Diversified Telecommunication Services – 0.1%
23,114	AT&T, Inc.	341,856
646	BCE, Inc.	27,366
7,991	BT Group PLC	11,690
427	Cellnex Telecom SA*(a)	16,331
15,925	Deutsche Telekom AG	340,851
1,015	Elisa Oyj	49,827
37,703	HKT Trust & HKT Ltd.	40,179
4,199	Infrastrutture Wireless Italiane SpA(a)	51,951
24,369	Koninklijke KPN NV	85,277
11,999	Liberty Global PLC Class C*	238,060
262,250	Nippon Telegraph & Telephone Corp.	302,803
7,333	Orange SA	82,325
1,596	Quebecor, Inc. Class B	36,486
20,647	Singapore Telecommunications Ltd.	36,212
25,800	Spark New Zealand Ltd.	78,053
134	Swisscom AG	81,591
64,042	Telefonica Deutschland Holding AG	121,754
59,624	Telefonica SA	247,062
3,393	Telenor ASA	36,327
32,052	Telia Co. AB	64,707
25,333	Telstra Group Ltd.	65,717
1,933	TELUS Corp.	33,948
9,751	Verizon Communications, Inc.	341,090

		2,731,463

Electric Utilities – 0.1%
174	Acciona SA	24,868
1,235	Alliant Energy Corp.	61,960
982	American Electric Power Co., Inc.	76,989
264	BKW AG	45,361
4,683	Chubu Electric Power Co., Inc.	62,418
3,877	CK Infrastructure Holdings Ltd.	19,597
8,127	CLP Holdings Ltd.	63,728
966	Constellation Energy Corp.	100,619
1,110	Duke Energy Corp.	98,568
1,262	Edison International	86,889
4,466	EDP - Energias de Portugal SA	20,348

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)

Electric Utilities – (continued)
216	Elia Group SA	$24,904
688	Emera, Inc.	25,790
2,462	Endesa SA	51,131
23,872	Enel SpA	160,296
689	Entergy Corp.	65,627
1,289	Evergy, Inc.	70,856
943	Eversource Energy	60,182
1,954	Exelon Corp.	78,395
1,919	FirstEnergy Corp.	69,218
859	Fortis, Inc.	33,687
2,391	Hydro One Ltd.(a)	62,146
14,379	Iberdrola SA	170,574
5,127	Kansai Electric Power Co., Inc.	72,741
1,713	NextEra Energy, Inc.	114,428
363	NRG Energy, Inc.	13,631
5,232	Origin Energy Ltd.	29,422
10,321	PG&E Corp.*	168,232
7,944	Power Assets Holdings Ltd.	39,105
2,923	PPL Corp.	72,841
3,207	Redeia Corp. SA	52,079
1,497	Southern Co.	101,392
3,352	SSE PLC	68,881
5,040	Terna - Rete Elettrica Nazionale	41,563
1,217	Xcel Energy, Inc.	69,527

		2,377,993

Electrical Equipment – 0.1%
2,605	ABB Ltd.	99,064
1,190	AMETEK, Inc.	189,817
1,239	Eaton Corp. PLC	285,428
1,065	Emerson Electric Co.	104,636
381	Hubbell, Inc.	124,225
852	Legrand SA	83,939
5,742	Mitsubishi Electric Corp.	74,807
2,300	Prysmian SpA	93,970
494	Rockwell Automation, Inc.	154,167
1,034	Schneider Electric SE	177,236
6,122	Sensata Technologies Holding PLC	230,310
12,368	Siemens Energy AG*	176,020

		1,793,619

Electronic Equipment, Instruments & Components – 0.1%
1,711	Amphenol Corp. Class A	151,218
2,295	Arrow Electronics, Inc.*	306,222
496	Azbil Corp.	16,523
537	CDW Corp.	113,388
1,727	Cognex Corp.	81,307
2,961	Corning, Inc.	97,180
832	Halma PLC	22,554
640	Hamamatsu Photonics KK	29,612
1,560	Hexagon AB Class B	13,928
200	Hirose Electric Co. Ltd.	24,215

Shares	Description	Value

Common Stocks – (continued)

Electronic Equipment, Instruments & Components – (continued)
2,147	Jabil, Inc.	$245,660
233	Keyence Corp.	96,735
1,440	Keysight Technologies, Inc.*	191,952
801	Kyocera Corp.	41,083
526	Murata Manufacturing Co. Ltd.	29,426
626	Omron Corp.	30,206
780	TE Connectivity Ltd.	103,264
248	Teledyne Technologies, Inc.*	103,738
899	Trimble, Inc.*	49,256
1,037	Yokogawa Electric Corp.	20,534
391	Zebra Technologies Corp. Class A*	107,529

		1,875,530

Energy Equipment & Services – 0.0%
3,554	Baker Hughes Co.	128,619
2,273	Halliburton Co.	87,783
3,579	Schlumberger NV	211,018
4,196	Tenaris SA	67,010

		494,430

Entertainment – 0.1%
1,144	Activision Blizzard, Inc.	105,237
27,581	Bollore SE	163,151
4,581	Capcom Co. Ltd.	193,241
1,888	Electronic Arts, Inc.	226,522
1,313	Liberty Media Corp.-Liberty Formula One Class C*	90,321
1,028	Live Nation Entertainment, Inc.*	86,897
971	Netflix, Inc.*	421,103
2,411	Nintendo Co. Ltd.	103,376
745	ROBLOX Corp. Class A*	21,076
277	Roku, Inc.*	22,492
1,496	Square Enix Holdings Co. Ltd.	56,786
719	Take-Two Interactive Software, Inc.*	102,242
815	Toho Co. Ltd.	31,064
1,222	Universal Music Group NV	30,297
2,597	Walt Disney Co.*	217,317
24,600	Warner Bros Discovery, Inc.*	323,244

		2,194,366

Financial Services – 0.3%
1,894	Apollo Global Management, Inc.	165,422
4,103	Berkshire Hathaway, Inc. Class B*	1,477,901
222	Block, Inc.*	12,798
1,670	Edenred	106,418
1,352	Element Fleet Management Corp.	20,782
15,744	Equitable Holdings, Inc.	453,427
2,828	Eurazeo SE	166,632

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
2,823	EXOR NV	$249,827
318	Fidelity National Information Services, Inc.	17,763
1,922	Fiserv, Inc.*	233,312
663	FleetCor Technologies, Inc.*	180,157
270	Global Payments, Inc.	34,206
342	Groupe Bruxelles Lambert NV	27,539
3,004	Industrivarden AB Class A	78,251
3,384	Industrivarden AB Class C	87,987
9,968	Investor AB Class B	191,862
593	Jack Henry & Associates, Inc.	92,971
766	L E Lundbergforetagen AB Class B	31,131
2,728	Mastercard, Inc. Class A	1,125,682
15,118	Mitsubishi HC Capital, Inc.	98,219
4,094	ORIX Corp.	76,331
545	PayPal Holdings, Inc.*	34,068
2,692	Toast, Inc. Class A*	59,682
4,759	Visa, Inc. Class A	1,169,191
4,258	Washington H Soul Pattinson & Co. Ltd.	90,712
1,249	Wendel SE	114,123
4,345	Wise PLC Class A*	35,171

		6,431,565

Food Products – 0.2%
3,853	Ajinomoto Co., Inc.	163,224
4,216	Archer-Daniels-Midland Co.	334,329
3,575	Associated British Foods PLC	90,054
24	Barry Callebaut AG	41,821
351	Bunge Ltd.	40,126
1,923	Campbell Soup Co.	80,189
4	Chocoladefabriken Lindt & Spruengli AG	47,811
3,366	Conagra Brands, Inc.	100,576
1,828	Danone SA	106,559
1,005	Darling Ingredients, Inc.*	62,069
2,938	General Mills, Inc.	198,785
1,246	Hershey Co.	267,716
2,064	Hormel Foods Corp.	79,650
1,290	J M Smucker Co.	186,985
3,735	JDE Peet’s NV	104,005
1,709	Kellogg Co.	104,283
253	Kerry Group PLC Class A	23,605
531	Kikkoman Corp.	30,674
6,058	Kraft Heinz Co.	200,459
1,855	Lamb Weston Holdings, Inc.	180,695
957	McCormick & Co., Inc.	78,551
1,292	MEIJI Holdings Co. Ltd.	32,397
4,360	Mondelez International, Inc. Class A	310,694
5,662	Nestle SA	680,795
703	Nissin Foods Holdings Co. Ltd.	61,395

Shares	Description	Value

Common Stocks – (continued)

Food Products – (continued)
5,489	Orkla ASA	$41,905
2,991	Saputo, Inc.	64,659
3,643	Tyson Foods, Inc. Class A	194,063
355,310	WH Group Ltd.(a)	182,983
59,843	Wilmar International Ltd.	167,279
986	Yakult Honsha Co. Ltd.	51,660

		4,309,996

Gas Utilities – 0.0%
673	AltaGas Ltd.	13,159
5,034	APA Group	29,243
651	Atmos Energy Corp.	75,483
2,429	Enagas SA	41,451
22,723	Hong Kong & China Gas Co. Ltd.	16,701
4,932	Naturgy Energy Group SA	142,850
1,474	Osaka Gas Co. Ltd.	23,532
8,515	Snam SpA	43,940
7,773	Tokyo Gas Co. Ltd.	179,872

		566,231

Ground Transportation – 0.1%
13,874	Aurizon Holdings Ltd.	32,700
614	Canadian National Railway Co.	69,161
815	Canadian Pacific Kansas City Ltd.	64,696
449	Central Japan Railway Co.	57,570
2,708	CSX Corp.	81,782
1,222	East Japan Railway Co.	69,091
1,964	Hankyu Hanshin Holdings, Inc.	70,491
203	JB Hunt Transport Services, Inc.	38,140
1,593	Keisei Electric Railway Co. Ltd.	60,999
2,734	Kintetsu Group Holdings Co. Ltd.	86,538
3,995	Knight-Swift Transportation Holdings, Inc.	219,006
7,486	MTR Corp. Ltd.	31,235
382	Norfolk Southern Corp.	78,314
408	Old Dominion Freight Line, Inc.	174,367
182	TFI International, Inc.	24,800
2,306	Tobu Railway Co. Ltd.	63,217
3,455	Tokyu Corp.	43,660
4,127	Uber Technologies, Inc.*	194,918
622	U-Haul Holding Co.	33,115
533	Union Pacific Corp.	117,564
680	West Japan Railway Co.	29,440

		1,640,804

Health Care Equipment & Supplies – 0.2%
3,607	Abbott Laboratories	371,160

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – (continued)
456	Alcon, Inc.	$38,057
412	Align Technology, Inc.*	152,498
1,170	Asahi Intecc Co. Ltd.	23,734
1,106	Baxter International, Inc.	44,904
506	Becton Dickinson & Co.	141,402
1,057	BioMerieux	109,167
5,204	Boston Scientific Corp.*	280,704
405	Carl Zeiss Meditec AG	40,170
1,290	Cochlear Ltd.	226,426
904	Coloplast AS Class B	102,962
265	Cooper Cos., Inc.	98,047
2,221	Demant AS*	90,670
1,268	DENTSPLY SIRONA, Inc.	47,030
1,017	Dexcom, Inc.*	102,697
3,017	Edwards Lifesciences Corp.*	230,710
626	EssilorLuxottica SA	117,661
9,950	Fisher & Paykel Healthcare Corp. Ltd.	134,382
1,068	GE HealthCare Technologies, Inc.	75,241
1,296	Hologic, Inc.*	96,863
2,216	Hoya Corp.	245,867
1,018	IDEXX Laboratories, Inc.*	520,615
141	Insulet Corp.*	27,031
845	Intuitive Surgical, Inc.*	264,215
1,577	Medtronic PLC	128,525
6,374	Olympus Corp.	86,090
679	ResMed, Inc.	108,362
461	Siemens Healthineers AG(a)	23,079
10,605	Smith & Nephew PLC	143,115
307	Sonova Holding AG	81,119
230	STERIS PLC	52,806
1,190	Straumann Holding AG	179,915
961	Stryker Corp.	272,491
1,698	Sysmex Corp.	90,097
157	Teleflex, Inc.	33,400
705	Terumo Corp.	21,331
1,405	Zimmer Biomet Holdings, Inc.	167,364

		4,969,907

Health Care Providers & Services – 0.2%
2,050	Cardinal Health, Inc.	179,027
1,689	Cencora, Inc.	297,230
4,848	Centene Corp.*	298,879
1,735	Cigna Group	479,311
6,316	CVS Health Corp.	411,614
1,633	DaVita, Inc.*	167,252
1,206	EBOS Group Ltd.	27,289
889	Elevance Health, Inc.	392,947
4,752	Fresenius Medical Care AG & Co. KGaA	228,797
5,486	Fresenius SE & Co. KGaA	175,877
817	HCA Healthcare, Inc.	226,554
3,162	Henry Schein, Inc.*	242,019
542	Humana, Inc.	250,203

Shares	Description	Value

Common Stocks – (continued)

Health Care Providers & Services – (continued)
1,128	Laboratory Corp. of America Holdings	$234,737
1,166	McKesson Corp.	480,765
489	Molina Healthcare, Inc.*	151,649
1,559	Quest Diagnostics, Inc.	205,008
4,558	Sonic Healthcare Ltd.	94,734
3,000	UnitedHealth Group, Inc.	1,429,740
723	Universal Health Services, Inc. Class B	97,388

		6,071,020

Health Care REITs – 0.0%
2,187	Healthcare Realty Trust, Inc.	38,316
1,735	Healthpeak Properties, Inc.	35,706
852	Ventas, Inc.	37,216
625	Welltower, Inc.	51,800

		163,038

Health Care Technology* – 0.0%
580	Contra Abiomed, Inc.(b)	592
313	Veeva Systems, Inc. Class A	65,323

		65,915

Hotel & Resort REITs – 0.0%
12,269	Host Hotels & Resorts, Inc.	193,728

Hotels, Restaurants & Leisure – 0.2%
1,459	Accor SA	52,179
764	Airbnb, Inc. Class A*	100,504
1,025	Amadeus IT Group SA	70,329
1,733	Aramark	64,433
1,836	Aristocrat Leisure Ltd.	48,467
193	Booking Holdings, Inc.*	599,271
2,991	Caesars Entertainment, Inc.*	165,283
7,080	Carnival Corp.*	112,006
75	Chipotle Mexican Grill, Inc.*	144,498
7,342	Compass Group PLC	185,141
1,302	Darden Restaurants, Inc.	202,474
969	Domino’s Pizza, Inc.	375,390
801	DoorDash, Inc. Class A*	67,388
3,786	DraftKings, Inc. Class A*	112,255
935	Entain PLC	13,676
493	Evolution AB	53,321
2,005	Expedia Group, Inc.*	217,322
313	Flutter Entertainment PLC*	56,924
4,171	Galaxy Entertainment Group Ltd.*	27,569
103,247	Genting Singapore Ltd.	66,801
846	Hilton Worldwide Holdings, Inc.	125,758
817	Hyatt Hotels Corp. Class A	91,839
999	InterContinental Hotels Group PLC	75,140
6,142	La Francaise des Jeux SAEM(a)	222,092
2,153	Las Vegas Sands Corp.	118,113

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Hotels, Restaurants & Leisure – (continued)
80,601	Lottery Corp. Ltd.	$262,177
847	Marriott International, Inc. Class A	172,373
1,811	McDonald’s Corp.	509,163
1,764	McDonald’s Holdings Co. Japan Ltd.	70,199
5,696	MGM Resorts International*	250,510
3,008	Oriental Land Co. Ltd.	108,352
562	Restaurant Brands International, Inc.	39,035
1,433	Royal Caribbean Cruises Ltd.*	141,781
6,879	Sands China Ltd.*	23,269
490	Sodexo SA	52,567
2,809	Starbucks Corp.	273,709
237	Vail Resorts, Inc.	53,638
1,438	Whitbread PLC	62,544
1,102	Wynn Resorts Ltd.	111,721
3,847	Yum! Brands, Inc.	497,725
4,247	Zensho Holdings Co. Ltd.	200,214

		6,197,150

Household Durables – 0.1%
23,110	Barratt Developments PLC	132,477
2,162	Berkeley Group Holdings PLC	111,075
2,070	D.R. Horton, Inc.	246,371
782	Garmin Ltd.	82,908
1,618	Iida Group Holdings Co. Ltd.	26,498
3,296	Lennar Corp. Class A	392,521
2,111	Mohawk Industries, Inc.*	214,034
35	NVR, Inc.*	223,206
15,020	Panasonic Holdings Corp.	172,881
4,937	Persimmon PLC	66,557
3,283	PulteGroup, Inc.	269,403
1,379	SEB SA	151,367
3,473	Sekisui Chemical Co. Ltd.	53,267
3,862	Sekisui House Ltd.	78,705
1,287	Sony Group Corp.	107,069
14,283	Taylor Wimpey PLC	20,642
688	Whirlpool Corp.	96,292

		2,445,273

Household Products – 0.1%
1,679	Church & Dwight Co., Inc.	162,477
1,589	Clorox Co.	248,599
6,427	Colgate-Palmolive Co.	472,191
2,726	Essity AB Class B	63,642
749	Henkel AG & Co. KGaA	51,762
1,445	Kimberly-Clark Corp.	186,159
6,214	Procter & Gamble Co.	959,069
1,266	Reckitt Benckiser Group PLC	91,362
1,146	Unicharm Corp.	45,718

		2,280,979

Shares	Description	Value

Common Stocks – (continued)

Independent Power and Renewable Electricity Producers – 0.0%
1,443	AES Corp.	$25,873
700	Corp. ACCIONA Energias Renovables SA	20,801
3,095	Northland Power, Inc.	58,524
920	RWE AG	37,882
16,354	Vistra Corp.	513,843

		656,923

Industrial Conglomerates – 0.1%
990	3M Co.	105,603
40,616	CK Hutchison Holdings Ltd.	221,357
3,276	DCC PLC	179,253
4,232	General Electric Co.	484,395
195	Hikari Tsushin, Inc.	32,441
3,116	Hitachi Ltd.	207,096
1,116	Honeywell International, Inc.	209,741
7,347	Jardine Cycle & Carriage Ltd.	181,535
4,910	Jardine Matheson Holdings Ltd.	233,437
14,893	Keppel Corp. Ltd.	76,404
1,938	Siemens AG	291,147
3,492	Smiths Group PLC	72,424

		2,294,833

Industrial REITs – 0.0%
21	GLP J-REIT	19,804
1,410	Goodman Group	21,245
13	Nippon Prologis REIT, Inc.	26,145
635	Prologis, Inc.	78,867

		146,061

Insurance – 0.4%
6,908	Admiral Group PLC	217,630
3,630	Aflac, Inc.	270,689
3,527	Ageas SA	140,270
11,216	AIA Group Ltd.	101,485
1,398	Allianz SE	339,825
463	Allstate Corp.	49,916
916	American Financial Group, Inc.	106,183
5,048	American International Group, Inc.	295,409
1,369	Aon PLC Class A	456,411
3,046	Arch Capital Group Ltd.*	234,116
1,091	Arthur J Gallagher & Co.	251,454
1,055	ASR Nederland NV	46,129
13,311	Assicurazioni Generali SpA	275,711
525	Assurant, Inc.	73,148
6,106	Aviva PLC	28,971
7,453	AXA SA	223,925
842	Baloise Holding AG	131,538
1,462	Brown & Brown, Inc.	108,334
1,326	Chubb Ltd.	266,354
429	Cincinnati Financial Corp.	45,384
2,532	Dai-ichi Life Holdings, Inc.	47,059

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
440	Erie Indemnity Co. Class A	$122,641
612	Everest Group Ltd.	220,736
239	Fairfax Financial Holdings Ltd.	197,092
3,596	Fidelity National Financial, Inc.	148,874
4,181	Gjensidige Forsikring ASA	64,921
1,121	Globe Life, Inc.	125,070
4,402	Great-West Lifeco, Inc.	126,502
548	Hannover Rueck SE	116,548
2,640	Hartford Financial Services Group, Inc.	189,605
454	Helvetia Holding AG	69,042
2,804	iA Financial Corp., Inc.	175,914
18,573	Insurance Australia Group Ltd.	69,705
739	Intact Financial Corp.	104,188
16,408	Japan Post Holdings Co. Ltd.	125,794
5,082	Japan Post Insurance Co. Ltd.	81,805
44,106	Legal & General Group PLC	121,860
3,782	Loews Corp.	234,824
10,513	Manulife Financial Corp.	194,357
116	Markel Group, Inc.*	171,555
1,749	Marsh & McLennan Cos., Inc.	341,037
17,262	Medibank Pvt Ltd.	40,837
3,382	MetLife, Inc.	214,216
2,143	MS&AD Insurance Group Holdings, Inc.	76,959
467	Muenchener Rueckversicherungs- Gesellschaft AG	181,270
3,288	NN Group NV	126,573
5,366	Phoenix Group Holdings PLC	35,348
16,796	Poste Italiane SpA(a)	186,451
8,066	Power Corp. of Canada	220,275
3,216	Principal Financial Group, Inc.	249,915
1,774	Progressive Corp.	236,776
1,501	Prudential Financial, Inc.	142,100
2,441	Prudential PLC	29,729
8,390	QBE Insurance Group Ltd.	80,929
1,360	Sampo Oyj Class A	59,696
1,102	Sompo Holdings, Inc.	47,956
2,152	Sun Life Financial, Inc.	104,972
19,612	Suncorp Group Ltd.	172,019
237	Swiss Life Holding AG	148,425
554	Swiss Re AG	53,798
3,106	T&D Holdings, Inc.	49,228
1,337	Talanx AG	89,877
4,749	Tokio Marine Holdings, Inc.	104,803
952	Travelers Cos., Inc.	153,491
2,563	Tryg AS	48,900
1,527	W R Berkley Corp.	94,460
505	Willis Towers Watson PLC	104,414

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
358	Zurich Insurance Group AG	$167,864

		9,933,292

Interactive Media & Services – 0.3%
18,355	Alphabet, Inc. Class C*	2,521,059
19,073	Alphabet, Inc. Class A*	2,597,171
40,317	Auto Trader Group PLC(a)	309,169
4,269	Match Group, Inc.*	200,088
7,877	Meta Platforms, Inc. Class A*	2,330,726
11,880	Pinterest, Inc. Class A*	326,581
1,110	REA Group Ltd.	118,346
184	Scout24 SE(a)	12,675
5,944	Snap, Inc. Class A*	61,520

		8,477,335

IT Services – 0.2%
2,441	Accenture PLC Class A	790,323
2,649	Akamai Technologies, Inc.*	278,383
507	Bechtle AG	24,648
933	Capgemini SE	174,118
1,896	CGI, Inc.*	197,711
456	Cloudflare, Inc. Class A*	29,654
5,890	Cognizant Technology Solutions Corp. Class A	421,783
749	EPAM Systems, Inc.*	193,984
682	Fujitsu Ltd.	85,244
1,166	Gartner, Inc.*	407,727
4,165	GoDaddy, Inc. Class A*	302,004
4,161	International Business Machines Corp.	610,960
725	Itochu Techno-Solutions Corp.	21,526
97	MongoDB, Inc.*	36,986
2,626	NEC Corp.	138,419
315	Okta, Inc.*	26,306
990	Otsuka Corp.	44,122
1,214	SCSK Corp.	21,044
631	Shopify, Inc. Class A*	41,978
277	Snowflake, Inc. Class A*	43,447
1,185	TIS, Inc.	27,938
368	Twilio, Inc. Class A*	23,445
2,036	VeriSign, Inc.*	423,060
1,090	Wix.com Ltd.*	107,659

		4,472,469

Leisure Products – 0.0%
3,303	Bandai Namco Holdings, Inc.	76,621
410	Hasbro, Inc.	29,520
170	Shimano, Inc.	24,937

		131,078

Life Sciences Tools & Services – 0.1%
1,029	Agilent Technologies, Inc.	124,581
6,527	Avantor, Inc.*	141,309

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Life Sciences Tools & Services – (continued)
53	Bio-Rad Laboratories, Inc. Class A*	$21,211
380	Bio-Techne Corp.	29,792
416	Charles River Laboratories International, Inc.*	86,037
1,433	Danaher Corp.	379,745
692	Eurofins Scientific SE	42,594
79	Illumina, Inc.*	13,052
647	IQVIA Holdings, Inc.*	144,042
52	Lonza Group AG	28,683
308	Mettler-Toledo International, Inc.*	373,752
1,504	QIAGEN NV*	68,624
394	Revvity, Inc.	46,110
222	Sartorius Stedim Biotech	62,962
806	Thermo Fisher Scientific, Inc.	449,022
844	Waters Corp.*	236,995
261	West Pharmaceutical Services, Inc.	106,201

		2,354,712

Machinery – 0.2%
1,239	Alfa Laval AB	43,501
1,314	Alstom SA	36,235
5,204	Atlas Copco AB Class A	68,803
2,470	Atlas Copco AB Class B	28,436
1,330	Caterpillar, Inc.	373,903
10,418	CNH Industrial NV	143,642
676	Cummins, Inc.	155,507
2,211	Daimler Truck Holding AG	77,798
555	Deere & Co.	228,072
659	Dover Corp.	97,730
1,651	Epiroc AB Class A	31,675
1,494	Epiroc AB Class B	24,455
1,547	Fortive Corp.	121,981
1,223	GEA Group AG	48,227
1,848	Graco, Inc.	145,881
1,192	Hoshizaki Corp.	45,747
306	IDEX Corp.	69,278
1,534	Illinois Tool Works, Inc.	379,435
1,806	Ingersoll Rand, Inc.	125,716
1,492	Knorr-Bremse AG	101,904
2,298	Komatsu Ltd.	65,397
444	Kone Oyj Class B	20,197
1,258	Kubota Corp.	20,246
4,985	Metso Oyj	57,255
4,603	MISUMI Group, Inc.	80,183
1,496	Mitsubishi Heavy Industries Ltd.	84,722
4,535	NGK Insulators Ltd.	60,162
396	Nordson Corp.	96,679
2,358	Otis Worldwide Corp.	201,727
3,196	PACCAR, Inc.	262,999
584	Parker-Hannifin Corp.	243,470
1,297	Pentair PLC	91,127

Shares	Description	Value

Common Stocks – (continued)

Machinery – (continued)
268	Rational AG	$204,149
1,797	Sandvik AB	33,985
325	Schindler Holding AG	70,383
805,016	Seatrium Ltd.*	86,294
1,366	Snap-on, Inc.	366,908
119	Spirax-Sarco Engineering PLC	15,249
10,758	Techtronic Industries Co. Ltd.	106,103
2,248	Toro Co.	230,015
626	Toyota Industries Corp.	44,201
172	VAT Group AG(a)	68,739
5,649	Volvo AB Class B	113,848
2,433	Volvo AB Class A	49,764
2,010	Westinghouse Air Brake Technologies Corp.	226,165
1,076	Xylem, Inc.	111,409
676	Yaskawa Electric Corp.	26,504

		5,385,806

Marine Transportation – 0.1%
119	AP Moller - Maersk AS Class B	216,028
123	AP Moller - Maersk AS Class A	219,811
2,507	Kawasaki Kisen Kaisha Ltd.	84,012
1,000	Kuehne & Nagel International AG	300,445
5,310	Mitsui OSK Lines Ltd.	147,039
6,555	Nippon Yusen KK	174,392
44,150	SITC International Holdings Co. Ltd.	82,344

		1,224,071

Media – 0.1%
340	Charter Communications, Inc. Class A*	148,961
13,878	Comcast Corp. Class A	648,935
13,388	CyberAgent, Inc.	85,189
2,322	Dentsu Group, Inc.	69,349
8,117	Fox Corp. Class A	268,348
8,586	Fox Corp. Class B	262,045
7,044	Hakuhodo DY Holdings, Inc.	66,829
10,087	Informa PLC	93,199
4,700	Interpublic Group of Cos., Inc.	153,267
376	Liberty Broadband Corp. Class C*	35,179
13,382	Liberty Media Corp.-Liberty SiriusXM Class C*	327,056
11,049	News Corp. Class A	237,443
2,289	Omnicom Group, Inc.	185,432
1,524	Paramount Global Class B	22,997
1,842	Publicis Groupe SA	143,727
26,368	Sirius XM Holdings, Inc.	116,019
349	Trade Desk, Inc. Class A*	27,930
4,356	Vivendi SE	39,674

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)

Media – (continued)
5,555	WPP PLC	$53,847

		2,985,426

Metals & Mining – 0.2%
1,837	Antofagasta PLC	33,643
7,927	ArcelorMittal SA	210,578
10,001	BHP Group Ltd.	287,510
19,219	BlueScope Steel Ltd.	259,832
13,559	Cleveland-Cliffs, Inc.*	207,317
1,595	First Quantum Minerals Ltd.	42,850
11,709	Fortescue Metals Group Ltd.	161,202
2,919	Freeport-McMoRan, Inc.	116,497
41,127	Glencore PLC	219,009
4,426	IGO Ltd.	39,499
11,204	JFE Holdings, Inc.	177,002
1,122	Mineral Resources Ltd.	51,502
3,469	Newcrest Mining Ltd.	57,817
332	Newmont Corp.	13,087
7,758	Nippon Steel Corp.	183,464
6,451	Norsk Hydro ASA	35,693
8,806	Northern Star Resources Ltd.	67,473
2,290	Nucor Corp.	394,109
51,290	Pilbara Minerals Ltd.	153,768
774	Reliance Steel & Aluminum Co.	220,559
2,354	Rio Tinto Ltd.	170,492
2,812	Rio Tinto PLC	173,176
55,641	South32 Ltd.	121,325
2,404	Steel Dynamics, Inc.	256,242
1,873	Teck Resources Ltd. Class B	77,459
4,662	voestalpine AG	136,220

		3,867,325

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
4,795	Annaly Capital Management, Inc.	97,195

Multi-Utilities – 0.1%
879	Ameren Corp.	69,678
1,051	Canadian Utilities Ltd. Class A	24,906
2,563	CenterPoint Energy, Inc.	71,482
120,242	Centrica PLC	230,788
890	CMS Energy Corp.	50,009
982	Consolidated Edison, Inc.	87,359
1,390	Dominion Energy, Inc.	67,471
697	DTE Energy Co.	72,056
16,681	E.ON SE	205,338
8,580	Engie SA	138,174
5,697	National Grid PLC	71,112
2,108	NiSource, Inc.	56,410
1,180	Public Service Enterprise Group, Inc.	72,074
19,959	Sembcorp Industries Ltd.	78,976
1,212	Sempra	85,107

Shares	Description	Value

Common Stocks – (continued)

Multi-Utilities – (continued)
2,959	Veolia Environnement SA	$92,312
818	WEC Energy Group, Inc.	68,810

		1,542,062

Office REITs – 0.0%
582	Alexandria Real Estate Equities, Inc.	67,710
1,975	Boston Properties, Inc.	131,871
6,711	Dexus	33,535
6	Japan Real Estate Investment Corp.	24,935
6	Nippon Building Fund, Inc.	25,339

		283,390

Oil, Gas & Consumable Fuels – 0.4%
1,678	Aker BP ASA	45,638
3,744	Ampol Ltd.	85,285
2,465	APA Corp.	108,066
6,150	ARC Resources Ltd.	93,807
60,668	BP PLC	374,885
1,322	Cameco Corp.	48,919
2,926	Canadian Natural Resources Ltd.	189,306
11,409	Cenovus Energy, Inc.	227,471
936	Cheniere Energy, Inc.	152,755
2,782	Chesapeake Energy Corp.	245,400
4,974	Chevron Corp.	801,311
3,217	ConocoPhillips	382,919
2,857	Coterra Energy, Inc.	80,539
1,718	Devon Energy Corp.	87,773
630	Diamondback Energy, Inc.	95,621
1,896	Enbridge, Inc.	66,568
8,131	ENEOS Holdings, Inc.	30,533
15,158	Eni SpA	234,373
2,543	EOG Resources, Inc.	327,081
3,401	EQT Corp.	146,991
6,187	Equinor ASA	190,010
11,707	Exxon Mobil Corp.	1,301,701
3,987	Galp Energia SGPS SA	55,029
701	Hess Corp.	108,304
1,598	HF Sinclair Corp.	88,034
3,549	Imperial Oil Ltd.	201,535
15,883	Inpex Corp.	222,423
10,803	Kinder Morgan, Inc. Class A	186,028
4,644	Marathon Oil Corp.	122,369
2,818	Marathon Petroleum Corp.	402,326
4,774	Occidental Petroleum Corp.	299,759
2,636	OMV AG	122,068
1,413	ONEOK, Inc.	92,128
2,841	Ovintiv, Inc.	133,413
1,692	Pembina Pipeline Corp.	52,593
2,091	Phillips 66	238,709
391	Pioneer Natural Resources Co.	93,031
10,327	Repsol SA	159,615
26,297	Santos Ltd.	130,118

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – (continued)
20,750	Shell PLC	$634,437
3,088	Suncor Energy, Inc.	104,602
1,136	Targa Resources Corp.	97,980
738	TC Energy Corp.	26,654
25	Texas Pacific Land Corp.	47,119
5,654	TotalEnergies SE	354,669
1,233	Tourmaline Oil Corp.	63,229
2,062	Valero Energy Corp.	267,854
2,371	Williams Cos., Inc.	81,871
4,406	Woodside Energy Group Ltd.	105,181

		9,808,030

Paper & Forest Products – 0.0%
475	Holmen AB Class B	18,004
7,003	Mondi PLC	116,326
5,690	Oji Holdings Corp.	23,274
1,073	Svenska Cellulosa AB SCA Class B	14,284
1,846	UPM-Kymmene Oyj	63,175
1,476	West Fraser Timber Co. Ltd.	111,574

		346,637

Passenger Airlines – 0.0%
1,794	Air Canada*	30,298
4,143	ANA Holdings, Inc.*	93,529
1,911	Delta Air Lines, Inc.	81,944
20,262	Deutsche Lufthansa AG*	180,947
6,289	Japan Airlines Co. Ltd.	129,514
12,643	Qantas Airways Ltd.*	48,165
35,612	Singapore Airlines Ltd.	180,949

		745,346

Personal Products – 0.1%
905	Beiersdorf AG	118,496
1,685	Estee Lauder Cos., Inc. Class A	270,493
27,566	Haleon PLC	112,870
965	Kao Corp.	37,276
7,283	Kenvue, Inc.	167,873
590	Kobayashi Pharmaceutical Co. Ltd.	29,131
1,997	Kose Corp.	165,621
1,303	L’Oreal SA	572,319
6,760	Shiseido Co. Ltd.	274,316
5,119	Unilever PLC	261,423

		2,009,818

Pharmaceuticals – 0.5%
9,414	Astellas Pharma, Inc.	142,437
3,327	AstraZeneca PLC	446,891
2,193	Bayer AG	119,985
8,828	Bristol-Myers Squibb Co.	544,246
2,849	Chugai Pharmaceutical Co. Ltd.	86,843
2,565	Daiichi Sankyo Co. Ltd.	75,549

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – (continued)
2,139	Eisai Co. Ltd.	$135,219
2,574	Eli Lilly & Co.	1,426,511
10,909	GSK PLC	191,081
6,304	Hikma Pharmaceuticals PLC	174,136
4,397	Ipsen SA	569,606
2,659	Jazz Pharmaceuticals PLC*	381,194
7,456	Johnson & Johnson	1,205,486
1,005	Kyowa Kirin Co. Ltd.	18,373
8,327	Merck & Co., Inc.	907,477
378	Merck KGaA	67,861
4,736	Novartis AG	476,639
5,696	Novo Nordisk AS Class B	1,050,648
3,015	Ono Pharmaceutical Co. Ltd.	56,959
6,067	Orion Oyj Class B	247,961
2,096	Otsuka Holdings Co. Ltd.	79,631
13,429	Pfizer, Inc.	475,118
1,763	Recordati Industria Chimica e Farmaceutica SpA	88,376
2,405	Roche Holding AG	709,346
6,021	Royalty Pharma PLC Class A	179,546
3,557	Sanofi	378,835
7,974	Takeda Pharmaceutical Co. Ltd.	246,437
31,113	Teva Pharmaceutical Industries Ltd.*	303,663
1,681	UCB SA	150,781
42,860	Viatris, Inc.	460,745
1,730	Zoetis, Inc.	329,582

		11,727,162

Professional Services – 0.1%
441	Adecco Group AG	18,970
475	Automatic Data Processing, Inc.	120,940
3,825	BayCurrent Consulting, Inc.	131,475
1,337	Booz Allen Hamilton Holding Corp.	151,495
362	Broadridge Financial Solutions, Inc.	67,408
1,794	Bureau Veritas SA	48,058
1,749	Computershare Ltd.	28,433
1,042	CoStar Group, Inc.*	85,434
72	Equifax, Inc.	14,882
2,872	Experian PLC	100,301
642	Intertek Group PLC	33,621
406	Jacobs Solutions, Inc.	54,737
2,349	Leidos Holdings, Inc.	229,051
1,332	Paychex, Inc.	162,810
68	Paycom Software, Inc.	20,049
13,381	Persol Holdings Co. Ltd.	228,700
3,956	Randstad NV	232,158
9,247	Recruit Holdings Co. Ltd.	329,401
8,334	RELX PLC	271,645
4,681	Robert Half, Inc.	346,207
3,266	SGS SA	296,627

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)

Professional Services – (continued)
3,721	SS&C Technologies Holdings,
	Inc.	$213,660
235	Teleperformance SE	32,470
350	Thomson Reuters Corp.	45,068
575	Verisk Analytics, Inc.	139,277
2,085	Wolters Kluwer NV	251,222

		3,654,099

Real Estate Management & Development – 0.1%
1,379	CBRE Group, Inc. Class A*	117,284
4,947	City Developments Ltd.	24,440
6,574	CK Asset Holdings Ltd.	36,274
972	Daito Trust Construction Co. Ltd.	107,196
1,594	Daiwa House Industry Co. Ltd.	44,275
398	FirstService Corp.	60,186
4,334	Henderson Land Development Co. Ltd.	11,902
25,143	Hongkong Land Holdings Ltd.	89,196
9,613	Hulic Co. Ltd.	86,266
2,490	Mitsubishi Estate Co. Ltd.	31,715
1,295	Mitsui Fudosan Co. Ltd.	28,352
103,077	New World Development Co. Ltd.	218,871
799	Nomura Real Estate Holdings, Inc.	20,106
49,852	Sino Land Co. Ltd.	57,104
6,090	Sun Hung Kai Properties Ltd.	68,553
8,133	Swire Pacific Ltd. Class A	67,060
474	Swiss Prime Site AG	45,515
21,012	UOL Group Ltd.	103,157
7,440	Wharf Real Estate Investment Co. Ltd.	31,007
1,801	Zillow Group, Inc. Class C*	93,940

		1,342,399

Residential REITs – 0.0%
1,748	American Homes 4 Rent Class A	62,998
321	AvalonBay Communities, Inc.	59,006
961	Camden Property Trust	103,423
401	Canadian Apartment Properties REIT	14,385
705	Equity LifeStyle Properties, Inc.	47,207
841	Equity Residential	54,522
227	Essex Property Trust, Inc.	54,114
1,436	Invitation Homes, Inc.	48,953
335	Mid-America Apartment Communities, Inc.	48,652
764	Sun Communities, Inc.	93,529
1,241	UDR, Inc.	49,516

		636,305

Shares	Description	Value

Common Stocks – (continued)

Retail REITs – 0.0%
16,556	CapitaLand Integrated
	Commercial Trust	$23,387
46	Japan Metropolitan Fund
	Invest	30,889
2,838	Kimco Realty Corp.	53,752
2,526	Klepierre SA	66,721
3,020	Link REIT	14,973
1,481	Realty Income Corp.	82,995
808	Regency Centers Corp.	50,258
16,689	Scentre Group	29,582
1,024	Simon Property Group, Inc.	116,214
268	Unibail-Rodamco-Westfield*	14,304
24,768	Vicinity Ltd.	29,876

		512,951

Semiconductors & Semiconductor Equipment – 0.5%
2,781	Advanced Micro Devices, Inc.*	294,007
2,006	Advantest Corp.	251,092
1,773	Analog Devices, Inc.	322,296
4,411	Applied Materials, Inc.	673,824
149	ASM International NV	71,724
902	ASML Holding NV	593,090
495	BE Semiconductor Industries NV	56,819
1,328	Broadcom, Inc.	1,225,598
280	Disco Corp.	55,340
743	Enphase Energy, Inc.*	94,012
231	Entegris, Inc.	23,393
487	First Solar, Inc.*	92,101
2,170	Infineon Technologies AG	77,546
4,532	Intel Corp.	159,254
785	KLA Corp.	393,968
677	Lam Research Corp.	475,525
3,979	Lattice Semiconductor Corp.*	386,998
1,348	Marvell Technology, Inc.	78,521
4,515	Microchip Technology, Inc.	369,508
1,988	Micron Technology, Inc.	139,041
352	Monolithic Power Systems, Inc.	183,466
8,115	NVIDIA Corp.	4,005,158
1,235	NXP Semiconductors NV	254,064
5,347	ON Semiconductor Corp.*	526,466
3,290	Qorvo, Inc.*	353,313
4,626	QUALCOMM, Inc.	529,816
7,939	Renesas Electronics Corp.*	132,261
3,677	Skyworks Solutions, Inc.	399,837
129	SolarEdge Technologies, Inc.*	20,972
1,657	STMicroelectronics NV	78,202
3,036	SUMCO Corp.	40,548
2,163	Teradyne, Inc.	233,323
3,481	Texas Instruments, Inc.	585,017
1,292	Tokyo Electron Ltd.	191,895

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – (continued)
405	Wolfspeed, Inc.*	$19,367

		13,387,362

Software – 0.8%
1,823	Adobe, Inc.*	1,019,677
282	ANSYS, Inc.*	89,921
916	Aspen Technology, Inc.*	177,704
1,815	Atlassian Corp. Class A*	370,369
1,232	Autodesk, Inc.*	273,430
1,872	Bentley Systems, Inc. Class B	93,431
217	Bills Holdings, Inc.*	25,020
1,115	Black Knight, Inc.*	84,472
2,856	Cadence Design Systems, Inc.*	686,697
504	Check Point Software Technologies Ltd.*	67,833
754	Confluent, Inc. Class A*	24,950
264	Constellation Software, Inc.	542,275
287	Crowdstrike Holdings, Inc. Class A*	46,790
1,730	Dassault Systemes SE	68,561
1,557	Datadog, Inc. Class A*	150,219
7,167	DocuSign, Inc.*	360,500
18,839	Dropbox, Inc. Class A*	523,536
1,448	Dynatrace, Inc.*	69,794
542	Fair Isaac Corp.*	490,288
6,284	Fortinet, Inc.*	378,360
10,260	Gen Digital, Inc.	207,765
651	HubSpot, Inc.*	355,784
984	Intuit, Inc.	533,141
1,866	Manhattan Associates, Inc.*	378,089
25,106	Microsoft Corp.	8,228,743
392	Monday.com Ltd.*	69,556
3,542	Nemetschek SE	244,630
797	Open Text Corp.	32,117
4,749	Oracle Corp.	542,063
9,079	Palantir Technologies, Inc. Class A*	136,003
1,143	Palo Alto Networks, Inc.*	278,092
1,040	PTC, Inc.*	153,057
451	Roper Technologies, Inc.	225,076
22,719	Sage Group PLC	279,185
2,965	Salesforce, Inc.*	656,629
2,379	SAP SE	331,881
603	ServiceNow, Inc.*	355,064
1,556	Splunk, Inc.*	188,681
577	Synopsys, Inc.*	264,780
2,009	Trend Micro, Inc.	85,265
135	Tyler Technologies, Inc.*	53,788
1,472	UiPath, Inc. Class A*	23,272
623	Unity Software, Inc.*	23,095
1,670	VMware, Inc. Class A*	281,863
1,138	WiseTech Global Ltd.	51,049
376	Workday, Inc. Class A*	91,932
1,556	Xero Ltd.*	125,948

Shares	Description	Value

Common Stocks – (continued)

Software – (continued)
4,024	Zoom Video Communications, Inc. Class A*	$285,825
192	Zscaler, Inc.*	29,962

		20,056,162

Specialized REITs – 0.0%
333	American Tower Corp.	60,380
489	Crown Castle, Inc.	49,144
166	Digital Realty Trust, Inc.	21,866
155	Equinix, Inc.	121,114
191	Extra Space Storage, Inc.	24,578
1,550	Gaming & Leisure Properties, Inc.	73,470
2,073	Iron Mountain, Inc.	131,718
209	Public Storage	57,763
147	SBA Communications Corp.	33,006
2,933	VICI Properties, Inc.	90,454
1,404	Weyerhaeuser Co.	45,981

		709,474

Specialty Retail – 0.3%
291	AutoZone, Inc.*	736,617
10,822	Bath & Body Works, Inc.	399,007
7,379	Best Buy Co., Inc.	564,125
1,465	Burlington Stores, Inc.*	237,711
2,144	CarMax, Inc.*	175,122
7,917	Chewy, Inc. Class A*	189,850
2,195	Dick’s Sporting Goods, Inc.	255,366
2,232	Dufry AG*	99,173
354	Fast Retailing Co. Ltd.	81,212
17,080	H & M Hennes & Mauritz AB Class B	260,777
3,999	Home Depot, Inc.	1,320,870
6,684	Industria de Diseno Textil SA	256,073
152,942	JD Sports Fashion PLC	280,725
25,178	Kingfisher PLC	74,615
3,804	Lowe’s Cos., Inc.	876,746
396	Nitori Holdings Co. Ltd.	45,076
686	O’Reilly Automotive, Inc.*	644,634
1,465	Ross Stores, Inc.	178,452
6,502	TJX Cos., Inc.	601,305
1,747	Tractor Supply Co.	381,719
1,202	Ulta Beauty, Inc.*	498,866
1,631	USS Co. Ltd.	28,481
6,308	Zalando SE*(a)	196,087
15,067	ZOZO, Inc.	300,903

		8,683,512

Technology Hardware, Storage & Peripherals – 0.5%
57,260	Apple, Inc.	10,757,436
4,598	Brother Industries Ltd.	77,815
3,765	Canon, Inc.	92,672
2,380	Dell Technologies, Inc. Class C	133,851

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)

Technology Hardware, Storage & Peripherals – (continued)
496	FUJIFILM Holdings Corp.	$29,312
19,762	Hewlett Packard Enterprise Co.	335,756
7,174	HP, Inc.	213,139
1,860	Logitech International SA	128,679
2,638	NetApp, Inc.	202,335
10,223	Ricoh Co. Ltd.	83,281
627	Seagate Technology Holdings PLC	44,385
3,609	Seiko Epson Corp.	56,511
522	Super Micro Computer, Inc.*	143,592
814	Western Digital Corp.*	36,630

		12,335,394

Textiles, Apparel & Luxury Goods – 0.2%
1,253	Adidas AG	250,061
10,719	Burberry Group PLC	295,948
579	Cie Financiere Richemont SA Class A	82,126
770	Deckers Outdoor Corp.*	407,399
212	Hermes International SCA	436,017
231	Kering SA	123,523
1,158	Lululemon Athletica, Inc.*	441,499
741	LVMH Moet Hennessy Louis Vuitton SE	626,632
3,316	Moncler SpA	224,674
4,490	NIKE, Inc. Class B	456,678
2,360	Pandora AS	244,398
3,423	Puma SE	229,405
2,227	Swatch Group AG	194,851
2,803	VF Corp.	55,387

		4,068,598

Tobacco – 0.1%
5,839	Altria Group, Inc.	258,201
7,089	British American Tobacco PLC	234,818
4,561	Imperial Brands PLC	103,268
5,352	Japan Tobacco, Inc.	117,189
4,686	Philip Morris International, Inc.	450,137

		1,163,613

Trading Companies & Distributors – 0.1%
1,537	AerCap Holdings NV*	94,556
551	Ashtead Group PLC	38,437
1,021	Brenntag SE	82,583
3,885	Bunzl PLC	139,118
7,976	Fastenal Co.	459,258
2,000	Ferguson PLC	323,120
96	IMCD NV	13,222
5,486	ITOCHU Corp.	205,886
23,125	Marubeni Corp.	377,830
5,678	Mitsubishi Corp.	280,067
6,990	Mitsui & Co. Ltd.	260,345

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – (continued)
17,897	MonotaRO Co. Ltd.	$211,368
1,749	Reece Ltd.	23,008
6,369	Sumitomo Corp.	130,987
542	Toromont Industries Ltd.	44,461
614	Toyota Tsusho Corp.	36,551
245	United Rentals, Inc.	116,752
556	Watsco, Inc.	202,690
848	WW Grainger, Inc.	605,591

		3,645,830

Transportation Infrastructure – 0.0%
322	Aena SME SA(a)	50,617
3,912	Getlink SE	65,477
9,362	Transurban Group	80,155

		196,249

Water Utilities – 0.0%
521	American Water Works Co., Inc.	72,284
1,536	Essential Utilities, Inc.	56,678
1,516	Severn Trent PLC	46,038
3,834	United Utilities Group PLC	45,911

		220,911

Wireless Telecommunication Services – 0.0%
6,282	KDDI Corp.	186,748
799	Rogers Communications, Inc. Class B	32,505
9,217	SoftBank Corp.	105,707
2,381	SoftBank Group Corp.	106,708
3,653	Tele2 AB Class B	25,808
1,228	T-Mobile U.S., Inc.*	167,315
248,392	Vodafone Group PLC	230,272

		855,063

TOTAL COMMON STOCKS (Cost $180,634,320)		$252,628,875

Shares	Dividend Rate	Value

Preferred Stocks – 0.0%

Auto Manufacturers – 0.0%
Bayerische Motoren Werke AG
2,057	9.611%	$197,640
Volkswagen AG
246	24.524	30,106

		227,746

Household Products – 0.0%
Henkel AG & Co. KGaA
1,199	2.622	91,880

TOTAL PREFERRED STOCKS (Cost $336,512)		$319,626

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

Units	Expiration Date	Value

Rights* – 0.0%
Swedish Orphan Biovitrum AB
2,602	09/14/23	$2,350
Constellation Software, Inc.
264	09/29/23	147

TOTAL RIGHTS (Cost $117)		$2,497

Warrants*(b) – 0.0%
Constellation Software, Inc.
264	03/31/40	$—
(Cost $—)

Shares	Description	Value

Exchange Traded Funds – 77.8%
1,023,459	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(c)	$30,171,571
7,485,553	Goldman Sachs MarketBeta International Equity ETF(c)	380,586,474
6,802,540	Goldman Sachs MarketBeta U.S. Equity ETF(c)	419,580,667
2,042,139	iShares Core MSCI EAFE ETF	136,639,520
6,041,395	iShares Core MSCI Emerging Markets ETF	296,390,839
511	iShares MSCI Canada ETF	17,727
2,622	iShares MSCI EAFE ETF	187,552
2,027,228	iShares MSCI EAFE Small-Cap ETF	119,971,353
1,431,332	Vanguard S&P 500 ETF	592,328,122

TOTAL EXCHANGE TRADED FUNDS (Cost $1,651,389,202)		$1,975,873,825

Shares	Dividend Rate	Value

Investment Company(c) – 8.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
201,923,035	5.234%	$201,923,035
(Cost $201,923,035)

Securities Lending Reinvestment Vehicle(c) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
12,600	5.234%	$12,600

(Cost $ 12,600)

TOTAL INVESTMENTS – 95.8% (Cost $2,034,295,786)		$2,430,760,458

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%		107,313,074

NET ASSETS – 100.0%		$2,538,073,532

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Represents an affiliated fund.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	CAD	8,600,000	USD	6,366,539	09/20/23	$105
	CHF	230,000	USD	259,040	09/20/23	1,894
	NOK	300,000	USD	28,028	09/20/23	208
	USD	31,360,491	AUD	46,660,000	09/20/23	1,104,840
	USD	900,409	CHF	790,000	09/20/23	4,158
	USD	1,793,601	DKK	12,250,000	09/20/23	9,223
	USD	2,770,176	EUR	2,540,000	09/20/23	13,291

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	776,098	GBP	610,000	09/20/23	$3,277
	USD	11,005,921	HKD	86,020,000	09/20/23	26,168
	USD	1,968,154	ILS	7,160,000	09/20/23	83,969
	USD	99,746,865	JPY	13,767,000,000	09/20/23	4,822,843
	USD	169,647	NOK	1,800,000	09/20/23	232
	USD	893,739	NZD	1,470,000	09/20/23	17,139
	USD	13,871,240	SEK	149,550,000	09/20/23	198,401
	USD	5,298,891	SGD	7,100,000	09/20/23	40,568

TOTAL						$6,326,316

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	3,690,000	USD	2,484,536	09/20/23	$(91,836)
	CAD	26,920,000	USD	20,208,693	09/20/23	(279,617)
	CHF	3,410,000	USD	3,935,962	09/20/23	(67,333)
	DKK	9,700,000	USD	1,435,514	09/20/23	(22,578)
	EUR	10,050,000	USD	11,091,379	09/20/23	(183,229)
	GBP	5,395,000	USD	6,904,327	09/20/23	(69,296)
	HKD	15,110,000	USD	1,934,212	09/20/23	(5,543)
	ILS	920,000	USD	250,180	09/20/23	(8,079)
	JPY	1,488,000,000	USD	10,568,243	09/20/23	(308,423)
	NOK	2,500,000	USD	247,326	09/20/23	(12,027)
	NZD	210,000	USD	129,847	09/20/23	(4,618)
	SEK	15,075,000	USD	1,441,473	09/20/23	(63,219)
	SGD	420,000	USD	315,514	09/20/23	(4,460)
	USD	4,677,496	AUD	7,230,000	09/20/23	(10,638)
	USD	47,640,388	CHF	42,590,000	09/20/23	(677,774)
	USD	14,146,183	DKK	97,550,000	09/20/23	(63,294)
	USD	155,985,616	EUR	144,530,000	09/20/23	(885,523)
	USD	70,558,604	GBP	56,340,000	09/20/23	(819,641)
	USD	1,036,163	HKD	8,120,000	09/20/23	(289)
	USD	136,795	ILS	520,000	09/20/23	(46)
	USD	15,940,815	JPY	2,316,000,000	09/20/23	(28,099)
	USD	2,995,852	NOK	32,700,000	09/20/23	(81,861)
	USD	95,271	NZD	160,000	09/20/23	(141)
	USD	1,535,489	SEK	16,800,000	09/20/23	(476)
	USD	599,514	SGD	810,000	09/20/23	(379)

TOTAL						$(3,688,419)

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini Russell 2000 Index	2,135	09/15/23	$202,995,800	$138,224

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	626	09/15/23	$141,350,800	$5,068,338
S&P Toronto Stock Exchange 60 Index	355	09/14/23	63,901,051	786,885

TOTAL FUTURES CONTRACTS				$5,993,447

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2023, the Fund had the following purchased options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call CHF/Put NOK	MS & Co. Int. PLC	12.548%	11/22/2023	11,050,000	$11,050,000	$119,788	$206,828	$(87,040)
Call CHF/Put SEK	MS & Co. Int. PLC	13.122	10/16/2023	25,640,000	25,640,000	39,272	484,833	(445,561)
Call JPY/Put KRW	MS & Co. Int. PLC	11.390	11/20/2023	1,012,141,000	1,012,141,000	459	130,775	(130,316)
Call USD/Put CAD	MS & Co. Int. PLC	1.456	11/17/2023	23,392,000	23,392,000	4,398	249,359	(244,961)
Call USD/Put KRW	MS & Co. Int. PLC	1,508.000	11/21/2023	8,474,000	8,474,000	2,313	126,686	(124,373)
Call USD/Put MXN	MS & Co. Int. PLC	23.942	11/20/2023	15,110,000	15,110,000	801	244,873	(244,072)
Call USD/Put NOK	MS & Co. Int. PLC	11.785	11/20/2023	7,004,000	7,004,000	16,859	122,920	(106,061)

				1,102,811,000	$1,102,811,000	$183,890	$1,566,274	$(1,382,384)

Puts
Put AUD/Call JPY	MS & Co. Int. PLC	77.470	10/16/2023	27,634,000	27,634,000	251	398,359	(398,108)
Put CAD/Call JPY	MS & Co. Int. PLC	89.940	11/20/2023	15,915,000	15,915,000	1,720	173,511	(171,791)
Put NZD/Call USD	MS & Co. Int. PLC	0.546	11/23/2023	34,709,000	34,709,000	34,791	392,457	(357,666)

				78,258,000	$78,258,000	$36,762	$964,327	$(927,565)

Total purchased option contracts				1,181,069,000	$1,181,069,000	$220,652	$2,530,601	$(2,309,949)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
Euro Stoxx 50 Index	$4,350.000	09/15/2023	(3)	$(1,305,000)	$(1,002)	$(749)	$(253)
Euro Stoxx 50 Index	4,400.000	09/15/2023	(31)	(13,640,000)	(5,143)	(14,067)	8,924
Euro Stoxx 50 Index	4,450.000	09/15/2023	(21)	(9,345,000)	(1,617)	(9,067)	7,450
Euro Stoxx 50 Index	4,500.000	09/15/2023	(7)	(3,150,000)	(266)	(1,983)	1,717
Euro Stoxx 50 Index	4,525.000	09/15/2023	(67)	(30,317,500)	(1,889)	(23,830)	21,941
Euro Stoxx 50 Index	4,550.000	09/15/2023	(39)	(17,745,000)	(803)	(14,661)	13,858
Euro Stoxx 50 Index	4,600.000	09/15/2023	(27)	(12,420,000)	(351)	(7,838)	7,487
Euro Stoxx 50 Index	4,400.000	10/20/2023	(38)	(16,720,000)	(21,262)	(19,417)	(1,845)
Euro Stoxx 50 Index	4,425.000	10/20/2023	(41)	(18,142,500)	(18,717)	(15,530)	(3,187)
Euro Stoxx 50 Index	4,500.000	10/20/2023	(23)	(10,350,000)	(5,412)	(13,277)	7,865
Euro Stoxx 50 Index	4,575.000	10/20/2023	(37)	(16,927,500)	(4,173)	(11,886)	7,713

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Euro Stoxx 50 Index	$4,650.000	10/20/2023	(13)	$(6,045,000)	$(705)	$(5,813)	$5,108
Euro Stoxx 50 Index	4,450.000	11/17/2023	(7)	(3,115,000)	(4,387)	(4,098)	(289)
FTSE 100 Index	7,450.000	09/15/2023	(7)	(5,215,000)	(6,473)	(5,140)	(1,333)
FTSE 100 Index	7,575.000	09/15/2023	(9)	(6,817,500)	(2,793)	(7,088)	4,295
FTSE 100 Index	7,650.000	09/15/2023	(4)	(3,060,000)	(583)	(4,210)	3,627
FTSE 100 Index	7,700.000	09/15/2023	(6)	(4,620,000)	(532)	(3,276)	2,744
FTSE 100 Index	7,775.000	09/15/2023	(3)	(2,332,500)	(133)	(713)	580
FTSE 100 Index	7,800.000	09/15/2023	(8)	(6,240,000)	(304)	(5,791)	5,487
FTSE 100 Index	7,850.000	09/15/2023	(6)	(4,710,000)	(152)	(2,838)	2,686
FTSE 100 Index	7,525.000	10/20/2023	(15)	(11,287,500)	(17,387)	(11,275)	(6,112)
FTSE 100 Index	7,775.000	10/20/2023	(5)	(3,887,500)	(1,457)	(3,749)	2,292
FTSE 100 Index	7,850.000	10/20/2023	(6)	(4,710,000)	(1,178)	(3,458)	2,280
FTSE 100 Index	7,875.000	10/20/2023	(1)	(787,500)	(171)	(956)	785
FTSE 100 Index	7,925.000	10/20/2023	(3)	(2,377,500)	(399)	(2,194)	1,795
Nikkei 225 Index	33,375.000	09/08/2023	(5)	(16,687,500)	(1,512)	(15,664)	14,152
Nikkei 225 Index	33,875.000	09/08/2023	(4)	(13,550,000)	(275)	(6,174)	5,899
Nikkei 225 Index	34,250.000	09/08/2023	(3)	(10,275,000)	(62)	(5,823)	5,761
Nikkei 225 Index	34,875.000	09/08/2023	(9)	(31,387,500)	(62)	(16,989)	16,927
Nikkei 225 Index	35,250.000	09/08/2023	(2)	(7,050,000)	(14)	(3,131)	3,117
Nikkei 225 Index	35,500.000	09/08/2023	(1)	(3,550,000)	(7)	(4,083)	4,076
Nikkei 225 Index	32,875.000	10/13/2023	(5)	(16,437,500)	(15,293)	(8,024)	(7,269)
Nikkei 225 Index	33,000.000	10/13/2023	(3)	(9,900,000)	(8,454)	(4,805)	(3,649)
Nikkei 225 Index	33,500.000	10/13/2023	(1)	(3,350,000)	(1,753)	(4,064)	2,311
Nikkei 225 Index	33,625.000	10/13/2023	(5)	(16,812,500)	(7,389)	(13,223)	5,834
Nikkei 225 Index	34,000.000	10/13/2023	(3)	(10,200,000)	(3,093)	(9,166)	6,073
Nikkei 225 Index	34,125.000	10/13/2023	(4)	(13,650,000)	(3,574)	(6,589)	3,015
Nikkei 225 Index	34,375.000	10/13/2023	(2)	(6,875,000)	(1,361)	(5,436)	4,075
Nikkei 225 Index	33,125.000	11/10/2023	(1)	(3,312,500)	(3,952)	(2,254)	(1,698)
Nikkei 225 Index	33,250.000	11/10/2023	(2)	(6,650,000)	(7,284)	(4,569)	(2,715)
S&P 500 Index	4,600.000	09/06/2023	(28)	(12,880,000)	(2,800)	(48,456)	45,656
S&P 500 Index	4,550.000	09/13/2023	(25)	(11,375,000)	(48,375)	(61,251)	12,876
S&P 500 Index	4,500.000	09/20/2023	(25)	(11,250,000)	(145,125)	(93,145)	(51,980)
S&P 500 Index	4,600.000	09/27/2023	(28)	(12,880,000)	(58,100)	(72,907)	14,807
S&P 500 Index	4,515.000	09/29/2023	(2)	(903,000)	(12,610)	(8,598)	(4,012)
S&P 500 Index	4,580.000	09/29/2023	(4)	(1,832,000)	(12,260)	(12,900)	640
S&P 500 Index	4,605.000	09/29/2023	(22)	(10,131,000)	(56,450)	(56,450)	—
S&P 500 Index	4,610.000	09/29/2023	(22)	(10,142,000)	(53,286)	(53,286)	—
S&P 500 Index	4,615.000	09/29/2023	(22)	(10,153,000)	(49,914)	(49,914)	—
S&P 500 Index	4,620.000	09/29/2023	(22)	(10,164,000)	(46,656)	(46,656)	—
S&P 500 Index	4,625.000	09/29/2023	(22)	(10,175,000)	(43,369)	(43,369)	—
S&P 500 Index	4,630.000	09/29/2023	(3)	(1,389,000)	(4,605)	(12,928)	8,323
S&P 500 Index	4,650.000	09/29/2023	(7)	(3,255,000)	(7,910)	(19,013)	11,103
S&P 500 Index	4,740.000	09/29/2023	(20)	(9,480,000)	(5,350)	(51,233)	45,883
S&P 500 Index	4,570.000	10/31/2023	(6)	(2,742,000)	(43,560)	(32,528)	(11,032)
S&P 500 Index	4,635.000	10/31/2023	(4)	(1,854,000)	(17,260)	(16,837)	(423)
S&P 500 Index	4,660.000	10/31/2023	(8)	(3,728,000)	(27,560)	(32,114)	4,554
S&P 500 Index	4,705.000	10/31/2023	(2)	(941,000)	(4,430)	(7,338)	2,908

			(749)	$(510,229,000)	$(790,994)	$(1,021,821)	$230,827

Puts
Euro Stoxx 50 Index	4,100.000	09/15/2023	(31)	(12,710,000)	(2,118)	(19,189)	17,071
Euro Stoxx 50 Index	4,125.000	09/15/2023	(4)	(1,650,000)	(338)	(1,921)	1,583

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Euro Stoxx 50 Index	$ 4,200.000	09/15/2023	(28)	$(11,760,000)	$(4,767)	$(15,433)	$10,666
Euro Stoxx 50 Index	4,250.000	09/15/2023	(19)	(8,075,000)	(5,336)	(9,730)	4,394
Euro Stoxx 50 Index	4,275.000	09/15/2023	(35)	(14,962,500)	(12,600)	(17,867)	5,267
Euro Stoxx 50 Index	4,300.000	09/15/2023	(46)	(19,780,000)	(21,099)	(30,468)	9,369
Euro Stoxx 50 Index	4,375.000	09/15/2023	(24)	(10,500,000)	(21,835)	(12,699)	(9,136)
Euro Stoxx 50 Index	4,100.000	10/20/2023	(41)	(16,810,000)	(13,249)	(34,274)	21,025
Euro Stoxx 50 Index	4,125.000	10/20/2023	(38)	(15,675,000)	(13,845)	(21,747)	7,902
Euro Stoxx 50 Index	4,175.000	10/20/2023	(23)	(9,602,500)	(10,674)	(15,829)	5,155
Euro Stoxx 50 Index	4,275.000	10/20/2023	(37)	(15,817,500)	(27,924)	(34,811)	6,887
Euro Stoxx 50 Index	4,350.000	10/20/2023	(13)	(5,655,000)	(14,125)	(9,471)	(4,654)
Euro Stoxx 50 Index	4,100.000	11/17/2023	(7)	(2,870,000)	(3,643)	(5,050)	1,407
FTSE 100 Index	7,025.000	09/15/2023	(7)	(4,917,500)	(399)	(6,553)	6,154
FTSE 100 Index	7,150.000	09/15/2023	(1)	(715,000)	(101)	(973)	872
FTSE 100 Index	7,225.000	09/15/2023	(9)	(6,502,500)	(1,368)	(7,097)	5,729
FTSE 100 Index	7,275.000	09/15/2023	(4)	(2,910,000)	(861)	(3,101)	2,240
FTSE 100 Index	7,300.000	09/15/2023	(2)	(1,460,000)	(507)	(1,415)	908
FTSE 100 Index	7,325.000	09/15/2023	(5)	(3,662,500)	(1,520)	(3,642)	2,122
FTSE 100 Index	7,450.000	09/15/2023	(7)	(5,215,000)	(5,365)	(5,976)	611
FTSE 100 Index	7,475.000	09/15/2023	(2)	(1,495,000)	(1,837)	(2,397)	560
FTSE 100 Index	7,525.000	09/15/2023	(5)	(3,762,500)	(6,429)	(4,246)	(2,183)
FTSE 100 Index	7,100.000	10/20/2023	(9)	(6,390,000)	(3,591)	(10,749)	7,158
FTSE 100 Index	7,150.000	10/20/2023	(8)	(5,720,000)	(3,699)	(6,497)	2,798
FTSE 100 Index	7,300.000	10/20/2023	(5)	(3,650,000)	(3,895)	(5,162)	1,267
FTSE 100 Index	7,425.000	10/20/2023	(1)	(742,500)	(1,254)	(1,143)	(111)
FTSE 100 Index	7,450.000	10/20/2023	(6)	(4,470,000)	(8,285)	(9,173)	888
FTSE 100 Index	7,500.000	10/20/2023	(3)	(2,250,000)	(4,998)	(3,486)	(1,512)
FTSE 100 Index	7,100.000	11/17/2023	(1)	(710,000)	(760)	(607)	(153)
Nikkei 225 Index	30,875.000	09/08/2023	(4)	(12,350,000)	(330)	(11,507)	11,177
Nikkei 225 Index	31,625.000	09/08/2023	(1)	(3,162,500)	(268)	(2,026)	1,758
Nikkei 225 Index	31,875.000	09/08/2023	(4)	(12,750,000)	(1,650)	(14,949)	13,299
Nikkei 225 Index	32,000.000	09/08/2023	(7)	(22,400,000)	(3,753)	(25,647)	21,894
Nikkei 225 Index	32,125.000	09/08/2023	(1)	(3,212,500)	(722)	(3,801)	3,079
Nikkei 225 Index	32,250.000	09/08/2023	(5)	(16,125,000)	(4,468)	(33,250)	28,782
Nikkei 225 Index	32,375.000	09/08/2023	(2)	(6,475,000)	(2,268)	(14,908)	12,640
Nikkei 225 Index	30,500.000	10/13/2023	(6)	(18,300,000)	(6,392)	(24,731)	18,339
Nikkei 225 Index	30,875.000	10/13/2023	(3)	(9,262,500)	(4,330)	(10,641)	6,311
Nikkei 225 Index	31,125.000	10/13/2023	(5)	(15,562,500)	(8,935)	(17,175)	8,240
Nikkei 225 Index	31,375.000	10/13/2023	(7)	(21,962,500)	(15,155)	(35,307)	20,152
Nikkei 225 Index	31,500.000	10/13/2023	(2)	(6,300,000)	(4,742)	(10,242)	5,500
Nikkei 225 Index	30,375.000	11/10/2023	(1)	(3,037,500)	(2,062)	(5,195)	3,133
Nikkei 225 Index	30,625.000	11/10/2023	(2)	(6,125,000)	(4,811)	(8,664)	3,853
S&P 500 Index	4,440.000	09/06/2023	(28)	(12,432,000)	(8,680)	(113,062)	104,382
S&P 500 Index	4,375.000	09/13/2023	(28)	(12,250,000)	(14,280)	(96,371)	82,091
S&P 500 Index	4,310.000	09/20/2023	(28)	(12,068,000)	(18,760)	(75,130)	56,370
S&P 500 Index	4,440.000	09/27/2023	(28)	(12,432,000)	(77,980)	(82,582)	4,602
S&P 500 Index	4,300.000	09/29/2023	(2)	(860,000)	(2,360)	(7,358)	4,998
S&P 500 Index	4,355.000	09/29/2023	(4)	(1,742,000)	(6,720)	(20,117)	13,397
S&P 500 Index	4,360.000	09/29/2023	(3)	(1,308,000)	(5,205)	(16,738)	11,533
S&P 500 Index	4,385.000	09/29/2023	(1)	(438,500)	(2,050)	(7,269)	5,219
S&P 500 Index	4,420.000	09/29/2023	(6)	(2,652,000)	(15,720)	(36,636)	20,916
S&P 500 Index	4,450.000	09/29/2023	(22)	(9,790,000)	(67,895)	(67,895)	—
S&P 500 Index	4,455.000	09/29/2023	(22)	(9,801,000)	(70,407)	(70,407)	—
S&P 500 Index	4,460.000	09/29/2023	(22)	(9,812,000)	(73,056)	(73,056)	—

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$ 4,465.000	09/29/2023	(22)	$(9,823,000)	$(75,545)	$(75,545)	$—
S&P 500 Index	4,470.000	09/29/2023	(22)	(9,834,000)	(78,409)	(78,409)	—
S&P 500 Index	4,490.000	09/29/2023	(4)	(1,796,000)	(17,500)	(24,197)	6,697
S&P 500 Index	4,500.000	09/29/2023	(6)	(2,700,000)	(28,200)	(36,643)	8,443
S&P 500 Index	4,510.000	09/29/2023	(7)	(3,157,000)	(35,595)	(53,494)	17,899
S&P 500 Index	4,285.000	10/31/2023	(6)	(2,571,000)	(16,650)	(33,222)	16,572
S&P 500 Index	4,340.000	10/31/2023	(4)	(1,736,000)	(13,960)	(27,397)	13,437
S&P 500 Index	4,410.000	10/31/2023	(2)	(882,000)	(9,500)	(15,758)	6,258
S&P 500 Index	4,415.000	10/31/2023	(8)	(3,532,000)	(38,840)	(40,404)	1,564

			(746)	$(479,081,500)	$(933,620)	$(1,570,439)	$636,819

Total written option contracts			(1,495)	$(989,310,500)	$(1,724,614)	$(2,592,260)	$867,646

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.625	06/13/2025	983	$2,457,500	$1,462,212	$1,903,452	$(441,239)
3 Month SOFR	97.250	03/14/2025	1,843	4,607,500	1,439,844	3,360,173	(1,920,329)
3 Month SOFR	95.250	09/13/2024	385	962,500	623,219	1,547,892	(924,673)
3 Month SOFR	95.125	06/14/2024	428	1,070,000	454,750	1,518,638	(1,063,888)
3 Month SOFR	97.750	06/14/2024	2,036	5,090,000	279,950	2,716,180	(2,436,230)
3 Month SOFR	97.250	12/13/2024	2,052	5,130,000	1,167,075	3,290,395	(2,123,320)
3 Month SOFR	97.250	09/13/2024	1,214	3,035,000	440,075	1,623,613	(1,183,539)
3 Month SOFR	97.250	06/14/2024	807	2,017,500	166,444	779,129	(612,685)
3 Month SOFR	95.000	03/15/2024	777	1,942,500	451,631	2,288,516	(1,836,885)
3 Month SOFR	97.750	03/15/2024	2,323	5,807,500	174,225	2,749,256	(2,575,031)
3 Month SOFR	97.500	12/15/2023	1,534	3,835,000	57,525	1,910,371	(1,852,846)
3 Month SOFR	96.500	03/14/2025	966	2,415,000	1,285,987	1,863,201	(577,214)
3 Month SOFR	96.250	12/13/2024	915	2,287,500	1,080,844	1,714,070	(633,226)
3 Month SOFR	96.000	09/13/2024	907	2,267,500	850,313	1,617,407	(767,094)
3 Month SOFR	97.250	09/15/2023	637	1,592,500	3,981	878,149	(874,168)
3 Month SOFR	96.625	09/12/2025	921	2,302,500	1,519,650	1,888,445	(368,795)
3 Month SOFR	97.250	06/13/2025	2,670	6,675,000	2,569,875	2,854,785	(284,910)
3 Month SOFR	97.000	03/14/2025	2,074	5,185,000	1,944,375	2,263,037	(318,662)
3 Month SOFR	97.500	09/12/2025	3,092	7,730,000	2,763,475	3,074,948	(311,473)
3 Month SOFR	97.500	12/12/2025	2,880	7,200,000	2,772,000	3,083,882	(311,882)
3 Month SOFR	98.500	06/14/2024	4,062	10,155,000	304,650	475,649	(170,999)

TOTAL			33,506	$83,765,000	$21,812,100	$43,401,188	$(21,589,088)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued) August 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations(a)(b) – 32.9%

U.S. Treasury Bills
$187,500,000	0.000%	11/02/23	$ 185,795,225
187,500,000	0.000	11/30/23	185,012,766
187,500,000	0.000	12/28/23	184,249,039
187,500,000	0.000	01/25/24	183,486,673

TOTAL U.S. TREASURY OBLIGATIONS (Cost $740,490,297)			$ 738,543,703

Shares	Dividend Rate		Value

Investment Company(c) – 59.7%

Goldman Sachs Financial Square Government Fund — Institutional Shares
1,340,575,888	5.234%		$1,340,575,888
(Cost $1,340,575,888)

TOTAL INVESTMENTS – 92.6% (Cost $2,081,066,185)			$2,079,119,591

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.4%			165,410,628

NET ASSETS – 100.0%			$2,244,530,219

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for options.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Represents an affiliated fund.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	CAD	4,690,000	USD	3,463,757	09/20/23	$8,285
	CHF	52,520,000	USD	59,576,450	09/20/23	7,252
	GBP	34,830,000	USD	43,415,938	09/20/23	710,869
	NZD	134,490,000	USD	80,039,371	09/20/23	160,628
	USD	15,944,663	AUD	23,660,000	09/20/23	602,857
	USD	96,370,311	CAD	128,680,000	09/20/23	1,107,551
	USD	18,764,744	GBP	14,750,000	09/20/23	77,681
	USD	31,872,011	JPY	4,495,630,000	09/20/23	874,460
	USD	130,933,842	NZD	216,400,000	09/20/23	1,888,710

TOTAL						$5,438,293

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	38,140,000	USD	25,465,201	09/20/23	$(734,157)
	CAD	30,450,000	USD	23,104,970	09/20/23	(562,609)
	CHF	31,860,000	USD	36,859,126	09/20/23	(714,100)
	EUR	30,950,000	USD	33,940,791	09/20/23	(348,030)
	JPY	5,509,270,000	USD	39,880,073	09/20/23	(1,893,434)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments (continued) August 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC (continued)	NZD	67,370,000	USD	41,819,934	09/20/23	$(1,645,393)
	USD	3,635,724	AUD	5,620,000	09/20/23	(8,441)
	USD	129,054,333	CHF	114,620,000	09/20/23	(981,538)
	USD	33,306,952	EUR	30,950,000	09/20/23	(285,809)
	USD	8,256,953	GBP	6,520,000	09/20/23	(3,362)
	USD	15,587,896	JPY	2,265,660,000	09/20/23	(33,921)

TOTAL						$(7,210,794)

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	9,426	12/19/23	$1,046,580,563	$10,433,234
S&P 500 E-Mini Index	5,966	09/15/23	1,347,122,800	4,159,177

Total				$14,592,411

Short position contracts:
20 Year U.S. Treasury Bonds	(1,740)	12/19/23	(211,736,250)	(2,858,115)
3 Month SOFR	(593)	12/17/24	(141,556,513)	(43,640)

Total				$(2,901,755)

TOTAL FUTURES CONTRACTS				$11,690,656

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2023, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
S&P 500 Index	$3,450.000	09/01/2023	461	$159,045,000	$1,153	$51,056	$(49,903)
S&P 500 Index	3,975.000	09/01/2023	392	155,820,000	2,940	10,094	(7,154)
S&P 500 Index	4,370.000	09/01/2023	1	437,000	18	811	(793)
S&P 500 Index	3,200.000	09/05/2023	464	148,480,000	1,160	38,622	(37,462)
S&P 500 Index	4,435.000	09/05/2023	1	443,500	155	981	(826)
S&P 500 Index	3,200.000	09/06/2023	462	147,840,000	1,155	41,969	(40,814)
S&P 500 Index	4,470.000	09/06/2023	1	447,000	720	951	(231)
S&P 500 Index	3,200.000	09/07/2023	464	148,480,000	1,160	31,994	(30,834)
S&P 500 Index	4,480.000	09/07/2023	1	448,000	1,061	1,061	—
S&P 500 Index	3,450.000	09/08/2023	465	160,425,000	5,812	69,444	(63,632)
S&P 500 Index	3,400.000	09/11/2023	466	158,440,000	6,990	38,839	(31,849)
S&P 500 Index	3,400.000	09/13/2023	464	157,760,000	11,600	49,441	(37,841)
S&P 500 Index	3,300.000	09/15/2023	468	154,440,000	10,530	47,151	(36,621)
S&P 500 Index	3,340.000	09/15/2023	472	157,648,000	11,800	49,885	(38,085)
S&P 500 Index	3,430.000	09/15/2023	464	159,152,000	13,920	49,068	(35,148)
S&P 500 Index	3,200.000	09/18/2023	473	151,360,000	9,460	46,173	(36,713)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$3,200.000	09/19/2023	475	$152,000,000	$9,500	$37,668	$(28,168)
S&P 500 Index	3,200.000	09/20/2023	471	150,720,000	11,775	37,892	(26,117)
S&P 500 Index	3,400.000	09/21/2023	467	158,780,000	21,015	46,167	(25,152)
S&P 500 Index	3,300.000	09/22/2023	467	154,110,000	17,512	42,380	(24,868)
S&P 500 Index	3,600.000	09/27/2023	461	165,960,000	43,795	51,408	(7,613)
S&P 500 Index	3,225.000	09/29/2023	471	151,897,500	21,195	47,453	(26,258)
S&P 500 Index	3,440.000	09/29/2023	467	160,648,000	36,192	47,189	(10,997)
S&P 500 Index	3,550.000	09/29/2023	457	162,235,000	43,415	52,504	(9,089)
S&P 500 Index	3,625.000	09/29/2023	453	164,212,500	52,435	52,435	—

Total purchased option contracts			9,708	$3,281,228,500	$336,468	$942,636	$(606,168)

Written option contracts
Puts
S&P 500 Index	4,160.000	09/01/2023	(1,917)	(797,472,000)	(19,170)	(246,584)	227,414
S&P 500 Index	4,215.000	09/05/2023	(1,903)	(802,114,500)	(52,333)	(186,494)	134,161
S&P 500 Index	4,280.000	09/06/2023	(1,878)	(803,784,000)	(89,205)	(259,164)	169,959
S&P 500 Index	4,305.000	09/07/2023	(1,862)	(801,591,000)	(139,650)	(275,576)	135,926
S&P 500 Index	4,335.000	09/08/2023	(1,838)	(796,773,000)	(253,644)	(253,644)	—

Total written option contracts			(9,398)	$(4,001,734,500)	$(554,002)	$(1,221,462)	$667,460

TOTAL			310	$(720,506,000)	$(217,534)	$(278,826)	$61,292

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Puts
20 Year U.S. Treasury Bonds	$116.000	09/22/2023	(1,160)	$(1,160,000)	$(145,000)	$(590,170)	$445,170
20 Year U.S. Treasury Bonds	119.000	09/22/2023	(1,180)	(1,180,000)	(590,000)	(1,046,453)	456,453
20 Year U.S. Treasury Bonds	118.000	10/27/2023	(1,197)	(1,197,000)	(1,136,342)	(1,136,342)	—

TOTAL			(3,537)	$(3,537,000)	$(1,871,342)	$(2,772,965)	$901,623

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NZD	—New Zealand Dollar
USD	—U.S. Dollar

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Schedule of Investments August 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations(a)(b) – 44.3%

U.S. Treasury Bills
$50,000,000	0.000%	11/02/23	$ 49,545,393
50,000,000	0.000	11/30/23	49,336,737
50,000,000	0.000	12/28/23	49,133,077
50,000,000	0.000	01/25/24	48,929,780

TOTAL U.S. TREASURY OBLIGATIONS (Cost $197,464,079)			$196,944,987

Shares	Dividend Rate		Value

Investment Company(c) – 53.3%

Goldman Sachs Financial Square Government Fund — Institutional Shares
236,564,769	5.234%		$236,564,769
(Cost $236,564,769)

TOTAL INVESTMENTS – 97.6% (Cost $434,028,848)			$433,509,756

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%			10,456,784

NET ASSETS – 100.0%			$443,966,540

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for options.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Represents an affiliated fund.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	1,338	12/29/23	$272,690,673	$607,632
5 Year U.S. Treasury Notes	1,604	12/29/23	171,502,687	910,771
S&P 500 E-Mini Index	9	09/15/23	2,032,200	34,785

TOTAL FUTURES CONTRACTS				$1,553,188

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2023, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
S&P 500 Index	$3,450.000	09/01/2023	98	$33,810,000	$245	$10,854	$(10,609)
S&P 500 Index	3,200.000	09/05/2023	98	31,360,000	245	8,157	(7,912)
S&P 500 Index	3,200.000	09/06/2023	98	31,360,000	245	8,903	(8,658)
S&P 500 Index	3,200.000	09/07/2023	98	31,360,000	245	6,757	(6,512)
S&P 500 Index	3,450.000	09/08/2023	99	34,155,000	1,237	14,784	(13,547)
S&P 500 Index	3,400.000	09/11/2023	99	33,660,000	1,485	8,251	(6,766)
S&P 500 Index	3,400.000	09/13/2023	99	33,660,000	2,475	10,549	(8,074)
S&P 500 Index	3,300.000	09/15/2023	100	33,000,000	2,250	10,075	(7,825)
S&P 500 Index	3,340.000	09/15/2023	100	33,400,000	2,500	10,569	(8,069)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$3,430.000	09/15/2023	99	$33,957,000	$2,969	$10,469	$(7,500)
S&P 500 Index	3,200.000	09/18/2023	101	32,320,000	2,020	9,859	(7,839)
S&P 500 Index	3,200.000	09/19/2023	101	32,320,000	2,020	8,009	(5,989)
S&P 500 Index	3,200.000	09/20/2023	101	32,320,000	2,525	8,126	(5,601)
S&P 500 Index	3,400.000	09/21/2023	101	34,340,000	4,545	9,985	(5,440)
S&P 500 Index	3,300.000	09/22/2023	100	33,000,000	3,750	9,075	(5,325)
S&P 500 Index	3,600.000	09/27/2023	100	36,000,000	9,501	11,152	(1,651)
S&P 500 Index	3,225.000	09/29/2023	101	32,572,500	4,545	10,176	(5,631)
S&P 500 Index	3,440.000	09/29/2023	101	34,744,000	7,828	10,206	(2,378)
S&P 500 Index	3,550.000	09/29/2023	98	34,790,000	9,310	11,259	(1,949)
S&P 500 Index	3,625.000	09/29/2023	97	35,162,500	11,228	11,228	—

Total purchased option contracts			1,989	$667,291,000	$71,168	$198,443	$(127,275)

Written option contracts
Puts
S&P 500 Index	4,160.000	09/01/2023	(407)	(169,312,000)	(4,070)	(52,352)	48,282
S&P 500 Index	4,215.000	09/05/2023	(405)	(170,707,500)	(11,137)	(39,690)	28,553
S&P 500 Index	4,280.000	09/06/2023	(401)	(171,628,000)	(19,048)	(55,338)	36,290
S&P 500 Index	4,305.000	09/07/2023	(396)	(170,478,000)	(29,700)	(58,608)	28,908
S&P 500 Index	4,335.000	09/08/2023	(393)	(170,365,500)	(54,234)	(54,234)	—

Total written option contracts			(2,002)	$(852,491,000)	$(118,189)	$(260,222)	$142,033

TOTAL			(13)	$(185,200,000)	$(47,021)	$(61,779)	$14,758

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Agency Debentures – 7.6%

Sovereign – 7.6%
Federal Farm Credit Banks Funding Corp.
$11,650,000	5.070	%(a)	01/11/24	$11,623,205
12,964,000	5.500	(a)	08/07/24	12,937,424
(Fed Funds Rate + 0.155%)
512,000	5.485	(b)	06/27/25	512,123
(Federal Reserve Bank Prime Loan Rate - 3.010%)
166,000	5.490	(b)	08/07/25	165,963
(Secured Overnight Financing Rate + 0.125%)
883,000	5.425	(b)	02/04/25	883,026
(Secured Overnight Financing Rate + 0.145%)
627,000	5.445	(b)	04/28/25	627,069
(Secured Overnight Financing Rate + 0.200%)
140,000	5.500	(b)	12/05/24	140,113
Federal Home Loan Banks
2,700,000	4.670		11/17/23	2,694,087
2,000,000	4.700		11/24/23	1,995,220
2,300,000	4.680		11/29/23	2,294,480
72,150,000	5.000	(a)	02/21/24	71,929,009
29,425,000	5.165	(a)	03/08/24	29,365,562
30,270,000	5.500	(a)	04/01/24	30,253,351
25,560,000	5.340	(a)	04/23/24	25,487,665
14,910,000	5.540	(a)	04/24/24	14,892,108
14,830,000	5.330	(a)	04/26/24	14,802,713
14,860,000	5.370	(a)	05/21/24	14,815,123
14,875,000	5.300	(a)	05/22/24	14,828,144
27,925,000	5.360	(a)	06/11/24	27,112,662
17,455,000	5.375	(a)	06/11/24	17,384,133
8,250,000	5.490	(a)	07/15/24	8,230,943
8,280,000	5.520	(a)	07/15/24	8,260,625
(Secured Overnight Financing Rate + 0.115%)
280,000	5.415	(b)	11/06/24	280,017
(Secured Overnight Financing Rate + 0.120%)
555,000	5.420	(b)	01/03/25	555,061
(Secured Overnight Financing Rate + 0.125%)
555,000	5.425	(b)	02/03/25	555,017
(Secured Overnight Financing Rate + 0.135%)
555,000	5.435	(b)	05/02/25	554,933
(Secured Overnight Financing Rate + 0.150%)
1,535,000	5.450	(b)	05/28/25	1,535,123
(Secured Overnight Financing Rate + 0.155%)
915,000	5.455	(b)	07/08/25	915,027
(Secured Overnight Financing Rate + 0.155%)
365,000	5.455	(b)	08/21/25	364,960
(Secured Overnight Financing Rate + 0.155%)
245,000	5.455	(b)	08/22/25	244,907
(Secured Overnight Financing Rate + 0.160%)
355,000	5.460	(b)	08/08/25	355,014
Federal Home Loan Mortgage Corp.(a)
14,908,000	5.400		06/11/24	14,867,152
14,908,000	5.380		06/12/24	14,862,083
Federal National Mortgage Association(a)
10,437,000	5.505		07/26/24	10,416,857

TOTAL AGENCY DEBENTURES (Cost $358,299,462)				$356,740,899

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 1.0%

Banks – 1.0%
Euroclear Bank SA/NV(c)
$34,752,000	0.000%		02/02/24	$33,940,480
Mizuho Bank Ltd.(b)
(Secured Overnight Financing Rate + 0.340%)
7,102,000	5.640		11/17/23	7,104,372
(Secured Overnight Financing Rate + 0.600%)
4,667,000	5.900		02/26/24	4,671,595

TOTAL CORPORATE OBLIGATIONS (Cost $45,665,224)				$45,716,447

U.S. Treasury Obligations(b) – 1.3%

U.S. Treasury Floating Rate Notes
(3 mo. Treasury money market yield + 0.035%)
$28,421,800	5.448	%(d)	10/31/23	$28,422,674
(3 mo. Treasury money market yield + 0.140%)
33,738,000	5.553		10/31/24	33,766,364
(3 mo. Treasury money market yield + 0.169%)
890,500	5.582		04/30/25	890,754

TOTAL U.S. TREASURY OBLIGATIONS (Cost $63,011,708)				$63,079,792

Shares	Description			Value

Exchange Traded Funds – 1.6%
253,828	Alerian MLP ETF(e)			$10,439,946
38,425	Invesco DB Commodity Index Tracking Fund			944,871
11,620	iShares Core S&P 500 ETF			5,260,258
102,259	iShares Gold Trust			3,758,018
24,984	iShares iBoxx High Yield Corporate Bond ETF			1,880,795
3,557,899	Sprott Physical Uranium Trust			52,267,832

TOTAL EXCHANGE TRADED FUNDS (Cost $67,750,286)				$74,551,720

Shares	Dividend Rate			Value

Investment Companies(f) – 32.2%

Goldman Sachs Energy Infrastructure Fund – Class R6
6,171,616	2.038%			$70,294,705
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,437,534,239	5.234			1,437,534,239

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Shares	Dividend Rate	Value

Investment Companies(f) – (continued)

Goldman Sachs MLP Energy Infrastructure Fund - Class R6
75,525	4.783%	$2,352,619

TOTAL INVESTMENT COMPANIES (Cost $1,470,999,791)		$1,510,181,563

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 43.7% (Cost $2,005,726,471)		$2,050,270,421

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 53.7%

Certificates of Deposit – 16.9%
Banco Santander SA(b)
(Secured Overnight Financing Rate + 0.490%)
$5,950,000	5.790%		02/09/24	$5,950,562
(Secured Overnight Financing Rate + 0.710%)
23,667,000	6.010		04/19/24	23,686,188
Bank of America NA
7,592,000	5.440		02/08/24	7,575,905
1,147,000	5.960		08/15/24	1,147,615
Bank of Montreal
4,500,000	5.000		10/06/23	4,497,127
Bank of Nova Scotia(b)(g)
(Secured Overnight Financing Rate + 0.390%)
2,358,000	5.690		02/13/24	2,358,317
(Secured Overnight Financing Rate + 0.740%)
3,738,000	6.040		12/06/23	3,743,176
Barclays Bank PLC(b)
(Secured Overnight Financing Rate + 0.460%)
16,028,000	5.760	(g)	11/03/23	16,034,475
(Secured Overnight Financing Rate + 0.500%)
10,843,000	5.800		02/16/24	10,848,848
(Secured Overnight Financing Rate + 0.700%)
4,300,000	6.000		10/04/23	4,302,038
Barton Capital SA (b)(g) (Secured Overnight Financing Rate + 0.360%)
9,289,000	5.660		10/31/23	9,292,079
Bayerische Landesbank
400,000	5.300		01/25/24	399,181
11,758,000	5.820		03/08/24	11,751,917
(Secured Overnight Financing Rate + 0.635%)
3,180,000	5.935	(b)	01/11/24	3,182,707
BNP Paribas SA (b) (Secured Overnight Financing Rate + 0.270%)
22,235,000	5.570		03/08/24	22,222,212
BPCE SA (b)(g) (Secured Overnight Financing Rate + 0.370%)
14,000,000	5.670		11/01/23	14,003,346
Brighthouse Financial Short Term Funding LLC(b)(g)
(Secured Overnight Financing Rate + 0.730%)
13,464,900	6.030		12/22/23	13,481,927
(Secured Overnight Financing Rate + 0.750%)
14,774,000	6.050		09/05/23	14,775,206
Canadian Imperial Bank of Commerce
5,055,000	5.540		10/20/23	5,054,501
CDP Financial, Inc.(b)(g) (Secured Overnight Financing Rate + 0.800%)
7,466,000	6.100		11/01/23	7,473,374

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Certificates of Deposit – (continued)
Citibank NA
$17,900,000	5.780%		03/07/24	$17,890,858
(Secured Overnight Financing Rate + 0.700%)
4,209,000	6.000	(b)	12/13/23	4,214,042
Citigroup Global Markets, Inc.(b)(g) (Secured Overnight Financing Rate + 0.650%)
3,368,000	5.950		09/21/23	3,369,060
Collateralized Commercial Paper FLEX Co. LLC(g)
5,270,000	5.870	(a)	02/26/24	5,269,955
26,693,000	5.880		02/27/24	26,694,296
14,917,000	5.920	(a)	02/28/24	14,920,359
Collateralized Commercial Paper V Co. LLC(a)(b) (Secured Overnight Financing Rate + 0.470%)
7,579,000	5.770		02/14/24	7,580,656
Commonwealth Bank of Australia(b)
(Secured Overnight Financing Rate + 0.400%)
173,000	5.700		01/29/24	173,057
(Secured Overnight Financing Rate + 0.500%)
13,726,000	5.800		04/26/24	13,728,808
Cooperatieve Rabobank UA
6,000,000	5.750		03/07/24	5,998,751
16,400,000	5.750		06/17/24	16,374,525
8,006,000	5.960		07/24/24	8,006,985
Credit Agricole CIB
8,768,000	5.530		11/03/23	8,766,284
7,884,000	5.510		11/21/23	7,880,688
Credit Industriel et Commercial(b)
(Secured Overnight Financing Rate + 0.380%)
4,477,000	5.680		11/16/23	4,478,703
(Secured Overnight Financing Rate + 0.440%)
7,629,000	5.740		01/31/24	7,634,179
(Secured Overnight Financing Rate + 0.450%)
11,255,000	5.750		01/09/24	11,262,223
DNB Bank ASA(b)(g)
(Secured Overnight Financing Rate + 0.340%)
3,500,000	5.640		11/10/23	3,501,374
(Secured Overnight Financing Rate + 0.400%)
9,379,000	5.700		01/17/24	9,383,888
HSBC Bank USA NA(b)
(Secured Overnight Financing Rate + 0.590%)
8,795,000	5.890		10/04/23	8,797,590
(Secured Overnight Financing Rate + 0.660%)
6,019,000	5.960		01/03/24	6,024,605
JP Morgan Securities LLC(a)(g)
29,389,000	5.330		01/24/24	29,331,638
(Secured Overnight Financing Rate + 0.660%)
6,371,000	5.960	(b)	08/02/24	6,373,269
Landesbank Baden-Wuerttemberg
19,085,000	5.220		01/17/24	19,040,236
Lloyds Bank Corporate Markets PLC
4,894,000	5.530		02/14/24	4,886,220
(Secured Overnight Financing Rate + 0.670%)
10,871,000	5.970	(b)	08/14/24	10,880,228
Macquarie Bank Ltd.(b)(g) (Secured Overnight Financing Rate + 0.520%)
12,627,000	5.820		02/15/24	12,634,349

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued) August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Certificates of Deposit – (continued)
Matchpoint Finance PLC(b)(g)
(Secured Overnight Financing Rate + 0.430%)
$14,034,000	5.730%		11/27/23	$14,038,892
(Secured Overnight Financing Rate + 0.460%)
11,428,000	5.760		12/04/23	11,432,808
Mizuho Bank Ltd.(b)
(Secured Overnight Financing Rate + 0.450%)
5,878,000	5.750		01/24/24	5,880,680
(Secured Overnight Financing Rate + 0.520%)
4,007,000	5.820		10/02/23	4,008,306
MUFG Bank Ltd.
9,937,000	5.700		11/30/23	9,939,561
National Bank of Kuwait SAKP
10,657,000	5.780		11/08/23	10,659,124
Natixis SA
1,218,000	4.290		09/08/23	1,217,668
Nordea Bank Abp(b)
(Secured Overnight Financing Rate + 0.250%)
1,376,000	5.550	(g)	03/01/24	1,375,429
(Secured Overnight Financing Rate + 0.450%)
3,148,000	5.750	(g)	01/18/24	3,149,760
(Secured Overnight Financing Rate + 0.530%)
5,058,000	5.830		04/26/24	5,061,040
(Secured Overnight Financing Rate + 0.570%)
7,077,000	5.870		08/14/24	7,079,956
(Secured Overnight Financing Rate + 0.610%)
33,000	5.910		01/04/24	33,038
Old Line Funding LLC(b)(g) (Secured Overnight Financing Rate + 0.380%)
13,326,000	5.680		11/25/23	13,329,411
Ridgefield Funding Co. LLC(b)(g) (Secured Overnight Financing Rate + 0.350%)
14,917,000	5.650		09/13/23	14,917,727
Royal Bank of Canada
3,510,000	4.290		09/13/23	3,508,467
(Secured Overnight Financing Rate + 0.640%)
1,000,000	5.940	(b)(g)	07/08/24	1,000,658
(Secured Overnight Financing Rate + 0.700%)
3,794,000	6.000	(b)	03/27/24	3,800,731
Sheffield Receivables Co. LLC(b)(g) (Secured Overnight Financing Rate + 0.300%)
272,000	5.600		10/25/23	272,060
Skandinaviska Enskilda Banken AB(b)(g)
(Secured Overnight Financing Rate + 0.580%)
16,910,000	5.880		08/02/24	16,902,272
(Secured Overnight Financing Rate + 0.650%)
28,761,000	5.950		05/31/24	28,790,670
Standard Chartered Bank(b) (Secured Overnight Financing Rate + 0.640%)
8,765,000	5.940		02/20/24	8,774,157
Standard Chartered Bank PLC
1,500,000	5.230		10/05/23	1,499,606
10,476,000	6.070		07/23/24	10,481,664
Starbird Funding Corp.(b)(g) (Secured Overnight Financing Rate + 0.500%)
24,463,000	5.800		10/04/23	24,470,779

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Certificates of Deposit – (continued)
Sumitomo Mitsui Banking Corp.(b)
(Secured Overnight Financing Rate + 0.300%)
$6,685,000	5.600%		03/07/24	$6,682,178
(Secured Overnight Financing Rate + 0.700%)
9,371,000	6.000		08/14/24	9,373,323
(Secured Overnight Financing Rate + 0.920%)
20,910,000	6.220		11/30/23	20,947,585
Svenska Handelsbanken AB(b)
(Secured Overnight Financing Rate + 0.400%)
13,946,000	5.700		10/13/23	13,950,064
(Secured Overnight Financing Rate + 0.570%)
7,335,000	5.870		01/09/24	7,343,110
Swedbank AB
5,600,000	5.940		07/26/24	5,599,770
9,045,000	5.930		08/15/24	9,047,367
Thunder Bay Funding LLC(a)(b)(g) (Secured Overnight Financing Rate + 0.410%)
4,250,000	5.710		11/06/23	4,251,326
Toronto-Dominion Bank
1,468,000	4.770		01/17/24	1,468,673
22,440,000	5.250	(a)	01/25/24	22,385,672
(Secured Overnight Financing Rate + 0.480%)
7,529,000	5.780	(b)(g)	05/09/24	7,527,575
Wells Fargo Bank NA(b)
(Secured Overnight Financing Rate + 0.500%)
10,575,000	5.800		05/14/24	10,576,415
(Secured Overnight Financing Rate + 0.610%)
14,493,000	5.910		04/19/24	14,509,473

				792,164,522

Commercial Paper – 36.8%
3M Co.(c)(g)
15,931,000	0.000		09/07/23	15,914,644
Albion Capital Corp. SA/Albion Capital LLC(c)
12,139,000	0.000		10/20/23	12,045,041
Alimentation Couche-Tard, Inc.(c)(g)
19,449,000	0.000		10/02/23	19,351,824
Antalis SA(c)(g)
15,875,000	0.000		10/13/23	15,772,663
7,852,000	0.000		11/01/23	7,778,070
19,512,000	0.000		11/02/23	19,325,187
AT&T, Inc.(c)(g)
2,500,000	0.000		01/23/24	2,442,675
17,909,000	0.000		02/26/24	17,397,155
6,518,000	0.000		03/25/24	6,302,499
Atlantic Asset Securitization LLC(c)(g)
7,262,000	0.000		11/02/23	7,192,421
8,651,000	0.000		11/22/23	8,541,141
BASF SE(c)(g)
6,865,000	0.000		12/18/23	6,749,369
Bayer Corp.(c)(g)
12,650,000	0.000		07/08/24	12,001,080
15,950,000	0.000		07/09/24	15,129,313
2,100,000	0.000		08/12/24	1,980,716
Cabot Trail Funding LLC(c)(g)
26,764,000	0.000		02/09/24	26,085,211
8,672,000	0.000		02/22/24	8,434,285

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Commercial Paper – (continued)
Caisse des Depots et Consignations(c)(g)
$37,996,000	0.000%		10/02/23	$37,815,511
Canadian National Railway Co.(c)(g)
2,597,000	0.000		09/01/23	2,596,609
2,000,000	0.000		12/14/23	1,967,333
CDP Financial, Inc.(c)(g)
15,000,000	0.000		11/27/23	14,800,643
14,613,000	0.000		01/16/24	14,304,685
Chariot Funding LLC(c)(g)
17,600,000	0.000		10/18/23	17,473,139
8,900,000	0.000		11/01/23	8,816,418
Charta LLC(c)(g)
15,001,000	0.000		10/17/23	14,895,282
Cigna Group(c)(g)
25,000,000	0.000		11/17/23	24,697,100
Coca-Cola Co.(c)(g)
1,592,000	0.000		05/22/24	1,529,609
Credit Industriel et Commercial(b)(c)(g) (Secured Overnight Financing Rate + 0.330%)
5,000,000	5.630		10/31/23	5,001,329
Deaconess Hospital Obligated Group(c)
31,310,000	0.000		09/06/23	31,281,946
Dexia Credit Local SA(c)(g)
44,507,000	0.000		11/15/23	43,995,204
DNB Bank ASA(c)
2,968,000	0.000		11/16/23	2,967,388
12,731,000	0.000	(g)	07/31/24	12,071,365
Equitable Short Term Funding LLC(c)(g)
13,500,000	0.000		07/09/24	12,848,217
Estee Lauder Cos., Inc.(c)(g)
29,700,000	0.000		10/13/23	29,509,287
Fairway Finance Co. LLC(c)(g)
6,620,000	0.000		01/22/24	6,471,897
12,047,000	0.000		02/21/24	11,718,541
Federation des Caisses Desjardins du Quebec(c)(g)
3,663,000	0.000		02/14/24	3,568,421
General Dynamics Corp.(c)(g)
15,200,000	0.000		09/27/23	15,138,816
GlaxoSmithKline LLC(c)(g)
14,500,000	0.000		11/20/23	14,322,585
Glencore Funding LLC(c)(g)
15,326,000	0.000		11/10/23	15,153,650
17,001,000	0.000		02/01/24	16,581,586
Gotham Funding Corp.(c)(g)
5,125,000	0.000		10/23/23	5,083,954
4,419,000	0.000		12/01/23	4,356,832
GTA Funding LLC(c)(g)
9,470,000	0.000		01/12/24	9,273,343
HSBC USA, Inc.(c)(g)
11,009,000	0.000		03/01/24	10,681,564
4,203,000	0.000		05/20/24	4,020,089
3,509,000	0.000		05/24/24	3,353,786
3,402,000	0.000		06/27/24	3,231,276
ING U.S. Funding LLC(c)
4,289,000	0.000		04/01/24	4,145,765
Keurig Dr Pepper, Inc.(c)(g)
9,226,000	0.000		10/02/23	9,180,559
10,907,000	0.000		10/03/23	10,853,677

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)

Commercial Paper – (continued)
Kreditanstalt fuer Wiederaufbau(c)(g)
$31,028,000	0.000%	02/01/24	$30,297,316
20,461,000	0.000	02/02/24	19,975,856
35,858,000	0.000	02/22/24	34,893,544
La Fayette Asset Securitization LLC(c)(g)
26,345,000	0.000	11/06/23	26,078,468
10,058,000	0.000	11/28/23	9,921,537
Liberty Street Funding LLC(c)(g)
21,169,000	0.000	11/10/23	20,940,335
4,636,000	0.000	01/05/24	4,544,757
Lime Funding LLC(c)(g)
8,136,000	0.000	11/20/23	8,035,775
LMA-Americas LLC(c)(g)
12,447,000	0.000	10/13/23	12,365,795
4,208,000	0.000	10/18/23	4,177,310
14,435,000	0.000	11/03/23	14,293,986
12,000,000	0.000	11/14/23	11,862,250
15,477,000	0.000	11/21/23	15,282,438
L’Oreal SA(c)(g)
7,767,000	0.000	10/13/23	7,717,766
LVMH Moet Hennessy Louis Vuitton SE(c)(g)
13,500,000	0.000	01/03/24	13,246,828
3,000,000	0.000	03/25/24	2,905,418
1,563,000	0.000	04/12/24	1,509,370
7,706,000	0.000	05/20/24	7,396,481
LVMH Moet Hennessy Louis Vuitton, Inc.(c)(g)
4,777,000	0.000	06/06/24	4,572,874
Macquarie Bank Ltd.(c)(g)
6,112,000	0.000	01/25/24	5,971,490
5,000,000	0.000	01/30/24	4,881,144
Matchpoint Finance PLC(c)(g)
4,532,000	0.000	11/08/23	4,484,581
McCormick & Co., Inc.(c)(g)
6,513,000	0.000	09/12/23	6,501,162
Mercy Health(c)
13,900,000	0.000	09/01/23	13,897,940
MetLife Short Term Funding LLC(c)(g)
13,338,000	0.000	09/01/23	13,336,028
1,000,000	0.000	01/04/24	980,792
Mont Blanc Capital Corp.(c)(g)
7,221,000	0.000	11/10/23	7,143,441
3,876,000	0.000	11/14/23	3,831,951
2,174,000	0.000	11/15/23	2,148,955
Nestle Finance International Ltd.(c)(g)
20,917,000	0.000	09/01/23	20,913,978
NextEra Energy Capital Holdings, Inc.(c)(g)
11,334,000	0.000	09/07/23	11,321,637
Novartis Finance Corp.(c)(g)
45,678,000	0.000	11/07/23	45,216,744
NRW Bank(c)(g)
49,481,000	0.000	02/28/24	48,109,479
Nutrien Ltd.(c)(g)
10,000,000	0.000	09/07/23	9,989,306
21,254,000	0.000	09/25/23	21,171,892
Oesterreichische Kontrollbank AG(c)
34,401,000	0.000	09/11/23	34,345,048
Parker-Hannifin Corp.(c)(g)
6,800,000	0.000	10/03/23	6,765,430

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued) August 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Commercial Paper – (continued)
$11,000,000	0.000%		10/10/23	$10,931,763
19,000,000	0.000		10/13/23	18,872,934
15,000,000	0.000		11/22/23	14,796,788
PepsiCo, Inc.(c)(g)
3,900,000	0.000		03/15/24	3,785,737
Philip Morris International, Inc.(c)(g)
19,550,000	0.000		10/16/23	19,415,330
14,149,000	0.000		10/24/23	14,034,478
Podium Funding Trust(c)
29,515,000	0.000		12/15/23	29,035,196
Procter & Gamble Co.(c)(g)
6,283,000	0.000		09/14/23	6,270,158
Pure Grove Funding(c)(g)
13,245,000	0.000		11/29/23	13,063,212
13,033,000	0.000		12/05/23	12,841,884
21,739,000	0.000		01/05/24	21,311,988
10,851,000	0.000		01/18/24	10,615,196
13,136,000	0.000		01/24/24	12,837,774
5,240,000	0.000		02/05/24	5,110,844
Salisbury Receivables Co. LLC(c)(g)
10,829,000	0.000		10/26/23	10,738,003
28,943,000	0.000		01/26/24	28,265,329
Sanofi(c)(g)
30,752,000	0.000		10/13/23	30,556,625
15,698,000	0.000		02/02/24	15,329,777
Societe Generale SA(c)(g)
15,305,000	0.000		02/09/24	14,921,587
9,696,000	0.000	(c)(g)	09/26/23	9,657,247
Starbird Funding Corp.(c)(g)
2,879,000	0.000		02/13/24	2,805,653
Suncor Energy, Inc.(c)(g)
19,875,000	0.000		10/25/23	19,706,234
5,000,000	0.000		11/21/23	4,935,755
Svenska Handelsbanken AB(c)(g)
8,000,000	0.000		04/08/24	7,722,571
TELUS Corp.(c)(g)
15,299,000	0.000		10/17/23	15,188,026
8,000,000	0.000		10/20/23	7,938,256
3,052,000	0.000		12/07/23	3,004,784
4,207,000	0.000		12/08/23	4,141,229
4,638,000	0.000		12/20/23	4,556,416
Thomson Reuters Corp.(c)(g)
13,492,000	0.000		09/20/23	13,450,092
Thunder Bay Funding LLC(c)(g)
8,725,000	0.000		10/23/23	8,655,790
TotalEnergies Capital SA(c)(g)
16,154,000	0.000		11/27/23	15,935,357
Toyota Industries Commercial Finance, Inc.(c)(g)
24,454,000	0.000		04/22/24	23,577,630
Toyota Motor Credit Corp.(c)
19,565,000	0.000		11/03/23	19,378,115
Transcanada Pipelines Ltd.(c)(g)
20,500,000	0.000		09/12/23	20,462,560
10,000,000	0.000		11/16/23	9,879,752
UBS AG(c)(g)
11,462,000	0.000		12/06/23	11,291,553

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)

Commercial Paper – (continued)
$14,441,000	0.000%	03/04/24	$14,017,876
Versailles Commercial Paper LLC(c)
17,762,000	0.000	10/04/23	17,671,800
20,101,000	0.000	01/04/24	19,706,880
Victory Receivables Corp.(c)(g)
22,309,000	0.000	10/01/23	22,098,760
3,828,000	0.000	10/13/23	3,803,296
2,616,000	0.000	02/02/24	2,552,734
Walt Disney Co.(c)(g)
14,280,000	0.000	03/26/24	13,821,510

			1,725,874,281

TOTAL SHORT-TERM INVESTMENTS (Cost $2,518,592,478)			$2,518,038,803

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT – 97.4% (Cost $4,524,318,949)			$4,568,309,224

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(f) – 0.1%

Goldman Sachs Financial Square Government Fund — Institutional Shares
4,647,500	5.234%	$4,647,500
(Cost $4,647,500)

TOTAL INVESTMENTS – 97.5% (Cost $4,528,966,449)		$4,572,956,724

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		117,454,031

NET ASSETS – 100.0%		$4,690,410,755

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with "Call" features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2023.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(e)	All or a portion of security is on loan.

(f)	Represents an affiliated fund.

(g)	Exempt from registration under Rule 144A of the Securities Act of 1933.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	8,141	12/19/23	$903,905,406	$8,406,587
2 Year U.S. Treasury Notes	5,722	12/29/23	1,166,170,425	2,043,104
5 Year U.S. Treasury Notes	5,476	12/29/23	585,504,187	4,304,120
E-Mini Russell 2000 Index	56	09/15/23	5,324,480	(313,717)
Nasdaq 100 E-Mini Index	17	09/15/23	5,283,090	(109,359)
Stoxx Europe 600 Index	168	09/15/23	4,183,555	(34,866)
Topix Index	59	09/07/23	9,450,462	1,024

TOTAL FUTURES CONTRACTS				$14,296,893

SWAP CONTRACTS — At August 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)		Unrealized Appreciation/ (Depreciation)*

12M EURO	2.904%	08/31/33	EUR	81,090	$420,369
12M GBP	4.325	09/19/33	GBP	69,400	—

TOTAL					$420,369

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to August 31, 2023.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

SPGCCLP Index	0.001%	Citibank NA	01/31/24	$88,770	$2,616,745

#

On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made quarterly.

PURCHASED OPTIONS CONTRACTS — At August 31, 2023, the Fund had the following purchased options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Excercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
KWEB Index	MS & Co. Int. PLC	$ 31.863	12/29/2023	1,867,675	$5,950,972,853	$2,928,754	$6,723,070	$(3,794,316)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued) August 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES (continued)

Description	Counterparty	Excercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

BVSP Index	JPMorgan Securities, Inc.	$131,082.340	12/13/2023	5,750	$75,372,345,500	$963,386	$4,352,144	$(3,388,758)

Total purchased option contracts				1,873,425	$81,323,318,353	$3,892,140	$11,075,214	$(7,183,074)

TOTAL				1,873,425	$81,323,318,353	$3,892,140	$11,075,214	$(7,183,074)

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
MLP	—Master Limited Partnership
PLC	—Public Limited Company

Abbreviations:
EURO	—Euro Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Assets and Liabilities August 31, 2023

	Global Managed Beta Fund	Strategic Factor Allocation Fund

Assets:

Investments in unaffiliated issuers, at value (cost $1,122,885,040 and $740,490,297, respectively)(a)	$1,398,486,111	$738,543,703
Investments in affiliated issuers, at value (cost $911,398,146 and $1,340,575,888, respectively)	1,032,261,747	1,340,575,888
Investments in affiliated securities lending reinvestment vehicle , at value which equals cost	12,600	—
Purchased options, at value (premium paid $45,931,789 and $942,636, respectively)	22,032,752	336,468
Cash	33,755,550	72,248,190
Foreign currencies, at value (cost $7,976,473 and $1,177, respectively)	8,054,212	1,148
Unrealized gain on forward foreign currency exchange contracts	6,326,316	5,438,293
Receivables:
Fund shares sold	289,313,686	1,005,036
Collateral on certain derivative contracts(b)	53,339,461	107,338,781
Dividends	1,139,712	5,887,951
Investments sold	666,885	—
Foreign tax reclaims	222,838	—
Reimbursement from investment adviser	22,765	—
Securities lending income	5,479	—
Due from broker	—	253,644
Other assets	22,624	41,291

Total assets	2,845,662,738	2,271,670,393

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	3,688,419	7,210,794
Written option contracts, at value (premium received $2,592,260 and $3,994,427, respectively)	1,724,614	2,425,344
Variation margin on futures contracts	1,522,260	9,519,566
Payables:
Investments purchased	242,980,664	5,941,447
Fund shares redeemed	56,530,000	499,590
Management fees	478,347	1,222,162
Due to broker	228,879	—
Transfer Agency fees	37,683	56,777
Payable upon return of securities loaned	12,600	—
Investments purchased on an extended-settlement basis	117	—

Accrued expenses	385,623	264,494

Total liabilities	307,589,206	27,140,174

Net Assets:

Paid-in capital	2,180,125,850	2,315,594,870
Total distributable earnings (loss)	357,947,682	(71,064,651)

NET ASSETS	$2,538,073,532	$2,244,530,219
Net Assets:
Institutional	$2,538,073,532	$14,710,214
Class P	—	2,229,820,005
Total Net Assets	$2,538,073,532	$2,244,530,219
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	186,324,935	1,337,675
Class P	—	205,309,688
Net asset value, offering and redemption price per share:
Institutional	$13.62	$11.00
Class P	—	10.86

(a)	Includes loaned securities having market value of $12,342 and $0, for the Global Managed Beta and Strategic Factor Allocation Funds respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forwards	Options
Global Managed Beta	$19,640,007	$7,070,000	$26,999,454
Strategic Factor Allocation	98,998,781	8,340,000	—

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Assets and Liabilities (continued) August 31, 2023

	Strategic Volatility Premium Fund	Tactical Tilt Overlay Fund(a)

Assets:

Investments in affiliated issuers, at value (cost $236,564,769 and $1,470,999,791, respectively)	$236,564,769	$1,510,181,563
Investments in unaffiliated issuers, at value (cost $197,464,079 and $3,053,319,158, respectively)(b)	196,944,987	3,058,127,661
Investments in affiliated securities lending reinvestment vehicle , at value which equals cost	—	4,647,500
Purchased options, at value (premium paid $198,443 and $11,075,214, respectively)	71,168	3,892,140
Cash	6,608,791	89,977,244
Foreign currencies, at value (cost $0 and $7,397,977, respectively)	—	7,235,455
Unrealized gain on swap contracts	—	2,616,745
Variation margin on futures contracts	—	2,622,293
Receivables:
Collateral on certain derivative contracts(c)	4,214,870	51,492,450
Interest and dividends	1,034,499	18,624,198
Fund shares sold	435,400	2,548,085
Due from broker	101,583	9,737
Investments sold	—	25,380,645
Reimbursement from investment adviser	—	4,724
Securities lending income	—	18,308
Other assets	23,340	61,082

Total assets	445,999,407	4,777,439,830

Liabilities:

Written option contracts, at value (premium received $260,222 and $0, respectively)	118,189	—
Variation margin on futures contracts	12,034	—
Variation margin on swaps contracts	—	5,832,022
Payables:
Investments purchased	1,045,727	55,292,612
Fund shares redeemed	606,919	16,672,399
Management fees	118,231	2,647,480
Transfer Agency fees	11,250	120,126
Due to broker	—	1,470,000
Payable upon return of securities loaned	—	4,647,500
Accrued expenses	120,517	346,936

Total liabilities	2,032,867	87,029,075

Net Assets:

Paid-in capital	462,585,153	4,660,809,468
Total distributable earnings (loss)	(18,618,613)	29,601,287

NET ASSETS	$443,966,540	$4,690,410,755
Net Assets:
Institutional	$ 327,273	$ 26,750,427
Class R6	—	583,578,009
Class P	443,639,267	4,080,082,319
Total Net Assets	$443,966,540	$4,690,410,755
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	33,724	2,475,182
Class R6	—	55,769,845
Class P	45,706,638	390,001,260
Net asset value, offering and redemption price per share:
Institutional	$9.70	$10.81
Class R6	—	10.46
Class P	9.71	10.46

(a)

Consolidated Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity—TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Includes loaned securities having a market value of $0 and $4,024,082, for the Strategic Volatility Premium and Tactical Tilt Overlay Funds respectively.
(c)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Strategic Volatility Premium	$4,214,870	$—
Tactical Tilt Overlay	24,309,386	27,183,064

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Operations For the Fiscal Year Ended August 31, 2023

	Global Managed Beta Fund	Strategic Factor Allocation Fund

Investment Income:

Dividends — affiliated issuers	$21,291,217	$62,390,436
Dividends — unaffiliated issuers (net of tax withholding of $251,269 and $0, respectively)	21,191,620	—
Interest	670,790	14,012,910
Securities lending income, net of rebates received or paid to borrowers	96,686	—

Total investment income	43,250,313	76,403,346

Expenses:

Management fees	5,868,163	15,626,028
Custody, accounting and administrative services	397,408	215,882
Transfer Agency fees(a),(b)	391,211	630,006
Professional fees	149,232	126,700
Registration fees	79,100	71,324
Printing and mailing costs	37,604	51,388
Trustee fees	25,744	25,796
Prime broker fees	10,059	38,440
Shareholder meeting expense	427	2,826
Other	80,743	62,935

Total expenses	7,039,691	16,851,325

Less — expense reductions	(1,158,777)	(2,342,273)

Net expenses	5,880,914	14,509,052

NET INVESTMENT INCOME	37,369,399	61,894,294

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	20,055,432	8,480
Investments — affiliated issuers	(626,281)	—
Purchased options	(22,265,107)	(12,918,290)
Futures contracts	15,469,660	31,913,219
Written options	8,823,420	48,834,262
Forward foreign currency exchange contracts	18,431,134	(5,547,719)
Foreign currency transactions	112,700	860,835
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	79,684,834	—
Investments — unaffiliated issuers	96,875,836	(1,946,594)
Purchased options	(4,484,418)	(117,714)
Futures contracts	7,874,138	16,214,704
Written options	4,833,744	2,660,111
Forward foreign currency exchange contracts	(18,336,397)	(4,165,664)
Foreign currency translation	297,430	(46)

Net realized and unrealized gain	206,746,125	75,795,584

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$244,115,524	$137,689,878

(a)	At the close of business on July 14, 2023, Class R6 Shares of the Strategic Factor Allocation Fund were liquidated.
(b)	Class specific Transfer Agency fees were as follows:

Fund	Institutional	Class R6	Class P
Global Managed Beta	$391,211	$—	$—
Strategic Factor Allocation	5,468	3	624,535

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2023

	Strategic Volatility Premium Fund	Tactical Tilt Overlay Fund(a)

Investment Income:

Dividends — affiliated issuers	$14,174,317	$70,184,849
Dividends — unaffiliated issuers	—	804,879
Interest	3,025,339	131,915,751
Securities lending income, net of rebates received or paid to borrowers	—	247,792

Total investment income	17,199,656	203,153,271

Expenses:

Management fees	2,385,665	35,148,857
Transfer Agency fees(b)	143,170	1,394,249
Professional fees	126,554	179,855
Custody, accounting and administrative services	71,479	378,222
Registration fees	31,246	108,789
Printing and mailing costs	28,543	58,225
Trustee fees	23,551	29,603
Shareholder meeting expense	864	6,321
Prime broker fees	—	316
Other	7,626	90,335

Total expenses	2,818,698	37,394,772

Less — expense reductions	(1,021,274)	(4,705,168)

Net expenses	1,797,424	32,689,604

NET INVESTMENT INCOME	15,402,232	170,463,667

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Underlying Funds	—	2,004,284
Net realized gain (loss) from:
Investments — unaffiliated issuers	—	77,167,376
Investments — affiliated issuers	—	(993,194)
Purchased options	(3,215,841)	4,176,926
Futures contracts	(24,330,170)	(122,028,342)
Written options	15,238,906	58,220,331
Swap contracts	—	42,156,353
Foreign currency transactions	—	191,071
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	—	3,396,185
Investments — unaffiliated issuers	(519,092)	(52,761,837)
Purchased options	(6,595)	(22,796,587)
Futures contracts	2,748,895	19,997,992
Written options	(13,702)	(5,896,044)
Swap contracts	—	(5,877,389)
Foreign currency translation	—	68,055

Net realized and unrealized loss	(10,097,599)	(2,974,820)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,304,633	$167,488,847

(a)

Statement of Operations for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity - TTIF Ltd. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Transfer Agency fees were as follows:

Fund	Institutional	Class R6	Class P
Strategic Volatility Premium	$123	$—	$143,047
Tactical Tilt Overlay	9,838	171,956	1,212,455

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Changes in Net Assets

	Global Managed Beta Fund		Strategic Factor Allocation Fund

	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022

From operations:

Net investment income (loss)	$37,369,399	$38,000,230	$61,894,294	$(7,164,343)
Net realized gain (loss)	40,000,958	30,535,877	63,150,787	(95,634,358)
Net change in unrealized gain (loss)	166,745,167	(379,306,652)	12,644,797	(41,088,721)

Net increase (decrease) in net assets resulting from operations	244,115,524	(310,770,545)	137,689,878	(143,887,422)

Distributions to shareholders:

From distributable earnings:
Institutional Shares	(99,998,153)	(184,192,220)	(275,278)	(485,488)
Class R6 Shares(a)	—	—	(249)	(1,686)
Class P Shares	—	—	(39,916,205)	(302,965,029)

Total distributions to shareholders	(99,998,153)	(184,192,220)	(40,191,732)	(303,452,203)

From share transactions:

Proceeds from sales of shares	1,025,111,264	538,309,195	798,949,747	527,591,055
Reinvestment of distributions	99,961,817	184,192,220	40,191,732	303,452,203
Cost of shares redeemed	(393,640,885)	(827,610,016)	(800,472,621)	(627,152,661)

Net increase (decrease) in net assets resulting from share transactions	731,432,196	(105,108,601)	38,668,858	203,890,597

TOTAL INCREASE (DECREASE)	875,549,567	(600,071,366)	136,167,004	(243,449,028)

Net assets:

Beginning of year	1,662,523,965	2,262,595,331	2,108,363,215	2,351,812,243

End of year	$2,538,073,532	$1,662,523,965	$2,244,530,219	$2,108,363,215

(a)	At the close of business on July 14, 2023, Class R6 Shares of the Strategic Factor Allocation Fund were liquidated.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Volatility Premium Fund		Tactical Tilt Overlay Fund(a)

	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2022

From operations:

Net investment income	$15,402,232	$224,412	$170,463,667	$15,435,896
Net realized gain (loss)	(12,307,105)	(18,754,222)	60,894,805	39,517,947
Net change in unrealized gain (loss)	2,209,506	(1,743,768)	(63,869,625)	(31,483,197)

Net increase (decrease) in net assets resulting from operations	5,304,633	(20,273,578)	167,488,847	23,470,646

Distributions to shareholders:

From distributable earnings:
Institutional Shares	(2,343)	(1,365)	(188,140)	(225,531)
Class R6 Shares	—	—	(4,706,050)	(24,009,953)
Class P Shares	(3,702,660)	(1,774,163)	(35,188,129)	(70,771,569)

Total distributions to shareholders	(3,705,003)	(1,775,528)	(40,082,319)	(95,007,053)

From share transactions:

Proceeds from sales of shares	193,782,450	405,331,474	783,089,810	1,559,262,518
Reinvestment of distributions	3,705,003	1,775,528	40,080,055	95,007,053
Cost of shares redeemed	(267,189,113)	(295,908,477)	(807,449,960)	(1,132,927,933)

Net increase (decrease) in net assets resulting from share transactions	(69,701,660)	111,198,525	15,719,905	521,341,638

TOTAL INCREASE (DECREASE)	(68,102,030)	89,149,419	143,126,433	449,805,231

Net assets:

Beginning of year	512,068,570	422,919,151	4,547,284,322	4,097,479,091

End of year	$443,966,540	$512,068,570	$4,690,410,755	$4,547,284,322

(a)

Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity — TIFF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Managed Beta Fund

	Institutional Shares

	Year Ended August 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.86	$16.71	$13.26	$11.86	$12.23

Net investment income(a)	0.25	0.28	0.21	0.22	0.29

Net realized and unrealized gain (loss)	1.23	(2.69)	3.89	1.67	(0.25)

Total from investment operations	1.48	(2.41)	4.10	1.89	0.04

Distributions to shareholders from net investment income	(0.72)	(0.33)	(0.18)	(0.38)	(0.29)

Distributions to shareholders from net realized gains	—	(1.11)	(0.47)	(0.11)	(0.12)

Total distributions	(0.72)	(1.44)	(0.65)	(0.49)	(0.41)

Net asset value, end of year	$13.62	$12.86	$16.71	$13.26	$11.86

Total return(b)	12.24%	(15.81)%	31.87%	16.13%	0.78%

Net assets, end of year (in 000s)	$2,538,074	$1,662,524	$2,262,595	$1,593,288	$1,151,378

Ratio of net expenses to average net assets(c)	0.30%	0.30%	0.20%	0.05%	0.05%

Ratio of total expenses to average net assets(c)	0.36%	0.36%	0.35%	0.37%	0.37%

Ratio of net investment income to average net assets	1.91%	1.94%	1.40%	1.79%	2.49%

Portfolio turnover rate(d)	23%	26%	29%	45%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Factor Allocation Fund

	Institutional Shares

	Year Ended August 31,

	2023		2022		2021		2020		2019

Per Share Data

Net asset value, beginning of year	$10.50		$12.76		$11.98		$11.06		$11.26

Net investment income (loss)(a)	0.31		(0.01)		(0.08)		0.03		0.11

Net realized and unrealized gain (loss)	0.39		(0.67)		1.77		1.18		0.30

Total from investment operations	0.70		(0.68)		1.69		1.21		0.41

Distributions to shareholders from net investment income	(0.18)		—		—		(0.15)		—

Distributions to shareholders from net realized gains	(0.02)		(1.58)		(0.91)		(0.14)		(0.61)

Total distributions	(0.20)		(1.58)		(0.91)		(0.29)		(0.61)

Net asset value, end of year	$11.00		$10.50		$12.76		$11.98		$11.06

Total return(b)	6.88%		(6.47)%		15.01%		11.11%		4.15%

Net assets, end of year (in 000s)	$14,710		$12,455		$3,960		$3,013		$5,424

Ratio of net expenses to average net assets	0.70%		0.69%		0.69%		0.69%		0.72%

Ratio of total expenses to average net assets	0.81%		0.81%		0.82%		0.82%		0.82%

Ratio of net investment income (loss) to average net assets	2.94%		(0.10)%		(0.67)%		0.26%		1.05%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	—	%(d)	—	%(d)	962%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	There were no long-term transactions for the years ended August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, respectively.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Factor Allocation Fund

	Class P Shares

	Year Ended August 31,

	2023		2022		2021		2020		2019

Per Share Data

Net asset value, beginning of year	$10.38		$12.62		$11.86		$10.96		$11.26

Net investment income (loss)(a)	0.31		(0.04)		(0.08)		0.02		0.11

Net realized and unrealized gain (loss)	0.37		(0.62)		1.75		1.18		0.29

Total from investment operations	0.68		(0.66)		1.67		1.20		0.40

Distributions to shareholders from net investment income	(0.18)		—		—		(0.16)		(0.09)

Distributions to shareholders from net realized gains	(0.02)		(1.58)		(0.91)		(0.14)		(0.61)

Total distributions	(0.20)		(1.58)		(0.91)		(0.30)		(0.70)

Net asset value, end of year	$10.86		$10.38		$12.62		$11.86		$10.96

Total return(b)	6.97%		(6.47)%		15.09%		11.03%		4.16%

Net assets, end of year (in 000s)	$2,229,820		$2,095,895		$2,347,839		$1,616,030		$1,565,955

Ratio of net expenses to average net assets	0.69%		0.67%		0.68%		0.68%		0.71%

Ratio of total expenses to average net assets	0.80%		0.80%		0.81%		0.82%		0.82%

Ratio of net investment income (loss) to average net assets	2.95%		(0.31)%		(0.66)%		0.15%		1.07%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	—	%(d)	—	%(d)	962%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	There were no long-term transactions for the years ended August 31, 2023, August 31, 2022, August 31, 2021 and August 31, 2020, respectively.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Volatility Premium Fund

	Institutional Shares

	Year Ended August 31,				Period Ended August 31, 2021(a)
	2023		2022

Per Share Data

Net asset value, beginning of period	$9.66		$10.10		$10.00

Net investment income (loss)(b)	0.31		—	(c)	(0.02)

Net realized and unrealized gain (loss)	(0.20)		(0.40)		0.12

Total from investment operations	0.11		(0.40)		0.10

Distributions to shareholders from net investment income	(0.07)		—		—

Distributions to shareholders from net realized gains	—		(0.04)		—

Total distributions	(0.07)		(0.04)		—

Net asset value, end of period	$9.70		$9.66		$10.10

Total return(d)	1.38%		(4.09)%		1.00%

Net assets, end of period (in 000s)	$327		$306		$350

Ratio of net expenses to average net assets	0.39%		0.38%		0.38	%(e)

Ratio of total expenses to average net assets	0.60%		0.62%		0.91	%(e)

Ratio of net investment income (loss) to average net assets	3.25%		(0.02)%		(0.36	)%(e)

Portfolio turnover rate(f)	—	%(g)	—	%(g)	—	%(g)

(a)	Commenced operations on March 29, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	There were no long-term transactions for the year ended August 31, 2023, August 31, 2022 and period ended August 31, 2021.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Volatility Premium Fund

	Class P Shares

	Year Ended August 31,				Period Ended August 31, 2021(a)
	2023		2022

Per Share Data

Net asset value, beginning of period	$9.66		$10.10		$10.00

Net investment income (loss)(b)	0.31		—	(c)	(0.01)

Net realized and unrealized gain (loss)	(0.19)		(0.40)		0.11

Total from investment operations	0.12		(0.40)		0.10

Distributions to shareholders from net investment income	(0.07)		—		—

Distributions to shareholders from net realized gains	—		(0.04)		—

Total distributions	(0.07)		(0.04)		—

Net asset value, end of period	$9.71		$9.66		$10.10

Total return(d)	1.39%		(4.09)%		1.00%

Net assets, end of period (in 000s)	$443,639		$511,763		$422,570

Ratio of net expenses to average net assets	0.38%		0.37%		0.37	%(e)

Ratio of total expenses to average net assets	0.59%		0.60%		0.79	%(e)

Ratio of net investment income (loss) to average net assets	3.23%		0.05%		(0.35	)%(e)

Portfolio turnover rate(f)	—	%(g)	—	%(g)	—	%(g)

(a)	Commenced operations on March 29, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than ($0.005) per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	There were no long-term transactions for the year ended August 31, 2023, August 31, 2022 and period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tactical Tilt Overlay Fund

	Institutional Shares

	Year Ended August 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.51	$10.66	$10.20	$9.94	$9.87

Net investment income (loss)(a)	0.39	0.05	(0.02)	0.11	0.22

Net realized and unrealized gain (loss)	— (b)	0.01	0.95	0.26	(0.15)

Total from investment operations	0.39	0.06	0.93	0.37	0.07

Distributions to shareholders from net investment income	(0.09)	(0.21)	(0.47)	(0.11)	—

Net asset value, end of year	$10.81	$10.51	$10.66	$10.20	$9.94

Total return(c)	3.82%	0.49%	9.43%	3.72%	0.71%

Net assets, end of year (in 000s)	$26,750	$21,588	$6,105	$1,681	$25,673

Ratio of net expenses to average net assets(d)	0.71%	0.68%	0.69%	0.73%	0.74%

Ratio of total expenses to average net assets(d)	0.77%	0.77%	0.78%	0.78%	0.79%

Ratio of net investment income (loss) to average net assets	3.69%	0.47%	(0.15)%	1.08%	2.17%

Portfolio turnover rate(e)	150%	61%	60%	70%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tactical Tilt Overlay Fund

	Class R6 Shares

	Year Ended August 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.17	$10.33	$9.91	$9.67	$9.87

Net investment income (loss)(a)	0.38	0.02	(0.01)	0.07	0.26

Net realized and unrealized gain (loss)	— (b)	0.03	0.92	0.28	(0.20)

Total from investment operations	0.38	0.05	0.91	0.35	0.06

Distributions to shareholders from net investment income	(0.09)	(0.21)	(0.49)	(0.11)	(0.26)

Net asset value, end of year	$10.46	$10.17	$10.33	$9.91	$9.67

Total return(c)	3.74%	0.49%	9.48%	3.80%	0.58%

Net assets, end of year (in 000s)	$583,578	$573,866	$1,054,147	$736,643	$714,633

Ratio of net expenses to average net assets(d)	0.70%	0.67%	0.69%	0.72%	0.73%

Ratio of total expenses to average net assets(d)	0.76%	0.76%	0.77%	0.78%	0.78%

Ratio of net investment income (loss) to average net assets	3.68%	0.23%	(0.09)%	0.73%	2.65%

Portfolio turnover rate(e)	150%	61%	60%	70%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tactical Tilt Overlay Fund

	Class P Shares

	Year Ended August 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.17	$10.33	$9.91	$9.66	$9.87

Net investment income (loss)(a)	0.38	0.04	(0.01)	0.08	0.20

Net realized and unrealized gain (loss)	— (b)	0.01	0.92	0.28	(0.15)

Total from investment operations	0.38	0.05	0.91	0.36	0.05

Distributions to shareholders from net investment income	(0.09)	(0.21)	(0.49)	(0.11)	(0.26)

Net asset value, end of year	$10.46	$10.17	$10.33	$9.91	$9.66

Total return(c)	3.75%	0.49%	9.47%	3.79%	0.59%

Net assets, end of year (in 000s)	$4,080,082	$3,951,830	$3,037,227	$2,291,061	$3,190,855

Ratio of net expenses to average net assets(d)	0.70%	0.67%	0.69%	0.72%	0.72%

Ratio of total expenses to average net assets(d)	0.76%	0.76%	0.77%	0.78%	0.78%

Ratio of net investment income (loss) to average net assets	3.67%	0.37%	(0.08)%	0.78%	2.07%

Portfolio turnover rate(e)	150%	61%	60%	70%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements August 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Global Managed Beta	Institutional	Diversified

Strategic Factor Allocation	Institutional and P	Diversified

Strategic Volatility Premium	Institutional and P	Diversified

Tactical Tilt Overlay	Institutional, R6 and P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Global Managed Beta, Strategic Factor Allocation, Strategic Volatility Premium and Tactical Tilt Overlay Funds pursuant to management agreements (the “Agreement”) with the Trust. At the close of business on July 14, 2023, Class R6 Shares of the Strategic Factor Allocation Fund were liquidated.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity – TTIF, LLC. (the “Subsidiary”), a Cayman Islands exempted company is currently a wholly-owned subsidiary of the Tactical Tilt Overlay Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of August 31, 2023, the Fund’s net assets were $4,690,410,755, of which, $549,915,721, or 11.7%, represented the Subsidiary’s net assets.

B.  Investment Valuation — Each Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. For the Global Managed Beta Fund, these reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statement of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

73

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued) August 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities and Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D. Class Allocations and Expenses for Tactical Tilt Overlay Fund, Strategic Factor Allocation Fund and Strategic Volatility Premium Fund — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Transfer Agency fees.

E. Expenses for Global Managed Beta Fund — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Tactical Tilt Overlay Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statements of Assets and Liabilities and Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations and Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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GOLDMAN SACHS ALLOCATION FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or

75

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued) August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities and Consolidated Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules and Consolidated Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A total return swap is an agreement that gives a Fund the right to receive the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of investments or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

77

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued) August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of August 31, 2023:

GLOBAL MANAGED BETA

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$141,781	$—	$—

Asia	618,910	21,258,970	—

Australia and Oceania	25,870	5,836,543	—

Europe	5,518,467	46,730,433	—

North America	172,114,900	382,409	592

Preferred Stocks	—	319,626	—

Securities Lending Reinvestment Vehicle	12,600	—	—

Rights	—	2,497	—

Exchange Traded Funds	1,975,873,825	—	—

Investment Company	201,923,035	—	—

Total	$2,356,229,388	$74,530,478	$592

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$6,326,316	$—

Futures Contracts(b)	5,993,447	—	—

Purchased Option Contracts	21,812,100	220,652	—

Total	$27,805,547	$6,546,968	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(3,688,419)	$—

Written Option Contracts	(1,724,614)	—	—

Total	$(1,724,614)	$(3,688,419)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

STRATEGIC FACTOR ALLOCATION

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$738,543,703	$—	$—

Investment Company	1,340,575,888	—	—

Total	$2,079,119,591	$—	$—

78

GOLDMAN SACHS ALLOCATION FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC FACTOR ALLOCATION (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$5,438,293	$—

Futures Contracts(a)	14,592,411	—	—

Purchased Option Contracts	336,468	—	—

Total	$14,928,879	$5,438,293	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(7,210,794)	$—

Futures Contracts(a)	(2,901,755)	—	—

Written Option Contracts	(2,425,344)	—	—

Total	$(5,327,099)	$(7,210,794)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

STRATEGIC VOLATILITY PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$196,944,987	$—	$—

Investment Company	236,564,769	—	—

Total	$433,509,756	$—	$—

Derivative Type

Assets

Futures Contracts(a)	$1,553,188	$—	$—

Purchased Option Contracts	71,168	—	—

Total	$1,624,356	$—	$—

Liabilities

Written Option Contracts	$(118,189)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

79

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued) August 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TACTICAL TILT OVERLAY

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Agency Debentures	$—	$356,740,899	$—

U.S. Treasury Obligations	63,079,792	—	—

Corporate Obligations	—	45,716,447	—

Securities Lending Reinvestment Vehicle	4,647,500	—	—

Exchange Traded Funds	74,551,720	—	—

Investment Companies	1,510,181,563	—	—

Short-term Investments	—	2,518,038,803	—

Total	$1,652,460,575	$2,920,496,149	$—

Derivative Type

Assets

Futures Contracts(a)	$14,754,835	$—	$—

Interest Rate Swap Contracts(a)	—	420,369	—

Total Return Swap Contracts(a)	—	2,616,745	—

Purchased Option Contracts	—	3,892,140	—

Total	$14,754,835	$6,929,254	$—

Liabilities

Futures Contracts(a)	$(457,942)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules and Consolidated Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Global Managed Beta

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	$6,546,968		Payable for unrealized loss on forward foreign currency exchange contracts	$(3,688,419)

Equity	Variation margin on futures contracts	5,993,447	(a)	Variation margin on futures contracts; Written options, at value	(1,724,614	)(a)

Interest rate	Purchased options, at value	21,812,100		—	—

Total		$34,352,515			$(5,413,033)

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4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Factor Allocation

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$5,438,293		Payable for unrealized loss on forward foreign currency exchange contracts	$(7,210,794)

Equity	Variation margin on futures contracts; Purchased options, at value	4,495,645	(a)	Written options, at value	(554,002)

Interest rate	Variation margin on futures contracts	10,433,234	(a)	Variation margin on futures contracts; Written options, at value	(4,773,097	)(a)

Total		$20,367,172			$(12,537,893)

Strategic Volatility Premium

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities

Equity	Variation margin on futures contracts; Purchased options, at value	$105,953	(a)	Written options, at value	$(118,189)

Interest rate	Variation margin on futures contracts	1,518,403	(a)	—	—

Total		$1,624,356			$(118,189)

Tactical Tilt Overlay

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities

Commodity	Unrealized gain from swap contracts	$2,616,745			$—

Equity	Unrealized gain from swap contracts, variation margin on futures contracts and purchased options, at value	3,893,164	(a)	Variation margin on futures contracts	(457,942	)(a)

Interest rate	Unrealized gain from swap contracts and variation margin on futures contracts	15,174,180	(a)	—	—

Total		$21,684,089			$(457,942)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules and Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements and Consolidated Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These

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Notes to Financial Statements (continued) August 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements and Consolidated Statement of Operations:

Global Managed Beta

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts and purchased options/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased and written options	$26,913,508	$(21,908,151)

Equity	Net realized gain (loss) from futures contracts, purchased and written options/ Net change in unrealized gain (loss) on futures contracts and written options	15,469,660	8,755,446

Interest rate	Net realized gain (loss) from purchased options/Net change in unrealized gain (loss) on purchased options	(21,924,061)	3,039,771

Total		$20,459,107	$(10,112,934)

Strategic Factor Allocation

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(5,547,719)	$(4,165,664)

Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	163,881,748	2,585,648

Interest rate	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(96,052,557)	16,171,453

Total		$62,281,472	$14,591,437

Strategic Volatility Premium

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	$11,230,802	$167,233

Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(23,537,907)	2,561,365

Total		$(12,307,105)	$2,728,598

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4. INVESTMENTS IN DERIVATIVES (continued)

Tactical Tilt Overlay

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures contracts, written options and swap contracts/Net change in unrealized gain (loss) on written options and swap contracts	$31,935,761	$(4,230,915)

Currency	Net realized gain (loss) from purchased options and written options/Net change in unrealized gain (loss) on purchased options and written options	(1,922,457)	(1,543,123)

Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options and written options	91,791,933	(32,137,463)

Interest rate	Net realized gain (loss) from futures contract, purchased options and written options /Net change in unrealized gain (loss) on futures contracts, purchased options and written options	(139,279,969)	23,339,473

Total		$(17,474,732)	$(14,572,028)

For the fiscal year ended August 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions

Global Managed Beta	2,681	$410,546,993	$—	225,430,019	$—	14,038,018	$—

Strategic Factor Allocation	16,069	567,412,203	—	940,258	—	4,184,533	—

Strategic Volatility Premium	2,957	—	—	251,075	—	246,875	—

Tactical Tilt Overlay	18,690	—	382,636,391	55,157,162	84,010,000	56,744,598	168,020,000

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages each Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Funds’ average daily net assets.

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Notes to Financial Statements (continued) August 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*^

Global Managed Beta	0.30%	0.30%	0.30%	0.30%	0.30%	0.24%

Strategic Factor Allocation	0.75	0.68	0.64	0.62	0.74	0.63

Strategic Volatility Premium	0.50	0.45	0.43	0.42	0.50	0.29

Tactical Tilt Overlay	0.75	0.68	0.64	0.62	0.71	0.62(a)

*

GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least December 29, 2023. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.40% as an annual percentage rate of the Strategic Volatility Premium Fund’s average daily net assets. This arrangement will remain in effect at least through December 29, 2023. For the fiscal year ended August 31, 2023, GSAM waived $477,133 of the Strategic Volatility Premium Fund’s management fee.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”). The Global Managed Beta Fund invests in each of the Goldman Sachs ActiveBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF and the Goldman Sachs MarketBeta US Equity ETF, and the Tactical Tilt Overlay Fund invested in Goldman Sachs High Yield Floating Rate Fund and invests in Goldman Sachs Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2023, GSAM waived $1,158,777, $2,342,273, $544,141 and $2,135,936 of the Global Managed Beta, Strategic Factor Allocation, Strategic Volatility Premium and Tactical Tilt Overlay Funds’ management fees, respectively.

GSAM also provides management services to the Tactical Tilt Overlay Fund’s Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Tactical Tilt Overlay Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended August 31, 2023, GSAM waived $2,201,631 of the Tactical Tilt Overlay Fund’s management fee.

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.04% of the average daily net assets of Institutional Shares for the Tactical Tilt Overlay Fund, Strategic Factor Allocation Fund and Strategic Volatility Premium Fund, 0.02% of the average daily net assets of Institutional Shares for the Global Managed Beta Fund, 0.03% of the average daily net assets of Class R6 Shares for the Tactical Tilt Overlay Fund and 0.03% of the average daily net assets of Class P Shares for the Strategic Factor Allocation Fund, Strategic Volatility Premium Fund and Tactical Tilt Overlay Fund.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Global Managed Beta, Strategic Factor Allocation, Strategic Volatility Premium and Tactical Tilt Overlay Funds are 0.204%, 0.164%, 0.064% and 0.164%, respectively. These Other Expense limitations will remain in place through at least December 29, 2023 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Global Managed Beta	$1,158,777	$—	$1,158,777

Strategic Factor Allocation	2,342,273	—	2,342,273

Strategic Volatility Premium	1,021,274	—	1,021,274

Tactical Tilt Overlay	4,638,124	67,044	4,705,168

D. Line of Credit Facility — As of August 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

E. Other Transactions with Affiliates — For the fiscal year ended August 31, 2023, Goldman Sachs earned $83,745 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Tactical Tilt Overlay Fund.

As of August 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Institutional

Strategic Volatility Premium	15%

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GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued) August 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended August 31, 2023:

Global Managed Beta

Underlying Fund	Market Value as of 8/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change In Unrealized Gain/(Loss)	Market Value as of 8/31/23	Shares as of 8/31/23	Dividend Income

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$21,768,087	$8,090,887	$—	$—	$312,597	$30,171,571	1,023,459	$635,672

Goldman Sachs Financial Square Government Fund - Institutional Shares	175,934,056	947,361,215	(921,372,236)	—	—	201,923,035	201,923,035	7,700,527

Goldman Sachs Market Beta International Equity ETF	214,490,911	143,825,945	(13,111,440)	27,220	35,353,838	380,586,474	7,485,553	8,144,301

Goldman Sachs MarketBeta U.S. Equity ETF	292,505,095	136,002,483	(52,291,809)	(653,501)	44,018,399	419,580,667	6,802,540	4,810,717

Total	$704,698,149	$1,235,280,530	$(986,775,485)	$(626,281)	$79,684,834	$1,032,261,747		$21,291,217

Strategic Factor Allocation

Underlying Fund	Market Value as of 8/31/22	Purchases at Cost	Proceeds from Sales	Market Value as of 8/31/23	Shares as of 8/31/23	Dividend Income

Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,564,632,614	$4,844,803,311	$(5,068,860,037)	$1,340,575,888	1,340,575,888	$62,390,436

Strategic Volatility Premium

Underlying Fund	Market Value as of 8/31/22	Purchases at Cost	Proceeds from Sales	Market Value as of 8/31/23	Shares as of 8/31/23	Dividend Income

Goldman Sachs Financial Square Government Fund — Institutional Shares	$343,787,202	$1,041,448,978	$(1,148,671,411)	$236,564,769	236,564,769	$14,174,317

Tactical Tilt Overlay

Underlying Fund	Market Value as of 8/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change In Unrealized Gain/(Loss)	Market Value as of 8/31/23	Shares as of 8/31/23	Dividend Income

Goldman Sachs Energy Infrastructure Fund — Class R6	$72,443,922	$3,956,953	$(9,000,000)	$2,316,636	$577,194	$70,294,705	6,171,616	$4,905,975

Goldman Sachs Financial Square Government Fund — Institutional Shares	1,918,580,927	3,995,658,148	(4,476,704,836)	—	—	1,437,534,239	1,437,534,239	65,146,258

Goldman Sachs High Yield Floating Rate Fund — Class R6	109,638,212	132,616	(109,279,989)	(3,309,830)	2,818,991	—	—	132,616

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tactical Tilt Overlay (continued)

Underlying Fund	Market Value as of 8/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change In Unrealized Gain/(Loss)	Market Value as of 8/31/23	Shares as of 8/31/23	Dividend Income

Goldman Sachs MLP Energy Infrastructure Fund — Class R6	$—	$2,352,619	$—	$—	$—	$2,352,619	75,525	$—

Total	$2,100,663,061	$4,002,100,336	$(4,594,984,825)	$(993,194)	$3,396,185	$1,510,181,563		$70,184,849

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2023, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities

Global Managed Beta	$—	$1,065,523,815	$—	$396,062,313

Tactical Tilt Overlay	449,939,701	329,524,687	172,080,610	716,647,859

For the fiscal year ended August 31, 2023, there were no purchases and proceeds from sales and maturities of long-term securities for the Strategic Factor Allocation and Strategic Volatility Premium Funds.

7. SECURITIES LENDING

The Global Managed Beta Fund and Tactical Tilt Overlay Fund may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement and/or Consolidated Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any

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Notes to Financial Statements (continued) August 31, 2023

7. SECURITIES LENDING (continued)

shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statement and Consolidated Statement of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2023, are reported under Investment Income on the Statements and Consolidated Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2023.

Fund	Beginning Value as of August 31, 2022	Purchases at cost	Proceeds from Sales	Ending Value as of August 31, 2023

Global Managed Beta	$70,746,676	$841,651,184	$(912,385,260)	$ 12,600

Tactical Tilt Overlay	49,625,697	453,289,335	(498,267,532)	4,647,500

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2023 was as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay

Distributions paid from:

Ordinary income	$99,998,153	$40,191,732	$3,705,003	$40,082,319

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay

Distributions paid from:

Ordinary income	$120,695,128	$114,127,787	$ 563,374	$95,007,053

Net long-term capital gains	63,497,092	189,324,416	1,212,154	—

Total taxable distributions	$184,192,220	$303,452,203	$1,775,528	$95,007,053

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GOLDMAN SACHS ALLOCATION FUNDS

8. TAX INFORMATION (continued)

As of August 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay

Undistributed ordinary income — net	$24,698,122	$50,012,095	$11,976,976	$181,328,624

Capital loss carryforwards(1) :

Perpetual Short-Term	(7,260,344)	(43,749,409)	(12,030,598)	(149,420,055)

Perpetual Long-Term	(14,149,747)	(65,636,837)	(18,045,899)	(29,869,323)

Total capital loss carryforwards	(21,410,091)	(109,386,246)	(30,076,497)	(179,289,378)

Timing differences (Post October Capital Loss Deferral/Late¬Year

Ordinary Loss Deferral and Straddle Loss Deferral)	$(34,134,855)	$(9,743,878)	$—	$(6,974,640)

Unrealized gains (loss) — net	388,794,506	(1,946,622)	(519,092)	34,536,681

Total accumulated earnings (loss) net	$357,947,682	$(71,064,651)	$(18,618,613)	$29,601,287

(1) The Tactical Tilt Overlay Fund utilized $408,590 of capital losses in the current fiscal year.

As of August 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay

Tax Cost	$2,073,572,551	$2,092,889,890	$435,795,237	$4,559,485,124

Gross unrealized gain	402,151,534	—	—	196,317,496

Gross unrealized loss	(13,357,028)	(1,946,622)	(519,092)	(161,780,815)

Net unrealized gain (loss)	$388,794,506	$(1,946,622)	$(519,092)	$34,536,681

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on regulated options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, partnership investments, passive foreign investment company investments, and underlying fund investments.

The Tactical Tilt Overlay Fund reclassed $(6,948,417) from distributable earnings to paid in capital for the year ending August 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Tactical Tilt Overlay Fund and result primarily from eliminating entries related to the Subsidiary.

GSAM has reviewed each Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in each Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Asset Allocation Risk — The Funds’ allocations to the various asset classes may cause the Funds to underperform other funds with a similar investment objective.

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Notes to Financial Statements (continued) August 31, 2023

9. OTHER RISKS (continued)

Credit/Default Risk — An issuer or guarantor of a security held by a Fund or a bank or other financial institution that has entered into a repurchase agreement with a Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to a Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Funds may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in ETFs — The Fund may invest directly in ETFs, including affiliated ETFs. The Fund’s investments in ETFs will be subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of an SEC exemptive order or SEC exemptive rule.

Investments in the Underlying Funds Risk — The investments of a Fund may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Funds’ investment performance is directly related to the investment performance of the Underlying Funds it holds. The Funds are subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If a Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

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GOLDMAN SACHS ALLOCATION FUNDS

9. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Management Risk — A strategy used by the Investment Adviser may fail to produce the intended results.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Option Writing Risk — Writing (selling) options may limit the opportunity to profit from an increase or decrease in the market value of a reference security in exchange for up-front cash (the premium) at the time of selling the option. In a sharp rising or falling market, the Fund could significantly underperform the market or other portfolios without an option writing strategy. The Fund could also experience a sudden, significant permanent loss due to dramatic movements in the market value of reference security, which may far exceed the premiums received for writing the option. Such significant losses could cause significant deteriorations in the Fund’s NAV. Furthermore, the premium received from the Fund’s option writing strategies may not fully protect it against market movements because the Fund will continue to bear the risk of movements in the value of its portfolio investments.

Tax Risk — The Tactical Tilt Overlay Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in

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Notes to Financial Statements (continued) August 31, 2023

9. OTHER RISKS (continued)

commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Tactical Tilt Overlay Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Treasury regulations generally treat the Tactical Tilt Overlay Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a current-year distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Tactical Tilt Overlay Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Tactical Tilt Overlay Fund has limited its investments in commodity index-linked structured notes. The Tactical Tilt Overlay Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Tactical Tilt Overlay Fund’s income from such investments was not “qualifying income,” in which case the Tactical Tilt Overlay Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Tactical Tilt Overlay Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Tactical Tilt Overlay Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on November 16, 2023. Each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) currently serve as a Trustee of each of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Managed Beta Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	78,875,852	$1,025,111,264	38,515,995	$538,309,195

Reinvestment of distributions	8,323,215	99,961,817	11,856,265	184,192,220

Shares redeemed	(30,131,088)	(393,640,885)	(56,511,209)	(827,610,016)

	57,067,979	731,432,196	(6,138,949)	(105,108,601)

	Strategic Factor Allocation Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	321,256	$3,353,859	1,000,972	$11,079,050

Reinvestment of distributions	27,194	275,278	42,401	485,488

Shares redeemed	(196,484)	(2,032,399)	(168,005)	(1,840,322)

	151,966	1,596,738	875,368	9,724,216

Class R6 Shares(a)

Reinvestment of distributions	25	249	149	1,686

Shares redeemed	(1,244)	(13,478)	—	—

	(1,219)	(13,229)	149	1,686

Class P Shares

Shares sold	77,593,313	795,595,888	45,788,073	516,512,005

Reinvestment of distributions	3,995,736	39,916,205	26,787,359	302,965,029

Shares redeemed	(78,264,954)	(798,426,744)	(56,643,865)	(625,312,339)

	3,324,095	37,085,349	15,931,567	194,164,695

NET INCREASE	3,474,842	$38,668,858	16,807,084	$203,890,597

(a)	At the close of business on July 14, 2023, Class R6 Shares of the Strategic Factor Allocation Fund were liquidated.

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Notes to Financial Statements (continued) August 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Volatility Premium Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	13,266	$127,237	18,657	$186,077

Reinvestment of distributions	245	2,343	136	1,365

Shares redeemed	(11,483)	(110,191)	(21,718)	(217,081)

	2,028	19,389	(2,925)	(29,639)

Class P Shares

Shares sold	20,118,341	193,655,213	41,107,256	405,145,397

Reinvestment of distributions	386,903	3,702,660	176,886	1,774,163

Shares redeemed	(27,792,106)	(267,078,922)	(30,146,098)	(295,691,396)

	(7,286,862)	(69,721,049)	11,138,044	111,228,164

NET INCREASE (DECREASE)	(7,284,834)	$(69,701,660)	11,135,119	$111,198,525

	Tactical Tilt Overlay Fund

	For the Fiscal Year Ended August 31, 2023		For the Fiscal Year Ended August 31, 2022

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	1,135,526	$12,100,469	1,782,056	$18,966,440

Reinvestment of distributions	17,716	188,140	21,277	225,531

Shares redeemed	(733,042)	(7,837,585)	(320,989)	(3,385,774)

	420,200	4,451,024	1,482,344	15,806,197

Class R6 Shares

Shares sold	10,251,194	106,266,000	20,556,236	212,873,814

Reinvestment of distributions	457,566	4,703,786	2,340,151	24,009,953

Shares redeemed	(11,347,385)	(116,175,121)	(68,573,658)	(707,568,184)

	(638,625)	(5,205,335)	(45,677,271)	(470,684,417)

Class P Shares

Shares sold	64,343,749	664,723,341	128,768,013	1,327,422,264

Reinvestment of distributions	3,422,970	35,188,129	6,897,814	70,771,569

Shares redeemed	(66,277,795)	(683,437,254)	(41,268,081)	(421,973,975)

	1,488,924	16,474,216	94,397,746	976,219,858

NET INCREASE	1,270,499	$15,719,905	50,202,819	$521,341,638

94

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Global Managed Beta Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Strategic Volatility Premium Fund, and Goldman Sachs Tactical Tilt Overlay Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the Funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Goldman Sachs Global Managed Beta Fund, Goldman Sachs Strategic Factor Allocation Fund, and Goldman Sachs Strategic Volatility Premium Fund (1)
Goldman Sachs Tactical Tilt Overlay Fund and its subsidiary (2)
(1) Statements of assets and liabilities, including the schedules of investments as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, and the financial highlights for each of the periods indicated therein.
(2) Consolidated statement of assets and liabilities, including the consolidated schedule of investments as of August 31, 2023, the related consolidated statement of operations for the year ended August 31, 2023, the consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2023, and the consolidated financial highlights for each of the periods indicated therein.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS ALLOCATION FUNDS

Fund Expenses — Six Month Period Ended August 31, 2023 (Unaudited)

As a shareholder of Institutional, Class R6 and Class P Shares of a Fund you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional, Class R6 and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023, which represents a period of 184 days of a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Managed Beta Fund				Strategic Factor Allocation Fund				Strategic Volatility Premium Fund				Tactical Tilt Overlay Fund
Share Class	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*	Beginning Account Value 3/1/23	Ending Account Value 8/31/23		Expenses Paid for the 6 months ended 8/31/23*

Institutional

Actual	$1,000.00	$1,091.30		$1.61	$1,000.00	$1,078.50		$3.71	$1,000.00	$1,021.00		$2.04	$1,000.00	$1,014.10		$3.65

Hypothetical 5% return	1,000.00	1,023.70	+	1.56	1,000.00	1,021.60	+	3.61	1,000.00	1,023.20	+	2.04	1,000.00	1,021.60	+	3.67

Class R6

Actual	—	—		—	—	—		—	—	—		—	1,000.00	1,013.60		3.60

Hypothetical 5% return	—	—		—	—	—		—	—	—		—	1,000.00	1,021.60	+	3.62

Class P

Actual	—	—		—	1,000.00	1,079.50		3.66	1,000.00	1,021.00		1.98	1,000.00	1,013.60		3.60

Hypothetical 5% return	—	—		—	1,000.00	1,021.70	+	3.56	1,000.00	1,023.20	+	1.99	1,000.00	1,021.60	+	3.62

*

Expenses are calculated using each Fund’s annualized net expense ratio (excluding proxy fees which are not annualized) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Class R6	Class P

Global Managed Beta	0.31%	—%	—%

Strategic Factor Allocation	0.71	—	0.70

Strategic Volatility Premium	0.40	—	0.39

Tactical Tilt Overlay	0.72	0.71	0.71

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Managed Beta Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Strategic Volatility Premium Fund, and Goldman Sachs Tactical Tilt Overlay Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund and the underlying funds in which the Tactical Tilt Overlay Fund invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund and the Underlying Funds invest;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Fund and/or the Underlying Funds for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)

information regarding commissions paid by the Fund and/or the Underlying Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution, as applicable;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds, the Underlying Funds, and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds, the Underlying Funds, and the Investment Adviser and its affiliates.

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GOLDMAN SACHS ALLOCATION FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds and the Underlying Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and (in the case of the Strategic Volatility Premium Fund) updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ and the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. For the Strategic Factor Allocation Fund and Strategic Volatility Premium Fund, they noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Tactical Tilt Overlay Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods ended December 31, 2022, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2023. They also considered that the Tactical Tilt Overlay Fund had experienced a benchmark index change in 2021. They noted that the Global Managed Beta Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods, and in the fourth quartile for the one-year period ended December 31, 2022, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one- and three-year periods ended March 31, 2023. The Trustees considered that the Strategic Factor Allocation Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods ended December 31, 2022, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five-year period ended March 31, 2023. They noted that the Strategic Factor Allocation Fund had experienced certain portfolio management changes in 2022. The Trustees observed that the Strategic Volatility Premium Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2023. They noted that the Strategic Volatility Premium Fund had experienced certain portfolio management changes in 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and (in the case of the Strategic Factor Allocation Fund, Strategic Volatility Premium Fund, and Tactical Tilt Overlay Fund) breakpoints, to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Funds and the Underlying Funds. With respect to the Tactical Tilt Overlay Fund, the Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

99

GOLDMAN SACHS ALLOCATION FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. For the Strategic Factor Allocation Fund, Strategic Volatility Premium Fund and Tactical Tilt Overlay Fund, the Trustees also considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of each Fund:

Average Daily Net Assets	Strategic Factor Allocation Fund	Strategic Volatility Premium Fund	Tactical Tilt Overlay Fund

First $2 billion	0.75%	0.50%	0.75%

Next $3 billion	0.68	0.45	0.68

Next $3 billion	0.64	0.43	0.64

Over $8 billion	0.62	0.42	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints for the Strategic Factor Allocation Fund, Strategic Volatility Premium Fund, and Tactical Tilt Overlay Fund represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Tactical Tilt Overlay Fund, which had asset levels above at least the first breakpoint during the prior fiscal year. The Trustees also considered the services provided to the Tactical Tilt Overlay Fund under the Management Agreement and the fees and expenses borne by the Underlying Funds and considered the Investment Adviser’s finding that the management fees payable by the Fund were not duplicative of the management fees paid at the Underlying Fund level.

With respect to Global Managed Beta Fund, the Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds and certain Underlying Funds; (c) in the case of the Global Managed Beta Fund and Tactical Tilt Overlay Fund, research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds and certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds or

100

GOLDMAN SACHS ALLOCATION FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) in the case of the Tactical Tilt Overlay Fund and Global Managed Beta Fund, fees earned by the Investment Adviser for managing the fund in which each Fund’s and certain Underlying Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds and the Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ and the Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds and/or the Underlying Funds (as applicable) receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds and the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ and the Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

101

GOLDMAN SACHS ALLOCATION FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 71	Chair of the Board of Trustees	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present) Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee		Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

102

GOLDMAN SACHS ALLOCATION FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Paul C. Wirth Age: 65		Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Interested Trustee*
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 67 portfolios (32 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Credit Income Fund each did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

103

GOLDMAN SACHS ALLOCATION FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of August 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Allocation Funds - Tax Information (Unaudited)

For the year ended August 31, 2023, 10.68% and 11.59% of the dividends paid from net investment company taxable income by the Global Managed Beta and Tactical Tilt Overlay Funds qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2023, the total amount of income received by the Global Managed Beta Fund from sources within foreign countries and possessions of the United States was $0.0921 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Global Managed Beta Fund was 12.58%. The total amount of taxes paid by the Global Managed Beta Fund to such countries was $0.0102.

For the year ended August 31, 2023, the Global Managed Beta and Tactical Tilt Overlay Funds designate 27.20% and 19.49%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2023, the Strategic Factor Allocation fund designates $3,531,294 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

104

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎  Financial Square Treasury Solutions Fund[1]

∎  Financial Square Government Fund[1]

∎  Financial Square Money Market Fund[2]

∎  Financial Square Prime Obligations Fund[2]

∎  Financial Square Treasury Instruments Fund[1]

∎  Financial Square Treasury Obligations Fund[1]

∎  Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎  Investor Money Market Fund[3]

∎  Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎  Enhanced Income Fund

∎  Short-Term Conservative Income Fund

∎  Short Duration Government Fund

∎  Short Duration Bond Fund

∎  Government Income Fund

∎  Inflation Protected Securities Fund Multi-Sector

∎  Bond Fund

∎  Core Fixed Income Fund

∎  Global Core Fixed Income Fund

∎  Strategic Income Fund

∎  Income Fund

Municipal and Tax-Free

∎  High Yield Municipal Fund

∎  Dynamic Municipal Income Fund

∎  Short Duration Tax-Free Fund

∎  Municipal Income Completion Fund

Single Sector

∎  Investment Grade Credit Fund

∎  U.S. Mortgages Fund

∎  High Yield Fund

∎  High Yield Floating Rate Fund

∎  Emerging Markets Debt Fund

∎  Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎  Long Short Credit Strategies Fund

Fundamental Equity

∎  Equity Income Fund

∎  Small Cap Growth Fund

∎  Small Cap Value Fund

∎  Small/Mid Cap Value Fund

∎  Mid Cap Value Fund

∎  Large Cap Value Fund

∎  Focused Value Fund

∎  Large Cap Core Fund

∎  Strategic Growth Fund

∎  Small/Mid Cap Growth Fund

∎  Flexible Cap Fund

∎  Concentrated Growth Fund

∎  Technology Opportunities Fund

∎  Mid Cap Growth Fund

∎  Rising Dividend Growth Fund

∎  U.S. Equity ESG Fund

∎  Income Builder Fund

Tax-Advantaged Equity

∎  U.S. Tax-Managed Equity Fund

∎  International Tax-Managed Equity Fund

∎  U.S. Equity Dividend and Premium Fund

∎  International Equity Dividend and Premium Fund

Equity Insights

∎  Small Cap Equity Insights Fund

∎  U.S. Equity Insights Fund

∎  Small Cap Growth Insights Fund

∎  Large Cap Growth Insights Fund

∎  Large Cap Value Insights Fund

∎  Small Cap Value Insights Fund

∎  International Small Cap Insights Fund

∎  International Equity Insights Fund

∎  Emerging Markets Equity Insights Fund

Fundamental Equity International

∎  International Equity Income Fund

∎  International Equity ESG Fund

∎  China Equity Fund

∎  Emerging Markets Equity Fund

∎  Emerging Markets Equity ex. China Fund

∎  ESG Emerging Markets Equity Fund

Alternative

∎  Clean Energy Income Fund

∎  Real Estate Securities Fund

∎  Commodity Strategy Fund

∎  Global Real Estate Securities Fund

∎  Absolute Return Tracker Fund

∎  Managed Futures Strategy Fund

∎  MLP Energy Infrastructure Fund

∎  Energy Infrastructure Fund

∎  Multi-Manager Alternatives Fund

∎  Global Infrastructure Fund

Total Portfolio Solutions

∎  Global Managed Beta Fund

∎  Multi-Manager Non-Core Fixed Income Fund

∎  Multi-Manager Global Equity Fund

∎  Multi-Manager International Equity Fund

∎  Tactical Tilt Overlay Fund

∎  Balanced Strategy Portfolio

∎  Multi-Manager U.S. Small Cap Equity Fund

∎  Multi-Manager Real Assets Strategy Fund

∎  Growth and Income Strategy Portfolio

∎  Growth Strategy Portfolio

∎  Dynamic Global Equity Fund

∎  Satellite Strategies Portfolio

∎  Enhanced Dividend Global Equity Portfolio

∎  Tax-Advantaged Global Equity Portfolio

∎  Strategic Factor Allocation Fund

∎  Strategic Volatility Premium Fund

∎  GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary* *Effective October 10, 2023 GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that a Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov. The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Fund holdings and allocations shown are as of August 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2023 Goldman Sachs. All rights reserved. 339811-OTU-1891472 ALLOCATEAR-23

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2023	2022	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,823,618	$3,874,745	Financial Statement audits.

Audit-Related Fees:

• PwC	$516,600	$438,000	Other attest services.

Tax Fees:

• PwC	0	$0

$438,000

$3,874,745

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2023	2022	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,075,449	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2023 and August 31, 2022 were approximately $516,600 and $438,000, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2022 and December 31, 2021 were approximately $17.1 million and $14.4 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2022 and 2021 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 3, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	November 3, 2023